                                                                    EXHIBIT 10.1

                                                                 EXECUTION COPY
===============================================================================



                                CREDIT AGREEMENT
                             Dated as of MAY 9, 2002

                                      among

                                NMHG HOLDING CO.
                              NMHG DISTRIBUTION CO.
                      NACCO MATERIALS HANDLING GROUP, INC.
                        NACCO MATERIALS HANDLING LIMITED
                                       and
                          NACCO MATERIALS HANDLING B.V.
                                  as Borrowers

                  THE FINANCIAL INSTITUTIONS FROM TIME TO TIME
                             PARTY HERETO AS LENDERS

                   THE FINANCIAL INSTITUTION FROM TIME TO TIME
                         PARTY HERETO AS AN ISSUING BANK

                          CITICORP NORTH AMERICA, INC.,
                             as Administrative Agent

                            SALOMON SMITH BARNEY INC.
                                       and
                           CREDIT SUISSE FIRST BOSTON
                   as Joint Arrangers and as Joint Bookrunners

                                       and

                           CREDIT SUISSE FIRST BOSTON
                              as Syndication Agent


==============================================================================

                             Table of Contents
                             ----------------------

                                                                                                                Page
                                                                                                                ----
                                    ARTICLE I
                                   DEFINITIONS
     1.01.    Certain Defined Terms...............................................................................1
     1.02.    Computation of Time Periods........................................................................52
     1.03.    Accounting Terms...................................................................................53
     1.04.    Other Definitional Provisions......................................................................53
     1.05.    Other Terms........................................................................................53
     1.06.    Payments by the Borrowers..........................................................................53

                                   ARTICLE II
                AMOUNTS AND TERMS OF LOANS AND LETTERS OF CREDIT

     2.01.    The Revolving Credit Facility......................................................................53
     2.02.    Letters of Credit..................................................................................60
     2.03.    Participations in Credit Facilities................................................................67
     2.04.    Evidence of Indebtedness...........................................................................69
     2.05.    Authorized Officers and Administrative Agents......................................................69
     2.06.    Booking of Loans and Letters of Credit.............................................................70

                                   ARTICLE III
                            PAYMENTS AND PREPAYMENTS

     3.01.    Prepayments; Reductions in and Reallocations of Commitments........................................70
     3.02.    Payments...........................................................................................74
     3.03.    Pro Rata Shares Adjustment.........................................................................79
     3.04.    Taxes..............................................................................................80
     3.05.    Increased Capital..................................................................................83
     3.06.    Cash Management and Concentration Accounts.........................................................84

                                   ARTICLE IV
                                INTEREST AND FEES

     4.01.    Interest on the Loans and Other Obligations........................................................88
     4.02.    Special Provisions Governing Fixed Rate Loans......................................................91
     4.03.    Fees...............................................................................................94

                                    ARTICLE V
                CONDITIONS TO EFFECTIVENESS; CONDITIONS TO LOANS AND LETTERS OF CREDIT

     5.01.    Conditions Precedent to Effectiveness..............................................................95
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
     5.02.    Conditions Precedent to Revolving Loans, Swing Loans, Overdraft Loans and
              Letters of Credit..................................................................................99


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES


     6.01.    Representations and Warranties of the Borrowers...................................................100


                                   ARTICLE VII
                               REPORTING COVENANTS


     7.01.    Financial Statements..............................................................................111
     7.02.    Events of Default.................................................................................114
     7.03.    Lawsuits..........................................................................................115
     7.04.    Insurance.........................................................................................115
     7.05.    Borrowing Base Certificate........................................................................115
     7.06.    ERISA and Analogous Notices.......................................................................116
     7.07.    Environmental Notices.............................................................................117
     7.08.    Labor Matters.....................................................................................118
     7.09.    Public Filings and Reports........................................................................119
     7.10.    Bank Account Information..........................................................................119
     7.11.    Senior Notes; Debt................................................................................119
     7.12.    Other Reports.....................................................................................119
     7.13.    Other Information.................................................................................119


                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS


     8.01.    Corporate Existence, Etc..........................................................................120
     8.02.    Corporate Powers; Conduct of Business, Etc........................................................120
     8.03.    Compliance with Laws, Etc.........................................................................120
     8.04.    Payment of Taxes and Claims; Tax Consolidation....................................................120
     8.05.    Insurance.........................................................................................121
     8.06.    Inspection of Property; Books and Records; Discussions............................................121
     8.07.    ERISA Compliance..................................................................................122
     8.08.    Foreign Employee Benefit Plan Compliance..........................................................122
     8.09.    Maintenance of Property...........................................................................122
     8.10.    Further Assurances; Additional Collateral.........................................................123
     8.11.    Landlord and Bailee Waivers.......................................................................125
     8.12.    Environmental Compliance..........................................................................125
     8.13.    Insurance and Condemnation Proceeds...............................................................125

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                               Table of Contents
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                                  (continued)
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                                   ARTICLE IX
                               NEGATIVE COVENANTS
     9.01.    Indebtedness......................................................................................126
     9.02.    Sales of Assets...................................................................................129
     9.03.    Liens.............................................................................................130
     9.04.    Investments.......................................................................................131
     9.05.    Accommodation Obligations.........................................................................132
     9.06.    Restricted Payments...............................................................................133
     9.07.    Conduct of Business; Subsidiaries; Acquisitions...................................................134
     9.08.    Transactions with Shareholders and Affiliates.....................................................136
     9.09.    Restriction on Fundamental Changes................................................................137
     9.10.    Sale and Leaseback Transactions; Operating Leases.................................................137
     9.11.    Margin Regulations; Securities Laws...............................................................138
     9.12.    ERISA.............................................................................................138
     9.13.    Constituent Documents.............................................................................139
     9.14.    Fiscal Year.......................................................................................139
     9.15.    Cancellation of Debt; Prepayment of Indebtedness; Certain Amendments..............................139
     9.16.    Environmental Matters.............................................................................139
     9.17.    Cash Management...................................................................................139
     9.18.    No Restrictions on Subsidiary Dividends...........................................................140


                                    ARTICLE X
                               FINANCIAL COVENANTS


     10.01.   Excess Availability...............................................................................140
     10.02.   Maximum Leverage Ratio............................................................................140
     10.03.   Minimum Fixed Charge Coverage Ratio...............................................................140
     10.04.   Maximum Capital Expenditures......................................................................141


                                   ARTICLE XI
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES


     11.01.   Events of Default.................................................................................142
     11.02.   Rights and Remedies...............................................................................145
     11.03.   Cash Collateral...................................................................................146
     11.04.   License for Use of Software and Other Intellectual Property.......................................147


                                   ARTICLE XII
                            THE ADMINISTRATIVE AGENT


     12.01.   Appointment.......................................................................................147
     12.02.   Nature of Duties..................................................................................148
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
     12.03.   Rights, Exculpation, Etc..........................................................................149
     12.04.   Reliance..........................................................................................149
     12.05.   Indemnification...................................................................................150
     12.06.   CNAI Individually.................................................................................150
     12.07.   Successor Administrative Agents; Resignation of Administrative Agents.............................150
     12.08.   Relations Among Lenders...........................................................................151
     12.09.   Concerning the Collateral and the Loan Documents..................................................151


                                  ARTICLE XIII
                             CO-BORROWER PROVISIONS


     13.01.   Domestic Borrowers................................................................................154
     13.02.   Multicurrency Borrowers...........................................................................154
     13.03.   Separate Actions..................................................................................154
     13.04.   Obligations Absolute and Unconditional............................................................155
     13.05.   Waivers and Acknowledgements......................................................................156
     13.06.   Contribution Among Borrowers......................................................................156
     13.07.   Subrogation.......................................................................................157
     13.08.   Subordination.....................................................................................157


                                   ARTICLE XIV
                                  MISCELLANEOUS


     14.01.   Lender Assignments and Participations.............................................................159
     14.02.   Expenses..........................................................................................162
     14.03.   Indemnity.........................................................................................163
     14.04.   Change in Accounting Principles...................................................................164
     14.05.   Setoff............................................................................................164
     14.06.   Ratable Sharing...................................................................................164
     14.07.   Amendments and Waivers............................................................................165
     14.08.   Notices...........................................................................................167
     14.09.   Survival of Warranties and Agreements.............................................................168
     14.10.   Failure or Indulgence Not Waiver; Remedies Cumulative.............................................169
     14.11.   Marshaling; Payments Set Aside....................................................................169
     14.12.   Severability......................................................................................169
     14.13.   Headings..........................................................................................169
     14.14.   Governing Law.....................................................................................169
     14.15.   Limitation of Liability...........................................................................169
     14.16.   Successors and Assigns............................................................................170
     14.17.   Certain Consents and Waivers......................................................................170
     14.18.   Counterparts; Effectiveness; Inconsistencies......................................................172
     14.19.   Limitation on Agreements..........................................................................172
     14.20.   Confidentiality...................................................................................172

                                     -iv-
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

                                                                                                                Page
                                                                                                                ----
     14.21.   Currency Conversions..............................................................................173
     14.22.   Entire Agreement..................................................................................173
     14.23.   Advice of Counsel.................................................................................174
     14.24.   Joint Arrangers, Joint Bookrunners and Syndication Agent..........................................174
     14.25.   Termination of the Multicurrency Facility.........................................................174

                                Table of Contents
                                -----------------
                                   (continued)

                                    EXHIBITS
Exhibit A                  --       Applicable Interest Rate Margins and Fee Rates

Exhibit B                  --       Form of Assignment and Acceptance

Exhibit C-1                --       Form of Borrowing Base Certificate (Domestic Facility)

Exhibit C-2                --       Form of Borrowing Base Certificate (Multicurrency Facility)

Exhibit D-1                --       Form of Collateral Access Agreement (Landlord)

Exhibit D-2                --       Form of Collateral Access Agreement (Bailee)

Exhibit E                  --       Form of Collection Account Agreement

Exhibit F                  --       Credit and Collection Policies

Exhibit G-1                --       Form of Domestic Borrower Guaranty

Exhibit G-2                --       Form of Multicurrency Borrower Guaranty

Exhibit G-3                --       Form of Foreign Guaranty (Multicurrency Obligations)

Exhibit H                  --       Form of Domestic Security Agreement

Exhibit I                  --       Form of Foreign Working Capital Guaranty

Exhibit J                  --       Initial Projections

Exhibit K-1                --       Form of Notice of Borrowing (Domestic Facility)

Exhibit K-2                --       Form of Notice of Borrowing (Multicurrency Facility)

Exhibit L                  --       Form of Notice of Continuation/Conversion

Exhibit M-1                --       Form of Notice of Letter of Credit Issuance (Domestic Facility)

Exhibit M-2                --       Form of Notice of Letter of Credit Issuance (Multicurrency
                                    Facility)

Exhibit N                  --       Form of Officer's Certificate

                                Table of Contents
                                -----------------
                                   (continued)


Exhibit O                  --       Form of Pledge Agreement (Domestic)

Exhibit P                  --       Pro Forma

Exhibit Q-1                --       Form of Domestic Loan Note

Exhibit Q-2                --       Form of Multicurrency Loan Note

Exhibit Q-3                --       Form of Swing Loan Note

Exhibit R                  --       Form of Trademark Security Agreement

Exhibit S                  --       List of Closing Documents

Exhibit T                  --       Form of Compliance Certificate

                                Table of Contents
                                -----------------
                                   (continued)


                                    SCHEDULES

Schedule 1.01.1            --       Commitments

Schedule 1.01.2            --       Guarantors

Schedule 1.01.3            --       Intentionally Omitted

Schedule 1.01.4            --       Permitted Existing Accommodation Obligations

Schedule 1.01.5            --       Permitted Existing Indebtedness

Schedule 1.01.6            --       Permitted Existing Investments

Schedule 1.01.7            --       Permitted Existing Liens

Schedule 1.01.8            --       Refinanced Indebtedness

Schedule 6.01-A            --       Constituent Documents

Schedule 6.01-C            --       Authorized, Issued and Outstanding Capital Stock; Subsidiaries

Schedule 6.01-I            --       Litigation; Adverse Effects

Schedule 6.01-O            --       Environmental Matters

Schedule 6.01-P            --       ERISA Matters

Schedule 6.01-R            --       Labor Matters

Schedule 6.01-U            --       Intellectual Property & Permits

Schedule 6.01-V            --       Assets and Properties

Schedule 6.01-W            --       Insurance

Schedule 6.01-Y            --       Transactions with Affiliates

Schedule 6.01-Z            --       Collection Account Banks; Bank Accounts

Schedule 6.01-CC           --       Compensation Increases

Schedule 9.02-B            --       Sale of Assets

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                               Table of Contents
                               -----------------
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
Schedule 9.04              --       Investments in Disbursement Accounts

Schedule 9.10              --       Sale and Leaseback Transactions

                                                                  EXECUTION COPY

                                CREDIT AGREEMENT

                  This Credit Agreement dated as of May 9, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT") is entered into among NMHG Holding Co., a Delaware corporation ("NMHG HOLDING"), NACCO Materials Handling Group, Inc., a Delaware corporation ("NMHG"), NMHG Distribution Co., a Delaware corporation and direct wholly-owned Subsidiary of NMHG Holding ("NMHG DISTRIBUTION"), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the "UK BORROWER"), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (the "NETHERLANDS BORROWER"; and together with NMHG Holding, NMHG, NMHG Distribution, and the UK Borrower, the "BORROWERS"), the financial institutions from time to time a party hereto as Lenders, whether by execution of this Agreement or an Assignment and Acceptance, the financial institutions from time to time party hereto as Issuing Bank, whether by execution of this Agreement or an Assignment and Acceptance or otherwise, Citicorp North America, Inc., a Delaware corporation ("CNAI"), in its capacity as administrative agent for the Lenders and the Issuing Bank hereunder (with its successors and permitted assigns in such capacity, the "ADMINISTRATIVE AGENT"), Salomon Smith Barney Inc. ("SSB") and Credit Suisse First Boston ("CSFB") as joint arrangers ("JOINT ARRANGERS") and joint bookrunners ("JOINT BOOKRUNNERS"), and CSFB as syndication agent ("SYNDICATION AGENT").

ARTICLE I
                                   DEFINITIONS

                  1.01. CERTAIN DEFINED TERMS. In addition to the terms defined above, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

                  "ACCOMMODATION OBLIGATION" means any Contractual Obligation, contingent or otherwise, of one Person with respect to any Indebtedness, obligation or liability of another, if the primary purpose or intent thereof by the Person incurring the Accommodation Obligation is to provide assurance to the obligee of such Indebtedness, obligation or liability of another that such Indebtedness, obligation or liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders thereof will be protected (in whole or in part) against loss in respect thereof including, without limitation, direct and indirect guarantees, endorsements (except for collection or deposit in the ordinary course of business), notes co-made or discounted, recourse agreements, take-or-pay agreements, keep-well agreements, agreements to purchase or repurchase such Indebtedness, obligation or liability or any security therefor or to provide funds for the payment or discharge thereof, agreements to maintain solvency, assets, level of income, or other financial condition, and agreements to make payment other than for value received. The amount of any Accommodation Obligation shall be equal to the lesser of (a) the principal amount payable under such Accommodation Obligation (if quantifiable) and (b) the portion of the obligation so guaranteed or otherwise supported.

                  "ACCOUNT" is defined in SECTION 2.01(c)(i).

                  "ACCOUNTING CHANGES" means, with respect to any Person, changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or any agency with similar functions).

                  "ACCOUNTING FIRM" means Arthur Andersen or such other firm of independent certified public accountants of recognized national standing acceptable to the Administrative Agent.

                  "ACQUISITION" is defined in SECTION 9.04(f).

                  "ADDITIONAL ASSETS" means: (a) any property, plant or equipment or other tangible assets used in or useful in the operation of a Related Business, (b) the Capital Stock of a Person that becomes a Borrower Subsidiary as a result of the acquisition of such Capital Stock by a Borrower or a Borrower Subsidiary, or (c) Capital Stock constituting a minority interest in any Person that at such time is a Borrower Subsidiary; provided, however, that any such Subsidiary described in clause (b) or (c) above is primarily engaged in a Related Business.

                  "ADJUSTED EBITDA" means, for any period, the sum, without duplication, of (a) Consolidated EBITDA and (b) equity advances and capital contributions to NMHG Holding or any of the other Borrowers made during such period or within thirty days following the end of such period and specifically designated for allocation to such period and not in the period in which made, provided, that no greater than $10,000,000 of such equity advances and capital contributions may be included in the determination of Adjusted EBITDA during any four-quarter period.

                  "ADMINISTRATIVE AGENT" is defined in the preamble.

                  "ADMINISTRATIVE QUESTIONNAIRE" means an administrative questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" means, as applied to any specified Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such specified Person and includes each officer or director or general partner of such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") as applied to any specified Person means the possession, directly or indirectly, of the power to vote five percent (5.0%) or more of the Voting Stock or otherwise to direct or cause the direction of, the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise. "AFFILIATED" has a correlative meaning to Affiliate.

                  "AGREEMENT" is defined in the preamble.

                  "APPLICABLE FIXED RATE MARGIN", "APPLICABLE FLOATING RATE MARGIN", "APPLICABLE LETTER OF CREDIT FEE RATE", "APPLICABLE OVERDRAFT RATE MARGIN", and "APPLICABLE UNUSED COMMITMENT FEE RATE" mean a per annum rate equal to (a) for the period from the Closing Date until the Rate Change Date (as defined below) occurring after the timely delivery of the Compliance Certificate for the period ending September 30, 2002, pursuant to SECTION 7.01(c), the respective per annum rates in the row designated "Level 3" on the table set forth on EXHIBIT A attached hereto with respect to each of the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Overdraft Rate Margin, the Applicable Letter of Credit Fee Rate, and the Applicable Unused Commitment Fee Rate and (b) from and after such Rate Change Date, if the Leverage Ratio for the applicable period ending on the last day of the then most recent fiscal quarter (as shown on the Compliance Certificate delivered pursuant to SECTION 7.01(c)) is within the applicable range set forth on EXHIBIT A attached hereto, the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin and the Applicable Unused Commitment Fee Rate shall be the respective per annum rates set forth opposite the applicable range indicated on the table set forth on EXHIBIT A attached hereto. In the event of the delivery of a Compliance Certificate after September 30, 2002, showing an increase or decrease in the Leverage Ratio (for the twelve-month period ending on the last day of a fiscal quarter) which requires a change in the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin and the Applicable Unused Commitment Fee Rate, such changes shall be effective from the first day of the calendar month immediately following receipt of such Compliance Certificate (provided that the Compliance Certificate is received by the Administrative Agent no later than 12:00 p.m. (New York time) at least one
(1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin and the Applicable Unused Commitment Fee Rate are subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Leverage Ratio which requires such changes (any such date on which the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin and the Applicable Unused Commitment Fee Rate are subject to change being a "Rate Change Date"); provided, however, that failure to timely deliver such Compliance Certificate following the end of any fiscal quarter shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin and the Applicable Unused Commitment Fee Rate to the maximum per annum rates for the applicable period set forth above until the first day of the first calendar month following the delivery of such Compliance Certificate demonstrating that such an increase is not required; provided further, however, the occurrence and continuation of any Event of Default, in addition to any other remedy provided for in this Agreement, shall result in an increase in the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin and the Applicable Unused Commitment Fee Rate to the maximum per annum rates for the applicable period set forth above until the first day of the first calendar month following the date on which such Event of Default is cured or waived in accordance with SECTION 14.07.

                  "APPLICABLE LENDING OFFICE" means, with respect to a particular Lender, its Fixed Rate Lending Office in respect of provisions relating to Fixed Rate Loans, Overdraft Loans and Multicurrency Loans, and its Domestic Lending Office in respect of provisions relating to Floating Rate Loans.

                  "APPROVED FUND" means any Fund that (a) is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender, and, (b) together with all other Affiliated Approved Funds that are Lender assignees hereunder, have total assets in excess of $200,000,000.

                  "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance in substantially the form of EXHIBIT B attached hereto delivered to the Administrative Agent in connection with an assignment of a Lender's interest under this Agreement in accordance with the provisions of SECTION 14.01.

                  "AUSTRALIAN CREDIT FACILITY" means that certain Guaranteed Multi Option Facility, dated August 15, 2000, among NACCO Materials Handling Group Pty Ltd., Citibank and Citibank Limited, as amended, restated, supplemented or otherwise modified from time to time or as the same may be refinanced or replaced; provided that such refinancing or replacement, taken as a whole, is on terms no less favorable to NACCO Materials Handling Group Pty Ltd. than the terms of the existing Australian Credit Facility prior to such replacement or refinancing; provided further that if such refinancing or replacement is in an aggregate principal amount greater than the commitments under the Australian Credit Facility on the Closing Date, any excess amounts shall only be permitted as allowed in accordance with SECTION 9.01(q).

                  "AUSTRALIAN CREDIT FACILITY SUBLIMIT" means, (a) from the Closing Date through May 31, 2002, the Dollar Equivalent (determined as of the Closing Date) of the aggregate commitment under the Australian Credit Facility and (b) after May 31, 2002, with respect to an Australian Credit Facility provided by a CNAI Affiliate and with respect to any calendar month, an amount equal to the lesser of (i) the Dollar Equivalent of the aggregate commitment under such Australian Credit Facility and (ii) that amount equal to (A) the Dollar Equivalent of the amount designated in writing by NACCO Materials Handling Group Pty Ltd. to such CNAI Affiliate and the Administrative Agent as the "Australian Credit Facility Sublimit" at least three (3) Business Days prior to the first Business Day of such calendar month (as such Dollar Equivalent is determined on the day of such notice) MULTIPLIED BY (B) one hundred five percent (105%); provided, that such designated amount may not be less than the outstanding obligations under such Australian Credit Facility; provided, further that to the extent a notice is not given as herein provided, the Australian Credit Facility Sublimit shall be the amount most recently designated in such a written notice prior to the first Business Day of such calendar month.

                  "AUSTRALIAN REORGANIZATION" means a transaction or series of transactions in which an Australian Subsidiary is consolidated or merged with, or whose Capital Stock is contributed to, another Australian Subsidiary or any other Subsidiary as agreed by the Administrative Agent and the Borrowers.

                  "AUSTRALIAN SUBSIDIARIES" means NACCO Materials Handling Group Pty. Ltd, NMHG Superannuation Programme Pty. Limited, NMHG Employees Super. Fund Pty Limited, National Fleet Network Pty Limited, NMHG Distribution Pty Limited, KS Coy & Sons Pty Limited, Yale-LTC Industrial Trucks Pty Limited, LTC Forklift Rentals Pty Limited., and any other Foreign Subsidiaries (a) organized under the laws of Australia from time to time in accordance with SECTION 9.07 of this Agreement or (b) agreed to by the Administrative Agent and the Borrowers in connection with an Australian Reorganization and otherwise organized in accordance with SECTION 9.07 of this Agreement.

                  "AVAILABILITY" means, (a) with respect to any Credit Facility at any particular time, the amount by which the Maximum Credit Amount for such Credit Facility exceeds the Credit Facility Outstandings under such Credit Facility at such time; (b) with respect to any Subfacility at any particular time, the amount by which the Maximum Credit Amount for such Subfacility exceeds the Credit Facility Outstandings under such Subfacility at such time; or (c) with respect to both Credit Facilities at any particular time, the aggregate Availability under each Credit Facility.

                  "AVAILABILITY RESERVES" means (a) an amount equal to the Australian Credit Facility Sublimit, (b) an amount equal to the aggregate commitments of all CNAI Affiliates under any other foreign working capital facility subject to the Foreign Working Capital Guaranty, (c) any other reserve against the Availability under any Credit Facility established by the Administrative Agent, (d) any reserve established pursuant to SECTION 9.02(b)(iv) and (e) such amounts as the Administrative Agent may from time to time establish against Availability under any Credit Facility in order either
(i) to preserve the value of, or the Administrative Agent's Lien on, the Collateral or (ii) to reflect future liabilities (including, without limitation, liabilities in respect of cash management agreements and arrangements) of the Borrowers to the Administrative Agent and its Affiliates.

                  "BAILEE" is defined in the Domestic Security Agreement.

                  "BANK ACCOUNTS" means the Cash Collateral Accounts, the Collection Accounts, the Disbursement Accounts, the Lockboxes, and the Concentration Accounts.

                  "BANK OF SCOTLAND OVERDRAFT LINE" means that certain working capital facility in a principal amount not to exceed (pound)16,000,000, provided by Bank of Scotland to the UK Borrower pursuant to that certain letter dated October 15, 2001 between, inter alios, Bank of Scotland and the UK Borrower.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.ss.ss.101 ET seq.), as amended from time to time, and any successor statute.

                  "BANKRUPTCY EVENT" means (a) any event that constitutes a Default or an Event of Default under SECTION 11.01(f) or 11.01(g), and (b) as used in SECTION 9.06(a)(ii)(E), any event of a type described under SECTION 11.01(f) or 11.01(g) with respect to the Parent (rather than a Borrower or Borrower Subsidiary as set forth therein).

                  "BENEFIT PLAN" means a defined benefit plan as defined in
Section 3(35) of ERISA (other than a Multiemployer Plan or Foreign Employee Benefit Plan) in respect of which any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in
Section 3(5) of ERISA.

                  "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such Board.

                  "BORROWER SUBSIDIARIES" means the Subsidiaries of each Borrower and "BORROWER SUBSIDIARY" means any Subsidiary of any Borrower.

                  "BORROWERS" is defined in the preamble.

                  "BORROWING" means a borrowing consisting of Loans under the same Credit Facility of the same type (i.e., Floating Rate Loans or Fixed Rate Loans) and of the same Optional Currency made on the same day by the same Borrower.

                  "BORROWING BASE" shall mean any of the Domestic Borrowing Base or the Multicurrency Borrowing Base.

                  "BORROWING BASE CERTIFICATE" means a certificate, (a) with respect to the Domestic Facility, in substantially the form of EXHIBIT C-1 attached hereto (with such modifications thereto as shall be agreed to by the Administrative Agent in accordance with the terms of this Agreement), setting forth the Domestic Borrowers' calculation of the Domestic Borrowing Base and (b) with respect to the Multicurrency Facility, in substantially the form of EXHIBIT C-2 attached hereto (with such modifications thereto as shall be agreed to by the Administrative Agent in accordance with the terms of this Agreement), setting forth the Multicurrency Borrowers' calculation of the Multicurrency Borrowing Base.

                  "BORROWING BASE DELIVERY DATE" is defined in SECTION 7.05.

                  "BUSINESS ACTIVITY REPORT" means (a) a Notice of Business Activities Report from the State of New Jersey Division of Taxation or (b) a Minnesota Business Activity Report from the Minnesota Department of Revenue.

                  "BUSINESS DAY" means a day, in the applicable local time, (a) which is not a Saturday or Sunday or a legal holiday, (b) on which banks are not required or permitted by law or other governmental action to close (i) in New York, New York, (ii) in the case of Fixed Rate Loans or Multicurrency Loans, in London, England, or (iii) in the case of Letter of Credit transactions for a particular Issuing Bank, in the place where its office for issuance or administration of the pertinent Letter of Credit is located, and (c) in the case of Euro Loans, on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) system is operating.

                  "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether payable in cash or other Property or accrued as a liability (but without duplication)) during such period that, in conformity with GAAP, are required to be classified as capital expenditures but excluding (a) interest capitalized relating to and during construction of Property, (b) expenditures made in connection with the replacement or restoration of Property to the extent reimbursed or financed from insurance or condemnation proceeds not constituting net cash proceeds of sale of such Property, and (c) expenditures made with the proceeds from the sales of similar Property to the extent such sales and reinvestments are otherwise permitted under this Agreement.

                  "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "CAPITAL STOCK" means, with respect to any Person, any shares of common or preferred stock, any other equity securities, any limited liability company interests, any general or limited partnership interests or other equivalents of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

                  "CASH COLLATERAL" means immediately available cash or Cash Equivalents in any Concentration Account or Cash Collateral Account under the "control" (within the meaning of Section 9-104 of the Uniform Commercial Code or in the case of Cash Collateral of the Multicurrency Borrowers, within the meaning of applicable law) of the Administrative Agent, as security for any of the Obligations.

                  "CASH COLLATERAL ACCOUNTS" means, collectively, the Domestic Cash Collateral Account and the Multicurrency Cash Collateral Accounts.

                  "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (b) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Corporation (or its successors) or P-1 (or better) by Moody's Investors Service, Inc. (or its successors); (c) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Corporation (or its successors) or P-1 (or better) by Moody's Investors Service, Inc. (or its successors); and (d) marketable direct obligations of any state of the United States of America or any political subdivision of any such state given on the date of such investment the highest credit rating by Moody's Investors Service, Inc. (or its successors) and Standard & Poor's Corporation (or its successors); provided, that the maturities of any such Cash Equivalents referred to in clauses (a) through (d) shall not exceed 270 days.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 ET SEQ., any amendments thereto, any successor statutes, and any regulations or legally enforceable guidance promulgated thereunder.

                  "CERCLIS" is defined in SECTION 6.01(o).

                  "CHANGE OF CONTROL" means any of the following shall occur:

                  (a) any Person or group of Persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act) other than one or more Permitted Holders, is or becomes the

"beneficial owner" (as defined in Rules 13d-3 and 13d-5 promulgated by the Commission under said Act) of twenty-five percent (25%) or more of the total voting power of the outstanding Voting Stock of the Parent; provided, however, that the Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of Parent than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Parent;

                  (b) individuals who on the Closing Date constituted the Board of Directors of NMHG Holding or the Parent (together with any new directors whose election by such Board of Directors of NMHG Holding or the Parent, as the case may be, or whose nomination for election by the stockholders of NMHG Holding or the Parent, as the case may be, was approved by a vote of a majority of the directors of NMHG Holding or of the Parent, as the case may be, then still in office who were either directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of NMHG Holding or the Parent, as the case may be, then in office;

                  (c) the adoption of a plan relating to the liquidation or dissolution of any Credit Party or the Parent other than to the extent permitted in SECTION 9.09;

                   (d) the merger or consolidation of Parent or any Credit Party with or into another Person or the merger of another Person with or into Parent or any Credit Party, or the sale of all or substantially all the assets of Parent (determined on a consolidated basis) or any Credit Party to another Person, other than a transaction permitted by SECTION 9.09;

                  (e) the occurrence of a "Change of Control" under (and as defined in) the Senior Note Indenture; or

                  (f) one hundred percent (100%) of the Capital Stock of any Borrower ceasing to be owned (directly or indirectly) and controlled by the Parent, other than to the extent permitted by SECTION 9.02(c).

                  "CITIBANK" means Citibank, NA, a national banking association.

                  "CLAIM" means any claim or demand, by any Person, of whatsoever kind or nature for any alleged Liabilities and Costs, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, Permit, ordinance or regulation, common law or otherwise.

                  "CLOSING DATE" means May 9, 2002.

                  "CLOSING LIST" is defined in SECTION 5.01(a)(i).

                  "CNAI" is defined in the preamble.

                  "CNAI AFFILIATES" means all Affiliates of CNAI.

                  "COLLATERAL" means all Property and interests in Property and proceeds thereof (including, but not limited to, all accounts, Receivables, deposit accounts, Bank Accounts, chattel paper, instruments, investment property, Inventory, General Intangibles, documents, commercial tort claims, and proceeds thereof) now owned or hereafter acquired by any Credit Party upon which a Lien is granted under any of the Loan Documents, provided, that the Collateral shall not include any Equipment, Real Property, fixtures or improvements thereon.

                  "COLLATERAL ACCESS AGREEMENT" means (a) a landlord waiver (with a copy of the relevant Lease attached) with respect to personal property located at real property leased by any Credit Party, substantially in the form of EXHIBIT D-1 attached hereto (with such modifications as the Administrative Agent may approve in its sole discretion), (b) a bailee waiver with respect to Property maintained by a Credit Party with a Bailee, substantially in the form of EXHIBIT D-2 attached hereto (with such modifications as the Administrative Agent may approve in its sole discretion), and (c) a waiver with respect to Collateral that is the subject of a bill of lading executed by the issuer of such bill of lading and the agent for the destination named in such bill of lading, in form and substance satisfactory to the Administrative Agent.

                  "COLLATERAL VALUE" means (a) with respect to any Eligible Receivable, the Dollar Equivalent of the unpaid face amount of such Receivable;
(b) with respect to any item of Eligible Inventory, the Dollar Equivalent of the value (determined at the lower of cost, on a first-in, first-out, basis and market value) of such Inventory.

                  "COLLECTION ACCOUNT AGREEMENT" means (a) with respect to Collection Accounts located in the United States, a collection account agreement executed by a Collection Account Bank, the applicable Borrower or Borrowers, and the Administrative Agent substantially in the form of EXHIBIT E attached hereto (with such changes thereto requested by the Collection Account Bank as may be acceptable to the Administrative Agent and the applicable Borrower or Borrowers, as the case may be), and (b) with respect to Collection Accounts located outside of the United States, an agreement or security agreement between a Multicurrency Borrower, the Administrative Agent (in its capacity as security holder or otherwise), a Collection Account Bank and such other parties as may be necessary, which agreement gives the Administrative Agent the control rights specified therein and security with respect to the Collection Accounts designated therein, in form and substance satisfactory to the Administrative Agent, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

                  "COLLECTION ACCOUNT BANK" means each bank which has entered into a Collection Account Agreement and which is identified as a Collection Account Bank on SCHEDULE 6.01-Z, as such schedule may be modified from time to time pursuant to SECTION 3.06.

                  "COLLECTION ACCOUNTS" means, collectively, the collection accounts in which proceeds of Collateral are deposited, established at the Collection Account Banks which are subject to a Collection Account Agreement.

                  "COLLECTIONS" is defined in SECTION 3.06(b).

                  "COMMERCIAL LETTER OF CREDIT" means any documentary letter of credit Issued by an Issuing Bank pursuant to SECTION 2.02 for the account of a Borrower, which is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by such Borrower in the ordinary course of its business.

                  "COMMITMENT LETTER" means the Commitment Letter dated April 3, 2002, from CNAI, CSFB and SSB and accepted by the Domestic Borrowers.

                  "COMMITMENT REALLOCATION REQUEST" is defined in SECTION
3.01(d).

                  "COMMITMENT REDUCTION AMOUNT" is defined in SECTION 3.01(d).

                  "COMMITMENTS" means, collectively, the Domestic Commitments and the Multicurrency Commitments (it being understood and agreed that the maximum aggregate principal amount of the Commitments shall not exceed $175,000,000, as reduced from time to time pursuant to the terms hereof).

                  "COMPLIANCE CERTIFICATE" is defined in SECTION 7.01(e).

                  "CONCENTRATION ACCOUNT" means any Domestic Concentration Account or Multicurrency Concentration Account, and "CONCENTRATION ACCOUNTS" means, collectively, the Domestic Concentration Account and the Multicurrency Concentration Accounts.

                  "CONSOLIDATED EBITDA" means, for any period, (a) Consolidated Net Income for such period PLUS (b) to the extent deducted in determining Consolidated Net Income for such period, but without duplication, the aggregate amount of (i) depreciation and amortization expense, (ii) Consolidated Interest Expense, (iii) foreign, federal, state and local income taxes, (iv) extraordinary losses, (v) equity in losses of unconsolidated Subsidiaries and Affiliates, (vi) accruals for long-term deferred compensation (net of cash payments of deferred compensation accrued in prior periods), (vii) losses from minority interests in affiliates, (viii) non-recurring non-cash charges and expenses (including the cumulative effect of any Accounting Changes), (ix) non-cash expenses relating to the mark to market provision for derivative instruments, and (x) cash receipts related to the termination of any derivative instrument that, as of the end of the prior period, had a net gain since the inception of such derivative instrument, MINUS (c) to the extent included in determining Consolidated Net Income for such period, but without duplication,
(i) extraordinary gains, (ii) equity in earnings of unconsolidated Subsidiaries and Affiliates for such period, (iii) income from minority interests in affiliates, (iv) non-recurring non-cash gains (including the cumulative effect of any Accounting Changes), (v) non-cash income relating to the mark to market provision for derivative instruments, and (vi) cash payments related to the termination of any derivative instrument that, as of the end of the prior period, had a net loss since the inception of such derivative instrument.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, all as determined in conformity with GAAP, (a) total interest expense, whether paid or accrued (without duplication) (including the interest component of Capital Lease obligations), of NMHG Holding and its Subsidiaries on a consolidated basis, including, without limitation, all recurring bank loan fees and commissions, discounts and other fees and charges owed with respect to letters of credit, but excluding, however, amortization of discount, interest paid in property other than cash or any other interest expense not payable in cash, PLUS (b) any net payments made during such period under Interest Rate Contracts minus (c) any net payments received during such period under Interest Rate Contracts, PLUS (d) to the extent deducted in determining Consolidated Interest Expense, any interest income.

                  "CONSOLIDATED NET INCOME" means, for any period, the net earnings (or loss) after taxes of NMHG Holding and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

                  "CONSTITUENT DOCUMENT" means, (a) with respect to any corporation, (i) the articles/certificate of incorporation (or the equivalent organizational documents) of such entity, (ii) the bylaws (or the equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such entity's Capital Stock or any unanimous shareholder agreement pertaining to any Foreign Subsidiary; (b) with respect to any partnership (whether limited or general), (i) the certificate of partnership (or equivalent filings), (ii) the partnership agreement (or equivalent organizational documents) of such partnership and (iii) any document setting forth the designation, amount and/or rights, limitations and preferences of any of such partnership's partnership interests; and (c) with respect to any limited liability company, (i) the articles of organization (or the equivalent organizational documents) of such entity, (ii) the operating agreement (or the equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount and/or rights, limitations and preferences of any of such limited liability company's membership interests.

                  "CONTAMINANT" means any man-made or naturally occurring waste, pollutant, hazardous substance, radioactive substance or material, toxic substance, hazardous waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, mold, asbestos in any form or condition, polychlorinated biphenyls, or any hazardous or toxic constituent thereof and includes, but is not limited to, these terms as defined in Environmental, Health or Safety Requirements of Law.

                  "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

                  "CREDIT AND COLLECTION POLICIES" means the credit and collection policy of each Borrower and each originator of Receivables owned by a Borrower, each in the respective form and substance attached as EXHIBIT F attached hereto and satisfactory to the Administrative Agent.

                  "CREDIT FACILITY" means either of the Domestic Facility and the Multicurrency Facility. "CREDIT FACILITIES" means, collectively, the Domestic Facility and the Multicurrency Facility.

                  "CREDIT FACILITY OUTSTANDINGS" means, at any particular time
(a) with respect to the Domestic Facility, the sum of (i) the outstanding principal amount of the Swing Loans at such time, PLUS (ii) the outstanding principal amount of the Domestic Loans at such time, PLUS

(iii) the Letter of Credit Obligations outstanding at such time under the Domestic Facility, PLUS (iv) the aggregate principal amount of Protective Advances to the Domestic Lenders outstanding at such time; (b) with respect to the Multicurrency Facility, the sum of (i) the Overdraft Line Commitment, PLUS
(ii) the outstanding principal amount of the Sterling Loans at such time, PLUS
(iii) the outstanding principal amount of the Euro Loans at such time, PLUS (iv) the Letter of Credit Obligations outstanding at such time under the Multicurrency Facility, PLUS (v) the aggregate principal amount of Protective Advances to the Multicurrency Lenders; (c) with respect to the Euro Subfacility, the outstanding principal amount of the Euro Loans under such Subfacility at such time PLUS the Letter of Credit Obligations denominated in Euros and outstanding at such time under the Multicurrency Facility PLUS the Euro Overdraft Limit; and (d) with respect to the Sterling Subfacility, the outstanding principal amount of the Sterling Loans under such Subfacility at such time PLUS the Letter of Credit Obligations denominated in Sterling and outstanding at such time under the Multicurrency Facility PLUS the Sterling Overdraft Limit. For purposes of determining the amount of Credit Facility Outstandings (or any component thereof) in respect of any Revolving Loan which is denominated in Euros or Sterling, such amount shall equal the Dollar Equivalent of the amount of such currency at the time of determination thereof.

                  "CREDIT PARTY" means any Domestic Credit Party or Foreign Credit Party, and "CREDIT PARTIES" means, collectively, the Domestic Credit Parties and the Foreign Credit Parties.

                  "CSFB" is defined in the preamble.

                  "CUMULATIVE AVAILABILITY" means the sum of (a) Availability under the Domestic Facility PLUS (b) the amount then available under the Permitted Multicurrency Refinancing as set forth in a notice from NMHG Holding (certified by a Financial Officer) to the Administrative Agent.

                  "CURE FUNDINGS" is defined in SECTION 3.02(b)(iv)(C).

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement.

                  "CURRENCY AGREEMENT EXPOSURE" means, with respect to any Borrower at any time and from time to time, an aggregate amount equal to the then pre-settlement risk of such Borrower (determined by the Administrative Agent in accordance with the Administrative Agent's (or its applicable Affiliate's) customary practices) of each Currency Agreement entered into by such Borrower and the Administrative Agent (or an Affiliate of the Administrative Agent) on or after the Closing Date for the remaining term and volume of such Currency Agreement, disregarding (subject to the immediately succeeding sentence) any Currency Agreement with respect to which the pre-settlement risk of such Borrower at such time is positive. If (a) such Borrower is a party to (i) such Currency Agreement providing for such Borrower's purchase of a particular currency and (ii) a similar Currency Agreement with the same counterparty providing for the sale of such currency and (b) such Borrower and such counterparty have entered into a netting agreement in form and substance satisfactory to the Administrative Agent with respect to such Currency Agreements, then the pre-settlement risk of such Borrower and such counterparties at such time (determined by the Administrative Agent in accordance with the Administrative Agent's (or its applicable Affiliate's) customary practices) under such Currency Agreements shall be netted against one another in determining such Borrower's aggregate Currency Agreement Exposure (it being understood and agreed that if any such netting of Currency Agreements results in a positive net pre-settlement risk to such Borrower, such net pre-settlement risk shall be disregarded in the calculation of such Borrower's aggregate Currency Agreement Exposure).

                  "CUSA" means Citicorp USA, Inc., a Delaware corporation.

                  "CUSTOMARY PERMITTED LIENS" means

                  (a) Liens (other than Environmental Liens and Liens in favor of the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are not required to be paid pursuant to SECTION 8.04;

                  (b) statutory Liens of landlords and Liens of mechanics, carriers, materialmen, consignors, warehousemen, or workmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP, provided that the foregoing shall not include statutory or contractual rights of title retention on Inventory;

                  (c) Liens (other than any Lien in favor of the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, surety, appeal and performance bonds, trade, contracts (not constituting Indebtedness), regulatory or statutory obligations, government contracts or other obligations of a like nature provided in the ordinary course of business; provided that all such Liens do not in the aggregate detract from the value of any Borrower's or any of its Subsidiaries' assets or Property or impair the use thereof in the operation of their respective businesses; and

                  (d) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of Real Property which do not interfere with the ordinary conduct of the business of any Borrower or its Subsidiaries.

                  "DB CONTRIBUTION AMOUNT" is defined in SECTION 13.06(a).

                  "DEFAULT" means an event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

                  "DEFAULTING LENDER" is defined in SECTION 3.02(b)(iv).

                  "DISBURSEMENT ACCOUNTS" means, collectively, the disbursement account of each Borrower as set forth on SCHEDULE 6.01-Z.

                  "DISTRIBUTION PROPERTY" is defined in SECTION 9.02(b).

                  "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

                  "DOLLAR EQUIVALENT" means, with respect to any amount denominated in a Specified Foreign Currency on the date of determination thereof, the equivalent of such amount in Dollars determined at the rate of exchange equal to the Spot Rate on such date of determination.

                  "DOLLARS" and "$" mean the lawful money of the United States.

                  "DOMESTIC BORROWER GUARANTY" means (a) the Domestic Borrower Guaranty dated as of the Closing Date duly executed and delivered to the Administrative Agent by each of the Domestic Guarantors with respect to the Domestic Obligations, substantially in the form and substance of EXHIBIT G-1 attached hereto, and (b) each Domestic Borrower Guaranty, substantially in the form and substance of EXHIBIT G-1 attached hereto, required to be executed and delivered by a Domestic Subsidiary pursuant to SECTION 9.07, as each of the same may be further amended, supplemented or otherwise modified from time to time.

                  "DOMESTIC BORROWERS" means, collectively, NMHG Holding, NMHG, and NMHG Distribution.

                  "DOMESTIC BORROWING BASE" means, as of any date of determination, with respect to the Domestic Borrowers, an amount equal to the sum of:

                  (a) up to 85.0% (or such other higher percentage as agreed to by all Lenders in their sole discretion) of the Collateral Value of Eligible Domestic Receivables PLUS

                  (b) the least of:

                           (i) $90,000,000 LESS the Multicurrency Inventory
                  Sublimit,

                           (ii) up to 65.0% of the Collateral Value of the
                  aggregate Eligible Domestic Inventory, and

                           (iii) the sum of the products of the Inventory
                  Advance Rate multiplied by the Collateral Value of each category of Eligible Domestic Inventory set forth on the Domestic Borrowers' Borrowing Base Certificate, PLUS

                  (c) the Dollar Equivalent of cash, overnight investments and marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government with a tenor of less than one year deposited by or on behalf of any Domestic Borrower and held from time to time in the Domestic Concentration Account or the Domestic Cash Collateral Account, in each case, subject to a first priority perfected Lien of the Administrative Agent.

For purposes of this definition, the Collateral Values of Inventory shall be determined after deduction of all Eligibility Reserves then effective with respect to such items.

                  "DOMESTIC CASH COLLATERAL ACCOUNT" means an account designated as such and established by the Administrative Agent in the name of the Administrative Agent maintained with Citibank in New York, New York.

                  "DOMESTIC COLLATERAL" means all Collateral of the Domestic Credit Parties.

                  "DOMESTIC COMMITMENT" means the commitment of each Domestic Lender to make Domestic Loans (including Domestic Loans required to be made pursuant to SECTION 2.01(g) and 2.02(e)(ii) to the Domestic Borrowers), to participate in Letters of Credit Issued for the account of the Domestic Borrowers, and to participate in Multicurrency Loans and fund such participations, in each case pursuant to SECTION 2.03, in an aggregate principal amount (after giving effect to all participations purchased by and from such Domestic Lender) outstanding not to exceed the amount on the Closing Date set forth opposite such Domestic Lender's name on SCHEDULE 1.01.1 under the caption "Domestic Commitment", as such amount may be reduced or modified pursuant to this Agreement; provided, however, at no time shall the aggregate Domestic Commitments of all Domestic Lenders exceed $130,000,000 less any permanent reduction made pursuant to SECTION 3.01; provided, further, at the Closing Date the aggregate Domestic Commitments of all Domestic Lenders shall equal $120,000,000; provided, further, at no time shall the aggregate Domestic Commitments and the aggregate Multicurrency Commitments exceed $175,000,000.

                  "DOMESTIC CONCENTRATION ACCOUNT" means account number 30508139, in the name of the Administrative Agent, maintained with Citibank in New York, New York.

                  "DOMESTIC CREDIT PARTY" means any Domestic Borrower or any Domestic Guarantor, and "DOMESTIC CREDIT PARTIES" means, collectively, the Domestic Borrowers and the Domestic Guarantors.

                  "DOMESTIC FACILITY" means the facility provided by the Domestic Lenders to make Domestic Loans to, and to Issue Letters of Credit for the account of, the Domestic Borrowers, and provided by the Swing Loan Bank to make Swing Loans to the Domestic Borrowers, in each case in accordance with the terms and conditions contained in this Agreement.

                  "DOMESTIC GUARANTOR" means each Domestic Subsidiary (other than a Domestic Borrower) which is (a) designated on SCHEDULE 1.01.2 or (b) required under SECTION 9.07 to be a party to a Domestic Borrower Guaranty and/or a Multicurrency Borrower Guaranty.

                  "DOMESTIC LENDERS" means the Lenders designated as such on
SCHEDULE 1.01.1 under the caption "Domestic Commitment" and each other institution which is party hereto as a Domestic Lender pursuant to an Assignment and Acceptance.

                  "DOMESTIC LENDING OFFICE" means, with respect to any Lender, such Lender's office, located in the United States, specified as the "Domestic Lending Office" under its name on the signature pages hereof or on the Assignment and Acceptance by which it became a Lender or such other United States office of such Lender as it may from time to time specify by written notice to the Borrowers and the Administrative Agent.

                  "DOMESTIC LIBO RATE" means, with respect to any Interest Period applicable to a Borrowing of Fixed Rate Loans under the Domestic Facility denominated in Dollars, the interest rate per annum obtained by DIVIDING:

                  (a) the interest rate per annum equal to (A) the offered quotations for deposits in Dollars for a period comparable to the relevant Interest Period which appears on Dow Jones Markets Service (formerly known as Telerate) Page 3750 or Dow Jones Markets Service Page 3740 (as appropriate) (or such other page as may replace Page 3750 or Page 3740, as applicable, or the service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for deposits in Dollars) at or about 11:00 a.m. (London time) on the applicable Fixed Rate Determination Date; or (B) if no such interest rate determined under clause (A) is available, the arithmetic mean (rounded upward to the nearest one-sixteenth of one percent (0.0625%)) of the interest rates, as supplied to Citibank at its request, quoted by the "London Reference Banks" to leading banks in the London interbank market at or about 11:00 a.m. (London time) on the applicable Fixed Rate Determination Date for the offering of deposits in Dollars for a period comparable to the relevant Interest Period, BY

                  (b) a percentage equal to (i) 100% MINUS (ii) the Domestic LIBOR Reserve Percentage in effect on the relevant Fixed Rate Determination Date. The Domestic LIBO Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic LIBOR Reserve Percentage.

For purposes of this definition, "DOMESTIC LIBOR RESERVE PERCENTAGE" means, for any day, that percentage which is in effect on such day, as prescribed by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York, New York with deposits exceeding five billion Dollars in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Fixed Rate Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents). The Administrative Agent shall provide to any Borrower, upon the reasonable request of any Borrower, a explanation of any Domestic LIBOR Reserve Percentage used in the determination of the Domestic LIBO Rate.

                  "DOMESTIC LOAN" is defined in SECTION 2.01(a).

                  "DOMESTIC LOAN NOTES" means one or more promissory notes payable to the Domestic Lenders evidencing the Domestic Borrowers' Obligations to repay the Domestic Loans made to such Borrowers, substantially in the form and substance of EXHIBIT Q-1 attached hereto.

                  "DOMESTIC OBLIGATIONS" means the Obligations of the Domestic Borrowers and the Domestic Guarantors under the Domestic Facility.

                  "DOMESTIC SECURITY AGREEMENT" means (a) the Security Agreement dated as of the Closing Date by and between the Domestic Credit Parties and the Administrative Agent, substantially in the form and substance of EXHIBIT H attached hereto, and (b) each Security Agreement executed and delivered by a Domestic Subsidiary, substantially in the form and substance of EXHIBIT H attached hereto, pursuant to SECTION 9.07, as each of the same may be further amended, supplemented or otherwise modified from time to time.

                  "DOMESTIC SUBSIDIARY" means any Subsidiary of NMHG Holding organized in the United States or any state or territory thereof.

                  "DUTCH PLEDGES" means any and all Pledge Agreements, Foreign Security Agreements or other Security Documents creating a right of pledge (pandrechten) under the laws of the Netherlands.

                  "ELIGIBILITY RESERVES" means such amounts as the Administrative Agent, in the exercise of its sole discretion in accordance with the Administrative Agent's customary practices, may from time to time establish against the gross amounts of Eligible Foreign Receivables, Eligible Domestic Receivables, Eligible Foreign Inventory and Eligible Domestic Inventory to reflect risks or contingencies arising after the Closing Date or to reflect risks of statutory and contractual rights of retention on the Inventory of each Multicurrency Borrower or its Subsidiaries existing on or after the Closing Date which may affect such items and which have not already been taken into account in the determination of Eligible Foreign Receivables, Eligible Domestic Receivables, Eligible Foreign Inventory, and Eligible Domestic Inventory.

                  "ELIGIBLE ASSIGNEE" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) the Issuing Bank, and
(iii) unless an Event of Default has occurred and is continuing, any Borrower (each such approval not to be unreasonably withheld or delayed); provided, that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any Affiliates of any Borrower or the Borrower Subsidiaries.

                  "ELIGIBLE DOMESTIC INVENTORY" means Inventory owned by a Domestic Borrower:

                  (a) with respect to which the Administrative Agent has a valid and perfected first priority Lien (subject only to Customary Permitted Liens),

                  (b) with respect to which no representation, warranty or covenant contained in any of the Loan Documents has been breached,

                  (c) which is not in the sole discretion of the Administrative Agent (exercised in accordance with the Administrative Agent's customary practices), obsolete, unmerchantable or subject to any statutory, contractual or other title retention or similar agreement or arrangement,

                  (d) (i) located in the United States or (ii) in transit to the United States from a Multicurrency Borrower and (A) with respect to Collateral in transit as of the Closing Date, as to which the issuer of the related bill of lading and the agent at the destination named in such bill of lading have executed a Collateral Access Agreement no later than the forty-fifth day after the Closing Date and (B) with respect to any other such Collateral, as to which the issuer of the related bill of lading and the agent at the destination named in such bill of lading have executed a Collateral Access Agreement, and

                  (e) which the Administrative Agent deems to be Eligible Domestic Inventory, based on such credit and collateral considerations as the Administrative Agent deems appropriate.

Except as otherwise agreed to by the Administrative Agent, no Inventory of any Domestic Borrower shall be Eligible Domestic Inventory if such Inventory is located, stored, used or held at leased premises or the premises of a Bailee unless (i) the Administrative Agent shall have received a Collateral Access Agreement from such third party unless, solely with respect to Inventory located in the United States of America (including its territories and possessions), a Collateral Access Agreement is not required pursuant to SECTION 8.11 and (ii) appropriate UCC-1 financing statements shall have been executed or, in the case of Inventory which is located, stored, used or held outside the United States of America (including its territories and possessions), other appropriate action satisfactory to the Administrative Agent shall have been taken to make the rights of the Administrative Agent in such Inventory effective against third parties, with respect to such location. The Administrative Agent reserves the right to create, from time to time, additional categories of ineligible Inventory.

                  "ELIGIBLE DOMESTIC RECEIVABLE" means a Receivable owned by a Domestic Borrower:

                  (i) (A) The account debtor of which is located in the United States of America or Canada, is not an Affiliate of any Domestic Borrower (other than a Financing Affiliate or Hyster New England, Inc., a Delaware corporation), is not a foreign governmental authority, and is otherwise approved of by the Administrative Agent, (B) is an Eligible L/C Backed Domestic Receivable, (C) is an Eligible Supported Domestic Receivable, or (D) the account debtor of which is a Financing Affiliate and the Financing Agreement specified in CLAUSE (b) of the definition thereof is in full force and effect;

                  (ii) To the extent the aggregate amount of all Receivables owing by the account debtor thereof to the Domestic Borrowers do not exceed a credit limit determined by the Administrative Agent;

                  (iii) With respect to which less than 50% of all Receivables owing by the account debtor thereof to the Domestic Borrowers are ineligible for any reason other than a failure to satisfy CLAUSE (ii) above;

                  (iv) The account debtor of which has not suffered a bankruptcy, insolvency or similar event and the terms of which have not been re-written, extended or restructured due to such account debtor's inability to pay;

                  (v) The term of which is not longer than 90 days unless otherwise permitted by the Administrative Agent in its sole discretion;

                  (vi) Which does not remain unpaid for more than 60 days from the due date or 90 days from the invoice date thereof unless otherwise permitted by the Administrative Agent in its sole discretion, or which the Administrative Agent does not otherwise believe the payment thereunder is insecure or may not be paid due to the account debtor's financial condition;

                  (vii) Which, pursuant to the applicable Domestic Borrower's Credit and Collection Policy, has not been or should not have been written off as uncollectible;

                  (viii) Which arises out of (A) a sale of goods (or rendering of services) or (B) a rental by NMHG Distribution as the lessor of goods owned by NMHG Distribution for periods of time less than or equal to 90 days (but only to the extent of unpaid invoices for rent in arrears), and, in each case, is made in the ordinary course of business;

                  (ix) Which is in conformity with the representations, warranties and covenants in the Loan Documents;

                  (x) Which does not contravene any laws, rules or regulations applicable thereto and with respect to which no party to the contract related thereto is in violation of any such law, rule or regulation (including doing business and local licensing requirements);

                  (xi) (A) Which is not subject to any right of setoff, offset, rescission, recoupment, counterclaim or defense or any dispute by the account debtor thereof (provided that only 125.0% of the amount subject to setoff, offset, rescission, recoupment, counterclaim, defense or dispute shall be deemed ineligible) and (B) if the account debtor or any of its Affiliates is also such Borrower's supplier or creditor and such Receivable is or may become subject to any right of setoff by the account debtor, such account debtor has entered into an agreement with the Agent with respect to the waiver of rights of setoff;

                  (xii) Which was originated in accordance with all applicable requirements of the applicable Domestic Borrower's Credit and Collection Policies;

                  (xiii) That represents the genuine, legal, valid and binding obligation of the account debtor thereunder enforceable in accordance with its terms;

                  (xiv) The sale of which is not on a "shipped not billed", bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis;

                  (xv) The goods, the delivery of which has given rise to such Receivable, have been delivered to and not rejected by the account debtor thereunder, or the services, the performance of which has given rise to such Receivable, have been performed and have not been rejected by the account debtor thereunder;

                  (xvi) In which the Administrative Agent has a valid and perfected first priority security interest and which is free and clear of any other Liens (other than the Customary Permitted Liens specified in CLAUSES (a) AND (b) of the definition thereof), and, if such

         Receivable constitutes "chattel paper" within the meaning of the Uniform Commercial Code, such Borrower has complied with SECTION 8.06(c);

                  (xvii) If the account debtor of which is located in the state of New Jersey or Minnesota, such Borrower has filed and maintained effective a current Business Activity Report with the appropriate Governmental Authority in such state (except in the case such Borrower is qualified to transact business in such state as a foreign corporation);

                  (xviii) Which does not arise out of or in connection with a retainage or similar arrangement;

                  (xix) Which does not arise out of or in connection with a transaction described in CLAUSE (c) of the defined term "Lease Finance Transaction";

                  (xx) Which is not evidenced by an instrument; and

                  (xxi) Which is not otherwise deemed ineligible by the Administrative Agent in accordance with its customary practices.

                  "ELIGIBLE FOREIGN INVENTORY" means Inventory owned by the Multicurrency Borrowers:

                  (a) with respect to which the Administrative Agent has a valid and perfected first priority Lien, first floating charge or similar non-possessory interest (subject, in each case, only to Customary Permitted Liens specified in CLAUSES (a) and (b) of the definition thereof),

                  (b) with respect to which no representation, warranty or covenant contained in any of the Loan Documents has been breached,

                  (c) which is not in the sole discretion of the Administrative Agent (exercised in accordance with the Administrative Agent's customary practices), obsolete, unmerchantable or subject to any statutory, contractual or other title retention or similar agreement or arrangement,

                  (d) (i) located on the premises of a Multicurrency Borrower in the United Kingdom or the Netherlands or (ii) in transit from the premises or warehouses of any Domestic Borrower to the premises of any Multicurrency Borrower or in transit from the premises of any Multicurrency Borrower to the premises of such or any other Multicurrency Borrower and (A) with respect to Collateral in transit as of the Closing Date, for so long as such Collateral is in transit, as to which the issuer of the related bill of lading (or other applicable document issued by a transporter under applicable law with respect to Inventory in transit) and the agent at the destination named in such bill of lading (or other applicable document issued by a transporter under applicable law with respect to Inventory in transit) have executed a Collateral Access Agreement no later than the forty-fifth day after the Closing Date, (B) with respect to any other such Collateral, as to which the issuer of the related bill of lading (or other applicable document issued by a transporter under applicable law with respect to Inventory in transit) and the agent at the destination named in such bill of lading (or other applicable document issued by a transporter under applicable law with respect to Inventory in transit) have executed a Collateral Access

Agreement, and (C) as to which the related bill of lading (or other applicable document issued by a transporter under applicable law with respect to Inventory in transit) is not a negotiable bill of lading (or negotiable document), and

                  (e) which the Administrative Agent deems to be Eligible Foreign Inventory, based on such credit and collateral considerations as the Administrative Agent deems appropriate.

Except as otherwise agreed to by the Administrative Agent, no Inventory of any Multicurrency Borrower shall be Eligible Foreign Inventory if such Inventory is located, stored, used or held at leased premises or the premises of a third party unless other appropriate action satisfactory to the Administrative Agent shall have been taken to make the rights of the Administrative Agent in such Inventory effective against third parties, with respect to such location. The Administrative Agent reserves the right to create, from time to time, additional categories of ineligible Inventory.

                  "ELIGIBLE FOREIGN RECEIVABLE" means any Receivable of the UK
Borrower:

                  (i) The account debtor of which is not domiciled in a country
         (A) the national governmental authority of which is in default of its foreign debts or has prohibited the sale of foreign exchange or is in debt moratorium, or shall have ceased to be a member of the International Monetary Fund, or (B) with respect to which the United States shall have imposed economic sanctions under Title 31 Part 500 et. seq. of the U.S. Code of Federal Regulations;

                  (ii) (A) The account debtor of which is located in the United Kingdom, the Netherlands, the United States or any other country that is a member of the Organization for Economic Cooperation and Development approved from time to time (unless disapproved from time to time by the Administrative Agent), which shall initially include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Spain, Sweden, and Switzerland, (B) which is an Eligible L/C Backed Foreign Receivable or (c) which is an Eligible Supported Foreign Receivable;

                  (iii) The account debtor of which is not an Affiliate of any Borrower or a governmental authority, and is otherwise approved of by the Administrative Agent;

                  (iv) With respect to Receivables purchased by the UK Borrower pursuant to the Receivables Sale Agreements or reconveyed to the UK Borrower by Bank of Scotland, all actions required by SECTION 5.01(m) have been taken, true sale opinions with respect to such transfers have been delivered to the satisfaction of the Administrative Agent and the representations and warranties set forth in SECTION 6.01(dd) are true and correct in all respects;

                  (v) To the extent all Receivables owing by the account debtor thereof to the UK Borrower do not exceed a credit limit determined by the Administrative Agent;

                  (vi) With respect to which less than 50% of all Receivables of the UK Borrower owing by the account debtor thereof are ineligible for any reason other than a failure to satisfy CLAUSE (v) above;

                  (vii) The account debtor of which has not suffered a bankruptcy, insolvency or similar event, or had an administrator or analogous officer appointed, and the terms of which have not been re-written, extended or restructured due to such account debtor's inability to pay;

                  (viii) The term of which is not longer than 90 days unless otherwise permitted by the Administrative Agent in its sole discretion;

                  (ix) Which does not remain unpaid for more than 60 days from the due date or 90 days from the invoice date thereof unless otherwise permitted by the Administrative Agent in its sole discretion, or which the Administrative Agent does not otherwise believe the payment thereunder is insecure or may not be paid due to the account debtor's financial condition;

                  (x) Which, pursuant to the UK Borrower's Credit and Collection Policy, has not been or should not have been written off as uncollectible;

                  (xi) Which arises out of a sale of goods (or rendering of services) by a Foreign Credit Party made in the ordinary course of business;

                  (xii) Which is in conformity with the representations, warranties and covenants in the Loan Documents;

                  (xiii) Which does not contravene any laws, rules or regulations applicable thereto and with respect to which no party to the contract related thereto is in violation of any such law, rule or regulation (including doing business and local licensing requirements);

                  (xiv) (A) Which is not subject to any right of setoff, offset, rescission, recoupment, counterclaim or defense or any dispute by the account debtor thereof (provided that only 125.0% of the amount subject to setoff, offset, rescission, recoupment, counterclaim, defense or dispute shall be deemed ineligible) and (B) if the account debtor or any of its Affiliates is also such Borrower's supplier or creditor and such Receivable is or may become subject to any right of setoff by the account debtor, such account debtor has entered into an agreement with the Agent with respect to the waiver of rights of setoff;

                  (xv) Which was originated (or, solely with respect to purchases by the UK Borrower in accordance with CLAUSE (iv) above, originated by the Netherlands Borrower or by NACCO Materials Handling S.R.L.) in accordance with all applicable requirements of the UK Borrower's Credit and Collection Policies;

                  (xvi) That represents the lawful, valid and binding obligation of the account debtor thereunder enforceable in accordance with its terms;

                  (xvii) The sale of which is not on a "shipped not billed", bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis;

                  (xviii) The goods, the delivery of which has given rise to such Receivable, have been delivered to and have not been rejected by the account debtor thereunder, or the services, the performance of which has given rise to such Receivable, have been performed and have not been rejected by the account debtor thereunder;

                  (xix) In which the Administrative Agent has a valid, legal or equitable Lien in respect of which notice has been given to the relevant account debtor and which is free and clear of any other Liens (other than the Customary Permitted Liens specified in CLAUSES (a) AND
         (b) of the definition thereof);

                  (xx) If the account debtor of which is located in the state of New Jersey or Minnesota, the UK Borrower (or if such Receivables are originated by the Netherlands Borrower or NACCO Materials Handling S.R.L., such originator) has filed and maintained effective a current Business Activity Report with the appropriate Governmental Authority in such state (except in the case such Borrower is qualified to transact business in such state as a foreign corporation);

                  (xxi) Which does not arise out of or in connection with a retainage or similar arrangement;

                  (xxii) Which does not arise out of or in connection with a transaction described in CLAUSE (c) of the defined term "Lease Finance Transaction";

                  (xxiii) Which is not evidenced by an instrument;

                  (xxiv) if the sale of Inventory giving rise to such Receivable is through an agent of the UK Borrower (including, without limitation, an Affiliate acting as agent for the UK Borrower), the agency agreement applicable thereto (A) shall be in form and substance reasonably satisfactory to the Administrative Agent, (B) shall be enforceable and in full force and effect under all applicable laws, and (C) shall have been collaterally assigned to the Administrative Agent pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (and, as to the matters described in CLAUSES (B) and (C) above, the Administrative Agent has received such opinions of counsel as the Administrative Agent may reasonably request); and

                  (xxv) Which is not otherwise deemed ineligible by the Administrative Agent in accordance with its customary practices.

                  "ELIGIBLE INVENTORY" means Eligible Domestic Inventory and Eligible Foreign Inventory.

                  "ELIGIBLE L/C BACKED DOMESTIC RECEIVABLE" means Eligible Domestic Receivables of a Domestic Borrower the account debtor of which does not meet the criteria set forth in clause (i)(A) of the definition of "Eligible Domestic Receivable", is not an Affiliate of the Domestic Borrower, and with respect to which the account debtor's obligations (or that portion of such obligations which is acceptable to the Administrative Agent) are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are reasonably acceptable to the Administrative Agent (which letter of credit, guaranty or acceptance is subject to the first priority Lien of the Administrative Agent (other than Customary Permitted Liens specified in CLAUSES
(A) and (B) of the definition thereof) under the Domestic Security Agreement in a manner reasonably satisfactory to the Administrative Agent).

                  "ELIGIBLE L/C BACKED FOREIGN RECEIVABLES" means Eligible Foreign Receivables of the UK Borrower which arise with respect to a sale to an account debtor located in any country (other than an approved country specified or referred to in clause (ii)(A) of the defined term "Eligible Foreign Receivable") and with respect to which the account debtor's obligations (or that portion of such obligations which is acceptable to the Administrative Agent) are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are reasonably acceptable to the Administrative Agent (which letter of credit, guaranty or acceptance is subject to the valid legal or equitable Lien in respect of which notice has been given to the relevant obligor in favor of the Administrative Agent (other than Customary Permitted Liens specified in CLAUSES (a) and (b)) under the Foreign Security Agreements in a manner reasonably satisfactory to the Administrative Agent).

                  "ELIGIBLE RECEIVABLES" means the Eligible Domestic Receivables and the Eligible Foreign Receivables.

                  "ELIGIBLE SUPPORTED DOMESTIC RECEIVABLE" means Eligible Domestic Receivables of a Domestic Borrower the account debtor of which does not meet the criteria set forth in clause (i)(A) of the definition of "Eligible Domestic Receivable", and which are fully supported by credit insurance payable to such Domestic Borrower on terms and conditions and from a financial institution satisfactory to the Administrative Agent; provided that such credit insurance (x) shall be in full force and effect and not in dispute and (y) shall have been collaterally assigned to the Administrative Agent pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent.

                  "ELIGIBLE SUPPORTED FOREIGN RECEIVABLES" means Eligible Foreign Receivables of the UK Borrower which arise with respect to sales to account debtors in any country (other than an approved country specified or referred to in clause (ii)(A) of the defined term "Eligible Foreign Receivable"), and which are fully supported by credit insurance payable to such Borrower on terms and conditions and from a financial institution satisfactory to the Administrative Agent; provided that such credit insurance (x) shall be in full force and effect and not in dispute and (y) shall have been collaterally assigned to the Administrative Agent pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent.

                  "ENGLISH DEED OF CHARGE" means that certain Deed of Charge and Assignment dated the Closing Date by and between the UK Borrower and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "ENVIRONMENTAL, HEALTH OR SAFETY REQUIREMENTS OF LAW" means all Requirements of Law derived from or relating to federal, state, local and foreign laws, regulations, orders, ordinances, rules, permits, licenses or other binding determination of any Governmental Authority relating to or addressing the indoor or outdoor environment, public or worker health or safety, including but not limited to CERCLA, any other law, regulation, or order relating to the use, Release, handling, or disposal of any Contaminant, any law, regulation, or order relating to Remedial Action and any law, regulation, or order relating to workplace or worker safety and health, and such Requirements of Law as are promulgated by the specifically authorized agent or agents responsible for administering such Requirements of Law.

                  "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority for any (a) liabilities under any Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "ENVIRONMENTAL PROPERTY TRANSFER ACTS" means any applicable Requirement of Law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any Property or the transfer, sale or lease of any Property or deed or title for any Property for environmental reasons, including, but not limited to, any so-called "Environmental Cleanup Responsibility Act", "Responsible Transfer Act", or "Industrial Site Recovery Act".

                  "EQUIPMENT" means, with respect to any Person, all of such Person's present and future equipment (as defined in the Uniform Commercial
Code).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA AFFILIATE" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as any Borrower; (b) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with any Borrower; (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as any Borrower, any corporation described in CLAUSE (A) above or any partnership or trade or business described in CLAUSE (B above; and (d) any other Person which is required to be aggregated with any Borrower pursuant to regulations promulgated under Section 414(o) of the Internal Revenue Code.

                  "EURO" means the "euro", the official monetary unit of the member nations of the European Monetary Union.

                  "EURO CASH COLLATERAL ACCOUNT" means an account designated as such with respect to the Multicurrency Borrowers and established by the Administrative Agent maintained with Citibank in London, England, for account funds denominated in Euros.

                  "EURO LOANS" means Multicurrency Loans denominated in Euros and Protective Advances denominated in Euros, and, in each case, advanced to a Multicurrency Borrower.

                  "EURO OVERDRAFT ACCOUNTS" means account number 8753733 maintained with Citibank in London, England, in the name of the Netherlands Borrower and account number 8753725 maintained with Citibank in London, England, in the name of the UK Borrower.

                  "EURO OVERDRAFT LIMIT" means $2,500,000, as such amount may be adjusted pursuant to SECTION 2.01(c)(iii).

                  "EURO SUBFACILITY" means the subfacility of the Multicurrency Facility for which Borrowings are only available in Euros.

                  "EVENT OF DEFAULT" means any of the occurrences set forth in
SECTION 11.01 after the expiration of any applicable grace period and the giving of any applicable notice, in each case as expressly provided in SECTION 11.01.

                  "FAIR MARKET VALUE" means, with respect to any asset, the value of the consideration obtainable in a sale of such asset in the open market, assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time, each having reasonable knowledge of the nature and characteristics of such asset, neither being under any compulsion to act, and, if in excess of $10,000,000, as determined (a) in good faith by the Board of Directors of the applicable Borrower and (b) in an appraisal of such asset, provided that such appraisal was performed relatively contemporaneously with such sale by an independent third party appraiser and the basic assumptions underlying such appraisal have not materially changed since the date thereof.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day in New York, New York, for the next preceding Business Day) in New York, New York by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day in New York, New York, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

                  "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any Governmental Authority succeeding to its functions.

                  "FINANCIAL COVENANT DEBT" means, with respect to NMHG Holding and its Subsidiaries, at any time, without duplication, (a) all indebtedness, obligations or other liabilities of such Persons (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, (ii) in respect of obligations (A) to redeem, repurchase or exchange for cash any Securities of any such Person or (B) to pay cash dividends (or equivalent cash distributions) in respect of any Capital Stock (but only to the extent such dividends have been declared), (iii) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, (iv) in respect of the principal component of Capital Lease Obligations, (v) which are Accommodation Obligations required by GAAP to be classified as debt, or (vi) under conditional sale or other title retention agreements relating to property purchased by any such Person; (b) all indebtedness, obligations or other liabilities of such Persons or others secured by a Lien on any property of any such Person, whether or not such indebtedness, obligations or liabilities are assumed by any such Person, all as of such time;
(c) all preferred stock subject (upon the occurrence of any contingency or otherwise) to mandatory redemption; and (d) to the extent required by GAAP to be classified as debt, all contingent Contractual Obligations.

                  "FINANCIAL INSTITUTION" means any (a) Financing Affiliate, (b) solely with respect to transactions in existence on the Closing Date, any financial institution party to such transaction, (c) solely with respect to Lease Finance Transactions to which the Australian Subsidiaries are a party, any financial institution, (d) solely with respect to Lease Finance Transactions to which the Foreign Subsidiaries are a party, General Electric Capital Corporation pursuant to the Financing Agreement specified in CLAUSE (A) of the definition thereof, and (e) in all other cases, any financial institution from time to time approved by the Administrative Agent.

                  "FINANCIAL OFFICER" means, with respect to (a) any Borrower, the chief executive officer, chief financial officer, the treasurer, the controller or principal accounting officer of such Borrower, or any other financial officer identified and reasonably acceptable to the Administrative Agent, or (b) any Foreign Credit Party, a director.

                  "FINANCIAL STATEMENTS" means (a) statements of income and retained earnings, statements of cash flow, and balance sheets, (b) such other financial statements as NMHG Holding and its Subsidiaries shall routinely and regularly prepare and (c) such other financial statements as the Administrative Agent or the Requisite Lenders may from time to time reasonably specify.

                  "FINANCING AFFILIATE" means NFS or any other Affiliate of the Borrowers party to a Financing Agreement pursuant to CLAUSE (b) of the definition thereof.

                  "FINANCING AGREEMENTS" means the (a) International Operating Agreement, dated April 15, 1998, between NMHG and General Electric Capital Corporation and (b) Restated and Amended Joint Venture and Shareholders Agreement, dated April 15, 1998, between NMHG and General Electric Capital Corporation, as each of the same may be (i) renewed, amended or restated from time to time on substantially the same terms or otherwise as consented to by the Administrative Agent, such consent not to be unreasonably withheld or (ii) replaced from time to time as consented to by the Administrative Agent, such consent not to be unreasonably withheld.

                  "FISCAL YEAR" means the fiscal year of NMHG Holding, which shall be the 12-month period ending on December 31 of each calendar year.

                  "FIXED CHARGE COVERAGE RATIO" means, with respect to any period, the ratio of (a) Adjusted EBITDA for such period MINUS Capital Expenditures for such period to (b) Scheduled Principal Payments for such period PLUS Consolidated Interest Expense for such period.

                  "FIXED RATE" means, with respect to any Interest Period applicable to a Borrowing of Fixed Rate Loans under the applicable Credit Facility denominated in the applicable currency, an interest rate per annum equal to (a) the Domestic LIBO Rate with respect to Fixed Rate Loans denominated in Dollars under the Domestic Facility and (b) the Multicurrency LIBO Rate, with respect to Fixed Rate Loans denominated in a Specified Foreign Currency under the Multicurrency Facility, in each case in effect on the relevant Fixed Rate Determination Date.

                  "FIXED RATE AFFILIATE" means, with respect to each Lender, the Affiliate of such Lender (if any) set forth below such Lender's name under the heading "Fixed Rate Affiliate" on the signature pages hereof or on the Assignment and Acceptance by which it became a Lender or such Affiliate of a Lender as it may from time to time specify by written notice to the Borrowers and the Administrative Agent.

                  "FIXED RATE DETERMINATION DATE" means, with respect to a Borrowing of Fixed Rate Loans (a) that are Domestic Loans, the second Business Day prior to the first day of the Interest Period for any Borrowing and (b) that are Multicurrency Loans, the fourth Business Day prior to the first day of the Interest Period for any Borrowing.

                  "FIXED RATE INTEREST PAYMENT DATE" means (a) with respect to any Fixed Rate Loan, the last day of each Interest Period applicable to such Loan and (b) with respect to any Fixed Rate Loan having an Interest Period in excess of three (3) calendar months, the last day of each three (3) calendar month interval during such Interest Period.

                  "FIXED RATE LENDING OFFICE" means, with respect to any Lender, the office or offices of such Lender (if any) set forth below such Lender's name under the heading "Fixed Rate Lending Office" on the signature pages hereof or on the Assignment and Acceptance by which it became a Lender or such office or offices of such Lender as it may from time to time specify by written notice to the Borrowers and the Administrative Agent.

                  "FIXED RATE LOANS" means all Loans under the Domestic Facility and the Multicurrency Facility denominated in Dollars or a Specified Foreign Currency, respectively, outstanding which bear interest at a rate determined by reference to the Fixed Rate applicable to such currency as provided in SECTION 4.01(a).

                  "FLOATING RATE" means, for any period applicable to any Floating Rate Loan, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                  (a) the rate of interest announced publicly by Citibank in New York, New York from time to time, as Citibank's base rate; and

                  (b) the sum (adjusted to the nearest one quarter of one percent (0.25%) or, if there is no nearest one quarter of one percent (0.25%), to the next higher one quarter of one percent (0.25%)) of (i) one half of one percent (0.50%) per annum PLUS (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday (or, if such day is not a Business Day, on the next preceding Business
         Day) by Citibank on the
         basis of such rates reported by certificate of deposit dealers to, and published by, the Federal Reserve Bank of New York, or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three (3) New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month Dollar nonpersonal time deposits in the United States, PLUS (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits of Citibank in the United States.

                  "FLOATING RATE LOANS" means all Loans denominated in Dollars which bear interest at a rate determined by reference to the Floating Rate as provided in SECTION 4.01(a).

                  "FOREIGN ACCOUNT DEBTOR" is defined in SECTION 8.10(b).

                  "FOREIGN COLLATERAL" means all Collateral of the Foreign Credit Parties.

                  "FOREIGN CREDIT PARTY" means any Multicurrency Borrower or any Foreign Guarantor, and "FOREIGN CREDIT PARTIES" means, collectively, the Multicurrency Borrowers and the Foreign Guarantors.

                  "FOREIGN EMPLOYEE BENEFIT PLAN" means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees or former employees of the Borrowers or any of their Subsidiaries or any employee benefit plan in relation to which the Borrowers or any of their Subsidiaries has a liability or potential liability, but which is not covered by ERISA pursuant to Section 4(b)(4) of ERISA.

                  "FOREIGN GUARANTIES" means collectively, and "FOREIGN GUARANTY" means individually, (a) each Foreign Guaranty dated as of the Closing Date duly executed and delivered to the Administrative Agent by a Foreign Guarantor substantially in the form and substance of EXHIBIT G-3 attached hereto, and (b) each Foreign Guaranty executed and delivered by a Foreign Subsidiary to the Administrative Agent pursuant to SECTION 9.07, as each of the same may be further amended, supplemented or otherwise modified from time to time.

                  "FOREIGN GUARANTOR" means each Foreign Subsidiary (other than a Multicurrency Borrower) (a) which is the direct parent of a Multicurrency Borrower or a Subsidiary of any Multicurrency Borrower, as designated on
SCHEDULE 1.01.2, and (b) required under SECTION 9.07 to be a party to a Foreign Guaranty.

                  "FOREIGN PENSION PLAN" means any Foreign Employee Benefit Plan which is a pension plan as defined in Section 3(2) of ERISA but which is not covered by ERISA pursuant to Section 4(b)(4) of ERISA and which under applicable local law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained by a foreign Governmental Authority.

                  "FOREIGN SECURITY AGREEMENTS" means, inter alias, (a) the English Deed of Charge, (b) the Deed of Pledge of Assets by and between the Netherlands Borrower and the Administrative Agent, (c) the Deed of Pledge of Receivables by and between the Netherlands Borrower and the Administrative Agent, (d) each other security agreement dated as of, or the Closing Date duly executed and delivered to the Administrative Agent by a Foreign Credit Party, and (e) each other security agreement executed and delivered by a Foreign Subsidiary pursuant to SECTION 9.07, as each of the same may be amended, supplemented or otherwise modified from time to time.

                  "FOREIGN SUBSIDIARY" means any Subsidiary of NMHG Holding that is not a Domestic Subsidiary.

                  "FOREIGN WORKING CAPITAL GUARANTY" means the Guaranty dated as of the Closing Date duly executed and delivered to Citibank by the Borrowers substantially in the form of EXHIBIT I attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "FUND" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans of the type contemplated by this Agreement and similar extensions of credit in the ordinary course of its business.

                  "FUNDING ACCOUNT" means each account of the Administrative Agent into which fundings of Loans shall be made, as notified to the Lenders from time to time.

                  "FUNDING DATE" means, with respect to any Loan, the date of the funding of such Loan.

                  "GAAP" means generally accepted accounting principles (in the United States except as otherwise specified in this Agreement) set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or in such other statements by such other entity as may be in general use by significant segments of the accounting profession as in effect on the Closing Date (unless otherwise specified herein as in effect on another date or dates).

                  "GENERAL INTANGIBLES" means, with respect to any Person, all of such Person's present and future general intangibles (as defined in the Uniform Commercial Code or in any similar statute of England and Wales, Scotland, Northern Ireland, any other relevant jurisdiction, or any political subdivision thereof).

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, province, territory, regional, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GUARANTOR" means any Domestic Guarantor or Foreign Guarantor, and "GUARANTORS" means the Domestic Guarantors and Foreign Guarantors collectively.

                  "HITFL" is defined in SECTION 5.01(n).

                  "HITFL CONTRACT" means that certain letter agreement dated July 6, 1998, between HITFL and NMHG, as supplemented by that certain Schedule dated December 4, 2000.

                  "HOLDER" means any Person entitled to enforce any of the Obligations, whether or not such Person holds any evidence of Indebtedness, including, without limitation, the Administrative Agent, each Lender and each Issuing Bank.

                  "IMPAIRMENT ADJUSTMENT" means, for any period, impairment loss as determined in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 144.

                  "INCLUDED UK WITHHOLDING TAXES" is defined in SECTION 3.04(a).

                  "INDEBTEDNESS" means, as applied to any Person, at any time, without duplication, (a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any past due accrued interest, fees and charges relating thereto, (ii) in respect of obligations (A) to redeem, repurchase or exchange for cash any Securities of such Person or (B) to pay cash dividends (or equivalent cash distributions) in respect of any Capital Stock (but only to the extent such dividends have been declared), (iii) with respect to letters of credit issued for such Person's account, (iv) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, (v) in respect of Capital Leases, (vi) which are Accommodation Obligations, (vii) under warranties and indemnities; or (viii) under conditional sale or other title retention agreements relating to property purchased by such Person; (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time; (c) the fair market value, as determined in accordance with GAAP, of all indebtedness, obligations or other liabilities of such Person in respect of Interest Rate Contracts and Currency Agreements, net of liabilities owed to such Person by the counterparties thereon; (d) all preferred stock subject (upon the occurrence of any contingency or otherwise) to mandatory redemption; and (e) all contingent Contractual Obligations with respect to any of the foregoing.

                  "INDEMNIFIED MATTER" is defined in SECTION 14.03.

                  "INDEMNITEE" is defined in SECTION 14.03.

                  "INDEPENDENT QUALIFIED PARTY" means an investment banking firm, accounting firm or appraisal firm of national standing; provided, however, that such firm is not an Affiliate of any Borrower.

                  "ING WORKING CAPITAL LINE" means that certain unsecured working capital facility in a principal amount not to exceed 7,000,000 Euros provided by ING Bank N.V. to the

Netherlands Borrower pursuant to that certain letter dated January 14, 2000, between ING Bank N.V. and the Netherlands Borrower, as amended by that certain letter dated November 6, 2000, as amended by that certain release dated on or before the Closing Date, in form and substance satisfactory to the Administrative Agent, as the same may be refinanced or replaced, provided that such refinancing or replacement is, taken as a whole, on terms no less favorable to the Netherlands Borrower than the terms of, the ING Working Capital Line prior to such replacement or refinancing; provided, further that if such refinancing or replacement is in an aggregate principal amount greater than 7,000,000 Euros, any excess amounts shall only be permitted as allowed in accordance with SECTION 9.01(q).

                  "INITIAL PROJECTIONS" means the financial projections presented to the Administrative Agent and the Lenders on April 5, 2002, with respect to NMHG Holding and its Subsidiaries delivered by NMHG Holding to the Administrative Agent on or prior to the Closing Date, attached as EXHIBIT J hereto.

                  "INTER-BORROWER INDEBTEDNESS" is defined in SECTION 13.08.

                  "INTERBANK RATE" means, for any period, (a) in respect of Loans denominated in Dollars, the Federal Funds Rate, and (b) in respect of Loans denominated in a Specified Foreign Currency, the Overdraft Rate.

                  "INTEREST PERIOD" is defined in SECTION 4.02(a).

                  "INTEREST RATE CONTRACT" means any interest rate exchange, swap, collar, future, protection, cap, floor or similar agreements providing interest rate protection.

                  "INTEREST RATE CONTRACT EXPOSURE" means, with respect to any Borrower at any time and from time to time, an aggregate amount equal to the then pre-settlement risk of such Borrower (determined by the Administrative Agent in accordance with the Administrative Agent's (or its applicable Affiliate's) customary practices) of each Interest Rate Contract entered into by such Borrower and the Administrative Agent (or an Affiliate of the Administrative Agent) on or after the Closing Date for the remaining term and volume of such Interest Rate Contract, disregarding (subject to the immediately succeeding sentence) any such Interest Rate Contract with respect to which the pre-settlement risk of such Borrower at such time is positive. If (a) such Borrower is a party to more than one Interest Rate Contract with the same counterparty and (b) such Borrower and such counterparty have entered into a netting agreement in form and substance satisfactory to the Administrative Agent with respect to such Interest Rate Contracts, then the pre-settlement risk of such Borrower and such counterparties at such time (determined by the Administrative Agent in accordance with the Administrative Agent's (or its applicable Affiliate's) customary practices) under such Interest Rate Contracts shall be netted against one another in determining such Borrower's aggregate Interest Rate Contract Exposure (it being understood and agreed that if any such netting of Interest Rate Contracts results in a positive net pre-settlement risk to such Borrower, such net pre-settlement risk shall be disregarded in the calculation of such Borrower's aggregate Interest Rate Contract Exposure).

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, any successor statute and any regulations or guidance promulgated thereunder.

                  "INVENTORY" means, with respect to any Person, all of such Person's present and future (a) inventory (as defined in the Uniform Commercial Code or in any similar statute of England and Wales, Scotland, Northern Ireland or any other relevant jurisdiction, or any political subdivision thereof) (including unbilled accounts receivable), (b) goods, merchandise and other personal Property furnished or to be furnished under any contract of service or intended for sale or lease, and all goods consigned by such Person and all other items which have previously constituted Equipment but are then currently being held for sale or lease in the ordinary course of such Person's business, (c) raw materials, work-in-process and finished goods, (d) materials and supplies of any kind, nature or description used or consumed in such Person's business or in connection with the manufacture, production, packing, shipping, advertising, finishing or sale of any of the Property described in CLAUSES (A) through (D) above, (e) goods in which such Person has a joint or other interest to the extent of such Person's interest therein or right of any kind (including, without limitation, goods in which such Person has an interest or right as consignee), and (f) goods which are returned to or repossessed by such Person; in each case whether in the possession of such Person, a bailee, a consignee, or any other Person for sale, storage, transit, processing, repair, use or otherwise, and any and all documents for or relating to any of the foregoing.

                  "INVENTORY ADVANCE RATE" means:

                  (a) with respect to the Eligible Domestic Inventory, at no time greater than 80.0%, as each such rate may be increased or decreased from time to time by the Administrative Agent in its sole discretion, exercised in accordance with the Administrative Agent's customary practices, with respect to all or any portion of any category of Eligible Domestic Inventory (as set forth on the Domestic Borrowing Base Certificate), with any change in such rates to be effective five (5) Business Days after written notice thereof from the Administrative Agent to any Borrower; provided, however, that the Administrative Agent may increase such rates above the Original Inventory Advance Rates based on an independent third party appraisal of the Inventory at the time of such increase but in no event in excess of 85.0% of the net orderly liquidation value for such Inventory as set forth in the most recent independent third party appraisal obtained by the Administrative Agent;

                  (b) with respect to the Eligible Foreign Inventory, at no time greater than 75.0%, as each such rate may be increased or decreased from time to time by the Administrative Agent in its sole discretion, exercised in accordance with the Administrative Agent's customary practices, with respect to all or any portion of any category of Eligible Foreign Inventory (as set forth on the Multicurrency Borrowing Base Certificate), with any change in such rates to be effective five (5) Business Days after written notice thereof from the Administrative Agent to any Borrower; provided, however, that the Administrative Agent may increase such rates above the Original Inventory Advance Rates based on an independent third party appraisal of the Inventory at the time of such increase but in no event in excess of 80.0% of the net orderly liquidation value for such Inventory as set forth in the most recent independent third party appraisal obtained by the Administrative Agent;

and, provided, further, that the Administrative Agent shall not increase any such rates more than five percentage points above the Original Inventory Advance Rates without the consent of all of the Lenders.

                  "INVESTMENT" means, with respect to any Person, (a) any purchase or other acquisition by that Person of Securities, or of a beneficial interest in Securities, issued by, any other Person, (b) any purchase by that Person of all or a significant part of the assets of a business conducted by another Person, (c) any loan, advance (other than prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business), or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business and
(d) any accounts (including, without limitation, any such deposit, cash collateral and investment accounts) with banks or other financial institutions. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto less the amount of any return of capital or principal to the extent such return is in cash with respect to such Investment without any adjustments for increases or decreases in value or write-ups, write-downs or write-offs with respect to such Investment.

                  "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

                  "ISSUE" means, with respect to any Letter of Credit, either to issue, or extend the expiry of, or renew, or increase the amount of, such Letter of Credit, and the terms "ISSUED" or "ISSUANCE" shall have corresponding meanings.

                  "ISSUING BANK" means Citibank or an Affiliate of Citibank who has agreed to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to SECTION 2.02.

                  "JOINT ARRANGER" is defined in the preamble.

                  "JOINT BOOKRUNNER" is defined in the preamble.

                  "KNOWLEDGE" (and the related term "KNOW") means, with respect to any Borrower's knowledge, the knowledge of a Financial Officer of such Borrower.

                  "LEASE FINANCE TRANSACTION" means a transaction under which:
(a) a Borrower or Borrower Subsidiary sells a lift truck to a Financial Institution, (b) such Financial Institution, as lessor, enters into an Operating Lease with respect to such lift truck with a Borrower or Borrower Subsidiary, as lessee, and (c) such Borrower or Borrower Subsidiary, as the case may be, as lessor, enters into an Operating Lease with respect to such lift truck with a customer, as lessee.

                  "LEASES" means those leases, tenancies or occupancies entered into by any Borrower or any of the Borrowers' respective Subsidiaries, as tenant, sublessor or sublessee either directly or as the successor in interest to any Borrower or any Affiliates of Borrower.

                  "LENDER" means, (a) as of the Closing Date, CUSA, Citibank, CSFB and each other institution which is a signatory hereto, and (b) at any other given time each other institution which is a party hereto as a Lender, whether as a signatory hereto or pursuant to an Assignment and Acceptance.

                  "LETTER AGREEMENT" means the fee letter dated as of April 3, 2002, from CNAI, SSB and CSFB and accepted by the Domestic Borrowers.

                  "LETTER OF CREDIT" means any Commercial Letter of Credit or Standby Letter of Credit Issued for the account of any Borrower pursuant to
SECTION 2.02.

                  "LETTER OF CREDIT FEE" is defined in SECTION 4.03(a).

                  "LETTER OF CREDIT OBLIGATIONS" means, at any particular time with respect to any Borrower, the sum of (a) all outstanding Reimbursement Obligations of such Borrower, PLUS (b) the aggregate undrawn face amount of all outstanding Letters of Credit issued for the account of such Borrower (including, without limitation, any Letter of Credit with respect to which, notwithstanding the termination thereof pursuant to its terms, the beneficiary thereunder has a right to make drawings thereunder in accordance with applicable law), PLUS (c) the aggregate face amount of all Letters of Credit requested by such Borrower but not yet issued (unless the request for an unissued Letter of Credit has been denied pursuant to SECTION 2.02). For purposes of determining the amount of Letter of Credit Obligations (or any component thereof) in respect of any Letter of Credit which is denominated in a Specified Foreign Currency, such amount shall equal the Dollar Equivalent of the amount of such currency at the time of determination thereof.

                  "LETTER OF CREDIT REIMBURSEMENT AGREEMENT" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as the Issuing Bank from which the Letter of Credit is requested may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by the Issuing Bank and the relevant Borrower and as are not materially adverse (in the reasonable judgment of the Issuing Bank) to the interests of the Lenders; provided, however, in the event of any conflict between the terms hereof and of any Letter of Credit Reimbursement Agreement, the terms hereof shall control.

                  "LETTER OF CREDIT SUBLIMIT" means, at any particular time (a) with respect to the Domestic Facility, $35,000,000, and (b) with respect to the Multicurrency Facility, $10,000,000.

                  "LEVERAGE RATIO" means, (a) as of June 30, 2002, the ratio of
(i) Financial Covenant Debt at such date to (ii) two (2) times Adjusted EBITDA for the two-fiscal-quarter period then ending, (b) as of September 30, 2002, the ratio of (i) Financial Covenant Debt at such date to (ii) four-thirds (4/3) of Adjusted EBITDA for the three-fiscal-quarter period then ending and (c) as of the last day of each fiscal quarter thereafter, the ratio of (i) Financial Covenant Debt at such date to (ii) Adjusted EBITDA for the four-fiscal-quarter period then ending.

                  "LIABILITIES AND COSTS" means all liabilities, obligations, responsibilities, losses, damages, punitive damages, economic damages, consequential damages, treble damages, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs and fees associated with any investigation, feasibility or Remedial Action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, including interest, if any, thereon, including, without limitation, those arising from personal injury, death, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or other, and including, without limitation, any Environmental Lien), preference, priority, title retention or other security agreement or preferential arrangement (including, without limitation, any negative pledge arrangement and any agreement to provide equal and ratable security) of any kind or nature whatsoever in respect of any property of a Person intended to assure payment of any Indebtedness, obligation or other liability, whether granted voluntarily or imposed by law, and includes the interest of a lessor under a Capital Lease or under any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar notice (other than a financing statement filed by a "true" lessor pursuant to the Uniform Commercial Code or any similar statute of England and Wales, Scotland, Northern Ireland, the Netherlands or any other relevant jurisdiction, or any political subdivision thereof), naming the owner of such property as debtor, under the Uniform Commercial Code or other comparable law of any jurisdiction, but does not include the interest of a lessor under an Operating Lease.

                  "LIFT TRUCK FINANCING GUARANTEE" means guarantees or repurchase or recourse obligations of a Credit Party, incurred in the ordinary course of business consistent with past practice, of Indebtedness incurred by a dealer or customer of a dealer, for the purchase or lease of lift trucks substantially all of which are manufactured or sold by a Credit Party, the proceeds of which Indebtedness is used by such dealer or customer primarily to pay the purchase price of such lift trucks and any related reasonable fees and expenses (including financing fees); provided, however, that (a)(i) with respect to lift trucks located in the United States, the Indebtedness so guaranteed is secured by a perfected first priority Lien on such lift trucks in favor of the holder of Indebtedness or a Credit Party and (ii) with respect to lift trucks located outside of the United States, the Indebtedness so guaranteed is secured by a Lien or other similar security interest to the extent commercially practicable in the jurisdiction in which such lift trucks are located and (b) if any Credit Party is required to make payment with respect to such guaranty, such Credit Party will have the right to either (i) the title to such lift trucks,
(ii) a valid assignment of a perfected first priority Lien or other similar security interest in the lift trucks or (iii) the net proceeds of any resale of such lift trucks.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Domestic Borrower Guaranty, the Multicurrency Borrower Guaranty, each Foreign Guaranty, the Security Documents, the Letter Agreement, the Letter of Credit Reimbursement Agreements, the Foreign Working Capital Guaranty, the Collection Account Agreements, the Multicurrency Concentration Accounts Agreements, the collateral assignments of the Receivables Sale Agreements, the collateral assignments of the agreements described in SECTION 9.02(e)(i), and the other instruments, agreements and written Contractual Obligations executed or delivered pursuant to
SECTION 5.01(a) of this Agreement by any Credit Party or Pledged Entity, any Currency Agreements to which the Administrative Agent or any Affiliate of the Administrative Agent is a party, any Interest Rate Contracts to which the Administrative Agent or any Affiliate of the Administrative Agent is a party, all other instruments, agreements and written Contractual

Obligations between any Credit Party or Pledged Entity, on the one hand, and any of the Administrative Agent, the Lenders or the Issuing Bank, on the other hand, in each case delivered to either the Administrative Agent, such Lender or such Issuing Bank before, on or after the Closing Date pursuant to or in connection with the transactions (including, without limitation, the cash management arrangements) contemplated by this Agreement, and all other agreements or instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or in connection herewith or therewith or any of the transactions contemplated hereby or thereby, as any of the same may be amended, supplemented or otherwise modified from time to time.

                  "LOANS" means the Revolving Loans, the Swing Loans and the Overdraft Loans.

                  "LOCKBOXES" means, collectively, the lockboxes established at the Collection Account Banks for collection of payments in respect of Receivables or other Collateral.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation U.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect upon
(a) the condition (financial or otherwise), performance, properties or prospects of any Borrower, or the Borrowers and their Subsidiaries taken as a whole, (b) the ability of any of the Credit Parties to perform their respective obligations under the Loan Documents or (c) the ability of the Lenders, the Issuing Bank or the Administrative Agent to enforce any of the Loan Documents.

                  "MATERIAL FOREIGN ACCOUNT DEBTOR JURISDICTION" is defined in
SECTION 8.10(b).

                  "MAXIMUM CREDIT AMOUNT" means, at any particular time, an amount equal to:

                  (i) with respect to the Domestic Facility, (A) the lesser of
         (1) the Domestic Commitment in effect at such time and (2) the Domestic Borrowing Base, MINUS (B) the amount of any Availability Reserves applicable to the Domestic Facility in effect at such time, MINUS (C) the aggregate amount of the Currency Agreement Exposure of the Domestic Borrowers at such time, MINUS (D) the aggregate amount of the Interest Rate Contract Exposure of the Domestic Borrowers at such time;

                  (ii) with respect to the Multicurrency Facility, (A) the lesser of (1) the Multicurrency Commitment in effect at such time and
         (2) the Multicurrency Borrowing Base at such time, minus (B) the amount of any Availability Reserves applicable to the Multicurrency Facility in effect at such time, MINUS (C) the amount of the Currency Agreement Exposure of the Multicurrency Borrowers at such time, MINUS (D) the amount of the Interest Rate Contract Exposure of the Multicurrency Borrowers at such time; and

                  (iii) with respect to each Subfacility, the applicable Subfacility Commitment in effect at such time.

                  "MAXIMUM SWING LOAN AMOUNT" is defined in SECTION 2.01(b).

                  "MB CONTRIBUTION AMOUNT" is defined in SECTION 13.06(b).

                  "MIS" means computerized management information system for recording and maintenance of information regarding purchases, sales, aging, categorization, and locations of Inventory, creation and aging of Receivables, and accounts payable (including agings thereof).

                  "MULTICURRENCY BORROWER GUARANTY" means (a) the Multicurrency Borrower Guaranty dated as of the Closing Date duly executed and delivered to the Administrative Agent by each of the Domestic Credit Parties with respect to the Multicurrency Obligations, substantially in the form and substance of EXHIBIT G-2 attached hereto, and (b) each Multicurrency Borrower Guaranty, substantially in the form and substance of EXHIBIT G-2 attached hereto, executed and delivered by a Domestic Subsidiary to the Administrative Agent pursuant to
SECTION 9.07, as each of the same may be further amended, supplemented or otherwise modified from time to time.

                  "MULTICURRENCY BORROWERS" means the UK Borrower and the Netherlands Borrower.

                  "MULTICURRENCY BORROWING BASE" means, as of any date of determination, with respect to the Multicurrency Borrowers, an amount equal to the sum of:

                  (a) up to 80.0% (or such other higher percentage as agreed to by all Lenders in their sole discretion) of the Collateral Value of Eligible Foreign Receivables PLUS

                  (b) the least of:

                           (i) the Multicurrency Inventory Sublimit,

                           (ii) up to 60.0% of the Collateral Value of the
                  aggregate Eligible Foreign Inventory, and

                           (iii) the sum of the products of the Inventory
                  Advance Rate multiplied by the Collateral Value of each category of Eligible Foreign Inventory set forth on the Multicurrency Borrowers' Borrowing Base Certificate, PLUS

                  (c) the Dollar Equivalent of cash, overnight investments and marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government with a tenor of less than one year deposited by or on behalf of any Multicurrency Borrower and held from time to time in the Multicurrency Concentration Accounts or Multicurrency Cash Collateral Accounts, in each case subject to the legal or equitable Lien of the Administrative Agent.

                  For purposes of this definition, the Collateral Values of Inventory shall be determined after deduction of all Eligibility Reserves then effective with respect to such items.

                  "MULTICURRENCY CASH COLLATERAL ACCOUNTS" means the Euro Cash Collateral Account and the Sterling Cash Collateral Account.

                  "MULTICURRENCY COMMITMENT" means, as to each Multicurrency Lender, the commitment to make Multicurrency Loans (including Multicurrency Loans required to be made pursuant to SECTION 2.01(h) and 2.02(e)(ii) to the Multicurrency Borrowers), to participate in Letters of Credit Issued for the account of the Multicurrency Borrowers, and to participate in Domestic Loans and fund such participations, in each case pursuant to SECTION 2.03, in an aggregate principal amount (after giving effect to all participations purchased by and from such Multicurrency Lender) outstanding not to exceed the amount on the Closing Date set forth opposite such Multicurrency Lender's name on SCHEDULE
1.01.1 under the caption "Multicurrency Commitment," as such amount may be reduced or modified pursuant to this Agreement; provided, however, at no time shall the aggregate Multicurrency Commitments of all Multicurrency Lenders exceed the Dollar Equivalent of $70,000,000 less any permanent reduction made pursuant to SECTION 3.01; provided, further, at the Closing Date the aggregate Multicurrency Commitments shall equal $55,000,000; provided, further, at no time shall the aggregate Multicurrency Commitments and the aggregate Domestic Commitments exceed $175,000,000.

                  "MULTICURRENCY CONCENTRATION ACCOUNTS" means (a) with respect to deposits denominated in Dollars, that certain account of the UK Borrower, number 10124648 maintained with Citibank in London, England, (b) with respect to deposits denominated in Euros, that certain account of the UK Borrower, number 10124664 maintained with Citibank in London, England, and (c) with respect to deposits in Sterling, that certain account of the UK Borrower, number 102456 maintained with Citibank in London, England, in each case, operated in accordance with the Multicurrency Concentration Accounts Agreements.

                  "MULTICURRENCY CONCENTRATION ACCOUNTS AGREEMENTS" means (a) that certain Multicurrency Concentration Accounts Agreement dated as of the Closing Date among Citibank in London, England and the UK Borrower, as amended, restated, supplemented or otherwise modified from time to time, (b) that certain Multicurrency Concentration Accounts Acknowledgment of Charge and Agreement dated as of the Closing Date among Citibank in London, England and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time, (c) that certain Multicurrency Concentration Accounts Charge dated as of the Closing Date among the UK Borrower and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

                  "MULTICURRENCY FACILITY" means the facility provided by (a) the Multicurrency Lenders to make Multicurrency Loans to the Multicurrency Borrowers, (b) the Overdraft Line Bank to make Overdraft Loans to the Multicurrency Borrowers and (c) the Issuing Bank to Issue Letters of Credit for the account of the Multicurrency Borrowers, in each case on and after the Closing Date in accordance with the terms and conditions contained in this Agreement and includes the Euro Subfacility and the Sterling Subfacility.

                  "MULTICURRENCY INVENTORY SUBLIMIT" means $17,500,000.

                  "MULTICURRENCY LENDER" means each Lender designated as such on
SCHEDULE 1.01.1 under the caption "Multicurrency Commitment" and each other institution which is party hereto as a Multicurrency Lender pursuant to an Assignment and Acceptance.

                  "MULTICURRENCY LIBO RATE" means, with respect to any Interest Period applicable to a Borrowing of Fixed Rate Loans under the Multicurrency Facility denominated in a Specified Foreign Currency:

                  (i) the interest rate per annum equal to (A) the offered quotations for deposits in the Specified Foreign Currency of the relevant Borrowing for a period comparable to the relevant Interest Period which appears on Dow Jones Markets Service (formerly known as Telerate) Page 3750 or Dow Jones Markets Service Page 3740 (as appropriate) (or such other page as may replace Page 3750 or Page 3740, as applicable, or the service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for deposits in the Specified Foreign Currency concerned) at or about 11:00 a.m. (London time) on the applicable Fixed Rate Determination Date; or
         (B) if no such interest rate determined under clause (A) is available, the arithmetic mean (rounded upward to the nearest one-sixteenth of one percent (0.0625%)) of the interest rates, as supplied to Citibank at its request, quoted by the "London Reference Banks" to leading banks in the London interbank market at or about 11:00 a.m. (London time) on the applicable Fixed Rate Determination Date for the offering of deposits in the Specified Foreign Currency of the relevant Borrowing for a period comparable to the relevant Interest Period; PLUS ----

                  (ii) in the case of Fixed Rate Loans denominated in Sterling, the amount (expressed as a percentage) of "associated reserve costs" being imposed by the Bank of England on the relevant Fixed Rate Determination Date. The Multicurrency LIBO Rate shall be adjusted automatically on and as of the effective date of any change in the amount of associated reserve costs so imposed.

                  "MULTICURRENCY LOAN" is defined in SECTION 2.01(a).

                  "MULTICURRENCY LOAN NOTES" means one or more promissory notes payable to the Multicurrency Lenders evidencing the Multicurrency Borrowers' Obligations to repay the Multicurrency Loans, substantially in the form and substance of EXHIBIT Q-2 attached hereto.

                  "MULTICURRENCY OBLIGATIONS" means the Obligations of the Foreign Credit Parties under the Multicurrency Facility.

                  "MULTICURRENCY PAYMENT ACCOUNT" means that account maintained at Citibank in London, England, in the name of the Administrative Agent, into which payments in respect of Obligations shall be made, as set forth in the Multicurrency Concentration Accounts Agreements.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by any Borrower or any ERISA Affiliate.

                  "NET CASH PROCEEDS OF ISSUANCE OF EQUITY SECURITIES OR INDEBTEDNESS" means (a) net cash proceeds (including cash, equivalents readily convertible into cash, and such proceeds of any notes received as consideration or any other non-cash consideration) received by any

Credit Party or any direct Subsidiary of any Borrower at any time after the Closing Date on account of the issuance of (i) equity Securities of any Borrower or any of its Subsidiaries (other than Capital Stock of a Subsidiary issued to any Credit Party) or (ii) Indebtedness (other than Indebtedness permitted under
SECTION 9.01 (other than SECTION 9.01(m)) of any Credit Party, or any direct Subsidiary of any Borrower, in each case net of all transaction costs and underwriters' discounts with respect thereto; and (b) proceeds received by any Borrower at any time after the Closing Date as a contribution to its capital on account of the issuance of equity Securities of such Borrower.

                  "NET CASH PROCEEDS OF SALE" means, (a) proceeds received by any Credit Party, or any direct Subsidiary of any Borrower in cash (including cash, equivalents readily convertible into cash, and such proceeds of any notes received as consideration of any other non-cash consideration) from the sale, assignment or other disposition of any Property (including any Sale and Leaseback Transaction but not the lease or license of any Property), other than sales permitted under CLAUSES (a), (c), (d), (e) and (f) of SECTION 9.02, net of
(i) the costs of sale, assignment or other disposition, (ii) any income, franchise, transfer or other tax liability arising from such transaction and
(iii) amounts applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien permitted by SECTION 9.03 on the asset disposed of, if such net proceeds arise from any individual sale, assignment or other disposition or from any group of related sales, assignments or other dispositions; (b) proceeds which constitute or are deemed "Net Available Cash" from an "asset Disposition" (in each case as defined by the Senior Note Indenture); and (c) to the extent provided in SECTION 8.13), proceeds of insurance on account of the loss of or damage to any such Property or Properties, and payments of compensation for any such Property or Properties taken by condemnation or eminent domain.

                  "NETHERLANDS BORROWER" is defined in the preamble.

                  "NFS" means NMHG Financial Services, Inc., a Delaware corporation in which NMHG holds a minority interest.

                  "NMHG" is defined in the preamble.

                  "NMHG HOLDING" is defined in the preamble.

                  "NMHG MAURITIUS ENTITIES" means NMHG Mauritius, Shanghai Hyster Forklift Ltd., Shanghai Hyster International Trading Co., Ltd. and Hyster (H.K.) Limited.

                  "NON-COLLATERAL OPERATING LEASE" is defined in SECTION
9.10(b).

                  "NON PRO RATA FUNDING" is defined in SECTION 3.02(b)(iv).

                  "NON-USD CURRENCY" is defined in SECTION 14.21(a).

                  "NOTES" means, collectively, the Domestic Loan Notes, the Multicurrency Loan Notes, the Swing Loan Note, and all amendments thereto, replacements thereof and substitutions therefor.

                  "NOTICE OF BORROWING" means a notice substantially in the form of (a) EXHIBIT K-1 attached hereto for Borrowings under the Domestic Facility and (b) EXHIBIT K-2 attached hereto for Borrowings under the Multicurrency Facility.

                  "NOTICE OF CONTINUATION/CONVERSION" means a notice substantially in the form of EXHIBIT L attached hereto.

                  "NOTICE OF LETTER OF CREDIT ISSUANCE" means a notice substantially in the form of (a) EXHIBIT M-1 attached hereto for Letters of Credit Issued under the Domestic Facility and (b) EXHIBIT M-2 attached hereto for Letters of Credit Issued under the Multicurrency Facility.

                  "NPL" is defined in SECTION 6.01(o).

                  "OBLIGATIONS" means, to the extent arising hereunder, under the Notes or under any other Loan Document, all Loans, all Overdraft Loans, Protective Advances, advances, debts, liabilities, obligations, covenants and duties owing by any Credit Party to the Administrative Agent, any Lender, the Issuing Bank, any Affiliate of the Administrative Agent, any Lender or the Issuing Bank, or any Person entitled to indemnification pursuant to SECTION 14.03, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising (a) under or in connection with (i) a Currency Agreement with the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender, (ii) an Interest Rate Contract with the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender, or
(iii) the Concentration Accounts, the Cash Collateral Accounts or any cash management services provided by the Administrative Agent or any Affiliate of the Administrative Agent, including, without limitation, those described in SECTION 3.06(d), or (b) by reason of (i) an extension of credit, (ii) opening or amendment of a Letter of Credit or payment of any draft drawn thereunder, (iii) loan, (iv) guaranty or (v) indemnification or (c) in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, foreign exchange costs, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to any Credit Party hereunder or under any other Loan Document and the obligations of the Borrowers to cash collateralize the Letter of Credit Obligations.

                  "OBLIGEE" and "OBLIGEES" are defined in SECTION 12.09(e).

                  "OFFICER'S CERTIFICATE" means, as to a corporation, a certificate executed on behalf of such corporation by an officer or director of such corporation and, with respect to any Credit Party, substantially in the form of EXHIBIT N attached hereto.

                  "OPERATING LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which is not a Capital Lease.

                  "OPTIONAL CURRENCY" means (a) with respect to the Domestic Borrowers or Domestic Lenders, Dollars, and (b) with respect to the Multicurrency Borrowers or Multicurrency Lenders, the Specified Foreign Currency.

                  "ORIGINAL CURRENCY" is defined in SECTION 14.21(b).

                  "ORIGINAL INVENTORY ADVANCE RATES" means the Inventory Advance Rates in effect on the Closing Date.

                  "OTHER CURRENCY" is defined in SECTION 14.21(b).

                  "OVERDRAFT LINE BANK" means Citibank, in its individual capacity or, in the event CNAI is not the Administrative Agent, the Administrative Agent (or any Affiliate of the Administrative Agent designated by the Administrative Agent and approved by the Multicurrency Borrowers), in its individual capacity.

                  "OVERDRAFT LINE COMMITMENT" means $15,000,000.

                  "OVERDRAFT LOANS" is defined in SECTION 2.01(c)(i).

                  "OVERDRAFT RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the rate of interest designated and published in London by (a) with respect to Overdraft Loans provided to the Sterling Overdraft Accounts, the principal office of Bank of England in London, England as the "base rate" applicable to Sterling, and (b) with respect to Overdraft Loans provided to the Euro Overdraft Accounts, the principal office of the European Central Bank in London, England, as the "base rate" applicable to Euros.

                  "OVERDRAFT REDUCTION AMOUNT" is defined in SECTION
2.01(c)(iii).

                  "OVERDRAFT SETTLEMENT DATE" is defined in SECTION 2.01(h).

                  "PAID IN FULL", "PAY IN FULL" and "PAYMENT IN FULL" means, with respect to the Obligations of any Credit Party, (a) with respect to each Letter of Credit issued for the account of such Borrower, the termination and surrender for cancellation of such Letter of Credit, (b) with respect to (i) each Currency Agreement with the Administrative Agent or any Affiliate of the Administrative Agent to which such Credit Party is a counterparty, and (ii) each Interest Rate Contract with the Administrative Agent or any Affiliate of the Administrative Agent to which such Credit Party is a counterparty, the delivery of Cash Collateral in such form as requested by the Administrative Agent (and, in the case of Letters of Credit, the applicable Issuing Bank) for deposit in the appropriate Cash Collateral Account, together with such endorsements, and execution and delivery of such documents and instruments as the Administrative Agent may request in order to perfect or protect the Administrative Agent's Lien with respect thereto, in an aggregate principal amount equal to the then outstanding Currency Agreement Exposure and Interest Rate Contract Exposure, respectively, with respect thereto and (c) with respect to all other Obligations (other than, as of any date of payment, Obligations which are contingent and unliquidated and not then due and owing and which pursuant to SECTION 14.09, survive the making and repayment of the Loans, the issuance and discharge of Letters of Credit hereunder and the termination of the Commitments hereunder), the indefeasible payment in full in cash of such Obligations.

                  "PARENT" means NACCO Industries, Inc., a Delaware corporation.

                  "PARTICIPANT" is defined in SECTION 14.01(h).

                  "PARTICIPATION AMOUNT" is defined in SECTION 2.03(b).

                  "PARTICIPATION SETTLEMENT DATE" is defined in SECTION 2.03(b).

                  "PAYING DOMESTIC BORROWER" is defined in SECTION 13.06(a).

                  "PAYING MULTICURRENCY BORROWER" is defined in SECTION
13.06(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation and any Person succeeding to the functions thereof.

                  "PERMITS" means any permit, approval, authorization, license, variance, exemption, no-action letter or permission required from a Governmental Authority under an applicable Requirement of Law.

                  "PERMITTED EXISTING ACCOMMODATION OBLIGATIONS" means those Accommodation Obligations of the Borrowers and their Subsidiaries identified as such on SCHEDULE 1.01.4.

                  "PERMITTED EXISTING INDEBTEDNESS" means the Indebtedness of the Borrowers and their Subsidiaries identified as such on SCHEDULE 1.01.5.

                  "PERMITTED EXISTING INVESTMENTS" means those Investments identified as such on SCHEDULE 1.01.6.

                  "PERMITTED EXISTING LIENS" means the Liens on assets of each Borrower and Borrower Subsidiary identified as such on SCHEDULE 1.01.7.

                  "PERMITTED HOLDERS" means, collectively, the parties to the Stockholders' Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and the Parent; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholder's Agreement shall be such definition in effect on the Closing Date.

                  "PERMITTED MULTICURRENCY REFINANCING" is defined in SECTION 9.01(m).

                  "PERSON" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any Governmental Authority.

                  "PLAN" means an employee benefit plan defined in Section 3(3) of ERISA in respect of which any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

                  "PLEDGE AGREEMENTS" means (a) the Pledge Agreement dated as of the Closing Date by and between each Domestic Credit Party and the Administrative Agent, substantially in the form and substance of EXHIBIT O attached hereto, (b) the Pledge Agreements dated as of the Closing Date by the Foreign Credit Parties specified on the Closing List in favor of the Administrative Agent, and (c) all other pledge agreements executed by any Borrower or Borrower Subsidiary in accordance with SECTION 9.07, as each of the same may be further amended, supplemented or otherwise modified from time to time.

                  "PLEDGED ENTITY" means any Borrower or Borrower Subsidiary all or a portion of the Capital Stock of which has been or is required to be pledged pursuant to a Pledge Agreement in accordance with the terms of this Agreement.

                  "PRO FORMA" means the unaudited pro forma opening balance sheet of NMHG Holding and its Subsidiaries attached hereto as EXHIBIT P, prepared in accordance with GAAP, dated as of March 31, 2002, and giving effect to the extensions of credit contemplated hereby and by the Senior Notes.

                  "PRO RATA SHARE" means (a) with respect to any Lender and any Credit Facility, the percentage obtained by dividing (i) such Lender's Commitment in respect of such Credit Facility at such time by (ii) the aggregate amount of all Commitments in respect of such Credit Facility at such time and
(b) with respect to any Lender and the Credit Facilities taken as a whole, the percentage obtained by dividing (i) such Lender's Commitment in respect of all Credit Facilities at such time by (ii) the aggregate amount of all Commitments at such time; provided, however, if all of the Commitments are terminated pursuant to the terms hereof, then "PRO RATA SHARE" means the percentage obtained by dividing (x) the aggregate amount of such Lender's Credit Facility Outstandings under all Credit Facilities by (y) the aggregate amount of all Credit Facility Outstandings.

                  "PROCESS AGENT" is defined in SECTION 14.17.

                  "PROPERTY" means any Real Property or personal property, plant, building, facility, structure, underground storage tank or unit, Equipment, Inventory, General Intangible, Receivable, or other asset owned, leased or operated by any Borrower or any of its Subsidiaries, as applicable (including any surface water thereon or adjacent thereto, and soil and groundwater thereunder).

                  "PROTECTIVE ADVANCE" is defined in SECTION 12.09.

                  "PURCHASE MONEY LIENS" is defined in SECTION 9.01(d).

                  "REAL PROPERTY" means, with respect to any Person, all of such Person's present and future right, title and interest (including, without limitation, any leasehold estate) in real property.

                  "RECEIVABLES" means, with respect to any Person, all of such Person's present and future (a) accounts (as defined in the Uniform Commercial Code or in any similar statute of England and Wales, Scotland, Northern Ireland, the Netherlands or any other relevant jurisdiction, or any political subdivision thereof), (b) accounts receivable,
(c) rights to payment for goods sold or leased or for services rendered, whether or not earned by performance (with respect to any Foreign Credit Party, irrespective of whether such goods were sold by the UK Borrower or by any other Foreign Credit Party), (d) all chattel paper, (e) all rights in any merchandise or goods which any of the same may represent, and (f) all rights, title, security, insurance, letters of credit, guaranties and other supporting obligations with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

                  "RECEIVABLES SALE AGREEMENTS" shall mean (a) the agreements between the Netherlands Borrower and the UK Borrower providing for the daily sale and assignment of all Receivables originated by the Netherlands Borrower to the UK Borrower and (b) the agreements, if any, between NACCO Materials Handling S.R.L. (or a successor thereto) and the UK Borrower providing for the daily sale and assignment of all Receivables originated by NACCO Materials Handling S.R.L. (or such successor) to the UK Borrower, in each case, in form and substance satisfactory to the Administrative Agent.

                  "RECEIVABLES SUBSIDIARY" means a wholly-owned Subsidiary of the UK Borrower that is structured to be "bankruptcy remote" and that engages in no activities other than in connection with the purchase and financing of Receivables from one or more of the Foreign Credit Parties and execution, delivery and performance of the Loan Documents and transactions contemplated thereby.

                  "REFINANCED INDEBTEDNESS" means the Indebtedness of any Borrower (including obligations under any receivables factoring or discounting facility) which is to be refinanced, repaid, retired or defeased out of the proceeds of the Loans made on the Closing Date and identified as such on
SCHEDULE 1.01.8.

                  "REGISTER" is defined in SECTION 14.01(c).

                  "REGULATION A" means Regulation A of the Federal Reserve Board as in effect from time to time.

                  "REGULATION D" means Regulation D of the Federal Reserve Board as in effect from time to time.

                  "REGULATION U" means Regulation U of the Federal Reserve Board as in effect from time to time.

                  "REGULATION X" means Regulation X of the Federal Reserve Board as in effect from time to time.

                  "REIMBURSEMENT DATE" is defined in SECTION 2.02(d)(i)(A).

                  "REIMBURSEMENT OBLIGATIONS" means, as to any Borrower, the aggregate non-contingent reimbursement or repayment obligations of such Borrower with respect to amounts drawn under Letters of Credit Issued for the account of such Borrower.

                  "RELATED BUSINESS" means any business in which any Borrower or any Borrower Subsidiary was engaged on the Closing Date and any business related, ancillary or complementary to any business of any Borrower or any Borrower Subsidiary in which any Borrower or any Borrower Subsidiary was engaged on the Closing Date or a reasonable extension, development or expansion of the business in which any Borrower or any Borrower Subsidiary was engaged as of the Closing Date.

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "RELEASE" means any active or passive release, spill, emission, leaking, pumping, injection, deposit, disposal, pouring, dumping, abandonment, discards of barrels, containers or other receptacles, including the active or passive discharge, dispersal, leaching or migration of Contaminants into the indoor or outdoor environment or into or out of any Property.

                  "REMEDIAL ACTION" means actions required to (a) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment; (b) prevent the Release or threat of Release or minimize the further Release of Contaminants; or (c) investigate and determine if a remedial or other response is needed and to design such a response and post-remedial investigation, monitoring, operation and maintenance and care.

                  "RENTAL EQUIPMENT OPERATING LEASE" is defined in SECTION 9.10(b).

                  "REPLACEMENT PROCEEDS" means the amount of (a) proceeds of insurance paid on account of the loss of or damage to any Property and awards of compensation for Property taken by condemnation or eminent domain to the extent actually used to replace, rebuild or restore the Property so lost, damaged or taken, provided that (i) a Borrower shall have delivered written notice to the Administrative Agent that it or its applicable Subsidiary intends to so replace, rebuild or restore such Property and (ii) such Borrower or such applicable Subsidiary of the Borrower replaces or commences the restoration or rebuilding of such Property within 365 days after the Administrative Agent's receipt of the proceeds of such insurance payment or condemnation award and (b) insurance paid on account of a business interruption occurrence to the extent actually used in the restoration or conduct of the business interrupted.

                  "REPORTABLE EVENT" means any of the events described in
Section 4043 of ERISA excluding those events for which the requirement of notice has been waived by the PBGC.

                  "REQUIRED CROSS-BORDER OPINIONS" is defined in SECTION
8.10(b).

                  "REQUIREMENTS OF LAW" means, as to any Person, the charter and bylaws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Internal Revenue Code, the Securities Act, the Securities Exchange Act, Regulations U and X, ERISA, the Fair Labor Standards Act and any similar statute of any foreign government or any political subdivision thereof and any certificate of occupancy, zoning ordinance, building, or land use requirement or Permit or labor or employment rule or regulation, including Environmental, Health or Safety Requirements of Law.

                  "REQUISITE LENDERS" means, at any time, Lenders holding, in the aggregate, at least fifty-one percent (51%) of the then aggregate amount of the Commitments in effect at such time; provided, however, that, in the event any of the Lenders is then a Defaulting Lender, "REQUISITE LENDERS" means the Lenders (excluding Defaulting Lenders (and their Affiliates who are Lenders)) whose Pro Rata Shares of the Credit Facilities represent at least fifty-one percent (51%) of the aggregate Pro Rata Shares of such Lenders; provided, however, that, in the event that the Commitments have been terminated pursuant to the terms hereof, "REQUISITE LENDERS" means the Lenders (without regard to whether any Lenders are Defaulting Lenders) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Credit Facility Outstandings are at least fifty-one percent (51%).

                  "RESTRICTED PAYMENT" means (a) any dividend or other distribution, direct or indirect, on account of any shares of, or interests in, any class of Capital Stock of any Borrower or any of their Subsidiaries now or hereafter outstanding, except a dividend (or equivalent distribution) payable solely in (i) shares of, or options or warrants (which do not contain put or call rights) with respect to, that class of stock and/or (ii) shares of any class of stock which is junior to that class of stock, provided that such shares do not constitute Indebtedness, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of, or interests in, any class of Capital Stock of any Borrower or any of their Subsidiaries now or hereafter outstanding, (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of, or interests in, any class of Capital Stock of any Borrower or any of their Subsidiaries now or hereafter outstanding, (d) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to any Indebtedness which by its terms is subordinated to the Obligations, and (e) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to (i) the Senior Notes, (ii) the ING Working Capital Line or (iii) Indebtedness arising from intercompany loans between any Borrower or Borrower Subsidiary and any other Borrower or Borrower Subsidiary.

                  "REVOLVING LOAN" is defined in SECTION 2.01(a).

                  "SALE AND LEASEBACK TRANSACTION" means, with respect to any Person, any direct or indirect arrangement pursuant to which Property is sold or transferred by such Person and is thereafter leased back from the purchaser thereof by such Person.

                  "SCHEDULED PRINCIPAL PAYMENTS" means, for any period, the sum of the amounts for such period of scheduled payments of principal on the Indebtedness of NMHG Holding and its Subsidiaries (including the principal component of Capital Lease obligations).

                  "SECURITIES" means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares, or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "SECURITY DOCUMENTS" means the Pledge Agreements, the Domestic Security Agreement, the Trademark Security Agreements, the Collection Account Agreements, the Foreign Security Agreements, and any other agreement, document or instrument that creates a Lien on Property of a Credit Party in favor of any Holder, in each case, together with all amendments, restatements, supplements or modifications thereto.

                  "SELLING DOMESTIC LENDERS" is defined in SECTION 2.03(a).

                  "SELLING MULTICURRENCY LENDERS" is defined in SECTION 2.03(a).

                  "SENIOR NOTE INDENTURE" means that certain Indenture between NMHG Holding, each of the Guarantors and U.S. Bank National Association as trustee, dated as of the Closing Date.

                  "SENIOR NOTES" means the "Notes" and "Exchange Notes" under and as defined in the Senior Note Indenture.

                  "SOLVENT" means, when used with respect to any Person, that at the time of determination:

                  (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

                  (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                  (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

                  (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SPECIFIED FOREIGN CURRENCY" means Euros or Sterling.

                  "SPOT RATE" means, as of any date of determination with respect to the conversion of an amount in the Original Currency to an Other Currency, the rate of exchange quoted by the Administrative Agent (or its Affiliate) in New York, New York (if the Original Currency is Dollars), or London, England (if the Original Currency is a Specified Foreign Currency), at 11:00 a.m. (New York time or London time, as applicable) on such date of determination to prime banks in New York, New York, or London, England, as appropriate, for the spot purchase in the foreign exchange market of such city of such amount of the Original Currency with such Other Currency.

                  "SSB" is defined in the preamble.

                  "STANDBY LETTER OF CREDIT" means any Letter of Credit Issued by an Issuing Bank pursuant to SECTION 2.02 for the account of a Domestic Borrower which is not a Commercial Letter of Credit.

                  "STERLING" means the lawful currency of the United Kingdom.

                  "STERLING CASH COLLATERAL ACCOUNT" means an account designated as such with respect to the Multicurrency Borrowers and established by the Administrative Agent maintained with Citibank in London, England, for account funds denominated in Sterling.

                  "STERLING LOANS" means Multicurrency Loans denominated in Sterling and Protective Advances denominated in Sterling, and, in each case, advanced to a Multicurrency Borrower.

                  "STERLING OVERDRAFT ACCOUNTS" means account number 48526 maintained with Citibank in London, England, in the name of the Netherlands Borrower and account number 8022232 maintained with Citibank in London, England, in the name of the UK Borrower.

                  "STERLING OVERDRAFT LIMIT" means $12,500,000, as may be adjusted pursuant to SECTION 2.01(c)(iii).

                  "STERLING SUBFACILITY" means the subfacility of the Multicurrency Facility for which Borrowings are only available in Sterling.

                  "SUBFACILITIES" means the Euro Subfacility and the Sterling Subfacility.

                  "SUBFACILITY COMMITMENT" means (i) with respect to the Euro Subfacility, $17,500,000 and (ii) with respect to the Sterling Subfacility, $37,500,000, as each may be adjusted in relative amounts pursuant to SECTION 3.01(c).

                  "SUBFACILITY REALLOCATION REQUEST" is defined in SECTION 3.01(c).

                  "SUBFACILITY REDUCTION AMOUNT" is defined in SECTION 3.01(c).

                  "SUBSIDIARY" of a Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned or controlled by such Person, one or more of the other subsidiaries of such Person or any combination thereof.

                  "SWING LOAN" is defined in SECTION 2.01(b).

                  "SWING LOAN BANK" means CUSA, in its individual capacity or, in the event CNAI is not the Administrative Agent, the Administrative Agent (or any Affiliate of the Administrative Agent designated by the Administrative Agent), in its individual capacity.

                  "SWING LOAN NOTE" means the promissory note payable to the Swing Loan Bank evidencing the Domestic Borrowers' Obligations to repay the Swing Loans made to the Domestic Borrowers, substantially in the form and substance of EXHIBIT Q-3 attached hereto.

                  "SWING LOAN SETTLEMENT DATE" is defined in SECTION 2.01(g).

                  "SYNDICATION AGENT" is defined in the preamble.

                  "TAX SHARING AGREEMENT" means that certain Amended Tax Sharing Agreement, dated as of May 14, 1997, among the affiliated group of corporations, within the meaning of Section 1504(a) of the Internal Revenue Code of which the Parent is the common parent.

                  "TAXES" is defined in SECTION 3.04(a).

                  "TERMINATION DATE" means the earlier to occur of (a) the date of termination of the Commitments pursuant to the terms hereof and (b) the third anniversary of the Closing Date.

                  "TERMINATION EVENT" means (a) a Reportable Event with respect to any Benefit Plan; (b) the withdrawal of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which such Borrower or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (c) the imposition of an obligation on any Borrower or any ERISA Affiliate under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in
Section 4041(c) of ERISA or, with respect to a Foreign Pension Plan, written notice to the trustees or fiduciaries of, or members in, such plan, or to a foreign Governmental Authority of an intent to terminate such Foreign Pension Plan; (d) the institution by the PBGC or any similar foreign Governmental Authority of proceedings to terminate a Benefit Plan or a Foreign Pension Plan;
(e) any event or condition which would reasonably constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; (f) a foreign Governmental Authority shall appoint or institute proceedings to appoint a trustee to administer any Foreign Pension Plan; or (g) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan or a Foreign Pension Plan.

                  "TOTAL BORROWING BASE" means, collectively, the Domestic Borrowing Base and the Multicurrency Borrowing Base.

                  "TRADEMARK SECURITY AGREEMENTS" means (a) the Trademark Security Agreement dated as of the Closing Date by and between the Domestic Credit Parties and the Administrative Agent substantially in the form of EXHIBIT R attached hereto, (b) each Trademark Security Agreement, if any, dated as of the Closing Date by and between a Foreign Credit Party and the Administrative Agent, and (c) each Trademark Security Agreement required to be delivered by a Borrower Subsidiary pursuant to SECTION 9.07, as each of the same may be further amended, supplemented or otherwise modified from time to time.

                  "UK BORROWER" is defined in the preamble.

                  "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as enacted in the State of New York, as it may be amended from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the creation, attachment, perfection, priority or enforcement of the Administrative Agents' or Holder's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UNIFORM COMMERCIAL CODE" shall include the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such creation, attachment, perfection, priority or enforcement and for purposes of definitions related to such provisions.

                  "UNUSED COMMITMENT FEE" is defined in SECTION 4.03(b).

                  "VOTING STOCK" means, with respect to any Person, shares, securities, limited liability company interests, general or limited partnership interests or other equivalents with respect to any class or classes of Capital Stock of such Person entitling any holder thereof (whether at all times or only so long as no senior class of Capital Stock has voting power by reason of any contingency) (a) in the case of a corporation (or equivalent organization), to vote in the election of members of the board of directors (or the equivalent thereof) of such Person, (b) in the case of a limited liability company, to vote in the election of managers of such Person or to bind or otherwise act as agent for such Person, (c) in the case of a limited partnership, to vote on the admission of the general partner of such Person or to bind or otherwise act as agent for such Person or (iv) in the case of a general partnership, to bind or otherwise act as agent for such Person.

                  1.02. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such period, provided that if such period commences on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Agreement, end on the last day of the calendar month.

                  1.03. ACCOUNTING TERMS. Subject to SECTION 14.04, for purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

                  1.04. OTHER DEFINITIONAL PROVISIONS. References to the "preamble", "Articles", "Sections", "subsections", "Schedules" and "Exhibits" shall be to the preamble, Articles, Sections, subsections, Schedules and Exhibits, respectively, of and to this Agreement unless otherwise specifically provided. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  1.05. OTHER TERMS. All other terms contained herein shall, unless the context indicates otherwise, have the meanings assigned to such terms by the Uniform Commercial Code to the extent the same are defined therein.

                  1.06. PAYMENTS BY THE BORROWERS. Except as expressly set forth herein to the contrary, (a) all payments made by the Borrowers in respect of principal and interest on the Loans made under any Credit Facility shall be made
(i) with respect to the Domestic Facility, in Dollars and (ii) with respect to the Multicurrency Facility, in the Specified Foreign Currency in which such Loan was made, (b) all payments of Reimbursement Obligations shall be made in Dollars or the Specified Foreign Currency in which the Letter of Credit under which such Reimbursement Obligations arise is denominated, and (c) all payments made by Borrowers in respect of Participation Amounts funded under SECTION 2.03 shall be made in the Optional Currency in which such Participation Amount was funded.

                                   ARTICLE II
                AMOUNTS AND TERMS OF LOANS AND LETTERS OF CREDIT

                  2.01. THE REVOLVING CREDIT FACILITY.

                  (a) REVOLVING LOANS. Subject to the terms and conditions set forth herein, (i) pursuant to the Domestic Commitments, each Domestic Lender hereby severally and not jointly agrees to make revolving loans (each a "DOMESTIC LOAN") to the Domestic Borrowers from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an amount not to exceed such Domestic Lender's Pro Rata Share of the Availability under the Domestic Facility at such time, provided, however, no such Loan shall be required to be made if, after giving effect thereto, (A) the aggregate Credit Facility Outstandings owed by the Domestic Borrowers under the Domestic Facility exceed the Maximum Credit Amount for the Domestic Facility at such time, or (B) the aggregate Credit Facility Outstandings owing to such Domestic Lender and its Affiliates (after giving effect to any participations purchased by and from such Persons under SECTION 2.02(e)(ii) and funded by such Persons under SECTION 2.03) under all Credit Facilities would exceed the aggregate Commitment of such Persons with respect to all Credit Facilities, and (ii) pursuant to the Multicurrency Commitments, each Multicurrency Lender hereby agrees to make revolving loans (each a "MULTICURRENCY LOAN" and, together with the Domestic Loans, the "REVOLVING LOANS") to the Multicurrency Borrowers from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an amount (converted to the Dollar Equivalent thereof) not to exceed such Multicurrency Lender's

Pro Rata Share of the Availability under the Multicurrency Facility at such time, provided, however, no such Loan shall be required to be made if, after giving effect thereto, (A) the aggregate Credit Facility Outstandings owed by the Multicurrency Borrowers under the Multicurrency Facility exceed the Maximum Credit Amount for the Multicurrency Facility at such time, (B) the aggregate Credit Facility Outstandings owing to such Multicurrency Lender and its Affiliates (after giving effect to any participation purchased by and from such Persons under SECTION 2.02(e)(ii) and 2.03) under all Credit Facilities would exceed the aggregate Commitment of such Persons with respect to all Credit Facilities, (C) the aggregate Credit Facility Outstandings owed by the Multicurrency Borrowers under the Multicurrency Facility which are denominated in Euros would exceed the Maximum Credit Amount for the Euro Subfacility, and
(D) the aggregate Credit Facility Outstandings owed by the Multicurrency Borrowers under the Multicurrency Facility which are denominated in Sterling would exceed the Maximum Credit Amount for the Sterling Subfacility. All Revolving Loans comprising the same Borrowing hereunder shall be made by the Domestic Lenders or the Multicurrency Lenders, as the case may be, simultaneously and proportionately to their then respective Pro Rata Shares of the applicable Credit Facility. Subject to the provisions hereof, any Borrower may repay any outstanding Revolving Loan on any day which is a Business Day and any amounts so repaid may be reborrowed, up to the amount available under this
SECTION 2.01(a) at the time of such Borrowing, until the Termination Date. Each Borrowing of Domestic Loans shall be in Dollars, and each Borrowing of Multicurrency Loans shall be denominated in a single Specified Foreign Currency. Each Borrowing of Revolving Loans shall be in an aggregate minimum amount of $1,000,000 for Floating Rate Loans (and in intervals of $1,000,000 in excess thereof), $7,500,000 for Fixed Rate Loans under the Domestic Credit Facility (and in intervals of $1,000,000 in excess thereof), and $5,000,000 for Fixed Rate Loans under the Multicurrency Credit Facility (and in intervals of the Dollar Equivalent of $1,000,000 in excess thereof).

                  (b) SWING LOANS. The Swing Loan Bank may, in its sole discretion, make to the Domestic Borrowers to whom the Domestic Loans are available loans (each a "SWING LOAN") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time the lesser of (i) $25,000,000 (the "MAXIMUM SWING LOAN AMOUNT") and (ii) the Availability for the Domestic Credit Facility at such time. All Swing Loans made under the Domestic Credit Facility shall be made as Floating Rate Loans and shall be available in Dollars. Except as otherwise provided herein, all Swing Loans shall be subject to all the terms and conditions applicable to Revolving Loans. Swing Loans shall be repaid pursuant to the terms of SECTION 2.01(g) or as otherwise provided in this Agreement.

                  (c) OVERDRAFT LOANS.

                  (i) From time to time on any Business Day during the period from the Closing Date to the Termination Date, upon presentment to the Overdraft Line Bank for payment of an item drawn by a Multicurrency Borrower on a Euro Overdraft Account or Sterling Overdraft Account (each an "ACCOUNT" and collectively the "ACCOUNTS") with the Overdraft Line Bank in an amount that, when charged against the Account, creates an overdraft in the Account, the Overdraft Line Bank shall pay such item to the extent not subject to the limitations set forth in this
         SECTION 2.01(c)(i), and such payment shall be deemed an "OVERDRAFT LOAN". Each Overdraft Loan provided hereunder shall bear interest at the interest rate set forth in SECTION 4.01(a)(ii). At no time shall the aggregate amount of Overdraft Loans exceed the lesser of
         (A) the Overdraft Line Commitment and (B) the Availability for the Multicurrency Credit Facility at such time; provided, further, that the Overdraft Loans provided to the relevant Multicurrency Borrower with respect to the Euro Overdraft Accounts shall not exceed the Euro Overdraft Limit, and the Overdraft Loans provided to the relevant Multicurrency Borrower with respect to the Sterling Overdraft Accounts shall not exceed the Sterling Overdraft Limit. Overdraft Loans shall be repaid pursuant to the terms of SECTION 2.01(h) or as otherwise provided in this Agreement.

                  (ii) Notwithstanding the foregoing CLAUSE (I), the Overdraft Line Bank shall not make any Overdraft Loan in the period commencing on the second Business Day after it receives written notice from any Multicurrency Lender that one or more of the conditions precedent contained in SECTION 5.02 shall not on such date be satisfied, and ending when such conditions are satisfied, and the Overdraft Line Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in SECTION 5.02 hereof have been satisfied in connection with the making of any Overdraft Loan.

                  (iii) The Multicurrency Borrowers, upon three (3) Business Days' written notice to the Administrative Agent may request, no more than twelve (12) times in any Fiscal Year, that the Euro Overdraft Limit or the Sterling Overdraft Limit be reduced by an amount equal to not less than $500,000 (such amount, the "OVERDRAFT REDUCTION AMOUNT"), and that the Euro Overdraft Limit or the Sterling Overdraft Limit not so reduced be correspondingly increased by the Overdraft Reduction Amount.

                  (d) NOTICE OF BORROWING IN RESPECT OF REVOLVING LOANS AND SWING LOANS. When a Borrower desires to make a Borrowing under CLAUSES (a) and
(b) of this SECTION 2.01, it shall deliver to the Administrative Agent in a manner specified in SECTION 14.08 a signed Notice of Borrowing no later than (i)
(A) 3:00 p.m. (New York time) on the proposed Funding Date for such Borrowing, in the case of a proposed Borrowing of Swing Loans, (B) 3:00 p.m. (New York time) at least one (1) Business Day in advance of the proposed Funding Date for such Borrowing, in the case of a proposed Borrowing of Floating Rate Loans that cannot be provided as Swing Loans and (C) 12:00 p.m. (New York time) at least three (3) Business Days in advance of the proposed Funding Date for such Borrowing, in the case of a proposed Borrowing of Domestic Loans consisting of Fixed Rate Loans or (ii) 3:00 p.m. (London time) at least four (4) Business Days in advance of the proposed Funding Date for such Borrowing, in the case of a proposed Borrowing of Multicurrency Loans. Any such Notice of Borrowing shall be irrevocable and, with respect to any Notice of Borrowing under CLAUSE (i)(B) above made by any Domestic Borrower, shall first constitute a request to borrow Swing Loans (other than a request for a Fixed Rate Loan); provided, however, in the event the Administrative Agent after consultation with the Swing Loan Bank determines that a Borrowing of Swing Loans is not possible or feasible, such Notice of Borrowing shall constitute a request, as of the time such Notice of Borrowing was originally submitted, by such Borrower to borrow Revolving Loans under the applicable Credit Facility; provided, further, however, all Notices of Borrowing with respect to Fixed Rate Loans shall constitute a request by such Borrower to borrow Revolving Loans under the Domestic Facility or the Multicurrency Facility, as the case may be. All Domestic Loans made under this
SECTION 2.01 on the Closing Date shall be made initially as

Floating Rate Loans and may thereafter be continued as Floating Rate Loans or converted into Fixed Rate Loans in the manner provided in SECTION 4.01(c); and all Multicurrency Loans made under this SECTION 2.01 on the Closing Date shall be made initially, at the discretion of the Administrative Agent, as Overdraft Loans or as Fixed Rate Loans with an Interest Period of five days. In the case of a Notice of Borrowing delivered in connection with a proposed Borrowing of Multicurrency Loans, the applicable Multicurrency Borrower shall request, within one-half hour prior to the issuance of such Notice of Borrowing, the advice of the Administrative Agent as to the Dollar Equivalent of the amount of such Borrowing, and such Multicurrency Borrower shall specify such amount in such Notice of Borrowing; provided that such advice shall not be deemed to be a prediction or guaranty of the Dollar Equivalent of such amount after the Notice of Borrowing is submitted and shall in no way limit the Borrowers' Obligations under this Agreement due to fluctuations in the applicable Specified Foreign Currency; provided, further, that if any Multicurrency Borrower requests such advice from the Administrative Agent within one-half hour prior to the time that a Notice of Borrowing for Multicurrency Loans is required to be delivered hereunder and the Administrative Agent does not provide such advice prior to such time, such required delivery time shall be extended until the Administrative Agent provides such advice.

                  (e) MAKING OF SWING LOANS. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.01(d) with respect to the Borrowing of Floating Rate Loans under the Domestic Credit Facility, the Swing Loan Bank shall deposit in immediately available funds the amount it intends to fund, if any, in respect of the Domestic Loans requested in such Notice of Borrowing with the Administrative Agent at its office in New York, New York not later than 4:00 p.m. (New York time) on the Funding Date. The Swing Loan Bank shall not make any Swing Loan in the period commencing on the first Business Day after it receives written notice from any Domestic Lender that one or more of the conditions precedent contained in SECTION 5.02 shall not on such date be satisfied, and ending when such conditions are satisfied, and the Swing Loan Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in SECTION 5.02 hereof have been satisfied in connection with the making of any Swing Loan. Subject to the preceding sentence, the Administrative Agent shall make such proceeds of each funding of a Swing Loan available to the relevant Domestic Borrower at the Administrative Agent's office in New York, New York on the Funding Date of the proposed Borrowing and shall disburse such proceeds to the Disbursement Account referred to in the applicable Notice of Borrowing. If the Swing Loan Bank receives a Notice of Borrowing within the applicable time limits set forth in SECTION 2.01(d) and does not intend to fund such requested Borrowing as a Swing Loan, the Swing Loan Bank will promptly notify the Administrative Agent (to the extent the Swing Loan Bank and the Administrative Agent are not the same Person) of such intention, and no delay by the Swing Loan Bank shall impair the applicable Domestic Borrower's right to borrow Revolving Loans under this SECTION 2.01.

                  (f) MAKING OF REVOLVING LOANS.

                  (i) In the event any portion of the Loans requested in any Notice of Borrowing delivered to the Administrative Agent pursuant
         SECTION 2.01(d) will be made as Revolving Loans, the Administrative Agent shall promptly notify each Lender under the applicable Credit Facility of the amount of such Borrowing of Revolving Loans. Each such Lender shall deposit an amount equal to its Pro Rata Share under such Credit

         Facility of the amount of such Borrowing with the Administrative Agent in the applicable Funding Account in immediately available funds and in the appropriate currency, not later than 3:00 p.m. (New York time) with respect to Domestic Loans or 4:00 p.m. (London time) with respect to Multicurrency Loans on any Funding Date applicable thereto (or, if the Funding Date is the Closing Date, such earlier time as the Administrative Agent shall determine). Subject to the fulfillment of the conditions precedent set forth in SECTION 5.01 (solely with respect to the making of Revolving Loans on the Closing Date) and SECTION 5.02, the Administrative Agent shall make the proceeds of such amounts received by it available to the applicable Borrower at the Administrative Agent's office in New York, New York, with respect to Domestic Loans, or London, England, with respect to Multicurrency Loans, on such Funding Date and shall disburse such proceeds to the Disbursement Account referred to in the applicable Notice of Borrowing on such Funding Date.

                  (ii) The failure of any Lender to deposit the amount described in CLAUSE (i) above (or required to be paid pursuant to SECTION 2.01(g)) with the Administrative Agent on the applicable Funding Date shall not relieve any other Lender of its obligations hereunder to make its Revolving Loan on such Funding Date. No Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Revolving Loan hereunder nor shall the Domestic Commitment or Multicurrency Commitment of any Lender be increased or decreased as a result of any such failure.

                  (iii) Unless the Administrative Agent shall have been notified by any Lender prior to 2:00 p.m. (New York time) with respect to Domestic Loans or 2:00 p.m. (London time) with respect to Multicurrency Loans, on any applicable Funding Date in respect of any Borrowing of Revolving Loans that such Lender does not intend to fund its Loan requested to be made on such Funding Date, the Administrative Agent may assume that such Lender has funded its Revolving Loan and is depositing the proceeds thereof in the applicable Funding Account on the Funding Date, and the Administrative Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the applicable Borrower on the Funding Date. If the Revolving Loan proceeds corresponding to that amount are advanced to such Borrower by the Administrative Agent but are not in fact deposited with the Administrative Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay, and in addition such Borrower agrees to repay, to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of such Borrower until the date such amount is paid or repaid to the Administrative Agent at the interest rate applicable to such Borrowing. If such Lender shall pay to the Administrative Agent the corresponding amount, the amount so paid shall constitute such Lender's Revolving Loan, and if both such Lender and such Borrower shall pay and repay such corresponding amount, the Administrative Agent shall promptly pay to such Borrower such corresponding amount (together with any interest included in such payment). This SECTION 2.01(f)(iii) does not relieve any Lender of its obligation to make its Revolving Loan on any Funding Date.

                  (iv) Anything hereinabove to the contrary notwithstanding, if any Multicurrency Lender shall, not later than 2:00 p.m. (London time) one Business Day before the date of any requested Borrowing of Multicurrency Loans, notify the Administrative Agent that such Lender is not satisfied that deposits in the relevant Specified Foreign Currency will be freely available to it in the relevant amount and, if applicable, for the relevant Interest Period, the right of the Multicurrency Borrowers to request Multicurrency Loans in such Specified Foreign Currency from such Lender as part of such Borrowing or any subsequent Borrowing of Multicurrency Loans shall be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and, at the option of any Multicurrency Borrower, the Multicurrency Loan to be made by such Lender as part of such Borrowing (and the Multicurrency Loan to be made by such Lender as part of any subsequent Borrowing of Multicurrency Loans in respect of which such Specified Foreign Currency shall have been requested during such period of suspension) shall be denominated in any other Specified Foreign Currency requested on the same Business Day which is available, and having an Interest Period coextensive with the Interest Period in effect in respect of all other Multicurrency Loans comprising a part of such Borrowing. The Administrative Agent shall, upon becoming aware that the circumstances causing any such suspension no longer apply, promptly so notify the Multicurrency Borrowers, provided that the failure of the Administrative Agent to so notify the Multicurrency Borrowers shall not impair the rights of the Lenders under this SECTION 2.01(f)(iv) or expose the Administrative Agent to any liability.

                  (g) SETTLEMENT OF SWING LOANS.

                  (i) The Administrative Agent shall from time to time, in its sole discretion, notify each Domestic Lender by 12:00 p.m. (New York time), of the aggregate principal amount of Swing Loans outstanding as of the close of business on the Business Day immediately preceding the date of such notice (each such Business Day being a "SWING LOAN SETTLEMENT DATE"). Upon such notice, each Domestic Lender shall deposit in the applicable Funding Account in Dollars an amount equal to its Pro Rata Share under the Domestic Credit Facility of the amount of such principal amount of Swing Loans outstanding in immediately available funds, not later than 3:00 p.m. (New York time) on the date of such notice. Upon such payment, each Domestic Lender shall be deemed to have made a Revolving Loan denominated in Dollars to the applicable Borrower or Borrowers in such amount (irrespective of the satisfaction of the conditions in SECTION 5.02). Each Domestic Lender hereby agrees that its obligations under this SECTION 2.01(g) are irrevocable and unconditional (except with respect to Swing Loans made in contravention of the second sentence of SECTION 2.01(e)) notwithstanding (A) the nonconformity of the amount of the Loan with the minimum amounts (and increments thereof) otherwise required hereunder, (B) whether any conditions specified in SECTION 5.02 are then satisfied, (C) whether a Default or Event of Default has occurred and is continuing, (D) the date of such Borrowing, (E) the amount of the Domestic Borrowing Base, Multicurrency Borrowing Base, Total Borrowing Base and Commitment at such time. In the event that any such Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of any Borrower), each Domestic Lender (other than the Swing Loan Bank) hereby agrees that it shall forthwith purchase from the Swing Loan Bank (without recourse or warranty) such assignment of the outstanding Swing Loans as shall be necessary to cause the Domestic Lenders to share in such Swing Loans ratably based upon their respective Pro Rata Shares; provided, that all interest payable on the Swing Loans shall be for the account of the Swing Loan Bank until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the Domestic Lender purchasing the same from and after such date of purchase.

                  (ii) If and to the extent any Domestic Lender shall not have made available to the Administrative Agent on any Swing Loan Settlement Date with respect to the Domestic Credit Facility any amount payable by such Domestic Lender on such Swing Loan Settlement Date pursuant to this SECTION 2.01(g) or SECTION 2.01(h), such Domestic Lender agrees to pay to the Administrative Agent forthwith on demand such amount in Dollars together with interest thereon, for each day from such Swing Loan Settlement Date until the date such amount is paid to the Administrative Agent, at the interest rate applicable to the Loans denominated in such currency hereunder.

(h)      SETTLEMENT OF OVERDRAFT LOANS.

                  (i) The Administrative Agent shall from time to time, in its sole discretion (but in no event less frequently than every five (5) Business Days), notify each Multicurrency Lender by 3:00 p.m. (London time), of the aggregate principal amount of Overdraft Loans outstanding as of the close of business on the Business Day immediately preceding the date of such notice. Upon such notice, each Multicurrency Lender shall deposit in the applicable Funding Account in the appropriate Specified Foreign Currency an amount equal to its Pro Rata Share under the Multicurrency Credit Facility of the amount of such principal amount of Overdraft Loans outstanding in immediately available funds, not later than 4:00 p.m. (London time) on the Business Day following such notice (such Business Day being an "OVERDRAFT SETTLEMENT Date"). Upon such payment, each Multicurrency Lender shall be deemed to have made a Revolving Loan denominated in the applicable Specified Foreign Currency to the Multicurrency Borrowers in such amount (irrespective of the satisfaction of the conditions in SECTION 5.02). Each Multicurrency Lender hereby agrees that its obligations under this SECTION 2.01(h) are irrevocable and unconditional (except with respect to Overdraft Loans made in contravention of the second sentence of SECTION 2.01(c)(ii)) notwithstanding (A) the nonconformity of the amount of the Loan with the minimum amounts (and increments thereof) otherwise required hereunder, (B) whether any conditions specified in SECTION
         5.02 are then satisfied, (C) whether a Default or Event of Default has occurred and is continuing, (D) the date of such Borrowing, (E) the amount of the Domestic Borrowing Base, Multicurrency Borrowing Base, and Total Borrowing Base or Commitment at such time. In the event that any such Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of any Borrower), each Multicurrency Lender (other than the Overdraft Line
         Bank) hereby agrees that upon the request of the Overdraft Line Bank it shall forthwith purchase from the Overdraft Line Bank (without recourse or warranty) such assignment of the outstanding Overdraft Loans as shall be necessary to cause the Multicurrency Lenders to share in such Overdraft Loans ratably based upon their respective Pro Rata Shares; provided, that all interest payable on the Overdraft Loans shall be for the account of the Overdraft Line Bank until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the Multicurrency Lenders purchasing the same from and after such date of purchase.

                  (ii) If and to the extent any Multicurrency Lender shall not have made available to the Administrative Agent on any Overdraft Settlement Date with respect to the Multicurrency Credit Facility any amount payable by such Multicurrency Lender on such Overdraft Settlement Date pursuant to this SECTION 2.01(h), such Multicurrency Lender agrees to pay to the Administrative Agent forthwith on demand such amount in the applicable currency together with interest thereon, for each day from such Overdraft Settlement Date until the date such amount is paid to the Administrative Agent, at the interest rate applicable to the Loans denominated in such currency hereunder.

                  (i) USE OF PROCEEDS. Proceeds of Domestic Loans and of Swing Loans under the Domestic Facility shall be used to (i) retire the Domestic Borrowers' Refinanced Indebtedness; (ii) provide for ongoing working capital needs in the ordinary course of the business of Domestic Borrowers and their Subsidiaries; and (iii) for other lawful general corporate purposes not prohibited hereunder (including Capital Expenditures permitted hereunder). Proceeds of Multicurrency Loans and of Overdraft Loans under the Multicurrency Facility shall be used to (x) retire the Multicurrency Borrowers' Refinanced Indebtedness; (y) provide for ongoing working capital needs in the ordinary course of the business of each Multicurrency Borrower and its Subsidiaries; and
(z) for other lawful general corporate purposes not prohibited hereunder (including Capital Expenditures permitted hereunder). Proceeds of Revolving Loans, Swing Loans and Overdraft Loans may also be used to pay for transaction expenses incurred in connection herewith.

                  (j) TERMINATION DATE. The Commitments shall terminate, and all outstanding Obligations shall be Paid In Full, on the Termination Date.

                  2.02. LETTERS OF CREDIT. Subject to the terms and conditions set forth herein, (x) each Issuing Bank hereby severally agrees to Issue for the account of any Domestic Borrower one or more Letters of Credit denominated in Dollars, up to an aggregate face amount at any one time outstanding for all Domestic Borrowers equal to the Letter of Credit Sublimit of the Domestic Facility and (y) each Issuing Bank hereby severally agrees to Issue for the account of the Multicurrency Borrowers one or more Letters of Credit denominated in a Specified Foreign Currency, up to an aggregate face amount at any one time outstanding for the Multicurrency Borrowers equal to the Letter of Credit Sublimit of the Multicurrency Facility, subject, in each case, to the following provisions:

                  (a) TYPES AND AMOUNTS. An Issuing Bank shall not have any obligation to Issue, and shall not, except as otherwise agreed by the Requisite Lenders and Issuing Bank (except with respect to any notification received by an Issuing Bank pursuant to SECTION 2.02(a)(ii)(A), which shall require the agreement of all of the Lenders and the Issuing Bank), Issue any Letter of Credit at any time:

                  (i) if the aggregate Letter of Credit Obligations with respect to such Issuing Bank, after giving effect to the Issuance of the Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                  (ii) if the Issuing Bank receives notice (A) from the Administrative Agent at or before 11:00 a.m. (New York or London time, as applicable, with respect to a Letter of Credit Issued under the Domestic Facility or the Multicurrency Facility, respectively) on the date of the proposed Issuance of such Letter of Credit that, immediately after giving effect to the Issuance of such Letter of Credit, the Credit Facility Outstandings in respect of the Domestic Facility or the Multicurrency Facility, as applicable, at such time would exceed the Maximum Credit Amount for such Credit Facility or (B) from any of the Lenders at or before 11:00 a.m. (New York or London time, as applicable, with respect to a Letter of Credit Issued under the Domestic Facility or the Multicurrency Facility, respectively) on the date of the proposed Issuance of such Letter of Credit that one or more of the conditions precedent contained in SECTIONS 5.01 (solely with respect to an Issuance of a Letter of Credit on the Closing Date) and 5.02 would not on such date be satisfied (or waived pursuant to SECTION 14.07), unless such conditions are thereafter satisfied or waived and notice of such satisfaction or waiver is given to the Issuing Bank by the Administrative Agent (and an Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in SECTIONS 5.01 or 5.02, as applicable, have been satisfied or waived);

                  (iii) which has an expiration date later than the earlier of
         (A) the date one (1) year after the date of Issuance or (B) the Business Day next preceding the Termination Date; or

                  (iv) which is in a currency other than (A) a Dollars with respect to Letters of Credit requested by the Domestic Borrowers and
         (B) a Specified Foreign Currency with respect to Letters of Credit requested by the Multicurrency Borrowers;

                  (v) the Issuance and terms of which is governed by the laws of any jurisdiction other than the United States, England or any other jurisdiction which is approved by the Administrative Agent and the applicable Issuing Bank; or

                  (vi) of which the date of Issuance is less than eleven (11) Business Days before the Termination Date.

                  (b) CONDITIONS. In addition to being subject to the satisfaction of the conditions precedent contained in SECTIONS 5.01 (solely with respect to an Issuance of a Letter of Credit on the Closing Date) and 5.02, the obligation of an Issuing Bank to Issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (i) if the Issuing Bank so requests, the applicable Borrower shall have executed and delivered to such Issuing Bank and the Administrative Agent a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof; and

                  (ii) the terms of the proposed Letter of Credit shall conform to the customary terms of letters of credit issued by the Issuing Bank.

                  (c) ISSUANCE OF LETTERS OF CREDIT.

                  (i) A Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent in a manner specified in SECTION 14.08 a signed Notice of Letter of Credit Issuance not later than 11:00 a.m. (New York or London time, as applicable with respect to a Letter of Credit issued under the Domestic Facility or the Multicurrency Facility, respectively) on the third Business Day preceding the requested date for Issuance of a Letter of Credit hereunder, or such shorter notice as may be acceptable to such Issuing Bank and the Administrative Agent. Such notice shall be irrevocable. In the case of a Notice of Letter of Credit Issuance requesting the Issuance of a Letter of Credit denominated in any Specified Foreign Currency, the relevant Multicurrency Borrower shall request, within one-half hour prior to the issuance of such Notice of Letter of Credit Issuance, the advice of the Administrative Agent as to the Dollar Equivalent of the face amount of the requested Letter of Credit, and such Multicurrency Borrower shall specify such amount in such Notice of Letter of Credit Issuance; provided that such advice shall not be deemed to be a prediction or guaranty of the Dollar Equivalent of such amount after the Notice of Letter of Credit Issuance is submitted and shall in no way limit the Borrowers' Obligations under this Agreement or, if applicable, any Letter of Credit Reimbursement Agreement due to fluctuations in the applicable Specified Foreign Currency; provided, further, that if the relevant Multicurrency Borrower requests such advice from the Administrative Agent within one-half hour prior to the time that a Notice of Letter of Credit Issuance is required to be delivered hereunder and the Administrative Agent does not provide such advice prior to such time, such required delivery time shall be extended until the Administrative Agent provides such advice.

                  (ii) The Issuing Bank shall give the Administrative Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the Issuance of a Letter of Credit.

                  (d) REIMBURSEMENT OBLIGATIONS; DUTIES OF ISSUING BANK.

                  (i) Notwithstanding any provision to the contrary in any Letter of Credit Reimbursement Agreement:

                           (A) each Borrower for whose account a Letter of
                  Credit has been Issued agrees to reimburse the applicable Issuing Bank in the applicable currency for amounts drawn under such Letter of Credit pursuant to SUBSECTION (e)(ii) below, no later than the date (the "REIMBURSEMENT DATE") which is one (1) Business Day after such Borrower receives written notice from the Issuing Bank that payment has been made under such Letter of Credit by the Issuing Bank;

                           (B) all Reimbursement Obligations with respect to any
                  Letter of Credit Issued under the Domestic Credit Facility shall bear interest at the Floating Rate PLUS the Applicable Floating Rate Margin, from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable in accordance with SECTION 4.01(d); and

                           (C) all Reimbursement Obligations with respect to any
                  Letter of Credit Issued under the Multicurrency Credit Facility shall bear interest at the Overdraft Rate PLUS the Overdraft Rate Margin, from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable in accordance with SECTION 4.01(d).

                  (ii) The Issuing Bank shall give the Administrative Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of all drawings under a Letter of Credit and the payment (or the failure to pay when due) by the Borrowers on account of a Reimbursement Obligation.

                  (iii) No action taken or omitted in good faith by an Issuing Bank under or in connection with any Letter of Credit (except for any such action resulting from the gross negligence or willful misconduct of such Issuing Bank) shall put such Issuing Bank under any resulting liability to any Lender, any Borrower or, so long as such Letter of Credit is not Issued in violation of SECTION 2.02(a), relieve any Lender of its obligations hereunder to such Issuing Bank. In determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation to the Lenders or any Borrower other than to confirm that any documents required to be delivered under a respective Letter of Credit appear to have been delivered by the appropriate Person and that they appear on their face to comply with the requirements of such Letter of Credit.

                  (e) PARTICIPATIONS.

                  (i) Immediately upon Issuance by an Issuing Bank of any Letter of Credit under the Domestic Facility or the Multicurrency Facility, as applicable, for the account of any Borrower under such Credit Facility in accordance with the procedures set forth in this SECTION 2.02, each Lender holding a Commitment in such Credit Facility shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit to the extent of such Lender's Pro Rata Share under the Credit Facility, including, without limitation, all obligations of such Borrower with respect thereto (other than amounts owing to the Issuing Bank under SECTION 2.02(g)) and any security therefor and guaranty pertaining thereto.

                  (ii) If the Issuing Bank makes any payment under any Letter of Credit for the account of any Borrower and such Borrower does not repay such amount to the Issuing Bank on the Reimbursement Date, the Issuing Bank shall promptly notify the Administrative Agent, which shall (unless the notice described in SECTION 2.03(b) has been given) notify the Swing Loan Bank (with respect to any Domestic Borrower) or the Overdraft Line Bank (with respect to the Multicurrency Borrowers), and if the Swing Loan Bank or Overdraft Line Bank, as applicable, so elects, a Swing Loan under the Domestic Credit Facility or an Overdraft Loan under the Multicurrency Facility, as applicable, can be made in such amount, the proceeds of which shall be paid to the

         Administrative Agent for the account of such Issuing Bank, in immediately available funds, and the Administrative Agent shall promptly pay such proceeds to the Issuing Bank. In the event such Issuing Bank cannot be so paid from proceeds of a Swing Loan or an Overdraft Loan, as applicable, the Administrative Agent shall promptly notify each Lender under such Credit Facility, and each such Lender shall, unless the notice described in SECTION 2.03(b) has been given, promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Bank, in immediately available funds, the amount in the relevant Optional Currency of such Lender's Pro Rata Share under the applicable Credit Facility of the payment made by such Issuing Bank, and the Administrative Agent shall promptly pay to the Issuing Bank such amounts received by it. In the event such payments are made by such Lenders, such payments shall constitute Revolving Loans made to the applicable Borrower under the applicable Credit Facility pursuant to SECTION 2.01 (irrespective of the satisfaction of the conditions in SECTION 5.02). If a Lender does not make its Pro Rata Share under the applicable Credit Facility of the amount of any such payment available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent for the account of the Issuing Bank, forthwith on demand, such amount together with interest thereon, at the interest rate then applicable in accordance with SECTION 4.01. The failure of any such Lender to make available to the Administrative Agent for the account of an Issuing Bank its Pro Rata Share under the applicable Credit Facility of any such payment shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank such other Lender's Pro Rata Share under the applicable Credit Facility of any payment on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent. This Section does not relieve any Borrower of its obligation to pay or repay any Lender funding its Pro Rata Share of such payment pursuant to this Section interest on the amount of such payment from such date such payment is to be made until the date on which payment is repaid in full.

                  (iii) Whenever an Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Swing Loan Bank has made a Swing Loan, the Overdraft Line Bank has made an Overdraft Loan or any Lender has made a Revolving Loan pursuant to SECTION 2.02(e)(ii), such Issuing Bank shall promptly pay to the Administrative Agent such payment in accordance with SECTION 3.02.

                  (iv) Upon the request of any Lender under the applicable Credit Facility, an Issuing Bank shall furnish such Lender copies of any Letter of Credit or Letter of Credit Reimbursement Agreement to which such Issuing Bank is party and such other documentation as reasonably may be requested by such Lender.

                  (v) The obligations of any Lender to make payments to the Administrative Agent for the account of the Issuing Bank with respect to a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever (except the Issuance of the Letter of Credit in contravention of this SECTION 2.02) and shall be made in accordance with this Agreement (irrespective of the satisfaction of the conditions described in SECTIONS 5.01 and 5.02) under all circumstances, including, without limitation, any of the following circumstances:

                  (A) any lack of validity or enforceability hereof or of any of the other Loan Documents;

                  (B) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of a beneficiary named in a Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection herewith, with any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the account party and beneficiary named in any Letter of Credit);

                  (C) any draft, certificate or any other document presented under the Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (E) any failure by such Issuing Bank to make any reports required pursuant to SECTION 2.02(h) or the inaccuracy of any such report; or

                  (F) the occurrence of any Event of Default or Default.

                  (f) PAYMENT OF REIMBURSEMENT OBLIGATIONS.

                  (i) Each Borrower for whose account a Letter of Credit has been Issued unconditionally agrees to pay to each Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with such Letter of Credit when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against such Issuing Bank or any other Person.

                  (ii) In the event any payment by a Borrower received by an Issuing Bank with respect to a Letter of Credit Issued for the account of such Borrower and distributed by the Administrative Agent to the Lenders under the applicable Credit Facility on account of their participation is thereafter set aside, avoided or recovered from such Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding, each such Lender which received such distribution shall, upon demand by such Issuing Bank, contribute such Lender's Pro Rata Share under such Credit Facility of the amount set aside, avoided or recovered together with interest at the rate required to be paid by such Issuing Bank upon the amount required to be repaid by it.

                  (g) ISSUING BANK FEES AND CHARGES. Each Borrower for whose account a Letter of Credit has been Issued agrees to pay to each Issuing Bank, solely for its own account,

(i) a fronting fee in an amount equal to one-quarter of one percent (0.25%) on the face amount of such Letter of Credit, and (ii) the standard charges assessed by such Issuing Bank in connection with the issuance, administration, amendment and payment or cancellation of such Letter of Credit.

                  (h) ISSUING BANK REPORTING REQUIREMENTS. Each Issuing Bank shall, on the day it Issues such a Letter of Credit, provide to the Administrative Agent separate schedules for Commercial Letters of Credit and Standby Letters of Credit Issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations of each Borrower under the applicable Credit Facility outstanding to it as of such date and any information requested by the Administrative Agent relating to the date of issue, account party, amount, expiration date and reference number of each Letter of Credit Issued by it. On each Overdraft Settlement Date (with respect to the Multicurrency Facility) and on each Swing Loan Settlement Date (with respect to the Domestic Facility), the Administrative Agent shall provide to each Lender under the applicable Credit Facility copies of the most recent schedules provided to it by each Issuing Bank under such Credit Facility.

                  (i) INDEMNIFICATION; EXONERATION.

                  (i) In addition to all other amounts payable to an Issuing Bank, each Borrower for whose account such Issuing Bank has Issued a Letter of Credit agrees to defend, indemnify, and save the Administrative Agent, such Issuing Bank and each Lender under the applicable Credit Facility harmless from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), costs, charges and expenses (including reasonable attorneys' fees but excluding taxes) which the Administrative Agent, such Issuing Bank or such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the Issuance of such Letter of Credit other than as a result of the gross negligence or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction, or (B) the failure of such Issuing Bank Issuing a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO government or Governmental Authority.

                  (ii) As between the Domestic Borrowers on the one hand and the Administrative Agent, the Domestic Lenders and the Issuing Bank under the Domestic Facility on the other hand, such Borrowers assume all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit Issued pursuant to the Domestic Facility. As between the Multicurrency Borrowers on the one hand and the Administrative Agent, Multicurrency Lenders and the Issuing Bank under the Multicurrency Facility on the other hand, such Borrowers assume all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit issued pursuant to the Multicurrency Facility. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Administrative Agent, the Issuing Bank and the Lenders shall not be responsible for:
         (A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and Issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any litigation, proceeding or charges with respect to such Letter of Credit; and (I) any consequences arising from causes beyond the control of the Administrative Agent, the Issuing Bank or the Lenders; except in the cases of CLAUSES (A) (with respect to form only), (B), (C), (D), (E),
         (F), (H) AND (I) Bank, as determined in a judgment by a court of competent jurisdiction.

                  (j) OBLIGATIONS SEVERAL. The obligations of each Issuing Bank and each Domestic Lender under this SECTION 2.02 are several and not joint, and no Issuing Bank or Domestic Lender shall be responsible for the obligation to Issue Letters of Credit or participation obligation hereunder, respectively, of any other Issuing Bank or Domestic Lender.

                  2.03. PARTICIPATIONS IN CREDIT FACILITIES.

                  (a) (i) Each Domestic Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Multicurrency Lenders (excluding, if applicable, such Domestic Lender and any Affiliate of such Domestic Lender in their capacity as Multicurrency Lenders; all such non-excluded Multicurrency Lenders, the "SELLING MULTICURRENCY LENDERS") an unfunded participation in the Credit Facility Outstandings of such Selling Multicurrency Lenders under the Multicurrency Facility, including without limitation (A) the Multicurrency Loans, (B) the participations purchased by such Multicurrency Lenders in the Letters of Credit issued by the Issuing Bank pursuant to SECTION 2.02(e), (C) the Loans made or required to be made pursuant to SECTION 2.01(h), and (D) amounts in respect of Protective Advances under the Multicurrency Facility required to be paid under SECTION 12.09(a), and (ii) each Multicurrency Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Domestic Lenders (excluding, if applicable, such Multicurrency Lender and any Affiliate of such Multicurrency Lender in their capacity as Domestic Lenders; all such non-excluded Domestic Lenders, the "SELLING DOMESTIC LENDERS") an unfunded participation in the Credit Facility Outstandings of such Selling Domestic Lenders under the Domestic Facility, including without limitation (A) the Domestic Loans, (B) the participations purchased by such Domestic Lenders in the Letters of Credit issued by the Issuing Bank pursuant to SECTION 2.02(e),
(c) the Loans made or required to be made pursuant to SECTION 2.01(g), and (D) amounts in respect of Protective Advances under the Domestic Facility required to be paid under SECTION 12.09(a); in each case, each Lender's participation shall be equal to such Lender's Pro Rata Share in respect of all of the Credit Facilities.

                  (b) By 12:00 p.m. (New York time with respect to the Domestic Lenders and London time with respect to the Multicurrency Lenders) on the Business Day immediately following the Business Day on which the Obligations have been accelerated pursuant to SECTION 11.02(a), the Administrative Agent shall notify each Lender of the aggregate principal amount of all outstanding Loans, Reimbursement Obligations and Protective Advances of the Selling Multicurrency Lenders (with respect to the Domestic Lenders) and of the Selling Domestic Lenders (with respect to the Multicurrency Lenders) (together with any accrued and unpaid interest thereon) to be purchased by each applicable Lender pursuant to SECTION 2.03(a) as of the close of business on the Business Day immediately preceding the date of such notice (each such Business Day being the "PARTICIPATION SETTLEMENT DATE"), such amount being stated in the Optional Currency in which the Credit Facility Outstandings being purchased are denominated (or the Dollar Equivalent of such amount (plus reasonable foreign exchange costs) in the case of purchases by a Domestic Lender which is not a Multicurrency Lender and which does not have an Affiliate which is a Multicurrency Lender) (the "PARTICIPATION AMOUNT"). Each Lender shall, not later than 3:00 p.m. (New York or London time, as applicable with respect to the Domestic Lenders and the Multicurrency Lenders, respectively) on the fifth Business Day following the date of such notice, pay to the Administrative Agent for the account of the Applicable Lender (in the case of Loans), the Issuing Bank (in the case of Reimbursement Obligations) and/or the Administrative Agent (in the case of Protective Advances), in immediately available funds, the applicable Participation Amount, and the Administrative Agent shall promptly pay to the applicable Holder, that portion of the Participation Amount owing to such Holder (less such foreign exchange costs) received by the Administrative Agent.

                  (c) Each Lender hereby agrees that its obligations under this
SECTION 2.03 are irrevocable and shall not be subject to any qualification or exception whatsoever and shall be made in accordance with this Agreement (irrespective of the satisfaction of the conditions described in SECTIONS 5.01 and 5.02) under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability hereof or of any of the other Loan Documents;

                  (ii) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection herewith, the transactions contemplated herein or any unrelated transactions;

                  (iii) any adverse change in the condition (financial or otherwise) of any Credit Party;

                  (iv) any breach of this Agreement by any Borrower, Borrower Subsidiary, Administrative Agent, Issuing Bank or Lender;

                  (v) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (vi) the occurrence of any Event of Default or Default; or

                  (vii) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

                  (d) If and to the extent any Lender shall not have made available to the Administrative Agent on the Participation Settlement Date any amount payable by such Lender on the Participation Settlement Date pursuant to this SECTION 2.03, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount in the applicable currency together with interest thereon, for each day from the Participation Settlement Date until the date such amount is paid to the Administrative Agent, for three (3) Business Days at the Interbank Rate and thereafter at the interest rate applicable to the Loans denominated in such currency hereunder. The failure of any such Lender to make available to the Administrative Agent for the account of the applicable Holder its Participation Amount shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of the applicable Holder such other Lender's Participation Amount on the date such payment is to be made nor increase the obligation of any other Lender to pay its Participation Amount to the Administrative Agent. This Section does not relieve any Borrower of its obligation to pay or repay any Lender funding pursuant to this Section interest on the amount of such payment from such date such payment is to be made until the date on which payment is repaid in full.

                  2.04. EVIDENCE OF INDEBTEDNESS. Each Borrower hereby agrees to pay when due the principal amount of each Loan which is made to it and other Obligations owing by it (whether or not evidenced by a Note), and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms hereof and, to the extent evidenced thereby, of the Notes. On the Closing Date, (a) the Domestic Borrowers shall execute and deliver to each Domestic Lender Domestic Loan Notes in a principal amount equal to the maximum amount of such Lender's Domestic Commitment evidencing the Loans to such Borrowers made under the Domestic Facility, (b) the Multicurrency Borrowers shall execute and deliver to the Multicurrency Lenders Multicurrency Loan Notes in a principal amount equal to the maximum amount of such Lender's Multicurrency Commitment evidencing the Loans to such Borrowers made under the Multicurrency Facility, and (c) the Domestic Borrowers shall execute and deliver to the Swing Loan Bank a Swing Loan
Note in a principal amount equal to the Maximum Swing Loan Amount. Thereafter each Borrower, as applicable, shall execute and deliver such other promissory notes substantially in the form of the Notes issued on the Closing Date as are necessary to evidence the Loans owing to the applicable Lenders after giving effect to any assignment thereof pursuant to SECTION 14.01, all in form and substance acceptable to the Administrative Agent and the parties to such assignment, provided that the promissory notes being replaced are returned to such Borrower or other arrangements satisfactory to such Borrower and the Administrative Agent are made. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender under each Credit Facility in which it is a Lender resulting from each Loan made under such Credit Facility owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder and under each of the Notes.

                  2.05. AUTHORIZED OFFICERS AND ADMINISTRATIVE AGENTS. On the Closing Date and from time to time thereafter, the Borrowers shall deliver to the Administrative Agent an Officers' Certificate setting forth the names of the officers, employees and agents authorized to request

Revolving Loans, Swing Loans, Overdraft Loans and Letters of Credit and containing a specimen signature of each such officer, employee or agent. The officers, employees and agents so authorized shall also be authorized to act for the Borrowers in respect of all other matters relating to the Loan Documents. The Administrative Agent shall be entitled to rely conclusively on such officer's or employee's authority to request such Loan or Letter of Credit until the Administrative Agent receives written notice to the contrary. In addition, the Administrative Agent shall be entitled to rely conclusively on any written notice sent to it by telecopy. The Administrative Agent shall have no duty to verify the authenticity of the signature appearing on, or any telecopy or facsimile of, any written Notice of Borrowing or any other document, and, with respect to an oral request for such a Loan or Letter of Credit, the Administrative Agent shall have no duty to verify the identity of any person representing himself or herself as one of the officers, employees or agents authorized to make such request or otherwise to act on behalf of the Borrowers. None of the Administrative Agent, any Lender or the Issuing Bank shall incur any liability to the Borrowers or any other Person in acting upon any telecopy or facsimile or telephonic notice referred to above which the Administrative Agent reasonably believes to have been given by a duly authorized officer or other person authorized to act on behalf of the Borrowers.

                  2.06. BOOKING OF LOANS AND LETTERS OF CREDIT. Any Lender and any Issuing Bank may make, carry or transfer Loans or Issue Letters of Credit at, to or for the account of its Fixed Rate Lending Office or Fixed Rate Affiliate or its other offices or Affiliates (without complying with the requirements of SECTION 13.01). No Lender shall be entitled, however, to receive any greater amount under SECTIONS 3.04, 3.05, 4.01(f) or 4.02(e) as a result of the transfer of any such Loan or Letter of Credit to any office (other than such Fixed Rate Lending Office) or any Affiliate (other than such Fixed Rate Affiliate) than such Lender or Issuing Bank would have been entitled to receive immediately prior thereto, unless, such Lender or Issuing Bank, as the case may be, provides reasonably satisfactory evidence to the Company that (i) the transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist and (ii) such claim in the relevant amount would have arisen even if such transfer had not occurred. No Fixed Rate Affiliate or such other Affiliate of any Lender or Issuing Bank shall, in its capacity as such, be deemed a party hereto or have any liability or obligation hereunder.

                                  ARTICLE III
                            PAYMENTS AND PREPAYMENTS

                  3.01. PREPAYMENTS; REDUCTIONS IN AND REALLOCATIONS OF COMMITMENTS. Subject to SECTION 3.06, all payments in respect of the Domestic Borrowers' Obligations shall be made to the Domestic Concentration Account and all payments in respect of the Multicurrency Borrowers' Obligations shall be made to the Multicurrency Payment Account.

                  (a) VOLUNTARY REDUCTIONS OF COMMITMENTS.

                  (i) Subject to SECTION 3.01(e), the Domestic Borrowers, upon at least three (3) Business Days' prior written notice to the Administrative Agent, shall have the right, from time to time, to terminate in whole the Domestic Commitments or permanently reduce in part the Domestic Commitments, provided that the Domestic Borrowers shall have made or caused to be made any payment required to be made pursuant to SECTION

         3.01(b)(i) after giving effect to such reduction, and, provided, further, that after giving effect to such reduction, the aggregate Domestic Commitments are greater than or equal to sixty percent (60%) of the aggregate Commitments. Subject to SECTION 3.01(e), the Multicurrency Borrowers, upon at least five (5) Business Days' prior written notice to the Administrative Agent, shall have the right, from time to time, to terminate in whole the Multicurrency Commitments or permanently reduce in part the Multicurrency Commitments, provided that the Multicurrency Borrowers shall have made or caused to be made any payment required to be made pursuant to SECTION 3.01(b)(i) after giving effect to such reduction.

                  (ii) Any partial reduction of a Lender's Commitment (A) shall be applied to such Lender's applicable Commitment, (B) shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount, and (iii) shall reduce the aggregate applicable Commitment of such Lender (or, where applicable, its Affiliate) proportionately in accordance (x) with respect to a reduction of the Multicurrency Commitments, its Pro Rata Share of the applicable Credit Facility and (y) with respect to a reduction of the Domestic Commitments, their aggregate Pro Rata Share of all Credit Facilities. Any notice of termination or reduction given to the Administrative Agent under this SECTION 3.01(a) shall specify the date (which shall be a Business Day) of such termination or reduction and, with respect to a partial reduction, the aggregate principal amount thereof. When notice of termination or reduction of any Commitment is delivered as provided herein, the principal amount of the Revolving Loans under the Credit Facility so reduced shall become due and payable on the date specified in such notice to the extent the Credit Facility Outstandings under such Credit Facility would exceed the Maximum Credit Amount for such Credit Facility after giving effect to such reduction. The payments in respect of reductions and terminations described in this SECTION 3.01(a) may be made without premium or penalty (except as provided in SECTION 4.02(e)).

                  (b) MANDATORY PREPAYMENTS OF REVOLVING LOANS.

                  (i) Immediately, if at any time the Credit Facility Outstandings under any Credit Facility, the Euro Subfacility or the Sterling Subfacility are greater than the Maximum Credit Amount for such Credit Facility, the Euro Subfacility or the Sterling Subfacility, as applicable, the applicable Borrower or Borrowers shall make a mandatory repayment of such Credit Facility Outstandings in an aggregate amount sufficient to reduce any such excess to zero, such amounts to be applied to the Obligations of the Borrower or Borrowers making such payments in accordance with SECTION 3.02. In addition, if at any time the Maximum Credit Amount for any Credit Facility is less than the amount of contingent Letter of Credit Obligations outstanding under such Credit Facility at such time, the applicable Borrower or Borrowers agree to deposit and maintain Cash Collateral in the applicable Cash Collateral Account in a Dollar Equivalent amount equal to the amount by which such Letter of Credit Obligations exceed such Maximum Credit Amount.

                  (ii) Subject to SECTION 3.06, prior to 1:00 p.m. (New York time), with respect to payments under the Domestic Facility, and 4:00 p.m. (London time), with respect to payments under the Multicurrency Facility, on each Business Day, from funds on deposit in (A) (x) the Domestic Concentration Account and (y) if necessary to repay in full all Credit Facility Outstandings under the Domestic Facility, the Domestic Cash Collateral Account, and (B)
         (x) the Multicurrency Concentration Accounts and (y) if necessary to repay in full all Credit Facility Outstandings under the Multicurrency Facility, the Multicurrency Cash Collateral Accounts, the Administrative Agent shall transfer funds in accordance with SECTION
         3.06 and thereby cause (1) the Domestic Borrowers (in the case of CLAUSE (A) above) to make a mandatory repayment of the Credit Facility Outstandings owing by such Domestic Borrowers on such Business Day in an amount equal to: FIRST, any and all Non Pro Rata Fundings made to such Borrowers on a pro rata basis, SECOND, any and all outstanding Protective Advances made on behalf of such Borrowers, THIRD, any and all outstanding Swing Loans made to such Borrowers, FOURTH, any and all outstanding Revolving Loans made to such Borrowers, and FIFTH, the repayment of the Credit Facility Outstandings and other Obligations owing by such Borrowers then outstanding, in each case in accordance with the applicable provisions of SECTION 3.02, and (2) the Multicurrency Borrowers (in the case of CLAUSE (B) above) to make a mandatory repayment of the Credit Facility Outstandings owing by such Multicurrency Borrowers on such Business Day in an amount equal to:
         FIRST, any and all Non Pro Rata Fundings made to such Borrowers on a pro rata basis, SECOND, any and all outstanding Protective Advances made on behalf of such Borrowers, THIRD, any outstanding Multicurrency Revolving Loans then due and payable, FOURTH, any and all outstanding Overdraft Loans made to such Multicurrency Borrowers, FIFTH, any and all outstanding Revolving Loans made to such Multicurrency Borrowers, and SIXTH, the repayment of the Credit Facility Outstandings and other Obligations owing by such Multicurrency Borrowers then outstanding, in each case in accordance with the applicable provisions of SECTION 3.02.

                  (iii) Immediately (or, in the case of Net Cash Proceeds of Sale under SECTION 8.13(b), five (5) Business Days) after any Borrower's or any Borrower Subsidiary's receipt of any Net Cash Proceeds of Sale, each Borrower receiving, or the Subsidiary of which has received, such Net Cash Proceeds of Sale agrees to make or cause to be made a mandatory prepayment of its Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds of Sale, such amounts to be applied to the Obligations of the (A) if such Borrower is a Domestic Borrower, the Domestic Borrowers and the Multicurrency Borrowers, and (B) if such Borrower is a Multicurrency Borrower, the Multicurrency Borrowers, in each case, in accordance with SECTION 3.02. Each mandatory prepayment required to be paid by any Borrower by this
         SECTION 3.01(b)(iii) shall be allocated and applied FIRST, to the repayment of the Revolving Loans owed by the applicable Borrowers; SECOND, to any remaining non-contingent Obligations of the applicable Borrowers; and THEN, to the extent any such Obligations are contingent, deposited in the applicable Cash Collateral Account as Cash Collateral in respect of such contingent Obligations. Each mandatory prepayment required to be paid by any Borrower by this SECTION 3.01(b)(iii) shall be followed by a corresponding permanent reduction of the Commitments under the Credit Facility applicable to such Borrower in an amount equal to the related Net Cash Proceeds of Sale which have not been reinvested in Additional Assets on or before the one-year anniversary of the receipt of such Net Cash Proceeds of Sale, with such

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         reduction taking effect on the one year anniversary after such receipt;
         provided, however, that such reduction shall take effect prior to such date if the applicable Borrower notifies the Administrative Agent that it does not intend to reinvest such Net Cash Proceeds of Sale in Additional Assets (all such reductions shall reduce the aggregate Commitments of each Lender (and where applicable, its Affiliate) proportionately in accordance with its (or their, where applicable) aggregate Pro Rata Share of all Credit Facilities.

                  (iv) Immediately after any Borrower's or any of the Borrower Subsidiaries receipt of any Net Cash Proceeds of Issuance of Equity Securities or Indebtedness, each Borrower receiving, or the Subsidiary of which has received, such Net Cash Proceeds of Issuance of Equity Securities or Indebtedness agrees to make or cause to be made a mandatory prepayment of its Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds of Issuance of Equity Securities or Indebtedness. Each mandatory prepayment required to be paid by any Borrower by this SECTION 3.01(b)(iv) shall be allocated and applied FIRST, to the repayment of the Revolving Loans owed by such Borrower; SECOND, to any remaining non-contingent Obligations of such Borrower; and THEN, to the extent any such Obligations are contingent, deposited in the applicable Cash Collateral Account as Cash Collateral in respect of such contingent Obligations, in each case in accordance with the applicable provisions of SECTION 3.02. Each mandatory prepayment required to be paid by any Borrower by this SECTION 3.01(b)(iv) shall be accompanied by a corresponding permanent reduction of the Commitments under the Credit Facility applicable to such Borrower in an amount equal to fifty percent (50.0%) of such Net Cash Proceeds of Issuance of Equity Securities or Indebtedness (all such reductions shall reduce the aggregate Commitments of each Lender (and where applicable, its Affiliate) proportionately in accordance with its (or where applicable, their) aggregate Pro Rata Share of all Credit Facilities.

                  (v) Nothing in this SECTION 3.01(b) shall be construed to constitute the Lenders' consent to any transaction which is not expressly permitted by ARTICLE IX.

                  (c) REALLOCATIONS OF SUBFACILITY COMMITMENTS. The Multicurrency Borrowers, upon three (3) Business Days' written notice to the Administrative Agent and with the consent of the Administrative Agent (to be exercised in its sole discretion), may request (a "SUBFACILITY REALLOCATION REQUEST"), no more than twelve (12) times in any Fiscal Year, that the Subfacility Commitment of either Subfacility be reduced by an amount equal to not less than $1,000,000 (such amount, the "SUBFACILITY REDUCTION AMOUNT"), and that the Subfacility Commitment for the other Subfacility be correspondingly increased by the Subfacility Reduction Amount; provided that a Subfacility Reallocation Request may not be made if, after giving effect to the proposed reallocation, the aggregate amount of the Multicurrency Commitments would exceed the maximum permitted amount of the Multicurrency Facility in effect at such time. It is agreed and understood that, in connection with any such reallocation, (i) the Pro Rata Shares of the Multicurrency Lenders under the Multicurrency Facility shall not change and (ii) the amount of the aggregate Commitments of all Multicurrency Lenders before and after such reallocation shall not change. After receiving a Subfacility Reallocation Request, the Administrative Agent shall notify the Multicurrency Lenders of such Subfacility Reallocation Request.

                  (d) REALLOCATIONS OF COMMITMENTS. The Domestic Borrowers or the Multicurrency Borrowers, upon five (5) Business Days' written notice to the Administrative Agent, may request (a "COMMITMENT REALLOCATION REQUEST"), no more than four (4) times in any Fiscal Year, that a Lender under a Credit Facility reduce its Commitment under such Credit Facility by an amount equal to not less than $1,000,000 (such amount, the "COMMITMENT REDUCTION AMOUNT"), and that the Commitment of such Lender under the other Credit Facility (or its Affiliate which is a Lender under such Credit Facility), as selected by such Borrowers in the Commitment Reallocation Request, be correspondingly increased by the Commitment Reduction Amount; provided that a Commitment Reallocation Request may not be made if, after giving effect to the proposed reallocation, (i) the aggregate amount of the Multicurrency Commitments would exceed the maximum amount of the aggregate Multicurrency Commitments in effect at such time (determined in accordance with the definitions of "Commitments" and "Multicurrency Commitment"), (ii) the aggregate amount of the Domestic Commitments would exceed the maximum amount of the aggregate Domestic Commitments in effect at such time (determined in accordance with the definitions of "Commitments" and "Domestic Commitments", or (iii) the aggregate Domestic Commitments would be less than sixty percent (60%) of the aggregate Commitments. After receiving a Commitment Reallocation Request, the Administrative Agent shall notify each affected Lender of such Commitment Reallocation Request, and such Commitments shall be adjusted as contemplated thereby on the date set forth in such Commitment Reallocation Request. Notwithstanding anything to the contrary in the foregoing, a Commitment Reallocation Request may not be made with respect to any Lender under any Credit Facility that is not a Lender under both Credit Facilities or does not have an Affiliate that is a Lender under the other Credit Facility.

                  (e) ADDITIONAL CONDITIONS TO COMMITMENT REALLOCATIONS AND REDUCTIONS. In connection with any reallocation of Commitments under SECTION 3.01(d) or reduction of Commitments under SECTION 3.01(a) or SECTION 3.01(b), neither the Pro Rata Shares of the Multicurrency Lenders under the Multicurrency Facility, nor the aggregate Pro Rata Share under all Credit Facilities of a Lender and its Affiliated Lenders shall change unless the Multicurrency Commitment is permanently reduced to zero. In the case of a reallocation of Commitments under SECTION 3.01(d), neither the aggregate Commitment of a Lender and its Affiliated Lenders nor the amount of the aggregate Commitments of all Lenders, in each case, before and after such reallocation shall change.

                  3.02. PAYMENTS.

                  (a) MANNER AND TIME OF PAYMENT. All payments of principal of and interest on the Loans and Reimbursement Obligations and other Obligations (including, without limitation, fees and expenses) which are payable to the Administrative Agent, the Lenders or the Issuing Bank shall be made without condition or reservation of right, in immediately available funds, delivered to the Administrative Agent (or, in the case of Reimbursement Obligations, to the pertinent Issuing Bank) not later than 1:00 p.m. (New York time) to the Domestic Concentration Account (or, in the case of Reimbursement Obligations, such account of the Issuing Bank as it may designate), with respect to payments under the Domestic Facility, and 4:00 p.m. (London time) to the Multicurrency Concentration Account for the relevant Specified Foreign Currency (or, in the case of Reimbursement Obligations, such account of the Issuing Bank as it may designate), with respect to payments under the Multicurrency Facility, on the date due. Thereafter, payments in respect of any Swing Loans received by the Administrative Agent shall be distributed to the Swing Loan Bank, payments in respect of any Overdraft Loans received by the Administrative Agent shall be distributed to the Overdraft Line Bank, and payments in respect of any Revolving Loan received by the Administrative Agent shall be distributed to each Lender under the applicable Credit Facility in accordance with its Pro Rata Share of such Credit Facility (without giving effect to any adjustment of such Pro Rata Share in connection with a substantially simultaneous reallocation or reduction of the Commitment under the Domestic Credit Facility, in the case of payments to the Domestic Lenders) in accordance with the provisions of SECTION 3.02(b) on the date received, if received prior to 1:00 p.m. (New York time) with respect to Domestic Obligations and prior to 4:00 p.m. (London time) with respect to Multicurrency Obligations, and (except in the case of repayment of Swing Loans and Overdraft Loans) on the next succeeding Business Day if received thereafter, by the Administrative Agent.

                  (b) APPORTIONMENT OF PAYMENTS.

                  (i) Subject to the provisions of SECTION 3.02(b)(ii) and (iv), except as otherwise provided herein (A) all payments of principal and interest in respect of outstanding Revolving Loans under any Credit Facility, and all payments in respect of Reimbursement Obligations under any Credit Facility, shall be allocated among such of the Lenders and Issuing Bank as are entitled thereto, in proportion to their respective Pro Rata Shares of such Credit Facility and (B) all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuing Bank as are entitled thereto, in proportion to their respective Pro Rata Shares of the applicable Credit Facility (if such Obligation relates to such Credit Facility) or otherwise in proportion to their respective Pro Rata Shares of all the Credit Facilities. All such payments and any other proceeds of Collateral or other amounts received by the Administrative Agent from or for the benefit of a Borrower shall be applied FIRST, to pay principal of and interest on any portion of the Loans made to such Borrower which the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender other than the Lender then acting as Administrative Agent, for which the Administrative Agent has not then been reimbursed by such Lender or such Borrower, SECOND, to pay principal of and interest on any Protective Advance made to such Borrower for which the Administrative Agent has not then been paid by such Borrower or reimbursed by the Lenders, THIRD, to pay Loans of such Borrower as set forth below and to pay all other Obligations of such Borrower then due and payable and FOURTH, to such Borrower's Concentration Account, or if demand under
         SECTION 11.02(b) has been made, such Borrower's Cash Collateral Account, in each case, for the currency in which such payment is denominated, to be held as Cash Collateral in accordance with this Agreement, or if the Administrative Agent consents in its sole discretion, to a Disbursement Account designated by the applicable Borrower. Except as set forth in SECTIONS 3.01(a) and (b) and unless otherwise designated by the Domestic Borrowers, all principal payments made by any Domestic Borrower in respect of outstanding Swing Loans or Revolving Loans of such Domestic Borrower, as the case may be, shall be applied FIRST, to the outstanding Swing Loans and SECOND, to the outstanding Revolving Loans of such Domestic Borrower, in each case, FIRST, to repay outstanding Floating Rate

         Loans, and THEN to repay outstanding Fixed Rate Loans with Interest Periods then expiring. Except as set forth in SECTIONS 3.01(a) and (b) and unless otherwise designated by the Multicurrency Borrowers, all principal payments made by any Multicurrency Borrower in respect of outstanding Overdraft Loans or Revolving Loans of such Multicurrency Borrower, as the case may be, shall be applied FIRST, to the Revolving Loans with Interest Periods then expiring and SECOND to the outstanding Overdraft Loans, in each case, denominated in the Specified Foreign Currency of such payment.

                  (ii) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and shall upon the acceleration of the Obligations pursuant to SECTION 11.02(a), apply all payments in respect of any Domestic Obligations to the payment of the Domestic Facility, all payments in respect of any Multicurrency Obligations to the payment of the Multicurrency Facility, all proceeds of Foreign Collateral to the payment of Multicurrency Obligations, and all proceeds of Domestic Collateral to the payment of Domestic Obligations, in the following order (it being understood that the Administrative Agent shall have the right to convert, at a rate of exchange equal to the Spot Rate as of such conversion date and at the Borrowers' expense, any of such payments or proceeds of Collateral into the currency in which such Obligations are denominated):

                  (A) FIRST, to pay interest on, and the principal of, any portion of the Revolving Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or a Borrower;

                  (B) SECOND, to pay interest on, and then principal of, first any outstanding Protective Advance;

                  (C) THIRD, to pay interest on, and the principal of, any Swing Loan or Overdraft Loan;

                  (D) FOURTH, to pay Obligations in respect of (1) any expense reimbursements or indemnities then due to the Administrative Agent and (2) fees and expenses in respect of cash management services provided to Borrowers and their Subsidiaries by the Administrative Agent or any Affiliates of the Administrative Agent, including, without limitation, those described in
                  SECTION 3.06(d);

                  (E) FIFTH, to pay Obligations in respect of any fees then due to the Administrative Agent, the Lenders or the Issuing Bank;

                  (F) SIXTH, to pay interest due in respect of the Revolving Loans, Reimbursement Obligations and in respect of the Obligations arising under the Foreign Working Capital Guaranty;

                  (G) SEVENTH, to pay or prepay (or, to the extent such obligations are contingent, provide Cash Collateral (pursuant to SECTION 11.02(b), if applicable) in respect of) all outstanding Letter of Credit Obligations;

                  (H) EIGHTH, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Lenders and the Issuing Bank;

                  (I) NINTH, to pay or prepay principal outstanding on Revolving Loans and all outstanding Obligations (other than in respect of interest) arising under the Foreign Working Capital Guaranty;

                  (J) TENTH, to the ratable payment of (or, to the extent such obligations are contingent, provide Cash Collateral (pursuant to SECTION 11.02(b), if applicable) Obligations in respect of
                  (1) Interest Rate Contracts to which the Administrative Agent or any Affiliate of the Administrative Agent is a party and
                  (2) foreign exchange services (including Currency Agreements) provided to any Borrower or Borrower Subsidiary by the Administrative Agent or any Affiliate of the Administrative Agent;

                  (K) ELEVENTH, to the ratable payment of all other Obligations; and

                  (L) TWELFTH, as the applicable Borrower so designates;

         provided, however, if sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing CLAUSES (A) through (K), the available funds being applied with respect to any such Obligations referred to in any one of such clauses (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's and each Lender's interest in the aggregate outstanding Obligations described in such clauses. Notwithstanding the foregoing, the Administrative Agent, the Lenders and the Issuing Bank further agree and acknowledge that (x) in no event shall proceeds of any Foreign Collateral, more than sixty-five percent (65.0%) of the Capital Stock of any Foreign Subsidiary or amounts received from any Foreign Credit Party as described herein be applied on any of the Domestic Obligations, and (y) no application of Domestic Collateral or payments with respect to the Multicurrency Borrower Guaranty may be made to the Multicurrency Obligations until such time as the aggregate outstanding Obligations owing to each Lender (and its Affiliates) are in proportion to (or as near thereto as is reasonably practicable) the outstanding Obligations owing to each other Lender (and its Affiliates), in accordance with their respective Pro Rata Shares of all Credit Facilities. The order of priority set forth in this SECTION 3.02(b)(ii) and the related provisions hereof are set forth solely to determine the rights and priorities of the Administrative Agent, the Lenders, the Issuing Bank and other Holders as among themselves. The order of priority set forth in CLAUSES (A) through (K) of this SECTION 3.02(B)(II) may at any time and from time to time be changed by the agreement of all Lenders without necessity of notice to or consent of or approval by any Borrower, any Holder which is not a Lender or Issuing Bank, or any other Person; provided, however, the order of priority set forth in CLAUSES (A) through (D) of this SECTION 3.02(b)(ii) may not be changed without the prior written consent of the Administrative Agent.

                  (iii) The Administrative Agent, in its sole discretion subject only to the terms of this SECTION 3.02(b)(iii), may pay from the proceeds of Revolving Loans made under the applicable Credit Facility (which Loans may not have been requested by a Borrower pursuant to a Notice of Borrowing) made to a Borrower hereunder, whether made following a request by such Borrower pursuant to SECTION 2.01 or 2.02 or a deemed request as provided in this SECTION 3.02(b)(iii), all amounts then due and payable by any Borrower hereunder, including, without limitation, amounts payable with respect to payments of principal, interest, Reimbursement Obligations and fees and all reimbursements for expenses pursuant to SECTION 14.02. Each Borrower hereby irrevocably authorizes the Swing Loan Bank (with respect to the Domestic Borrowers only), the Overdraft Line Bank (with respect to the Multicurrency Borrowers only) and the Lenders to make Swing Loans, Overdraft Loans or Revolving Loans in the appropriate Optional Currency, which Loans other than the Overdraft Loans shall be Floating Rate Loans upon notice from the Administrative Agent as described in the following sentence for the purpose of paying principal, interest, Reimbursement Obligations and fees due from any Borrower, reimbursing expenses pursuant to SECTION 14.02 or any other Loan Document and paying any and all other amounts due and payable by any Borrower hereunder or under the Notes, and agrees that all such Loans so made shall be deemed to have been requested by it pursuant to
         SECTION 2.01 and 2.02 as of the date of the aforementioned notice. The Administrative Agent shall request Swing Loans, Overdraft Loans or Revolving Loans on behalf of a Borrower as described in the preceding sentence by notifying the Lenders under the applicable Credit Facility by telex, telecopy, telegram or other similar form of transmission (which notice the Administrative Agent shall thereafter promptly transmit to such Borrower), of the amount and Funding Date of the proposed Borrowing and that such Borrowing is being requested on such Borrower's behalf pursuant to this SECTION 3.02(b)(iii). On the proposed Funding Date, the Swing Loan Bank, Overdraft Line Bank or Lenders under the relevant Credit Facility, as the case may be, shall make the requested Loans in accordance with the procedures and subject to the conditions specified in SECTION 2.01 or 2.02 (irrespective of the satisfaction of the conditions described in SECTION 5.02 or the requirement to deliver a Notice of Borrowing in SECTION 2.01(d), which conditions and requirements, for the purposes of the payment of Swing Loans, Overdraft Loans and Revolving Loans at the request of the Administrative Agent as described in the preceding sentence, the Lenders irrevocably waive). Notwithstanding the foregoing, Overdraft Loans shall also be made at the direct request of the Multicurrency Borrowers by notice to the Overdraft Line Bank in accordance with
         SECTION 2.01(c)(i).

                  (iv) If any Lender fails to fund its Pro Rata Share of any Revolving Loan Borrowing requested by a Borrower under any Credit Facility, which such Lender is obligated to fund under the terms hereof or any Revolving Loan or other amount required to be made under SECTION 2.01(g), 2.01(h), 2.02(e)(ii), 2.03, 3.02(b)(iii), 12.05 or 12.09(a)
         (the funded portion of such Revolving Loan or other amount being hereinafter referred to as a "NON PRO RATA FUNDING"; any such Lender being hereinafter referred to as a "DEFAULTING LENDER"), excluding, solely in the case of Revolving Loan Borrowings requested by a Borrower, any such Lender who has delivered to the Administrative Agent written notice that one or more of the conditions precedent contained in SECTION 5.02 shall not on the date of such request be satisfied and until such conditions are satisfied, THEN until the earlier of such Lender's cure of such failure and the termination of the

         Commitments, the proceeds of all amounts thereafter received by the Administrative Agent and required to be applied to such Lender's share of all other Obligations pursuant to the terms hereof shall be advanced to the Borrower requesting such Revolving Loan Borrowing or to the applicable Holder to which such payment is owing by the Administrative Agent on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything contained herein to the contrary:

                  (A) the foregoing provisions of this SECTION 3.02(b)(iv) shall apply only with respect to the proceeds of payments of Obligations;

                  (B) a Lender shall cease to be a Defaulting Lender at such time as an amount equal to such Lender's original Pro Rata Share of the requested principal portion of such Revolving Loan or such other amount is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this SECTION 3.02(b)(iv), and whether or not the Non Pro Rata Funding with respect thereto has been repaid;

                  (C) amounts advanced to a Borrower to cure, in full or in part, any such Defaulting Lender's failure to fund its Pro Rata Share of any Revolving Loan Borrowing ("CURE FUNDINGS") shall bear interest from and after the date made available to the applicable Borrower at the rate applicable to the other Revolving Loans comprising such Borrowing and shall be treated as Revolving Loans comprising such Borrowing for all purposes herein;

                  (D) regardless of whether or not an Event of Default has occurred or is continuing, and notwithstanding the instructions of the Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this SECTION 3.02, would be applied to the outstanding Revolving Loans shall be applied FIRST, ratably to all Non Pro Rata Fundings, SECOND, ratably to Revolving Loans or other amounts payable other than those constituting Non Pro Rata Fundings or Cure Fundings and, THIRD, ratably to Cure Fundings; and

                  (E) no Lender shall be relieved of any obligation such Lender may have to the Borrower under the terms of this Agreement as a result of the provisions of this SECTION 3.02(b)(iv).

                  (c) PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made by a Borrower hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day (or, as set forth in SECTION 4.02(a)(iv), the next preceding Business Day), and any such extension of time shall be included in the computation of the payment of interest and fees hereunder.

                  3.03. PRO RATA SHARES ADJUSTMENT. In the event the Pro Rata Shares of the Lenders under a Credit Facility are altered after giving effect to any Commitment Reallocation Request, after giving effect to any partial reduction of the Commitments made pursuant to SECTION 3.01(a), after giving effect to any mandatory reduction of the Commitments made pursuant to

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SECTION 3.02(b) or after giving effect to any participation under SECTION 2.03, the Lenders whose Pro Rata Shares have increased as a result shall effect such purchases of Loans from the other Domestic Lenders or Multicurrency Lenders, as applicable, on the next Swing Loan Settlement Date (with respect to the Domestic Lenders) and on the next Overdraft Loan Settlement Date (with respect to the Multicurrency Lenders) such that after giving effect to such purchases each Lender is owed Loans in an amount equal to its adjusted Pro Rata Share of the Credit Facility Outstandings outstanding in respect of the applicable Credit Facility.

                  3.04. TAXES.

                  (a) PAYMENT OF TAXES. Any and all payments by the Borrowers hereunder or under any Note or other document evidencing any Obligations shall be made free and clear of and without reduction for any and all taxes, levies, imposts, deductions, charges, withholdings, and all stamp or documentary taxes, excise taxes, ad valorem taxes and other taxes imposed on the value of the Property, charges or levies which arise from the execution, delivery or registration, or from payment or performance under, or otherwise with respect to, any of the Loan Documents or the Commitments and all other liabilities with respect thereto excluding, in the case of each Lender, each Issuing Bank and the Administrative Agent, taxes imposed on its income, capital, receipts, property, profits or gains and franchise taxes imposed on it by (i) the United States, except certain withholding taxes contemplated pursuant to SECTION 3.04(d)(ii)(c), (ii) the Governmental Authority of any jurisdiction (or any political subdivision thereof) in which any Applicable Lending Office of such Lender is located, (iii) the Governmental Authority of the jurisdiction in which such Lender is organized, managed and controlled or any political subdivision thereof, (iv) any political subdivision of the United States, unless such taxes are imposed solely as a result of such Lender's performance of any of the Loan Documents in such political subdivision and such Lender would not otherwise be subject to tax by such political subdivision, or (v) the United Kingdom, except any deduction or withholding from any payment by a Borrower for or on account of any tax in respect of any payments made hereunder or under any Note or other document evidencing any Obligations to the Administrative Agent or otherwise on behalf of any Lender or Issuing Bank arising (A) in respect of any Participation Amount (provided that each Lender shall, where possible, make all reasonable efforts to enable the relevant Borrower to make any such payment free of United Kingdom withholding tax) or (B) by reason of a change in (or in the interpretation, administration, or application of) any law of the United Kingdom or any applicable tax treaty or any published practice or concession of any relevant taxing authority after the later of the Closing Date or the date on which such Lender became a Lender or such Issuing Bank became an Issuing Bank (such non-excluded United Kingdom taxes being hereinafter referred to as "INCLUDED UK WITHHOLDING TAXES") (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"); provided, however, that neither withholding taxes contemplated pursuant to SECTION 3.04(d)(ii)(C) nor Included UK Withholding Taxes shall be excluded from Taxes by reason of the application of CLAUSE (ii) or CLAUSE (iii) of this sentence to any Applicable Lending Office of a Lender or to any Lender, respectively. If a Borrower shall be required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder or under any Note or other document evidencing any Obligations to any Lender, the Issuing Bank or the Administrative Agent, (x) the sum payable to such Lender, such Issuing

Bank or the Administrative Agent shall be increased as may be necessary so that after making all required withholding or deductions (including withholding or deductions applicable to additional sums payable under this SECTION 3.04) such Lender, such Issuing Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (y) such Borrower shall make such withholding or deductions, and (z) such Borrower shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) INDEMNIFICATION. (i) The Domestic Borrowers jointly and severally agree to indemnify each Domestic Lender, the Issuing Bank and the Administrative Agent, and (ii) the Multicurrency Borrowers jointly and severally agree to indemnify the Multicurrency Lenders, the Issuing Bank and the Administrative Agent, against, and reimburse each on demand for, the full amount of all Taxes (including, without limitation, any Taxes imposed by any Governmental Authority on amounts payable under this SECTION 3.04 and any additional income or franchise taxes resulting therefrom) incurred or paid by such Lender, the Issuing Bank or the Administrative Agent (as the case may be but only to the extent relating to the applicable Credit Facility) or any of their respective Affiliates and any liability (including penalties, interest, and out-of-pocket expenses paid to third parties) arising therefrom or with respect thereto, whether or not such Taxes were lawfully payable (other than any liability that results from the gross negligence or willful misconduct of the Lenders and the Administrative Agent), and whether or not such Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. A certificate as to any additional amount payable to any Person under this SECTION 3.04 submitted by it to any Borrower shall, absent manifest error, be final, conclusive and binding upon all parties hereto. Each Lender, the Administrative Agent and each Issuing Bank agrees (i) within a reasonable time after receiving a written request from any Borrower, to provide such Borrower and the Administrative Agent with such certificates as are reasonably required, and (ii) take such other actions as are reasonably necessary to claim such exemptions as such Lender, the Administrative Agent or such Issuing Bank or Affiliate may be entitled to claim in respect of all or a portion of any Taxes which are otherwise required to be paid or deducted or withheld pursuant to this SECTION 3.04 in respect of any payments under this Agreement or under the Notes. If any Lender or the Administrative Agent receives a refund in respect of any Taxes for which such Lender or the Administrative Agent has received payment from a Borrower hereunder, it shall promptly apply such refund (including any interest received by such Lender or the Administrative Agent from the taxing authority with respect to the refund with respect to such Taxes) to the Obligations of such Borrower, net of all out-of-pocket expenses of such Lender or the Administrative Agent; provided that such Borrower, upon the request of such Lender or the Administrative Agent, agrees to reimburse such refund (plus penalties, interest or other charges) to such Lender or the Administrative Agent in the event such Lender or the Administrative Agent is required to repay such refund. Each Multicurrency Borrower jointly and severally agrees to pay and indemnify each Multicurrency Lender, Issuing Bank and the Administrative Agent against any cost, loss or liability that such Person incurs in relation to all stamp duty, registration and other similar taxes payable in respect of any Loan Document. Each Domestic Borrower jointly and severally agrees to pay and indemnify each Domestic Lender, Issuing Bank and the Administrative Agent against any cost, loss or liability that such Person incurs in relation to all stamp duty, registration and other similar taxes payable in respect of any Loan Document. Each Domestic Borrower jointly and severally agrees, and each Multicurrency Borrower jointly and severally agrees, to pay promptly any stamp duty (and any interest or penalty in connection therewith) which is payable on any Receivables Sale Agreement (or any document executed in connection therewith) if it becomes reasonably necessary that the UK Borrower prove its entitlement to Receivables which are the subject of the relevant Receivables Sale Agreement and the payment of such stamp duty is reasonably necessary in order to do so.

                  (c) RECEIPTS. Within sixty (60) days after the date of any payment of Taxes pursuant to this SECTION 3.04 by any Borrower or any of the Borrowers' Subsidiaries, the Borrowers will furnish to the Administrative Agent at its request, at its notice address in effect under SECTION 14.08, a copy of a receipt, if any, or other documentation reasonably satisfactory to the Administrative Agent, evidencing payment thereof. The Borrowers shall furnish to the Administrative Agent, within sixty (60) days after the request of the Administrative Agent from time to time, a certificate of a Financial Officer stating that all Taxes of which they have Knowledge are due have been paid.

                  (d) NON-DOMESTIC BANK CERTIFICATIONS.

                  (i) Each Lender or Issuing Bank that is not created or organized under the laws of the United States or a political subdivision thereof shall deliver to the Borrowers and the Administrative Agent on the date such Lender becomes a Lender or such Issuing Bank becomes an Issuing Bank, (i) a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender or Issuing Bank to the effect that such Lender or Issuing Bank is eligible to receive all payments hereunder and under the Notes without deduction or withholding of United States federal income tax and (ii) a properly completed and executed IRS Form W-8 (or any successor forms, including IRS Form W-8 BEN, W-8IMY or W-8ECI). If a Lender or an Issuing Bank is unable to deliver the certificate and forms described in, and on the dates required by, the preceding sentence, then the applicable Borrower shall withhold the applicable tax and shall have no indemnification obligation with respect to such withholding tax.

                  (ii) Each Lender and each Issuing Bank further agrees to promptly deliver to the Borrowers and the Administrative Agent from time to time, subsequent to delivery of the certification referred to in SECTION 3.04(d)(i), a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender or such Issuing Bank before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrowers and the Administrative Agent pursuant to this SECTION 3.04(d) (including, but not limited to, a change in such Lender's or such Issuing Bank's Applicable Lending Office). Each certificate required to be delivered pursuant to this SECTION 3.04(d)(ii) shall certify as to one of the following:

                  (A) that such Lender or such Issuing Bank can continue to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax;

                  (B) that such Lender or such Issuing Bank cannot continue to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax as specified therein but does not require additional payments pursuant to SECTION 3.04(a) because it is entitled to recover the full amount of any such deduction or withholding from a source other than the Borrowers;

                  (C) that such Lender or Issuing Bank is no longer capable of receiving payments hereunder and under the Notes without deduction or withholding of United States federal income tax as specified therein solely by reason of a change in law (including the Internal Revenue Code or applicable tax treaty) after the later of the Closing Date or the date on which such Lender became a Lender or such Issuing Bank became an Issuing Bank and that it is not capable of recovering the full amount of the same from a source other than the Borrowers; or

                  (D) that such Lender or such Issuing Bank is no longer capable of receiving payments hereunder without deduction or withholding of United States federal income tax as specified therein other than by reason of a change in law (including the Internal Revenue Code or applicable tax treaty) after the later of the Closing Date or the date on which such Lender became a Lender or such Issuing Bank became an Issuing Bank.

         Each Lender and each Issuing Bank agrees to deliver to the Borrowers under the applicable Credit Facility and the Administrative Agent further duly completed copies of the above-mentioned IRS forms on or before the earlier of (x) the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding from United States federal income tax and (y) fifteen (15) days after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender or such Issuing Bank to the Borrowers and the Administrative Agent, unless any change in treaty, law, regulation or official interpretation thereof which would render such form inapplicable or which would prevent the Lender from duly completing and delivering such form has occurred prior to the date on which any such delivery would otherwise be required and the Lender or the Issuing Bank promptly advises the Borrowers that it is not capable of receiving payments hereunder or under the Notes without any deduction or withholding of United States federal income tax.

                  (e) The UK Borrower shall take all steps as may be reasonably requested by the Administrative Agent on behalf of any Lender or Issuing Bank to enable the relevant Lender or Issuing Bank to comply with certification or other procedures requisite to obtaining any available benefits under the tax treaty then in effect between the United Kingdom and the United States (or other applicable jurisdiction) with respect to any payment hereunder or under any Note or other document evidencing any Obligations, including (without limitation) providing information to the UK Borrower's local tax office, and shall take such steps as soon as reasonably possible (having regard to the consequences of any delay).

                  3.05. INCREASED CAPITAL. If after the date hereof any Lender or Issuing Bank determines that (i) the adoption or implementation of or any change in or in the interpretation or administration of any law or regulation or any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over any Lender, Issuing Bank or banks or financial institutions generally (whether or not having the force of law), compliance with which affects or would affect the amount of capital required or expected to be maintained by such Lender or Issuing Bank or any corporation controlling such Lender or Issuing Bank and (ii) the amount of such capital is increased by or based upon (A) the making or maintenance by any Lender of its Loans, any Lender's participation in or obligation to participate in the Loans, Letters of Credit or other advances made hereunder or the existence of any Lender's obligation to make Loans or (B) the issuance or maintenance by the Issuing Bank of, or the existence of the Issuing Bank's obligation to Issue, Letters of Credit, then, in any such case, upon written demand by (x) such Domestic Lender or Issuing Bank (with a copy of such demand to the Administrative Agent), the Domestic Borrowers, or (y) such Multicurrency Lender or Issuing Bank (with a copy of such demand to the Administrative Agent), the Multicurrency Borrowers jointly and severally agree immediately to pay to the Administrative Agent for the account of such Lender or Issuing Bank, from time to time as specified by such Lender or Issuing Bank, additional amounts sufficient to compensate such Lender or Issuing Bank or such corporation therefor; provided that the Borrowers shall not be required to compensate any Lender or Issuing Bank pursuant to this
SECTION 3.05 for any increased capital costs incurred more than 180 days prior to the date such Issuing Bank or Lender notifies the applicable Borrower of the event giving rise to such increased capital cost and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further, however, that such 180-day limitation shall not apply to any cost that is applicable retroactively so long as the applicable Lender notifies the Borrowers of such cost within 180 days of a responsible officer of such Lender receiving actual knowledge thereof. Such demand shall be accompanied by a statement as to the amount of such compensation and include a summary of the basis for such demand with detailed calculations. Such statement shall be conclusive and binding for all purposes, in the absence of manifest error.

                  3.06. CASH MANAGEMENT AND CONCENTRATION ACCOUNTS.

                  (a) ESTABLISHMENT OF ACCOUNTS. On the Closing Date, the Credit Parties shall have established the Bank Accounts identified on SCHEDULE 6.01-Z. After the Closing Date, the Borrowers agree to establish, and cause the Credit Parties or such other Subsidiaries who are agreed to by the Administrative Agent and the Borrowers, to establish, such other Bank Accounts as the Administrative Agent may reasonably request, and SCHEDULE 6.01-Z shall be updated accordingly. After any such Bank Account is established, the Borrowers or such Subsidiaries may change the Bank Accounts or add to the Bank Accounts listed on SCHEDULE 6.01-Z as their needs may require and agree to notify the Administrative Agent in writing of any such changes (such schedule being deemed to be amended by any such notice); PROVIDED, HOWEVER, no Credit Party shall:

                  (i) change any Bank Account other than a Disbursement Account (except as contemplated above) or establish any new Bank Account other than a Disbursement Account with any bank which is not acceptable to the Administrative Agent and which, in the case of a Collection Account to be maintained at such bank, has not executed a Collection Account Agreement with respect to such Collection Account, or

                  (ii) establish any other Bank Account other than a Disbursement Account, or modify any arrangement with respect to any other existing Bank Account other than a

         Disbursement Account, without the prior consent of the Administrative Agent, which consent may be granted or withheld in the reasonable discretion of the Administrative Agent.

                  (b) COLLECTIONS. Each Credit Party, (i) has directed, and in the future will direct, all of its account debtors to remit all monies, checks, notes, drafts or funds received by it, including, without limitation, all payments in respect of Receivables, all other proceeds of Collateral, and all Net Cash Proceeds (the "COLLECTIONS") directly to a Lockbox or Collection Account (or in accordance with other arrangements approved by the Administrative Agent), or (ii) to the extent that the account debtors of such Credit Party, notwithstanding the instructions described in CLAUSE (I) above, remit such Collections directly to such Credit Party, each Borrower agrees, and agrees to cause each Credit Party to, deposit all such Collections into a Collection Account promptly upon such Person's receipt thereof. The Borrowers agree to cause all Collections now or hereafter received directly or indirectly by any Borrower or any such Credit Party or any agent thereof or in the possession of any Borrower or any Credit Party or any agent thereof to be held in trust for, or, in the case of Collections received by any Foreign Credit Party, on trust for (or as otherwise provided in the relevant Foreign Security Agreements relating thereto) the Administrative Agent and, promptly upon receipt thereof, to be deposited into a Collection Account. The contents of each Lockbox shall automatically be deposited into a Collection Account or be emptied and deposited into a Collection Account by a representative of the Collection Account Bank at which the applicable Collection Account has been established. Only the Administrative Agent and the applicable Collection Account Bank, if any, shall have power of withdrawal from each Lockbox and the related Collection Account. NMHG Distribution shall not remit, nor shall permit the deposit of, any Collections to account number 757123 held at City National Bank and account numbers 39079128, 394-189-765, and 754116069 held at National City Bank, and, to the extent any Collections are so deposited, shall promptly wire such funds to a Collection Account.

                  (c) CONCENTRATION ACCOUNTS; CASH COLLATERAL ACCOUNTS. All immediately available funds, or as otherwise provided in any Collection Account Agreement with respect to low volume Collection Accounts, in any Collection Account (w) of any Domestic Borrower shall be automatically transferred (either directly or indirectly) into the Domestic Concentration Account, (x) of the Multicurrency Borrowers shall be transferred (either directly or indirectly) automatically or as otherwise provided pursuant to the applicable Collection Account Agreement and/or Multicurrency Concentration Accounts Agreements into
(A) with respect to funds denominated in Sterling, the applicable Sterling Concentration Account, (B) with respect to funds denominated in Euros, the applicable Euro Concentration Account, and (C) with respect to funds denominated in Dollars, the applicable Dollars Concentration Account. Funds shall be directed in accordance with the instructions of the Administrative Agent to the applicable Cash Collateral Account upon a demand made pursuant to SECTION 11.02(b). The Domestic Concentration Account and each Domestic Cash Collateral Account shall be in the name of and owned by the Administrative Agent. The Multicurrency Concentration Account and each Multicurrency Cash Collateral Account shall be under the sole dominion and control and subject to the first priority security interest of the Administrative Agent. The following procedures shall apply to the Domestic Concentration Account, the Multicurrency Concentration Accounts and the Cash Collateral Accounts:

                  (i) GENERALLY. Each Bank Account shall be denominated in a single currency. The Administrative Agent alone shall have power of withdrawal from the Concentration Accounts and the Cash Collateral Accounts. Subject to SECTIONS 3.01(b)(ii), 3.01(b)(iii), 3.02(b)(ii), 3.02(b)(iii) and 11.03, (A) the Domestic Borrowers hereby authorize the Administrative Agent to apply all immediately available funds on deposit in the Domestic Concentration Account and, if necessary, Domestic Cash Collateral Account to the Domestic Obligations, and (B) the Multicurrency Borrowers hereby authorize the Administrative Agent to apply all immediately available funds on deposit in each Multicurrency Concentration Account and, if necessary, each Multicurrency Cash Collateral Account, to the Multicurrency Obligations denominated in the Specified Foreign Currency maintained in such Multicurrency Concentration Account and Multicurrency Cash Collateral Account. Solely with respect to the Domestic Concentration Account, to the extent any such funds remain after such application or disbursement to a Domestic Borrower pursuant to SECTION 3.02(b) and no Default or Event of Default has occurred and is continuing, each Domestic Borrower hereby authorizes the Administrative Agent to invest such funds in accordance with SECTION 3.06(c)(ii). Solely with respect to the Multicurrency Concentration Accounts, to the extent any such funds remain after such application or disbursement to a Multicurrency Borrower pursuant to SECTION 3.02(b) and no Default or Event of Default has occurred and is continuing, any Multicurrency Borrower may, upon notice to the Administrative Agent not later than 10:30 a.m. (London time), convert any funds on deposit in a Multicurrency Concentration Account into another Optional Currency and transfer such funds (less any reasonable foreign exchange costs) to another Multicurrency Concentration Account in which such other Optional Currency is maintained.

                  (ii) INVESTMENTS. Subject to the right of the Administrative Agent to apply and/or withdraw funds from the Domestic Concentration Account and the Domestic Cash Collateral Account as provided in this Agreement, the Administrative Agent shall, so long as no Default or Event of Default shall have occurred and be continuing, from time to time invest funds (or procure the investment of such funds) on deposit in such accounts and accrued interest thereon, procure the reinvestment of proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case in an overnight investment selected by the Administrative Agent. None of the Administrative Agent, any Lender or the Issuing Bank shall be liable to any Borrower for, or with respect to, any decline in value of amounts on deposit in the Domestic Concentration Account or Domestic Cash Collateral Account which shall have been invested pursuant to this SECTION 3.06(c)(ii) pursuant to such overnight investments selected by the Administrative Agent. All funds on deposit in the Multicurrency Concentration Accounts and Multicurrency Cash Collateral Accounts shall bear interest in accordance with the applicable account agreement.

                  (iii) ADDITIONAL PAYMENTS. If at any time the Administrative Agent determines that any funds held in any Concentration Account or Cash Collateral Account are subject to any interest, right, claim or Lien (other than Liens arising in the ordinary course of business for amounts which are not yet due and payable) of any Person other than the Administrative Agent or the applicable Borrower, the Domestic Borrowers jointly and severally (with respect to funds deposited by the Domestic Borrowers) and the Multicurrency Borrowers jointly and severally (with respect to funds deposited by the Multicurrency Borrowers) agree that (i) forthwith upon demand by the Administrative Agent, to pay to the Administrative Agent, as additional funds to be deposited and held in the applicable Concentration Account or Cash Collateral Account, as the case may be, an amount equal to the amount of funds subject to such interest, right, claim or Lien or (ii) if no such payment is made, the Administrative Agent shall immediately and without requirement of notice as set forth in the definitions of Multicurrency Borrowing Base and Domestic Borrowing Base, as applicable, impose an Eligibility Reserve in the amount of such funds (unless such interest, right, claim or Lien has then been included in any Eligibility Reserve with respect to such funds or has been factored into a decreased advance rate with respect to Cash Collateral).

                  (iv) CUSTODY OF CASH COLLATERAL. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Concentration Accounts and the Cash Collateral Accounts and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords its own like property, it being understood that the Administrative Agent shall not be required to preserve rights of the Borrowers in such accounts or any amounts on deposit therein or any Investments subject thereto against third parties but may do so at its option. All expenses incurred in connection therewith shall be for the joint and several account of the Multicurrency Borrowers with respect to any funds deposited by the Multicurrency Borrowers or the joint and several account of the Domestic Borrowers with respect to any funds deposited by the Domestic Borrowers, and, in each case, shall constitute Obligations hereunder.

Notwithstanding anything to the contrary contained in this Agreement, except as set forth in this CLAUSE (c), none of the Borrowers or any Person or entity claiming on behalf of or through a Borrower shall have any right to withdraw any of the funds held in the Domestic Concentration Account or any Cash Collateral Account. Upon the Payment In Full of the Obligations and termination of the Commitments, any funds remaining in the Domestic Concentration Account or the Domestic Cash Collateral Account shall be returned by the Administrative Agent to the relevant Borrower or paid by the Administrative Agent to whomever may be legally entitled thereto, and in relation to funds in the Multicurrency Concentration Accounts and the Multicurrency Cash Collateral Accounts, the Administrative Agent shall release the security over such accounts and terminate any associated control rights it may have.

                  (d) FEES AND EXPENSES. With respect to fees, costs and expenses incurred (i) in respect of the Domestic Facility, the Domestic Borrowers jointly and severally agree, and (ii) in respect of the Multicurrency Facility, the Multicurrency Borrowers jointly and severally agree, in each case, to pay to the Administrative Agent any and all reasonable fees, costs and expenses which the Administrative Agent incurs in connection with opening and maintaining the Collection Accounts, Concentration Accounts and Cash Collateral Accounts, lockbox or other similar payment collection mechanisms for such Borrowers and depositing for collection any check or item of payment received by and/or delivered to the Collection Account Banks or the Administrative Agent on account of the Obligations. With respect to the Collection Account Banks (x) for the Domestic Borrowers, the Domestic Borrowers jointly and severally agree, (y) for the Multicurrency Borrowers, the Multicurrency Borrowers jointly and severally agree, in each case, to reimburse the Administrative Agent for any amounts paid to any Collection Account Bank arising out of any required indemnification by the Administrative Agent of such Collection Account Bank against damages incurred by the Collection Account Bank in the operation of a Collection Account.

                                   ARTICLE IV
                                INTEREST AND FEES

                  4.01. INTEREST ON THE LOANS AND OTHER OBLIGATIONS.

                  (a) RATE OF INTEREST. All Loans and the outstanding principal balance of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full, except as otherwise provided in SECTION 4.01(d), as follows:

                  (i) If a Floating Rate Loan or such other Obligation, at a rate per annum equal to the sum of the Floating Rate in effect from time to time as interest accrues, PLUS the Applicable Floating Rate Margin in effect from time to time;

                  (ii) If an Overdraft Loan, at a rate per annum equal to the sum of the Overdraft Rate in effect from time to time as interest accrues, PLUS the Applicable Overdraft Rate Margin in effect from time to time; and

                  (iii) If a Fixed Rate Loan, at a rate per annum equal to the sum of the Fixed Rate determined for the applicable Interest Period and the applicable currency, PLUS the Applicable Fixed Rate Margin in effect from time to time during such Interest Period.

The applicable basis for determining the rate of interest on any Loan shall be initially determined in accordance with SECTION 2.01(d). The applicable basis for determining the rate of interest on such Loan shall be selected thereafter by the relevant Borrower at the time a Notice of Conversion/Continuation is delivered by such Borrower to the Administrative Agent. Notwithstanding the foregoing, such Borrower may not select the Fixed Rate as the applicable basis for determining the rate of interest on such a Loan if (x) such Loan is to be made on the Closing Date or (y) at the time of such selection an Event of Default or Default would occur or has occurred and is continuing. If on any day any Loan is outstanding with respect to which notice has not been timely delivered to the Administrative Agent in accordance with the terms hereof specifying the basis for determining the rate of interest on that day, then for that day interest on that Loan shall be determined by reference to the applicable Floating Rate.

                  (b) INTEREST PAYMENTS.

                  (i) Interest accrued on each Floating Rate Loan shall be payable in arrears in the currency in which such Loan is denominated
         (A) on the first Business Day of each calendar month for the preceding calendar month, commencing on the first such day following the making of such Floating Rate Loan and (B) if not theretofore paid in full, at maturity (whether by acceleration or otherwise) of such Floating Rate Loan.

                  (ii) Interest accrued on each Fixed Rate Loan shall be payable in arrears in the currency in which such Loan is denominated on the last day of each Fixed Rate Interest Payment Date with respect to such Loan and (B) if not theretofore paid in full, at maturity (whether by acceleration or otherwise) of such Fixed Rate Loan.

                  (iii) Interest accrued on the principal balance of all other Obligations shall be payable in arrears in the currency in which such Obligation is denominated (A) on the first Business Day of each month, commencing on the first such day following the incurrence of such Obligation and (B) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise).

                  (c) CONVERSION OR CONTINUATION.

                  (i) Each Domestic Borrower shall have the option (A) to convert at any time all or any part of its outstanding Floating Rate Loans (other than Swing Loans) to Fixed Rate Loans or (B) to convert all or any part of its outstanding Fixed Rate Loans having Interest Periods which expire on the same date to Floating Rate Loans on such expiration date; and each Borrower shall have the option to continue all or any part of its outstanding Fixed Rate Loans having Interest Periods which expire on the same date as Fixed Rate Loans denominated in the same currency, and the succeeding Interest Period of such continued Loans shall commence on such expiration date; provided, however, in each case, no such outstanding Loan may be continued as, or be converted into, a Fixed Rate Loan (i) if the continuation of, or the conversion into, such Fixed Rate Loan would violate any of the provisions of SECTION 4.02 or (ii) if an Event of Default or Default would occur or has occurred and is continuing. Any conversion into or continuation of Fixed Rate Loans under this SECTION 4.01(c) shall be in a minimum amount of the Dollar Equivalent of $7,500,000 for Domestic Loans and $5,000,000 for Multicurrency Loans and in integral Dollar Equivalent multiples of $1,000,000 in excess of that amount. Such minimum levels may be achieved under the Domestic Facility by combining the Loans of more than one Borrower being continued as or converted into Fixed Rate Loans with the same Interest Period so long as the minimum amount of any single Borrowing is the Dollar Equivalent of $1,000,000; and such minimum levels may be achieved under the Multicurrency Facility by combining the Loans of the same currency of more than one Borrower being continued as or converted into Fixed Rate Loans with the same Interest Period so long as the minimum amount of any single Borrowing is the Dollar Equivalent of $1,000,000.

                  (ii) To convert or continue a Loan under SECTION 4.01(c)(i), the applicable Borrower shall deliver a Notice of Conversion/Continuation to the Administrative Agent no later than 12:00 p.m. (New York time) at least three Business Days in advance of the proposed conversion/continuation date with respect to Domestic Loans and 3:00 p.m. (London time) at least four Business Days in advance of the proposed conversion/continuation date with respect to Multicurrency Loans. Promptly after receipt of a Notice of Conversion/Continuation under this SECTION 4.01(c)(ii), the Administrative Agent shall notify each Lender under the applicable Credit Facility by telex or telecopy, or other similar form of transmission, of the proposed conversion/continuation. Any Notice of Conversion/Continuation for conversion to, or continuation of, a Loan shall be irrevocable, and the applicable Borrower shall be bound to convert or continue in accordance therewith.

                  (d) DEFAULT INTEREST. Notwithstanding the rates of interest specified in SECTION 4.01(a) or elsewhere herein, and to the extent permitted by applicable law, effective immediately upon the occurrence of any Event of Default and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and of all other Obligations shall bear interest at a rate which is two percent (2.0%) per annum in excess of the rate of interest applicable to such Loans and Obligations from time to time.

                  (e) COMPUTATION OF INTEREST. Interest on all Obligations shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and (i) with respect to Obligations for Sterling Loans and Overdraft Loans denominated in Sterling, a year of 365 days, and (ii) with respect to all other Obligations, a year of 360 days. In computing interest on any Loan, the date of the making of the Loan shall be included and the date of payment shall be excluded.

                  (f) CHANGES; LEGAL RESTRICTIONS. If after the date hereof any Lender or the Issuing Bank determines that the adoption or implementation of or any change in or in the interpretation or administration of any law or regulation or any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over any Lender, the Issuing Bank or over banks or financial institutions generally (whether or not having the force of law), compliance with which, in each case after the date hereof:

                  (i) subject to the provisions of SECTION 3.04 (which will be conclusive as to matters covered thereby), does or will subject a Lender or an Issuing Bank (or its Applicable Lending Office or Fixed Rate Affiliate) to charges (other than Taxes) of any kind which such Lender or Issuing Bank reasonably determines to be applicable to the Commitments of the Lenders and/or the Issuing Bank to make Fixed Rate Loans or Issue and/or participate in Letters of Credit or change the basis of taxation of payments to that Lender or Issuing Bank of principal, fees, interest, or any other amount payable hereunder with respect to Fixed Rate Loans or Letters of Credit; or

                  (ii) does or will impose, modify, or hold applicable, in the determination of a Lender or an Issuing Bank, any reserve (other than reserves taken into account in calculating the Fixed Rate), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities (including those pertaining to Letters of Credit) in or for the account of, advances or loans by, commitments made, or other credit extended by, or any other acquisition of funds by, a Lender or an Issuing Bank or any Applicable Lending Office or Fixed Rate Affiliate of that Lender or Issuing Bank;

and the result of any of the foregoing is to increase the cost to that Lender or Issuing Bank of making, renewing or maintaining any Loans or its Commitments or issuing or participating in the Letters of Credit or to reduce any amount receivable thereunder; then, in any such case, upon written demand by such Lender or Issuing Bank (with a copy of such demand to the

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Administrative Agent), (x) the Domestic Borrowers jointly and severally agree promptly to pay to the Administrative Agent for the account of such Domestic Lender or Issuing Bank, from time to time as specified by such Domestic Lender or Issuing Bank, such amount or amounts as may be necessary to compensate such Domestic Lender or Issuing Bank or its Fixed Rate Affiliate for any such additional cost incurred or reduced amount received in connection with the Domestic Facility and (y) the Multicurrency Borrowers jointly and severally agree promptly to pay to the Administrative Agent for the account of such Multicurrency Lender or Issuing Bank, from time to time as specified by such Multicurrency Lender or Issuing Bank, such amount or amounts as may be necessary to compensate such Multicurrency Lender or Issuing Bank or its Fixed Rate Affiliate for any such additional cost incurred or reduced amount received in connection with the Multicurrency Facility; provided that the Borrowers shall not be required to compensate any Lender or Issuing Bank pursuant to this
SECTION 4.01(f) for any increased costs or reductions incurred more than 180 days prior to the date such Issuing Bank or Lender notifies the applicable Borrower of the event giving rise to such increased cost or reduction and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further, however, that such 180-day limitation shall not apply to any cost or reduction that is applicable retroactively to periods prior to the effective date of the applicable event so long as the applicable Lender notifies the Borrowers of such event within 180 days of a responsible officer of the Administrative Agent receiving actual knowledge thereof. Such demand shall be accompanied by a statement as to the amount of such compensation. Such statement shall be conclusive and binding for all purposes, absent manifest error.

                  (g) CONFIRMATION OF FIXED RATE. Upon the reasonable request of any Borrower from time to time, the Administrative Agent shall promptly provide to such Borrower such information with respect to the applicable Fixed Rate as may be so requested.

                  4.02. SPECIAL PROVISIONS GOVERNING FIXED RATE LOANS. With respect to Fixed Rate Loans:

                  (a) DETERMINATION OF INTEREST PERIOD. By giving notice as set forth in SECTION 2.01(d) (with respect to a new Borrowing of Domestic Loans or Multicurrency Loans) or SECTION 4.01(c) (with respect to a conversion into or continuation of a Fixed Rate Loan), the applicable Borrower shall have the option, subject to the other provisions of this SECTION 4.02, to select an interest period (each, an "INTEREST PERIOD") to apply to the Loans described in such notice, subject to the following provisions:

                  (i) (A) Such Domestic Borrower may only select, as to a particular Borrowing of Fixed Rate Loans, an Interest Period of either one (1), two (2), three (3) or six (6) months in duration and (B) such Multicurrency Borrower may only select, as to a particular Borrowing of Fixed Rate Loans, an Interest Period of either seven (7) days, fourteen
         (14) days, one (1) month, two (2) months, three (3) months or six (6) months in duration;

                  (ii) In the case of immediately successive Interest Periods applicable to a Borrowing of Fixed Rate Loans, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall be extended to expire on the next succeeding Business Day if the next succeeding Business Day occurs in the same calendar month, and if there shall be no succeeding Business Day in such calendar month, such Interest Period shall expire on the immediately preceding Business Day;

                  (iv) Such Borrower may not select an Interest Period as to any Loan if such Interest Period terminates later than the Termination Date;

                  (v) There shall be no more than ten (10) Interest Periods in effect at any one time; and

                  (vi) No Fixed Rate Loan may be borrowed on the Closing Date, and no Notice of Conversion/Continuation may be delivered prior to the Closing Date.

                  (b) DETERMINATION OF INTEREST RATE. As soon as practicable on the applicable Fixed Rate Determination Date, the Administrative Agent shall determine (pursuant to the procedures set forth in the definition of "FIXED RATE") the interest rate which shall apply to Fixed Rate Loans for which an interest rate is then being determined for the applicable Interest Period and currency and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the applicable Borrowers and to each Lender. The Administrative Agent's determination shall be presumed to be correct, absent manifest error, and shall be binding upon such Borrowers.

                  (c) INTEREST RATE UNASCERTAINABLE, INADEQUATE OR UNFAIR. In the event that (x) in the case of Domestic Loans, at least one (1) Business Day before and (y) in the case of Multicurrency Loans, on the Fixed Rate Determination Date with respect to any Fixed Rate Loan in the relevant currency:

                  (i) the Administrative Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the applicable Fixed Rate for the applicable Optional Currency then being determined is to be fixed;

                  (ii) the Administrative Agent determines that deposits in such currency and in the principal amounts of the Fixed Rate Loans comprising such Borrowing are not generally available in the London interbank market for a period equal to such Interest Period; or

                  (iii) the Requisite Lenders in the applicable Credit Facility advise the Administrative Agent that the applicable Fixed Rate for the applicable Optional Currency, as determined by the Administrative Agent, after taking into account the adjustments for reserves and increased costs provided for in SECTION 4.01(f), will not adequately and fairly reflect the cost to such Lenders of funding the relevant Fixed Rate Loans in the currency in which such Loans are denominated;

then the Administrative Agent shall forthwith give notice thereof to the Borrowers under the applicable Credit Facility, whereupon (until the Administrative Agent notifies such Borrowers that the circumstances giving rise to such suspension no longer exist) the right of such Borrowers to elect to have Loans bear interest based upon the Fixed Rate in such currency shall be suspended and each outstanding Fixed Rate Loan which is denominated in the affected currency shall be converted into a Floating Rate Loan denominated in such currency on the last day of the then current Interest Period therefor, and any Notice of Borrowing with respect to Loans denominated in such currency for which Revolving Loans have not then been made shall be deemed to be a request for Floating Rate Loans in such currency, notwithstanding any prior election by any such Borrower to the contrary.

                  (d) ILLEGALITY.

                  (i) If at any time any Lender determines (which determination shall, absent manifest error, be final and conclusive and binding upon all parties) that the making or continuation of any Fixed Rate Loan in any currency has become unlawful or impermissible by compliance by that Lender with any law, governmental rule, regulation or order of any Governmental Authority (whether or not having the force of law and whether or not failure to comply therewith would be unlawful or would result in costs or penalties), then, and in any such event, such Lender may give notice of that determination, in writing, to the Borrowers under the applicable Credit Facility and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender.

                  (ii) When notice is given by a Lender under SECTION 4.02(d)(i), (a) such Borrowers' right to request from such Lender and such Lender's obligation, if any, to make Fixed Rate Loans in such currency shall be immediately suspended, and such Lender shall make a Floating Rate Loan as part of any requested Borrowing of Fixed Rate Loans in such currency and (B) if the affected Fixed Rate Loan or Loans are then outstanding, the applicable Borrower shall, on the last day of the applicable Interests Period(s), or if such postponement is not permitted by applicable law, then by no later than the date it is required to do so in accordance with applicable law, upon at least one
         (1) Business Day's prior written notice to the Administrative Agent and the affected Lender, convert each such Loan into a Floating Rate Loan.

                  (iii) If at any time after a Lender gives notice under SECTION 4.02(d)(i) in respect of a Fixed Rate Loan in any currency such Lender determines that it may lawfully make Fixed Rate Loans in such currency, such Lender shall promptly give notice of that determination, in writing, to the Borrowers under the applicable Credit Facility and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. Such Borrowers' right to request, and such Lender's obligation, if any, to make Fixed Rate Loans shall thereupon be restored.

                  (e) COMPENSATION. In addition to all amounts required to be paid by the Borrower pursuant to SECTION 4.01, each Domestic Borrower agrees to compensate each Domestic Lender and each Multicurrency Borrower agrees to compensate each Multicurrency Lender, upon demand, for all losses, expenses and similar liabilities (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's Fixed Rate Loans made to such Borrower but excluding any loss of the Applicable Fixed Rate Margin on the relevant Loans) which that Lender may sustain (i) if for any reason a Borrowing of, conversion into or continuation of such Fixed Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion/Continuation given by such Borrower or a successive Interest Period does not commence after notice therefor is given pursuant to SECTION 4.01(c), including, without limitation, pursuant to SECTION 4.02(c), (ii) if for any reason any Fixed Rate Loan made to such Borrower is prepaid (including, without limitation, mandatorily pursuant to SECTION 3.01) on a date which is not the last day of the applicable Interest Period (it being understood and agreed that, notwithstanding anything contained in this Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing, such Borrower may, in lieu of making a mandatory prepayment of a Fixed Rate Loan which would otherwise be required to be made under this Agreement on a date which is not the last day of the applicable Interest Period, deposit an amount equal to the amount which would otherwise be required to be so prepaid (plus interest accrued thereon for the appropriate number of days at the rate applicable to such Loan) into the Domestic Cash Collateral Account (or, in the case of Fixed Rate Loans denominated in an Optional Currency, an appropriate Cash Collateral Account) as Cash Collateral for application by the Administrative Agent to such Loan on the last day of such Interest Period),
(iii) as a consequence of a required conversion of such Fixed Rate Loan to a Floating Rate Loan as a result of any of the events indicated in SECTION 4.02(c) or (d) or (iv) as a consequence of any failure by such Borrower to repay Fixed Rate Loans when required by the terms hereof. The Lender making demand for such compensation shall deliver to the applicable Borrower concurrently with such demand a written statement as to such losses, expenses and similar liabilities, and such statement shall be conclusive as to the amount of compensation due to that Lender, absent manifest error.

                  4.03. FEES.

                  (a) LETTER OF CREDIT FEE. In addition to any charges paid pursuant to SECTION 2.02(g), each Borrower agrees to pay to the Administrative Agent for the account of the Lenders under the applicable Credit Facility as provided in the following sentence with respect to any Letter of Credit Issued by the Issuing Bank for the account of such Borrower, a fee per annum (the "LETTER OF CREDIT FEE") equal to the Applicable Letter of Credit Fee Rate in effect as of the date of each such payment on the undrawn face amount of such Letter of Credit, payable in arrears on the first Business Day of each calendar month for the preceding calendar month and on the date on which such Letter of Credit expires in accordance with its terms; provided, however, effective immediately upon the occurrence of any Event of Default and for so long thereafter as such Event of Default shall be continuing, the rate at which the Letter of Credit Fees shall accrue and be payable shall be equal to two percent (2.0%) per annum in excess of the Applicable Letter of Credit Fee Rate in effect from time to time. The Administrative Agent shall pay each Letter of Credit Fee to the Lenders in accordance with their respective Pro Rata Shares of the Credit Facility under which such Letter of Credit has been issued.

                  (b) UNUSED COMMITMENT FEE. The Domestic Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Domestic Lenders, and the Multicurrency Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Multicurrency Lenders, in accordance with each Lender's respective Pro Rata Shares of the applicable Credit Facility, a fee (the "UNUSED COMMITMENT FEE"), in each case accruing from the Closing Date at a per annum rate equal to the Applicable Unused Commitment

Fee Rate in effect as of the payment date set forth below, on the average amount by which (i) the Commitment under the applicable Credit Facility exceeds (ii) an amount equal to the Credit Facility Outstandings under such Credit Facility less the Letter of Credit Obligations set forth in CLAUSE (c) of the definition thereof to the extent included in the determination of Credit Facility Outstandings, for the period commencing on the Closing Date and ending on the Termination Date, the accrued portion of such fee being payable (A) monthly, in arrears, on the first Business Day of the immediately succeeding calendar month, commencing on the first such day after the Closing Date and (B) on the Termination Date. Notwithstanding the foregoing, no Defaulting Lender shall be entitled to any Unused Commitment Fees with respect to its Commitment under the applicable Credit Facility until such Lender ceases to be a Defaulting Lender in accordance with SECTION 3.02(b)(iv)(B), and no Borrower shall be required to pay any Unused Commitment Fees with respect to such Credit Facility to such Lender for such period.

                  (c) OTHER FEES. The Borrowers agree to pay to the Administrative Agent solely for its own account such other fees as are set forth in the Letter Agreement.

                  (d) CALCULATION AND PAYMENT OF FEES. All of the above fees that are based on a per annum rate shall be calculated on the basis of the actual number of days elapsed in a 360-day year. All such fees shall be payable in addition to, and not in lieu of, interest, expense reimbursements, indemnification and other Obligations. Fees shall be payable by the Domestic Borrowers to the Domestic Concentration Account and by the Multicurrency Borrowers to the Multicurrency Payment Account in accordance with SECTION 3.02. All fees payable hereunder shall be fully earned and, subject only to SECTION 14.01(c), nonrefundable when paid. All fees specified or referred to herein due to the Administrative Agent, the Issuing Bank or any Lender, including, without limitation, those referred to in this SECTION 4.03, shall bear interest, if not paid when due, at the interest rate for Loans in accordance with SECTION 4.01(d), shall constitute Obligations and shall be secured by the Collateral.

                                   ARTICLE V
                          CONDITIONS TO EFFECTIVENESS;
                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  5.01. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall become effective on the date (the "CLOSING DATE") when all of the following conditions precedent shall have been satisfied or waived in writing by the Administrative Agent:

                  (a) DOCUMENTS. The Administrative Agent (on behalf of itself and the Lenders) shall have received on or before the Closing Date all of the following:

                  (i) this Agreement, the Notes and all other agreements, documents and instruments (other than items designated as "post-closing" items) relating to the loan and other credit transactions contemplated by this Agreement and described in the List of Closing Documents attached hereto and made a part hereof as EXHIBIT S (the "CLOSING LIST"), each duly executed where appropriate and in form and substance satisfactory to the Administrative Agent and in sufficient copies for each of the Lenders; without limiting the foregoing, the Borrowers hereby direct their counsel, (A) Jones, Day, Reavis & Pogue and (B) each of its other counsel listed in the Closing List to prepare and deliver to the Administrative Agent, the Lenders, the Issuing Bank and Sidley Austin Brown & Wood LLP, the opinions referred to in the Closing List with respect to such counsel;

                  (ii) the Pro Forma accompanied by the Initial Projections;

                  (iii) a solvency certificate for each Borrower, Foreign Credit Party and for the Borrowers and their Subsidiaries on a combined basis, duly executed by a Financial Officer of each Borrower, dated the Closing Date and giving effect to the financing transactions contemplated under this Agreement and the Senior Notes;

                  (iv) a Notice of Borrowing executed by each Borrower which desires to borrow Loans on the Closing Date, dated the Closing Date, with respect to such Loans;

                  (v) a certificate of a Financial Officer of each Borrower executed and delivered on behalf of such Borrower certifying that (A) no Material Adverse Effect has occurred since December 31, 2001, (B) all conditions precedent set forth in this SECTION 5.01 and SECTION
         5.02 have been satisfied and (C) after giving effect to the financing transactions contemplated under this Agreement and the Senior Notes, all representations and warranties in this Agreement and the other Loan Documents are true and correct in all respects, no Default or Event of Default has occurred and is continuing and no event that is reasonably likely to have a Material Adverse Effect has occurred and is continuing;

                  (vi) a Borrowing Base Certificate for the Domestic Borrowers and a Borrowing Base Certificate for the Multicurrency Borrowers, dated as of the Closing Date and giving effect to the financing transactions contemplated under this Agreement and the Senior Notes, adequately supporting the Loans requested to be made and the Letters of Credit requested to be Issued and showing aggregate Availability under the Credit Facilities in excess of $50,000,000 after giving effect to such Loans or Letters of Credit;

                  (vii) a fully executed copy of the most recent management letter, if any, issued by the Auditor; and

                  (viii) such additional documentation as the Administrative Agent and the Lenders may reasonably request.

                  (b) COLLATERAL INFORMATION; PERFECTION OF LIENS. The Administrative Agent shall have received complete and accurate information from each Borrower with respect to the name and the location of the principal place of business and chief executive office for each Borrower and each Borrower Subsidiary; all Uniform Commercial Code and other filing and recording fees and taxes shall have been paid or duly provided for; and the Administrative Agent shall have received evidence to its satisfaction that all Liens granted to the Administrative Agent with respect to all Collateral are valid, effective, perfected and of first priority, except as otherwise permitted under this Agreement. All certificates representing Capital Stock included in the Collateral shall have been delivered to the Administrative Agent (with duly executed stock powers, as appropriate) and all instruments included in the Collateral shall have been delivered to the Administrative Agent (duly endorsed to the Administrative Agent).

                  (c) ISSUANCE OF SENIOR NOTES. The Lenders shall be satisfied in all material respects (i) with terms of, and underlying documentation relating to, the Senior Notes, (ii) that all conditions precedent to the issuance and effectiveness of the Senior Notes have been satisfied (or waived with the prior written consent of the Administrative Agent), and (iii) that net cash proceeds from the issuance of Senior Notes in excess of $225,000,000 shall have been received by NMHG Holding.

                  (d) CORPORATE AND CAPITAL STRUCTURE: DUE DILIGENCE; AMOUNT OF INDEBTEDNESS. The corporate, capital and legal structure of NMHG Holding and its Subsidiaries and all legal due diligence with respect thereto, shall be acceptable to the Administrative Agent. The Indebtedness of the Borrowers and their Subsidiaries shall be in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have determined, in it sole discretion, (a) that aggregate Availability under the Credit Facilities will be greater than $50,000,000 after giving effect to the initial Loans and Letters of Credit hereunder, and (b) that the Financial Covenant Debt of NMHG Holding and its Subsidiaries as of the Closing Date does not exceed $380,000,000.

                  (e) NO LEGAL IMPEDIMENTS. No law, regulation, order, judgment or decree of any Governmental Authority shall exist, which, in the sole discretion of the Administrative Agent, imposes adverse conditions on the Borrowers, the Borrower Subsidiaries or the consummation of the transactions contemplated hereunder; and the Administrative Agent shall not have received any notice that any action, suit, investigation, litigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority which is likely to (i) enjoin, prohibit or restrain the making of Loans and/or the Issuance of Letters of Credit on the Closing Date, or (ii) have a Material Adverse Effect.

                  (f) NO CHANGE IN CONDITION. Nothing contained in any disclosure made by NMHG Holding or any of its Subsidiaries after the date of the Commitment Letter or in any information disclosed to any Lender by NMHG Holding or any of its Subsidiaries after such date shall constitute, and the Administrative Agent shall not become aware of any fact or condition not disclosed to it prior to the date of the Commitment Letter which constitutes, in each case in the Administrative Agent's reasonable opinion, a material adverse change in the condition (financial or otherwise), business, performance, operations, prospects or properties of any Borrower or the Borrowers and the Borrower Subsidiaries taken as a whole from that disclosed in the information provided to the Administrative Agent on or before the date of the Commitment Letter.

                  (g) NO DEFAULT. No Event of Default or Default shall have occurred and be continuing or would result from the making of the Loans requested to be made or the Issuance of the Letters of Credit requested to be Issued on the Closing Date.

                  (h) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in this Agreement and in any of the other Loan Documents shall be true and correct on and as of the Closing Date, both before and immediately after giving effect to the making of the Loans and the Issuance of any Letters of Credit, if any, on such date.

                  (i) FEES AND EXPENSES PAID. There shall have been paid to the Administrative Agent, for the account of the Lenders and the Administrative Agent or other Persons entitled thereto, for their respective individual accounts, all fees (including, without limitation, the reasonable legal fees of counsel to the Administrative Agent and local counsel to the Administrative Agent) due and payable on or before the Closing Date (including, without limitation, all such fees described in the Letter Agreement), and all expenses (including, without limitation, legal expenses) due and payable on or before the Closing Date.

                  (j) CONSENTS, ETC. Each Borrower and each Borrower Subsidiary shall have received all consents and authorizations required pursuant to any Contractual Obligation with any other Person and shall have obtained all Permits of, and effected all notices to and filings with, any Governmental Authority as may be necessary to allow each Borrower and each Borrower Subsidiary lawfully
(A) to execute, deliver and perform, in all respects, their respective obligations hereunder, under the other Loan Documents to which each of them is, or shall be, a party and each other agreement or instrument to be executed and delivered by each of them pursuant thereto or in connection therewith and (B) to create and perfect the Liens on the Collateral to be owned by each of them in the manner and for the purpose contemplated by the Loan Documents. No such consent or authorization shall impose any conditions upon any Borrower or any Borrower Subsidiary that are not acceptable to the Administrative Agent.

                  (k) CASH MANAGEMENT SYSTEMS. The Administrative Agent shall have received satisfactory evidence that on and after the Closing Date it will have control of the Bank Accounts and deposit accounts (other than any Disbursement Accounts), and securities accounts of the Credit Parties.

                  (l) DISSOLUTION OF CERTAIN SUBSIDIARIES. The Administrative Agent shall have received satisfactory evidence that on or prior to the Closing Date Hyster International Sales Corporation, a Delaware corporation, and Lift Truck Funding Company, LLC, an Oregon limited liability company, have been dissolved. The Administrative Agent shall have received satisfactory evidence that on or prior to the Closing Date the documents required to dissolve Hyster Canada Limited, a Canadian entity, have been sent by Federal Express for delivery to the appropriate Governmental Authorities.

                  (m) RECEIVABLES SALES. The Administrative Agent shall have received satisfactory documentation:

                  (i) demonstrating to its satisfaction that the Netherlands Borrower has transferred (by way of sale and assignment) all of its rights, title and interest in, under and to each Receivable originated by it (and which is still outstanding at the Closing Date) to the UK Borrower and that, subject to SECTION 8.10(b), all steps required to be taken (in any jurisdiction) to ensure that the UK Borrower can exercise all of its rights under the Receivables (including the right to require payment) directly against the relevant account debtors have been taken;

                  (ii) pursuant to which all of the rights, title and interest of the Netherlands Borrower to each Receivable originated by it after the Closing Date will be transferred, by way of sale, to the UK Borrower on a daily basis and which require the parties thereto to take all steps necessary to ensure that the UK Borrower can exercise all of its rights under the Receivables so transferred directly against the relevant account debtors;

                  (iii) to the extent required, enabling the UK Borrower and the Administrative Agent to effect transfers of the bare legal title of any Receivables to the UK Borrower at agreed times in the future; and

                  (iv) demonstrating to its satisfaction that all rights, title and interest of Bank of Scotland in any Receivable originated by the UK Borrower, the Netherlands Borrower or NACCO Materials Handling S.R.L. (and, in the case of those originated other than by the UK Borrower, subsequently sold to the UK Borrower and then by the UK Borrower to Bank of Scotland) shall have been transferred to the UK Borrower by Bank of Scotland, free and clear of all security interests created by it, that Bank of Scotland shall have released any Liens which it holds with respect to the UK Borrower, other than any Liens it has over accounts of the UK Borrower maintained with it, and any other Foreign Subsidiary, that all relevant notices of such re-transfers and releases shall have been given to all relevant persons including account debtors and that all arrangements giving Bank of Scotland any trust over or interest in or control over any Collection Accounts and other bank accounts (other than Disbursement Accounts) of the UK Borrower or any Foreign Subsidiary shall have been unconditionally and absolutely terminated.

                  (n) HITFL CONTRACT. One of the following shall have occurred:
(i) the Administrative Agent shall have received a fully executed and effective amendment or waiver to the HITFL Contract in form and substance satisfactory to the Administrative Agent; (ii) a Notice of Letter of Credit Issuance shall have been delivered to the Administrative Agent, the beneficiary of the Letter of Credit to be issued thereunder shall be HSBC International Trade Finance Limited ("HITFL"), the terms of the Letter of Credit to be Issued thereunder shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received a fully executed amendment or waiver to the HITFL Contract in form and substance satisfactory to the Administrative Agent which shall become effective upon the Issuance of such Letter of Credit; or (iii) a Notice of Borrowing has been delivered with wire transfer instructions to HITFL in an amount sufficient to pay in full all obligations under the HITFL Contract.

                  5.02. CONDITIONS PRECEDENT TO REVOLVING LOANS, SWING LOANS, OVERDRAFT LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make any Revolving Loan, of the Overdraft Line Bank to make any Overdraft Loan and of the Swing Loan Bank to make any Swing Loan, requested to be made by it on any date, and the agreement of each Issuing Bank to Issue any Letter of Credit on any date is subject to the following conditions precedent as of each such date:

                  (a) REPRESENTATIONS AND WARRANTIES. As of such date, both before and after giving effect to the Loans to be made or the Letter of Credit to be Issued on such date, all of the representations and warranties of the Borrowers and the Borrower Subsidiaries in this Agreement and in any other Loan Document (other than representations and warranties which expressly speak as of a different date, which representations shall be only made on such date) shall be true and correct in all material respects.

                  (b) NO DEFAULT. No Event of Default or Default shall have occurred and be continuing or would result from the making of the requested Loan or the Issuance of the requested Letter of Credit.

                  (c) NO LEGAL IMPEDIMENTS. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Administrative Agent shall not have received from the Requisite Lenders, the Swing Loan Bank, the Overdraft Line Bank or Issuing Bank, as the case may be, notice that, in the judgment of such Person, any action, suit, investigation, litigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority which is likely to enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, (i) such Lender's making of the requested Loan or participation in the requested Letter of Credit, (ii) the Swing Loan Bank's making of the requested Swing Loan,
(iii) the Overdraft Line Bank's making of the requested Overdraft Loan or (iv) such Issuing Bank's issuance of the requested Letter of Credit.

Each submission by a Borrower to the Administrative Agent of a Notice of Borrowing with respect to a Revolving Loan or Swing Loan, each acceptance by a Borrower of the proceeds of each such Revolving Loan and Swing Loan and any Overdraft Loan, each submission by a Borrower to an Issuing Bank of a Notice of a Letter of Credit Issuance and the Issuance of such Letter of Credit, shall constitute a representation and warranty by such Borrower as of the Funding Date in respect of such Revolving Loan, as of the Swing Loan Funding Date in respect of such Swing Loan, as of the funding date in respect of any Overdraft Loan and as of the date of issuance of such Letter of Credit, that all the conditions contained in subsections (a), (b) and (c) of this SECTION 5.02 have been satisfied or waived in accordance with SECTION 14.07.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

                  6.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWERs. In order to induce the Lenders and the Issuing Bank to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrowers and to Issue the Letters of Credit described herein, each of the Borrowers (other than the Multicurrency Borrowers, which so represent and warrant in favor of the Multicurrency Lenders, only with respect to themselves and their unconsolidated liabilities, assets, business and operations) hereby represents and warrants to each Lender, each Issuing Bank and the Administrative Agent as of the Closing Date and thereafter on each date as required by SECTION 5.02(a) that the following statements are true, correct and complete:

                  (a) ORGANIZATION; CORPORATE POWERS.

                  (i) Each of the Borrowers and Borrower Subsidiaries (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (B) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing is reasonably likely to have a Material Adverse Effect, and (C) has all requisite corporate power and authority to own, operate and encumber its Property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement. NMHG has filed and maintained effective (unless exempt from the requirements for filing) a current Business Activity Report with the appropriate Governmental Authority in the states of New Jersey and Minnesota and NMHG Distribution has no account debtors located in the states of New Jersey or Minnesota.

                  (ii) True, correct and complete copies of the Constituent Documents identified on SCHEDULE 6.01-a attached hereto have been delivered to the Administrative Agent, each of which is in full force and effect, has not been modified or amended except to the extent indicated therein and, to the best of each Borrower's knowledge, there are no defaults under such Constituent Documents and no events which, with the passage of time or giving of notice or both, would constitute a default under such Constituent Documents.

                  (b) AUTHORITY; ENFORCEABILITY.

                  (i) Each Borrower and Borrower Subsidiary has the requisite corporate power and authority to execute, deliver and perform each of the Loan Documents to which it is a party.

                  (ii) The execution, delivery and performance of each of the Loan Documents which have been executed and to which any Borrower or Borrower Subsidiary is a party and the consummation of the transactions contemplated thereby, have been duly approved by the boards of directors and (to the extent required by law) the shareholders of such Borrower or Borrower Subsidiary, respectively, and such approvals have not been rescinded, revoked or modified in any respect. No other corporate action or proceedings on the part of any Borrower or any Borrower Subsidiary are necessary to consummate such transactions.

                  (iii) Each of the Loan Documents to which any Borrower or any Borrower Subsidiary is a party has been duly executed and delivered on behalf of such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms and is in full force and effect and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained therein as delivered to the Administrative Agent pursuant to SECTION 5.01(a) without the prior written consent of the Requisite Lenders.

                  (iv) Each of the Loan Documents to which any Borrower or any Borrower Subsidiary is a party, where applicable, creates valid and perfected first priority Liens (subject only to Customary Permitted Liens specified in CLAUSES (a) AND (b) of the definition thereof) in the Collateral covered thereby securing the payment of all of the Obligations purported to be secured thereby.

                  (v) Each Borrower and Borrower Subsidiary has performed and complied with all the terms, provisions, agreements and conditions set forth in each Loan Document to which it is a party and required to be performed or complied with by such parties on or before the Closing Date, all filings and recordings and other actions which are necessary or desirable to perfect and protect the Liens granted pursuant to the Loan Documents and preserve their required priority have been duly taken, and no Default, Event of Default or breach of any covenant by any such party exists thereunder.

                  (c) SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK. SCHEDULE 6.01-C
(i) contains a diagram indicating the corporate structure of each Borrower, Borrower Subsidiary and any other Affiliate thereof in which such Person holds a direct or indirect partnership, joint venture or other equity interest as of the Closing Date; and (ii) accurately sets forth as of the Closing Date (A) the correct legal name, the jurisdiction of incorporation, the organizational identification number issued by the state of organization of and the federal employer identification number of (in each case, if applicable) each Borrower and Borrower Subsidiary, and the jurisdictions in which each Borrower and Borrower Subsidiary is qualified to transact business as a foreign corporation,
(B) the authorized, issued and outstanding shares of each class of Capital Stock of such Person and the owners of such shares, and (C) a summary of the direct and indirect partnership, joint venture, or other equity interests, if any, of each such Person in any Person that is not a corporation. None of the issued and outstanding Capital Stock of any Borrower and Borrower Subsidiary is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. The outstanding Capital Stock of each Borrower and Borrower Subsidiary is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.

                  (d) NO CONFLICT. The execution, delivery and performance of each of the Loan Documents to which any Borrower or Borrower Subsidiary is a party do not and will not (i) conflict with the Constituent Documents of any Borrower or Borrower Subsidiary, (ii) constitute a tortious interference with any Contractual Obligation of any Person, (iii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or other Contractual Obligation of any Borrower or Borrower Subsidiary, or require the termination of any other Contractual Obligation, (iv) result in or require the creation or imposition of any Lien whatsoever upon any of the Property or assets of any Borrower or Borrower Subsidiary, other than Liens contemplated by the Loan Documents, or (v) require any approval of any Borrower or Borrower Subsidiary shareholders that has not been obtained.

                  (e) GOVERNMENTAL CONSENTS, ETC. The execution, delivery and performance of each of the Loan Documents to which each Borrower and Borrower Subsidiary is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except (i) filings, consents or notices which have been made, obtained or given, or, in a timely manner, will be made, obtained, or given; and
(ii) filings necessary to create or perfect security interests in the Collateral. None of the Borrowers and Borrower Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated in the Loan Documents.

                  (f) ACCOMMODATION OBLIGATIONS; CONTINGENCIES. Except as set forth on SCHEDULE 1.01.4 as of the Closing Date, no Borrower or any Borrower Subsidiary has any Accommodation Obligation, contingent liability or liability for any Taxes, long-term lease or commitment, not reflected in its Financial Statements delivered to the Administrative Agent on or prior to the Closing Date or otherwise disclosed to the Administrative Agent and the Lenders in the other Schedules hereto.

                  (g) RESTRICTED PAYMENTS. Since the date of the Commitment Letter, no Borrower or any Borrower Subsidiary has directly or indirectly declared, ordered, paid or made or set apart any sum or Property for any Restricted Payment or agreed to do so, except as permitted pursuant to SECTION
9.06 hereof.

                  (h) FINANCIAL POSITION. The Initial Projections and each of the business plans and all other financial projections and related materials and documents delivered to the Lenders pursuant hereto (including, but not limited to, each Borrowing Base Certificate delivered hereunder) were prepared in good faith and are based upon facts and assumptions that management of the Borrowers believe to be reasonable in light of the then current and foreseeable business conditions and prospects of NMHG Holding and its Subsidiaries and represent management's opinion of the projected financial performance based on the information available at the time so furnished. All Financial Statements included in such materials were prepared in all material respects in conformity with GAAP, except as otherwise noted therein, and fairly present in all material respects the respective consolidated financial positions, and the consolidated results of operations and cash flows for each of the periods covered thereby of NMHG Holding and its Subsidiaries as at the respective dates thereof. The Pro Forma, copies of which have been furnished to the Lenders, fairly presents on a PRO FORMA basis the financial condition of NMHG Holding and its Subsidiaries as of the Closing Date, and reflects on a PRO FORMA basis those liabilities reflected in the notes thereto and resulting from consummation of the transactions contemplated by the Loan Documents, and the payment or accrual of all transaction costs payable with respect to any of the foregoing. The Borrowers believe that the Initial Projections and the assumptions expressed in the Pro Forma are reasonable based on the information available to the Borrowers at the time so furnished.

                  (i) LITIGATION; ADVERSE EFFECTS. Except as set forth in
SCHEDULE 6.01-I, there is no action, suit, audit, proceeding, claim, allegation of defective pricing, investigation or arbitration (or series of related actions, suits, proceedings, allegations, investigations or arbitrations) before or by any Governmental Authority or private arbitrator pending or, to the Knowledge of any Borrower or any Borrower Subsidiary, threatened against any Borrower or any Borrower Subsidiary or any Property of any of them (i) challenging the validity or the enforceability of any of the Loan Documents,
(ii) which has or is reasonably likely to have a Material Adverse Effect, or
(iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statue where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any Governmental Authority as a criminal penalty. There is no material loss contingency within the meaning of GAAP which has not been reflected in the consolidated Financial Statements of NMHG Holding and its Subsidiaries. No Borrower nor any Borrower Subsidiary is (A) in violation of any applicable Requirements of Law which violation has had or is reasonably likely to have a Material Adverse Effect, or
(B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which has had or is reasonably likely to have a Material Adverse Effect.

                  (j) NO MATERIAL ADVERSE CHANGE. Since December 31, 2001, there has occurred no event which has resulted or is reasonably likely to have a Material Adverse Effect.

                  (k) PAYMENT OF TAXES. All tax returns and reports of each Borrower and Borrower Subsidiary required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective Property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid other than such taxes, assessments, fees and other governmental charges (i) which are being contested in good faith by a Borrower or Borrower Subsidiary, as the case may be, by appropriate proceedings diligently instituted and conducted as permitted by the terms of SECTION 8.04 and (ii) non-payment of the amounts thereof would not, individually or in the aggregate, result in a Material Adverse Effect. No Borrower or Borrower Subsidiary has any knowledge of any proposed tax assessment against any Borrower or Borrower Subsidiary that shall have or is reasonably likely to have a Material Adverse Effect.

                  (l) PERFORMANCE. None of the Borrowers or Borrower Subsidiaries has received notice or has actual Knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it; (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation; or (iii) any of its Property is in violation of any Requirement of Law and which in the case of any of the foregoing has had or is reasonably likely to have a Material Adverse Effect.

                  (m) DISCLOSURE. The representations and warranties of each Borrower and Borrower Subsidiary contained in the Loan Documents and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms hereof and the other Loan Documents, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which and the time at which they were made, not misleading. No Borrower nor Borrower Subsidiary has intentionally withheld any fact from the Administrative Agent, the Issuing Bank or any Lender in regard to any matter which has had or is reasonably likely to have a Material Adverse Effect.

                  (n) REQUIREMENTS OF LAW. Each of the Borrowers and Borrower Subsidiaries is in compliance with all Requirements of Law applicable to it and its business, in each case where the failure to so comply individually or in the aggregate shall have or is reasonably likely to have a Material Adverse Effect.

                  (o) ENVIRONMENTAL MATTERS. Except as set forth in SCHEDULE 6.01-O and except as is not reasonably likely to have a Material Adverse Effect:

                  (i) the operations of the Borrowers and Borrower Subsidiaries comply in all respects with all applicable Environmental, Health or Safety Requirements of Law;

                  (ii) each Borrower and Borrower Subsidiary has obtained all environmental, health and safety Permits necessary for its respective operations as currently conducted and Properties as currently used, and all such Permits are in good standing, and each

         Borrower and each Borrower Subsidiary is currently in compliance with all terms and conditions of such Permits;

                  (iii) none of the Borrowers and Borrower Subsidiaries nor any of their respective present or past Property or operations, are subject to or the subject of any currently effective or ongoing judicial or administrative proceeding, order, judgment, decree, dispute, negotiations, agreement, or settlement respecting (I) any violation of or liability under any Environmental, Health or Safety Requirements of Law, (II) any Remedial Action, or (III) any Claims or Liabilities and Costs arising from the Release or threatened Release of a Contaminant into the environment;

                  (iv) no Borrower nor any Borrower Subsidiary has filed any notice under any applicable Requirement of Law: (A) reporting to any Person or Governmental Authority a Release of a Contaminant within the past three years; (B) reporting under Section 103(c) of CERCLA, indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 C.F.R. Part 261 or any state equivalent; or (C) reporting a violation of any applicable Environmental, Health or Safety Requirement of Law or condition in any Permit under an Environmental, Health or Safety Requirement of Law within the past three years;

                  (v) none of the present or, to any Borrower's Knowledge, past Property of any Borrower or Borrower Subsidiary is listed or proposed for listing on the National Priorities List ("NPL") pursuant to CERCLA or on the Comprehensive Environmental Response Compensation Liability Information System List ("CERCLIS") or any similar state list of sites requiring Remedial Action;

                  (vi) no Borrower nor any Borrower Subsidiary has, to its Knowledge, sent or directly arranged for the transport of any product, material or waste, to any current or proposed NPL site, or any site on any similar state list of sites requiring Remedial Action;

                  (vii) there is not now in connection with or resulting from any Borrower's or any of Borrower Subsidiary's operations, nor, to any Borrower's knowledge, has there ever been on or in any of the current or former Property (A) any treatment, recycling, storage or disposal of any hazardous waste requiring a permit under 40 C.F.R. Parts 264 and 265 or any state equivalent, (B) any solid waste landfill, waste pile, petroleum or hazardous waste, swamp, pit, pond, underground storage tank or surface impoundment, or (C) a reportable or non-permitted Release to the environment of any Contaminant involving any polychlorinated biphenyls used in hydraulic oils, electrical transformers or other Equipment;

                  (viii) to each Borrower's and Borrower Subsidiary's Knowledge, there have been no Releases of any Contaminants to the environment from any Property except (A) in compliance with Environmental, Health or Safety Requirements of Law, or (B) which have been addressed to the satisfaction of the appropriate Governmental Authorities;

                  (ix) no Environmental Lien has attached to any Property;

                  (x) within the last year each Borrower and Borrower Subsidiary has inspected its respective Property and such Property does not contain any asbestos-containing material or visible evidence of mold growth;

                  (xi) none of the Property presently is subject to any Environmental Property Transfer Act, or the extent such acts are presently applicable to any such Property, the Borrowers and the Borrower Subsidiaries have fully complied with the requirements of such acts; and

                  (xii) the Borrowers and their Subsidiaries, taken as a whole, are not, and to their Knowledge will not be, subject to Liabilities and Costs arising out of or relating to environmental, health or safety matters that have resulted or are reasonably likely to result in cash expenditures by the Borrowers and their Subsidiaries in excess of $2,500,000 in the aggregate for any calendar year ending after the Closing Date.

                  (p) ERISA MATTERS. No Borrower nor any ERISA Affiliate maintains or contributes to any Benefit Plan, Multiemployer Plan or Foreign Pension Plan other than those listed on SCHEDULE 6.01-P attached hereto. Each Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code as currently in effect either (i) has received a favorable determination letter from the IRS that the Plan is so qualified or (ii) an application for determination of such tax-qualified status will be made to the IRS prior to the end of the applicable remedial amendment period under Section 401(a) of the Internal Revenue Code as currently in effect, and a Borrower or an ERISA Affiliate shall diligently seek to obtain a determination letter with respect to such application. Except as identified on SCHEDULE 6.01-P, no Borrower nor any Borrower Subsidiary maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by
Section 601 of ERISA. Each Borrower and each Borrower Subsidiary is in compliance in all material respects with the responsibilities, obligations and duties imposed on it by ERISA and the Internal Revenue Code with respect to all Plans. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Internal Revenue Code) whether or not waived. No Borrower nor any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan (i) has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. No Borrower nor any ERISA Affiliate has any potential liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA. No Borrower nor any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the Administrative Agent is complete and accurate. Except as identified on SCHEDULE 6.01-P, since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. No Borrower nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. No Borrower nor any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment. No Borrower nor any ERISA Affiliate is required to provide security to a Benefit Plan under Section 401(a)(29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year. Except as disclosed on SCHEDULE 6.01-P, no Borrower nor any Borrower Subsidiary has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement. Each Borrower has given to the Administrative Agent copies of all of the following: each Benefit Plan and related trust agreement (including all amendments to such Plan and trust) in existence or committed to as of the Closing Date and in respect of which any Borrower or any ERISA Affiliate is currently an "employer" as defined in section 3(5) of ERISA, and the most recent actuarial report, determination letter issued by the IRS and Form 5500 filed in respect of each such Benefit Plan in existence; a listing of all of the Multiemployer Plans currently contributed to by any Borrower or any ERISA Affiliate with the aggregate amount of the most recent annual contributions required to be made by the Borrowers and all ERISA Affiliates to each such Multiemployer Plan, any information which has been provided to any Borrower or an ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan and the collective bargaining agreement pursuant to which such contribution is required to be made; and as to each employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees of any Borrower or any Borrower Subsidiary after termination of employment other than as required by Section 601 of ERISA, the plan document (or, if no plan document is available, a written description of the benefits provided under such plan), the actuarial report for such plan (if any), the aggregate amount of the most recent annual payments made to, or on behalf of, terminated employees under each such plan, and any information about funding to provide for such welfare benefits.

                  (q) FOREIGN EMPLOYEE BENEFIT MATTERS. Each Foreign Employee Benefit Plan is in compliance in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan. Each Foreign Employee Benefit Plan intended to qualify for the most favorable tax and accounting treatment available in respect of it is so qualified. With respect to any Foreign Pension Plan with a defined benefit element not wholly covered by insurance maintained or contributed to by any Borrower or Borrower Subsidiary, the most recent valuation for such plan has been disclosed. Contributions to such Foreign Pension Plan are being made at the rate recommended by actuarial advice to eliminate any projected benefit obligation (PBO) deficits disclosed in such valuations in the period prior to the next valuation, and no Borrower or Borrower Subsidiary, or trustee has taken nor will take, any action which would materially increase any such deficit. With respect to any Foreign Employee Benefit Plan maintained or contributed to by any Borrower or any Borrower Subsidiary (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by best accounting practices in the jurisdiction in which such Plan is maintained having regard to tax legislation. The aggregate unfunded liabilities, after giving effect to any reserves for such liabilities, with respect to such Plans will not result in a material liability. There are no actions, suits or claims (other than routine claims for benefits) pending or, to the best knowledge of the Borrowers, threatened against any Borrower, any Borrower Subsidiary or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan.

                  (r) LABOR MATTERS.

                  (i) Except as set forth in SCHEDULE 6.01-R, as of the Closing Date there is no collective bargaining agreement covering any of the employees of any Borrower or Borrower Subsidiary. To each Borrower's Knowledge, except as set forth on SCHEDULE 6.01-R, as of the Closing Date no attempt to organize the employees of any Borrower or Borrower Subsidiary is pending, threatened or planned.

                  (ii) Set forth in SCHEDULE 6.01-R or SCHEDULE 6.01-P, as the case may be, is a list, as of the Closing Date, of all material consulting agreements, material executive employment agreements, executive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, and severance plans of NMHG Holding and its Subsidiaries providing for benefits for employees of NMHG Holding and its Subsidiaries.

                  (s) SECURITIES ACTIVITIES. None of the Borrowers or Borrower Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (t) SOLVENCY. After giving effect to (i) the issuance of any Indebtedness on any date, (ii) the making of any Restricted Payment or payment on any Senior Note on any date, (iii) the sale of assets on any date and (iv) the transactions contemplated by the Loan Documents and the Loans to be made on any date that Loans are requested hereunder and the disbursement of the proceeds of such Loans pursuant to the applicable Borrower's instructions, each Borrower and NMHG Holding together with its Subsidiaries is Solvent.

                  (u) PATENTS, TRADEMARKS, PERMITS, ETC.; GOVERNMENT APPROVALS.

                  (i) Each Borrower and Borrower Subsidiary owns, is licensed or otherwise has the lawful right to use, or have all permits and other governmental approvals, patents, trademarks, trade names, industrial designs, copyrights, technology, know-how and processes used in or necessary for the conduct of its respective business as currently conducted except where the failure to do so would not have or be reasonably likely to have a Material Adverse Effect. Except as set forth on SCHEDULE 6.01-U, as of the Closing Date no claims are pending or, to the best of each Borrower's Knowledge following inquiry, threatened that any Borrower or any Borrower Subsidiary is infringing upon the rights of any Person with respect to such permits and other governmental approvals, patents, trademarks, trade names, industrial designs, copyrights, technology, know-how and processes, except for such claims and infringements that do not, in the aggregate, give rise to any liability on the part of any Borrower or any Borrower Subsidiary which has, or is reasonably likely to, have a Material Adverse Effect.

                  (ii) Except for Liens granted to the Administrative Agent for the benefit of the Administrative Agent, the Issuing Bank and the Lenders, the transactions contemplated by the Loan Documents will not impair the ownership of or rights under (or the license or other right to use, as the case may be) any permits and governmental approvals, patents, trademarks, trade names, industrial designs, copyrights, technology, know-how or processes by any Borrower or Borrower Subsidiary in any manner which shall have or is reasonably likely to have a Material Adverse Effect.

                  (v) ASSETS AND PROPERTIES. Each Borrower and each Borrower Subsidiary has good and marketable title to all of the Collateral and all other material assets and Property (tangible and intangible) owned by it (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets or by the existence of any Liens permitted under SECTION 9.03), and all such assets and Property are free and clear of all Liens except Liens securing the Obligations and Liens permitted under SECTION 9.03. Substantially all of the material assets and Property owned by, leased to, or used by each Borrower and/or each Borrower Subsidiary is in adequate operating condition and repair, ordinary wear and tear excepted, is free and clear of any known defects except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations, and is able to serve the function for which they are currently being used, except in each case where the failure of such asset to meet such requirements has not, or is not reasonably likely to have a Material Adverse Effect. Neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of any Borrower or any Borrower Subsidiary in and to any of such assets in a manner that has, or is reasonably likely to have, a Material Adverse Effect. SCHEDULE 6.01-V contains a true and complete list of (i) all of the Real Property owned in fee simple by each Credit Party, (ii) a true and complete list of all Leases in effect on the Closing Date with annual rental payments which exceed $100,000 or with Inventory at any time with a Fair Market Value of $1,000,000 or more, and (iii) a true and complete list of all Bailees at which there is, or is reasonably expected to be, (A) for a period of 30 days or more during any twelve-month period, Inventory with a Fair Market Value of $250,000 or more or
(B) at any time, Inventory with a Fair Market Value of $1,000,000 or more.

                  (w) INSURANCE. SCHEDULE 6.01-W attached hereto accurately sets forth as of the Closing Date all insurance policies and programs currently in effect with respect to the respective Property and assets and business of the Borrowers and the Borrower Subsidiaries, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof, (vi) the annual premium with respect thereto, and (vii) a list of claims in excess of $500,000 made thereunder during the immediately preceding three (3) calendar years. Each Borrower has delivered to the Administrative Agent copies of all such insurance policies. Such insurance policies and programs are currently in full force and effect, in compliance with the requirements of SECTION 8.05 and are in amounts sufficient to cover the replacement value of the respective Property and assets of the Borrowers and the Borrower Subsidiaries.

                  (x) PLEDGE OF COLLATERAL. The grant and perfection of the security interests in the Capital Stock pledged pursuant to any Pledge Agreement, is not made in violation of the registration provisions of the Securities Act, any applicable provisions of other federal securities laws, state securities or "Blue Sky" law, foreign securities law, or applicable general corporation law or in violation of any other Requirement of Law.

                  (y) TRANSACTIONS WITH AFFILIATES. SCHEDULE 6.01-Y lists as of the Closing Date each and every existing material agreement (other than the Loan Documents) as of the Closing Date and arrangement that any Credit Party has entered into with any of their respective Affiliates which are not Credit Parties.

                  (z) BANK ACCOUNTS. SCHEDULE 6.01-Z sets forth as of the Closing Date all of (i) the Collection Account Banks and other bank accounts of the Credit Parties where proceeds of Collateral are from time to time deposited by the Credit Parties, including the Lockboxes, the Collection Accounts and the Disbursement Accounts, their addresses and the relevant account numbers, and
(ii) the Cash Collateral Accounts, and each Borrower has disclosed all additions, subtractions and modifications to such Schedule to the Administrative Agent and the Lenders as required by SECTION 3.06.

                  (aa) INDEBTEDNESS; REFINANCED INDEBTEDNESS. SCHEDULE 1.01.5 sets forth as of the Closing Date all Indebtedness for borrowed money of each Borrower and Borrower Subsidiary, and there are no defaults in the payment of principal or interest on any such Indebtedness and no payments thereunder have been deferred or extended beyond their stated maturity (except as disclosed on such Schedule). The Refinanced Indebtedness and all accrued and unpaid interest thereon has been paid in full or provision for payment has been made such that, in accordance with the express provisions of the instruments governing such Indebtedness, the Borrowers and all Borrower Subsidiaries have been or will be upon payment in full of the Refinanced Indebtedness irrevocably released from all liability and Contractual Obligations with respect thereto. All Liens, if any, securing the Refinanced Indebtedness have been released.

                  (bb) TAX EXAMINATIONS. The IRS has examined (or is foreclosed from examining by applicable statutes) the Parent's consolidated federal income tax returns for all tax periods prior to and including the taxable year ending December 31, 1997. All deficiencies which have been asserted against or with respect to any Borrower or any Borrower Subsidiary as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and no issue has been raised in any such examination which, by application of similar principles, reasonably can be expected to result in assertion of a material deficiency for any other year not so examined which has not been reserved for in NMHG Holding's consolidated Financial Statements to the extent, if any, required by GAAP. No Borrower nor any Borrower Subsidiary has taken any reporting positions for which it does not have a reasonable basis and does not anticipate any further material tax liability with respect to the years which have not been closed pursuant to applicable law.

                  (cc) COMPENSATION. Except (i) as disclosed in documents filed with the Securities and Exchange Commission, (ii) as set forth on SCHEDULE 6.01-CC attached hereto, and (iii) for increases in the ordinary course of business and in accordance with past practices, during the period commencing on January 1, 2002, and ending on the Closing Date, no Borrower nor any Borrower Subsidiary has increased or agreed to increase the aggregate compensation or benefits (including severance benefits) payable or accruing to any past or present officer of any of such Persons or Person having management responsibilities.

                  (dd) RECEIVABLES SALE AGREEMENTS. Each of the Receivables Sale Agreements constitutes a legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms and is in full force and effect. All Receivables originated by the Netherlands Borrower have been sold and assigned to the UK Borrower and will be sold and assigned to the UK Borrower on a daily basis. After the effective date, if any, of the Receivables Sale Agreement between the UK Borrower and NACCO Materials Handling S.R.L., all Receivables originated by NACCO Materials Handling S.R.L. have been sold and assigned to the UK Borrower and will be sold and assigned to the UK Borrower on a daily basis. All steps necessary to ensure that the UK Borrower can exercise all of its rights under the Receivables so transferred under the Receivables Sale Agreements directly against the relevant account debtors have been taken. To the extent required, the Receivables Sale Agreements enable the UK Borrower and the Administrative Agent to effect transfers of the bare legal title of any Receivables to the UK Borrower at agreed times in the future.

                  (ee) CERTAIN BORROWER SUBSIDIARIES. None of the following Persons have, as of any date of determination, total assets in excess of $5,000,000: Hyster Canada Limited, Hyster France S.A.R.L., Hyster Germany GmbH, Hyster Italia S.R.L., Hyster Singapore Pte Ltd., Yale Fordertechnik Handelgesellschaft mbH, and Yale France Manutention S.A.R.L. except to the extent the Capital Stock of such Borrower Subsidiary has been pledged for the benefit of the Administrative Agent in accordance with SECTION 9.07(c) and such Borrower Subsidiary has provided the guarantees and security required under
SECTION 9.07(c).

                                  ARTICLE VII
                               REPORTING COVENANTS

                  Each Borrower (other than the Multicurrency Borrowers which so covenant in favor of the Multicurrency Lenders only with respect to themselves and their consolidated liabilities, assets, business and operations) covenants and agrees that so long as any Commitment is outstanding and thereafter until Payment In Full of all of the Obligations, unless the Requisite Lenders shall otherwise give prior written consent thereto:

                  7.01. FINANCIAL STATEMENTS. Each Borrower shall maintain, and shall cause each Borrower Subsidiary to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of consolidated and consolidating Financial Statements in conformity with GAAP, and each of the Financial Statements described below shall be prepared from such system and records. The Borrowers shall deliver or cause to be delivered to the Administrative Agent and the Lenders:

                  (a) MONTHLY REPORTS. Within thirty (30) days after the end of each fiscal month in each Fiscal Year (other than each fiscal month which is the last month of any fiscal quarter or of the Fiscal Year), the consolidated balance sheets of NMHG Holding and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flow of NMHG Holding and its Subsidiaries for such fiscal month and for the period from the beginning of the then current Fiscal Year to the end of such fiscal month, and for the corresponding period during the previous Fiscal Year, and a comparison of the statement of the year to date earnings and cash flow to the corresponding statement for the corresponding period from the previous Fiscal Year, and the forecasted consolidated balance sheet and consolidated statement of earnings and cash flow most recently provided pursuant to SECTION 7.01(f), and a comparison of the statement of year to date earnings and cash flow to the annual operating plan, certified by a Financial Officer of NMHG Holding as fairly presenting in all material respects the consolidated financial position of NMHG Holding and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP, subject to normal year end adjustments.

                  (b) QUARTERLY REPORTS. As soon as practicable, and in any event within forty-five (45) days after the end of the first three fiscal quarters in each Fiscal Year:

                  (i) the consolidated balance sheets of NMHG Holding and its Subsidiaries as at the end of such period and the related consolidated statements of income, and cash flow of NMHG Holding and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form, on a consolidated basis only, the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the consolidated financial forecast for the current Fiscal Year delivered on the Closing Date or pursuant to SECTION 7.01(f), as applicable,

                  (ii) the consolidating balance sheets of NMHG Holding, which includes the wholesale and retail divisions of NMHG Holding and eliminations as at the end of such period and the related consolidating statements of income and cash flow of NMHG Holding, which includes the wholesale and retail divisions of NMHG Holding and eliminations for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter;

                  (iii) the consolidated balance sheets of the UK Borrower as at the end of such period and the related consolidated statements of income and cash flow of the UK Borrower for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter; and

                  (iv) the consolidated balance sheets of the Netherlands Borrower and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flow of the Netherlands Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter;

in each case, certified by a Financial Officer of (x) with respect to CLAUSE (i) or (ii) above, NMHG Holding, (y) with respect to CLAUSE (iii) above, NMHG Holding or the UK Borrower, and (z) with respect to CLAUSE (iv) above, NMHG Holding or the Netherlands Borrower, as fairly presenting the consolidated and consolidating (where applicable) financial position of the reporting Persons as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (with respect to the UK Borrower, the Netherlands Borrower and/or their Subsidiaries, GAAP in the United Kingdom and the Netherlands, respectively), subject to normal year end adjustments. Notwithstanding the foregoing, the reports described in CLAUSES (b)(iii),
(b)(iv), (c)(iii) AND (c)(ii)(A) AND (c)(ii)(B) shall not be required following the refinancing of the Multicurrency Facility in accordance with SECTION 9.01(m).

                  (c) ANNUAL REPORTS.


                  (i) Within ninety (90) days after the end of each Fiscal Year:

                  (A) audited consolidated Financial Statements of NMHG Holding and its Subsidiaries reported on by the Accounting Firm, which report shall be unqualified (or, if qualified, only as to non-material matters) and shall state that such Financial Statements fairly present the consolidated financial position of NMHG Holding and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such Accounting Firm shall concur and which shall have been disclosed in the notes to the Financial Statements) and that the examination by such Accounting Firm in connection with such consolidated Financial Statements has been made in accordance with generally accepted auditing standards, and

                  (B) the consolidating balance sheets of NMHG Holding, which includes the wholesale and retail divisions of NMHG Holding and eliminations as at the end of such period and the related consolidating statements of income and cash flow of NMHG Holding, which includes the wholesale and retail divisions of NMHG Holding and eliminations of NMHG Holding for such Fiscal Year;

                  (ii) Within one hundred thirty-five (135) days after the end of each Fiscal Year:

                  (A) the consolidated audited (by an Accounting Firm) balance sheets of the UK Borrower as at the end of such period and the related audited (by an Accounting Firm) consolidated statements of income and cash flow of the UK Borrower for such Fiscal Year, which balance sheets and statements of income constitute the local statutory reports; and

                  (B) the consolidated audited balance sheets of the Netherlands Borrower and its Subsidiaries as at the end of such period and the related audited (by an Accounting Firm) consolidated statements of income and cash flow of the Netherlands Borrower and its Subsidiaries for such Fiscal Year, which balance sheets and statements of income constitute the local statutory reports;

in each case, certified by a Financial Officer of NMHG Holding as fairly presenting the consolidated and consolidating (where applicable) financial position of the reporting Persons as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (with respect to the UK Borrower, the Netherlands Borrower and/or their Subsidiaries, GAAP in the United Kingdom and the Netherlands, respectively).

                  (d) PARENT REPORTS. The Parent's annual report on Form 10-K and annual report to shareholders (including audited financial statements).

                  (e) OFFICER'S CERTIFICATE. Together with each delivery of any Financial Statement pursuant to (i) PARAGRAPHS (A), (B) and (C) of this SECTION 7.01, an Officer's Certificate of NMHG Holding, stating that the Financial Officer signatory thereto has reviewed the terms of the Loan Documents, and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and consolidated and consolidating financial condition of NMHG Holding and its Subsidiaries during the accounting period covered by such Financial Statements, that such review has not disclosed the existence during or at the end of such accounting period, and that such Person does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event which constitutes an Event of Default or Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action any Borrower or any Borrower Subsidiary has taken, is taking and proposes to take with respect thereto; and (ii) PARAGRAPHS (b) and (c) of this SECTION 7.01, a certificate (the "COMPLIANCE CERTIFICATE"), which shall be substantially in the form of EXHIBIT T attached hereto, signed by a Financial Officer of NMHG Holding, setting forth calculations (with such specificity as the Administrative Agent may reasonably request) for the period then ended which demonstrate compliance, when applicable, with the provisions of ARTICLE X and, when applicable, demonstrate whether the Applicable Fixed Rate Margin, the Applicable Floating Rate Margin, the Applicable Letter of Credit Fee Rate, the Applicable Overdraft Rate Margin, and the Applicable Unused Commitment Fee Rate are to be adjusted due to a change in the Leverage Ratio.

                  (f) BUSINESS PLANS; FINANCIAL PROJECTIONS. Within one calendar week of each February meeting of the board of directors of NMHG Holding and not later than March 1st of each Fiscal Year, and containing substantially the same types of financial information contained in the Initial Projections, the annual business plan for NMHG Holding and its Subsidiaries for such Fiscal Year and for each month in such Fiscal Year, the annual long-range business forecast of NMHG Holding and its Subsidiaries for each succeeding Fiscal Year, up to and including the Fiscal Year during which it is anticipated that the Obligations shall be Paid In Full, containing a consolidated balance sheet, income statement and statement of cash flow.

                  (g) MANAGEMENT LETTER. Together with each delivery of the Financial Statements referred to in SECTION 7.01(c), a copy of any management letter or any similar report delivered to any Borrower by the Accountant in connection with such Financial Statements. The Administrative Agent and each Lender may, with the written consent of any Borrower (which consent shall not be unreasonably withheld or delayed), communicate directly with such accountants in the presence of, or with the consent of, a Financial Officer of such Borrower or of NMHG Holding.

                  7.02. EVENTS OF DEFAULT. Promptly upon any Borrower obtaining Knowledge (a) of any condition or event which constitutes an Event of Default or Default, or becoming aware that any Lender, the Issuing Bank or the Administrative Agent has given any written notice with respect to a claimed Event of Default or Default, (b) that any Person has given any notice to any Borrower or any Borrower Subsidiary or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 11.01(e), or (c) of any condition or event which has or is reasonably likely to result in a Material Adverse Effect or affect the value of, or the Administrative Agent's interest in, the Collateral in any material respect, such Borrower shall deliver to the Administrative Agent and the Lenders an Officer's Certificate specifying (A) the nature and period of existence of any such claimed default, Event of Default, Default, condition or event, (B) the notice given or action taken by such Person in connection therewith, and (C) the remedial action any Borrower or Borrower Subsidiary, as the case may be, has taken, is taking and proposes to take with respect thereto.

                  7.03. LAWSUITS. Promptly upon (and, in any event, within ten
(10) Business Days of) any Borrower obtaining Knowledge of the institution of, or written threat of, any Claim, action, suit, proceeding, governmental investigation, any allegation of defective pricing, or any arbitration against or affecting any Borrower or any Borrower Subsidiary or any Property of any Borrower or Borrower Subsidiary not previously disclosed pursuant to SECTION 6.01(i), which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in such Borrower's reasonable judgment, any Borrower or Borrower Subsidiary (or the Borrowers and the Borrower Subsidiaries as a whole) to liability which has or is reasonably likely to have a Material Adverse Effect, such Borrower shall give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters. On the first Business Day of each fiscal quarter, the Borrowers shall provide the Administrative Agent with a schedule identifying (a) any written threat of, any Claim, action, suit, proceeding, governmental investigation, any allegation of defective pricing, or any arbitration against or affecting any Borrower or any Borrower Subsidiary or any Property of any Borrower or Borrower Subsidiary not previously disclosed pursuant to SECTION 6.01(i) or notified to the Administrative Agent in accordance with this SECTION 7.03, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose any Borrower or Borrower Subsidiary (or the Borrowers and the Borrower Subsidiaries as a whole) to a liability in an amount aggregating $3,000,000 or more (exclusive of claims covered by insurance policies of any Borrower or Borrower Subsidiary unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims) and (b) any commercial tort claim filed by any Domestic Credit Party stating a claim of $1,000,000 or more, together with an addendum granting a security interest in such claim as required by the Domestic Security Agreement.

                  7.04. INSURANCE. As soon as practicable and in any event by the last day in each calendar year, each Borrower shall deliver to the Administrative Agent (i) a report in form and substance reasonably satisfactory to the Administrative Agent outlining all material insurance coverage (including any self-insurance provided by any Borrower, Parent or any Borrower Subsidiary but excluding health, medical, dental and life insurance (other than key man life insurance)) maintained as of the date of such report by any Borrower, Borrower Subsidiary or the Parent on their behalf and the duration of such coverage and (ii) evidence that all premiums then due and payable with respect to such coverage have been paid (except as otherwise agreed to by the Administrative Agent).

                  7.05. BORROWING BASE CERTIFICATE. On each Wednesday (or if such day is not a Business Day, on the next succeeding Business Day) or more frequently if requested by the Administrative Agent in its sole discretion (each, a "BORROWING BASE DELIVERY DATE"), the

Domestic Borrowers and the Multicurrency Borrowers shall each provide the Administrative Agent (which the Administrative Agent will promptly deliver to each Domestic Lender and each Multicurrency Lender, respectively) with a Borrowing Base Certificate (a) with respect to Eligible Receivables, reporting as of the last day of the immediately preceding week and (b) with respect to Eligible Inventory, reporting as of (i) the last Business Day of the second preceding calendar month on any Borrowing Base Delivery Date on or prior to the fifteenth day of the calendar month and (ii) as of the last Day of the immediately preceding calendar month on any Borrowing Base Delivery Date after the fifteenth day of the calendar month, or, in any case of clauses (a) or (b) above, as of any other date requested by the Administrative Agent in its sole discretion, together with such supporting documents as the Administrative Agent requests, all with respect to the Domestic Facility certified as being true, accurate and complete by a Financial Officer of the Domestic Borrowers, and all with respect to the Multicurrency Facility certified as being true, accurate and complete by a Financial Officer of the Multicurrency Borrowers.

                  7.06. ERISA AND ANALOGOUS NOTICES. Each Borrower shall deliver or cause to be delivered to the Administrative Agent and the Lenders, at such Borrower's expense, the following information and notices as soon as reasonably possible, and in any event:

                  (a) within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of a Financial Officer of such Borrower describing such Termination Event and the action, if any, which such Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL, PBGC or any analogous foreign Governmental Authority in relation to Foreign Pension Benefit Plans with respect thereto;

                  (b) within ten (10) Business Days after any Borrower or any Borrower Subsidiary knows or has reason to know that a prohibited transaction defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code has occurred, a statement of a Financial Officer of such Borrower describing such transaction and the action which such Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

                  (c) within three (3) Business Days after the filing of the same with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Benefit Plan;

                  (d) within three (3) Business Days after receipt by any Borrower or any ERISA Affiliate of each actuarial report for any Benefit Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

                  (e) within three (3) Business Days after the filing of the same with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by any Borrower or any ERISA Affiliate with respect to such request;

                  (f) within three (3) Business Days after the occurrence any material increase in the benefits of any existing Benefit Plan or the establishment of any new Benefit Plan or the commencement of contributions to any Benefit Plan to which any Borrower or any ERISA Affiliate was not previously contributing, notification of such increase, establishment or commencement;

                  (g) within three (3) Business Days after any Borrower or any ERISA Affiliate receives notice of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                  (h) within three (3) Business Days after any Borrower or any Borrower Subsidiary receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, copies of each such notice and letter;

                  (i) within three (3) Business Days after any Borrower or any ERISA Affiliate receives notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

                  (j) within three (3) Business Days after any Borrower or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure or with respect to a Foreign Pension Plan, within three (3) Business Days after any Borrower or Borrower Subsidiary fails to make a required installment or other payment in accordance with a schedule of contributions, the terms of such Foreign Pension Plan or as otherwise required by a foreign Governmental Authority;

                  (k) within three (3) Business Days after any Borrower or any ERISA Affiliate knows (A) a Multiemployer Plan has been terminated, (B) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (C) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan; and

                  (l) within ten (10) Business Days after any Borrower receives written notice from the Administrative Agent requesting the same, copies of any Foreign Employee Benefit Plan and related documents, reports and correspondence specified in such notice.

For purposes of this SECTION 7.06, each Borrower and any ERISA Affiliate shall be deemed to know all facts known by the Administrator of any Plan of which any Borrower or any ERISA Affiliate is the plan sponsor.

                  7.07. ENVIRONMENTAL NOTICES.

                  (a) Each Borrower shall notify the Administrative Agent and the Lenders in writing, promptly upon such Borrower's learning thereof, of any:

                  (i) notice or Claim to the effect that any Borrower or any Borrower Subsidiary is or may be liable to any Person as a result of exposure to or the Release or threatened Release of any Contaminant, which liability is reasonably likely to result in an expenditure by any Borrower or Borrower Subsidiary of over $1,000,000 in any Fiscal Year;

                  (ii) notice that any Borrower or any Borrower Subsidiary is subject to investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Contaminant into the environment which investigation is reasonably likely to result in an expenditure by any Borrower or Borrower Subsidiary of over $1,000,000 in any Fiscal Year;

                  (iii) notice that any Property is subject to an Environmental Lien;

                  (iv) notice to any Borrower or any Borrower Subsidiary of any violation of any Environmental, Health or Safety Requirement of Law, except for such violations or Claims as are not reasonably likely to result in a Material Adverse Effect;

                  (v) condition, practice or circumstance reasonably likely to result in a violation of any Environmental, Health or Safety Requirement of Law or a Claim by any Person under any Environmental, Health or Safety Requirement of Law, except for such violations as are not reasonably likely to result in a Material Adverse Effect;

                  (vi) commencement or threat of any judicial or administrative proceeding alleging a violation by any Borrower or any Borrower Subsidiary of any Environmental, Health or Safety Requirement of Law, except for such violations as are not reasonably likely to result in a Material Adverse Effect;

                  (vii) new or proposed changes to any existing Environmental, Health or Safety Requirement of Law that are reasonably likely to result in a Material Adverse Effect;

                  (viii) any proposed acquisition of stock, assets, real estate, or leasing of property, or any other similar action by any Borrower or any Borrower Subsidiary that is reasonably likely to subject any Borrower or any Borrower Subsidiary to additional environmental, health or safety Liabilities and Costs of over $1,000,000 in any Fiscal Year; or

                  (ix) any filing or report made by any Borrower or any Borrower Subsidiary with any Person or Governmental Authority with respect to any unpermitted Release or threatened Release of a Contaminant, which Release or threatened Release is reasonably likely to result in an expenditure of over $1,000,000 in any Fiscal Year.

                  (b) Within forty-five (45) days after the end of each Fiscal Year, each Borrower shall submit to the Administrative Agent and the Lenders a report summarizing the status of environmental, health or safety compliance, hazard or liability issues identified in notices required pursuant to SECTION 7.07(a), disclosed on SCHEDULE 6.01-O or identified in any notice or report required herein.

                  7.08. LABOR MATTERS. A Borrower shall notify the Administrative Agent and the Lenders in writing, promptly after any Borrower has Knowledge thereof, of (i) any material labor dispute to which any Borrower or Borrower Subsidiary is or may become a party, including, without limitation, any strikes, lockouts or other disputes relating to such Persons' plants and other facilities and (ii) any liability in excess of $3,000,000 (arising pursuant to the Worker Adjustment and Retraining Notification Act or otherwise) incurred with respect to the closing of any plant or other facility of such Persons.

                  7.09. PUBLIC FILINGS AND REPORTS. Promptly upon the filing thereof with the Securities and Exchange Commission, NMHG shall deliver to the Administrative Agent and the Lenders copies of all filings or reports made in connection with outstanding Indebtedness and Capital Stock of any Borrower or of the Parent.

                  7.10. BANK ACCOUNT INFORMATION. Promptly upon receipt of a request therefor from the Administrative Agent, the Credit Parties shall provide to the Administrative Agent and the Lenders copies of bank statements (covering the period of time requested by the Administrative Agent) with respect to any bank accounts then maintained by any Borrower or any Borrower Subsidiary.

                  7.11. SENIOR NOTES; DEBT. NMHG Holding shall deliver a copy to the Administrative Agent and the Lenders of (a) any material notice or other material communication delivered by or on behalf of any Borrower to any Person in connection with any material agreement or other document relating to the Senior Notes or Senior Note Indenture at the same time and by the same means as such notice or other communication is delivered to such Person and (b) any notice or other material communication received by any Borrower from any Person alleging the occurrence in connection with any Indebtedness described in SECTION 11.01(e) of an event described in such Section, promptly after such notice or other communication is received by the Borrower.

                  7.12. OTHER REPORTS. The Borrowers shall deliver or cause to be delivered to the Administrative Agent and the Lenders copies of all Financial Statements, material reports and material notices (such as Form 10-Q's, Form 10-K's and other material filings), if any, sent or made available generally by any Borrower or the Parent to its Securities holders or filed with the Securities and Exchange Commission and all press releases made available generally by any Borrower, the Parent or any Borrower Subsidiary to the public concerning material developments in the business of any Borrower, the Parent or any Borrower Subsidiary, and all notifications received by any Borrower, the Parent or any Borrower Subsidiary pursuant to the Securities Exchange Act and the rules promulgated thereunder.

                  7.13. OTHER INFORMATION. Promptly upon receipt of a request therefor from the Administrative Agent, the Borrowers shall prepare and deliver to the Administrative Agent and the Lenders such other information with respect to any Borrower, the Parent or any Borrower Subsidiary or the Collateral including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof and copies of each existing written agreement or arrangement set forth on SCHEDULE 6.01-y, as from time to time may be reasonably requested by the Administrative Agent.

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

                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

                  Each of the Borrowers (other than the Multicurrency Borrowers which so covenant in favor of the Multicurrency Lenders only with respect to themselves and their consolidated liabilities, assets, business and operations) covenants and agrees that so long as any Commitment is outstanding and thereafter until Payment In Full of all of the Obligations, unless the Requisite Lenders shall otherwise give prior written consent:

                  8.01. CORPORATE EXISTENCE, ETC. Each Borrower shall, and shall cause each Borrower Subsidiary to, at all times maintain its respective corporate existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its business except where the failure to so maintain or preserve would not have or be reasonably be likely to have a Material Adverse Effect.

                  8.02. CORPORATE POWERS; CONDUCT OF BUSINESS, ETC. Each Borrower shall, and shall cause each Borrower Subsidiary to, qualify and remain qualified to do business and maintain its good standing in each jurisdiction in which the nature of its business and the ownership of its Property requires it to be so qualified and in good standing except where the failure to qualify or remain qualified would not have or be reasonably be likely to have a Material Adverse Effect.

                  8.03. COMPLIANCE WITH LAWS, ETC. Each Borrower shall and shall cause each Borrower Subsidiary to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, Property, assets or operations of such Person, and (b) obtain as needed all Permits necessary for such Person's operations and maintain such Permits in good standing, except, in each case, where the failure to do is not reasonably likely to result in a Material Adverse Effect.

                  8.04. PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION. Each Borrower shall, and shall cause each Borrower Subsidiary to, pay (a) all taxes, assessments and other governmental charges less than or equal to $2,000,000 imposed upon it or on any of its Property or assets or in respect of any of its franchises, business, income or Property within five days upon Knowledge that a penalty or interest has accrued thereon, and (b) all Claims (including, without limitation, claims for labor, services, materials and supplies) for sums less than or equal to $2,000,000 which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by SECTION 9.03) upon any of any Borrower's or Borrower Subsidiary's Property or assets, within five days upon Knowledge that any penalty or fine has accrued with respect thereto. Each Borrower shall, and shall cause each Borrower Subsidiary to, pay (a) on the day when due, all taxes, assessments and other governmental charges greater than $2,000,000 imposed upon it or on any of its Property or assets or in respect of any of its franchises, business, income or Property, and (b) all Claims (including, without limitation, claims for labor, services, materials and supplies) for sums greater than $2,000,000 which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by SECTION 9.03) upon any of any Borrower's or Borrower Subsidiary's Property or assets. Notwithstanding the preceding sentences, any Borrower or Borrower Subsidiary shall have the right to contest in good faith the validity or amount of any such taxes or claims by proper proceedings timely instituted, and may permit the taxes or claims to be contested to remain unpaid during the period of such contest if (i) it diligently prosecutes such contest, (ii) it makes adequate provision in conformity with GAAP with respect to the contested items, and (iii) during the period of such contest, the enforcement and ability of any taxing authority to force payment of any contested item or to impose a Lien with respect thereto is effectively stayed. Each Borrower shall promptly pay or cause to be paid any valid judgment enforcing any such taxes and cause the same to be satisfied of record. No Borrower will, or will permit any Borrower Subsidiary to, file or consent to the filing of any consolidated income tax return with any Person other than its parent and its Subsidiaries pursuant to the Tax Sharing Agreement or otherwise.

                  8.05. INSURANCE. Each Borrower shall maintain for itself and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect the insurance policies and programs listed on SCHEDULE 6.01-W or substantially similar policies and programs or other policies and programs as are acceptable to the Administrative Agent. All such policies and programs shall be maintained with responsible and reputable insurance companies, other than with respect to self insurance programs described in SCHEDULE 6.01-W. Each certificate and policy relating to the Collateral and/or business interruption coverage (other than self insurance programs) shall contain an endorsement, in form and substance acceptable to the Administrative Agent, showing loss payable to the Administrative Agent, for the benefit of the Holders, and, if required by the Administrative Agent, naming the Administrative Agent as an additional insured under such policy. Each certificate and policy relating to coverage other than the foregoing (other than self insurance programs) shall, if required by the Administrative Agent, contain an endorsement naming the Administrative Agent as an additional insured under such policy. Such endorsement or an independent instrument furnished to the Administrative Agent shall provide that the insurance companies will give the Administrative Agent at least thirty (30) days' written notice before any such policy or policies of insurance shall be altered adversely to the interests of the Holders or cancelled and that no act, whether willful or negligent, or default of any Borrower, any of its Subsidiaries or any other Person shall affect the right of the Administrative Agent to recover under such policy or policies of insurance in case of loss or damage. In the event any Borrower or any Borrower Subsidiary, at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute Protective Advances hereunder and be part of the Obligations, payable as provided in this Agreement.

                  8.06. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

                  (a) Each Borrower shall, and shall cause each of its Subsidiaries to, permit any authorized representative(s) designated by the Administrative Agent to visit and inspect, whether by access to such Borrower's and its Subsidiaries' MIS or otherwise, any of the Property, to examine, audit, check and make copies of its respective financial and accounting records, books, journals, orders, receipts and any correspondence (other than privileged correspondence with legal counsel) and other data relating to their respective businesses or the transactions contemplated hereby or referenced herein (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers, management personnel, and independent certified public accountants (in the presence, or with the consent of, a Financial Officer of such Borrower or NMHG), all upon reasonable written notice and at such reasonable times during normal business hours, as often as may be reasonably requested. Each such visitation and inspection shall be at such Borrower's expense.

                  (b) Each Borrower shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects on its MIS and otherwise proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If an Event of Default has occurred and is continuing, each Borrower, upon the Administrative Agent's request, shall, and shall cause each of its Subsidiaries to, turn over any such records to the Administrative Agent or its representatives; provided, however, that the Borrower may, in its discretion, retain copies of such records.

                  (c) Each Borrower will, at all times from and after the date hereof, mark the original copy of all chattel paper with a legend describing the Administrative Agent's security interest therein and shall take all other actions required by the applicable Security Agreements with respect to chattel paper, and each Borrower will hold in trust and safely keep such chattel paper so legended at locations which are either (i) owned by a Borrower or (ii) leased by a Borrower and with respect to which a Collateral Access Agreement has been executed.

                  8.07. ERISA COMPLIANCE. Each Borrower shall, and shall cause each of its Subsidiaries to, and shall use its best efforts to cause its ERISA Affiliates who are not Borrower Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Internal Revenue Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

                  8.08. FOREIGN EMPLOYEE BENEFIT PLAN COMPLIANCE. Each Borrower shall, and shall cause each of its Subsidiaries to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans.

                  8.09. MAINTENANCE OF PROPERTY. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain in all material respects all of its respective owned and leased Property in good, safe and insurable condition and repair, ordinary wear and tear excepted, and not permit, commit or suffer any waste or abandonment of any such Property and from time to time shall make or cause to be made all material repairs, renewal and replacements thereof, including, without limitation, any capital improvements which may be required; provided, however, that such Property may be altered or renovated in the ordinary course of such Borrower's or its Subsidiaries' business.

                  8.10. FURTHER ASSURANCES; ADDITIONAL COLLATERAL.

                  (a) Each Borrower shall execute and deliver, and cause the Borrower Subsidiaries to execute and deliver, within the time periods set forth with respect to such items on the Closing List, all agreements, documents and instruments designated as "post-closing items" on the Closing List. In the event that any such agreement, document or instrument is not delivered within such time periods, in addition to any other remedies provided hereunder or under the Loan Documents, the Collateral Value of Collateral subject to such agreement, document or instrument, if any, shall be deemed to be zero or, if such Collateral does not otherwise have Collateral Value, the Administrative Agent shall have the right to establish appropriate Availability Reserves based on the value of such Collateral, until such agreements, documents and instruments with respect thereto are executed and delivered.

                  (b) In addition to and not in lieu of the rights and obligations of the parties under CLAUSE (a) above, with respect to each jurisdiction where the aggregate amount of Receivables owing by account debtors (each, a "FOREIGN ACCOUNT DEBTOR") located in such jurisdiction to the UK Borrower is in excess of $1,000,000 and such jurisdiction is a jurisdiction with respect to which Receivables would be given eligibility pursuant to CLAUSES (i) and (ii) of the defined term "Eligible Foreign Receivable" (each, a "MATERIAL FOREIGN ACCOUNT DEBTOR JURISDICTION"), the UK Borrower shall, on or before June 29, 2002, with respect to jurisdictions constituting Material Foreign Account Debtor Jurisdictions as of the Closing Date, cause to be delivered to the Administrative Agent an opinion of counsel, addressed to the Administrative Agent, the Lenders and the Issuing Bank, in form and substance reasonably satisfactory to the Administrative Agent and, without limiting the generality of the foregoing, concluding that, under the laws of the Material Foreign Account Debtor Jurisdiction, (i) the courts of the Material Foreign Account Debtor Jurisdiction would recognize the stated choice of law governing the Receivables (being Netherlands law, English law, and, if Receivables governed by Italian law are then included, Italian law) owing from the Foreign Account Debtors in such Material Foreign Account Debtor Jurisdiction; (ii) a judgment under or in respect of such Receivables obtained in the courts of the jurisdiction whose law governs the Receivables would be enforced in the Material Foreign Account Debtor Jurisdiction; (iii) if such Receivables have been sold to the UK Borrower by the Netherlands Borrower, and, if applicable, by NACCO Materials Handling S.R.L. pursuant to a Receivables Sale Agreement, such sale, and the stated choice of Dutch law under a Receivables Sale Agreement, or, in the case of sales by NACCO Materials Handling S.R.L., Italian law, would be recognized under the laws of the Material Foreign Account Debtor Jurisdiction (assuming that the same constituted a valid sale under Dutch, or, as the case may be, Italian, law and assuming that the notice of the sale required by the Receivables Sale Agreement had been given to the Foreign Account Debtor); and (iv) if the Administrative Agent so requires legal opinions of counsel in the relevant Material Foreign Account Debtor Jurisdiction as enables the Administrative Agent to assess the level of risk of the Liens granted over the Receivables (under English, Dutch, or as applicable, Italian law under the English Deed of Charge, the Dutch law governed Foreign Security Agreement granted by the UK Borrower or, if applicable, any Italian law governed Foreign Security Agreement granted by the UK Borrower): (A) not being recognized or upheld under the laws of the relevant Material Foreign Account Debtor Jurisdiction; and (B) in consequence thereof being successfully challenged by a trustee in bankruptcy, liquidator or similar officer of the UK Borrower under the laws of the relevant

Foreign Debtor Jurisdiction, the Administrative Agent has concluded that the level or risk is acceptable to it (collectively, the "REQUIRED CROSS-BORDER OPINIONS"); provided, however, that, in the event that the Required Cross-Border Opinions have not been delivered on or before June 30, 2002, with respect to any Material Foreign Account Debtor Jurisdiction, on or before August 31, 2002, (x) the UK Borrower shall form a Receivables Subsidiary, and the Multicurrency Borrowers (and any other Borrower Subsidiary party to a Receivables Sale Agreement) shall thereafter transfer all Receivables owing from account debtors located in such Material Foreign Account Debtor Jurisdiction to the Receivables Subsidiary and (y) the Receivables Subsidiary shall become a Multicurrency Borrower, and the Receivables Subsidiary, the UK Borrower, the Netherlands Borrower, the other Credit Parties and such other Borrower Subsidiary shall enter into amendments to this Agreement and the other Loan Documents, or other agreements, documents and instruments, in each case as the Administrative Agent may reasonably request, to permit the transactions among the Receivables Subsidiary, the UK Borrower the Netherlands Borrower and such other Borrower Subsidiary, to reflect the Receivables Subsidiary as a Multicurrency Borrower hereunder and to grant to the Administrative Agent a Lien on all Property (other than Equipment, fixtures and Real Property) of the Receivables Subsidiary. In the event that any jurisdiction where account debtors of the UK Borrower are located becomes a Material Foreign Account Debtor Jurisdiction after the Closing Date, the UK Borrower shall (1) cause to be delivered the Required Cross-Border Opinions for such jurisdiction within 45 days after the date such jurisdiction becomes a Material Foreign Account Debtor Jurisdiction or (2) to the extent not already completed, take all actions required under CLAUSES (X) and (Y) of the proviso to the preceding sentence within 90 days after the date such jurisdiction becomes a Material Foreign Account Debtor Jurisdiction.

                  (c) In addition to and not in lieu of the rights and obligations of the parties under CLAUSES (a) and (b) above, at any time and from time to time, (i) promptly following the Administrative Agent's written request and at the expense of the applicable Person, each Borrower agrees to duly execute and deliver, and to cause its Subsidiaries to duly execute and deliver, any and all such further instruments and documents and take such further action as the Administrative Agent may reasonably deem desirable in order to perfect and protect any Lien granted or purported to be granted pursuant to the Loan Documents or to enable the Administrative Agent, in accordance with the terms of the applicable Loan Documents, to exercise and enforce its rights and remedies under the Loan Documents with respect to such Collateral and (ii) promptly upon the request of the Administrative Agent, assign to the Administrative Agent, pursuant to an assignment in form and substance satisfactory to the Administrative Agent, the right to receive proceeds (for application to the Obligations in accordance with this Agreement) of any Interest Rate Contracts or Currency Agreement to which any Credit Party is a party. Notwithstanding the foregoing, the granting of such further assurances or security interest under this SECTION 8.10 shall not be required if it would (A) be prohibited by other Contractual Obligations to which such Borrower or such Subsidiary is a party,
(B) be prohibited by applicable law, or (C) result in material adverse tax consequences to any Borrower. If the Australian Reorganization is not complete prior to July 31, 2002, or with the consent of the Administrative Agent, September 30, 2002, the Borrowers shall pledge for the benefit of the Administrative Agent pursuant to a Pledge Agreement, 65.0% of the Capital Stock of each first tier Subsidiary of any Domestic Borrower organized under the laws of Australia.

                  8.11. LANDLORD AND BAILEE WAIVERS.

                  (a) On or prior to the Closing Date, the Borrowers shall obtain and deliver, and cause the Credit Parties to obtain and deliver, to the Administrative Agent Collateral Access Agreements relating to each Bailee location listed on SCHEDULE 6.01-V as of the Closing Date. The Borrowers shall provide the Administrative Agent with written supplements to SCHEDULE 6.01-V as necessary to give a true representation and warranty in SECTION 6.01(v), and the Borrowers shall obtain and deliver, and cause the Credit Parties to obtain and deliver, to the Administrative Agent Collateral Access Agreements relating to each location so listed from time to time on SCHEDULE 6.01-V. With respect to any location not listed on SCHEDULE 6.01-V in which there is, or is reasonably expected to be, during any period of thirty days or more, Inventory with a Fair Market Value of $250,000 or more, each Borrower shall use, and shall cause the Credit Parties to use, its best efforts to obtain and deliver to the Administrative Agent Collateral Access Agreements.

                  (b) Each Borrower shall use, and shall cause the Credit Parties to use, its best efforts to obtain and deliver to the Administrative Agent Collateral Access Agreements with respect to all leased Properties in which there is, or is reasonably expect to be, Inventory with a Fair Market Value of $1,000,000 or more.

                  8.12. ENVIRONMENTAL COMPLIANCE.

                  (a) Each Borrower and each Borrower Subsidiary shall comply with all Environmental, Health or Safety Requirements of Law in all material respects.

                  (b) Each Borrower shall obtain as needed all material Permits necessary for their operations, and shall maintain such Permits in good standing.

                  8.13. INSURANCE AND CONDEMNATION PROCEEDS.

                  (a) DIRECTION TO INSURERS. Each Borrower hereby directs (and, if applicable, shall cause its Subsidiaries to direct) all insurers under policies of Property damage, boiler and machinery and business interruption insurance and payors of any condemnation claim or award relating to the Property to pay all proceeds payable under such policies or with respect to such claim or award directly to the Administrative Agent for deposit in the Domestic Concentration Account or applicable Cash Collateral Account, as appropriate.

                  (b) APPLICATION OF PROCEEDS. In the event proceeds of insurance received by the Administrative Agent under property damage, boiler and machinery policies, business interruption insurance policies, or with respect to a condemnation claim or award exceed $500,000 and do not constitute Replacement Proceeds, the Administrative Agent shall, upon receipt of such proceeds, apply all of the proceeds so received in repayment of the Obligations in the manner set forth in SECTION 3.01(b)(iii). Notwithstanding the foregoing, in the event proceeds of insurance received by the Administrative Agent under property damage, boiler and machinery policies or business interruption insurance policies (i) is less than $500,000 or (ii) constitutes Replacement Proceeds, Administrative Agent shall, upon receipt of such proceeds, remit the amount so received to the applicable Borrower or Borrower Subsidiary; provided, however, in the case of an insurance payment or condemnation award in an amount greater than $500,000, if (i) the Administrative Agent receives notice from the applicable Borrower that it or its Subsidiary, as applicable, does not intend to restore, rebuild or replace the Property subject to such insurance payment or condemnation award, (ii) the applicable Borrower or its applicable Subsidiary fails to replace or commence the restoration or rebuilding of such Property within one year after the Administrative Agent's receipt of the proceeds of such insurance payment or condemnation award, or (iii) upon completion of the restoration, rebuilding or replacement of such Property, the unused proceeds from such insurance payment or condemnation award exceed $500,000, then (x) upon the occurrence of either of the events described in CLAUSES (I) or (II) above, all such proceeds, and (y) upon the occurrence of the event described in CLAUSES
(III) above, such excess, shall constitute Net Cash Proceeds of Sale received by the Borrower or a Subsidiary of the Borrower and shall be applied to the Obligations pursuant to the terms of SECTION 3.01(b)(iii).

                                   ARTICLE IX
                               NEGATIVE COVENANTS

                  Each of the Borrowers (other than the Multicurrency Borrowers which so covenant in favor of the Multicurrency Lenders only with respect to themselves and their consolidated liabilities, assets, business and operations) covenants and agrees that it shall comply with the following covenants so long as any Commitment is outstanding and thereafter until Payment In Full of all of the Obligations, unless (except as otherwise provided below) the Requisite Lenders shall otherwise give prior written consent thereto:

                  9.01. INDEBTEDNESS. No Borrower shall, or shall permit any Borrower Subsidiary to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                  (a) the Obligations;

                  (b) Indebtedness for trade payables, wages and other accrued expenses incurred in the ordinary course of business;

                  (c) Permitted Existing Indebtedness and any extensions, renewals, refundings or replacements of such Indebtedness, provided that any such extension, renewal, refunding or replacement is in an aggregate principal amount not greater than the principal amount of, and, taken as a whole is on terms no less favorable to such Borrower or such Subsidiary than the terms of, such Permitted Existing Indebtedness so extended, renewed, refunded or replaced;

                  (d) (i) Indebtedness under Capital Leases and Indebtedness secured by purchase money Liens (including the interest of a lessor under a Capital Lease and Liens to which any Property is subject at the time of such Borrower's or Borrower Subsidiary's purchase thereof) ("PURCHASE MONEY LIENS") securing a principal amount not to exceed, together with the amounts permitted under CLAUSE (ii) below, $35,000,000 in the aggregate at any time or from time to time outstanding so long as each Purchase Money Lien shall attach only to the Property to be acquired or constructed and any sale or insurance proceeds thereof (but excluding rental contracts covering such property or any proceeds thereof), (ii) Capital Leases and purchase



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money Indebtedness incurred to finance the acquisition of fixed assets, the outstanding principal amount of which in the aggregate and when aggregated with the amount of Indebtedness permitted under CLAUSE (I) above does not exceed $35,000,000 at any time, (iii) Indebtedness under Capital Leases entered into pursuant to a Lease Finance Transaction or with respect to rental equipment, whether or not reflected on the balance sheet of the applicable Borrower or Borrower Subsidiary as Inventory, collectively securing an aggregate principal amount not to exceed $45,000,000 at any time; and (iv) any refinancing of such Indebtedness so long as (A) any Liens granted in connection with such Indebtedness shall only attach to the same Property formerly subject to the Purchase Money Lien and any sale or insurance proceeds thereof (but excluding rental contracts covering such Property or any proceeds thereof), (B) the aggregate principal amount of the Indebtedness so refinanced shall not be increased, (C) the Indebtedness is incurred for the same purpose as the Indebtedness so refinanced and (D) the refinancing shall be on terms and conditions no more restrictive than the terms and conditions of the Indebtedness so refinanced; provided, however, the aggregate outstanding principal amount of Indebtedness permitted under this CLAUSE (D) shall at no time exceed $70,000,000.

                  (e) Indebtedness in respect of taxes, assessments, governmental charges and Claims for labor, materials or supplies, to the extent that payment thereof is not required pursuant to SECTION 8.04;

                  (f) Indebtedness constituting Accommodation Obligations permitted by SECTION 9.05;

                  (g) Indebtedness arising from unsecured intercompany loans (i) from any Credit Party to any other Credit Party, (ii) from any Borrower Subsidiary not a Credit Party to any Credit Party or Pledged Entity, (iii) among Borrower Subsidiaries that are not Credit Parties or Pledged Entities, (iv) among Pledged Entities, or (v) from any Credit Party or Pledged Entity to any Borrower Subsidiary that is not a Credit Party or Pledged Entity not to exceed, with Investments permitted under SECTIONS 9.04(e)(v) and Accommodation Obligations permitted under SECTION 9.05(f)(v) but without duplication, $55,000,000 in principal amount outstanding at any time; provided, that all such loans specified in CLAUSES (i) and (v) (with respect to loans by a Credit Party only) shall be evidenced by promissory notes and pledged to the Administrative Agent pursuant to a Pledge Agreement; provided, further that no additional loans described in CLAUSES (i) THROUGH (v) shall be permitted after the occurrence and during the continuance of an Event of Default;

                  (h) Indebtedness of any Borrower arising pursuant to Interest Rate Contracts entered into in the ordinary course of business or otherwise reasonably acceptable to the Administrative Agent;

                  (i) Indebtedness of any Borrower arising pursuant to Currency Agreements entered into in the ordinary course of business or otherwise reasonably acceptable to the Administrative Agent;

                  (j) Indebtedness of NMHG Holding and the Guarantors in respect of the Senior Notes;

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

                  (k) Indebtedness with respect to customary warranties and indemnities made under (i) any agreements for asset sales permitted under
SECTION 9.02, (ii) Contractual Obligations of any Borrower or any Borrower Subsidiary entered into in the ordinary course of its business, or (iii) the payment of the Refinanced Indebtedness owing to Bank of Scotland;

                  (l) (i) Indebtedness with respect to the Australian Credit Facility, (ii) Indebtedness with respect to any working capital facility guaranteed pursuant to the Foreign Working Capital Guaranty, and (iii) Indebtedness with respect to the Bank of Scotland Overdraft Line, provided that such Bank of Scotland Overdraft Line may not be extended beyond June 30, 2002, unless the Indebtedness thereunder is otherwise permitted under SECTION 9.01(q);

                  (m) any refinancing of the Multicurrency Facility so long as
(i) in connection therewith the Multicurrency Commitments are permanently reduced to zero and terminated and the Multicurrency Obligations are Paid in Full, (ii) any Liens granted in connection with such Indebtedness do not attach to any Domestic Collateral or other Property of the Domestic Credit Parties,
(iii) the aggregate principal amount of the Indebtedness so refinanced is not greater than $70,000,000, (iv) the Indebtedness is incurred for the same purpose as the Indebtedness so refinanced, (v) no Default or Event of Default has occurred and is continuing or would result after giving effect to such refinancing, and (vi) the refinancing is on terms and conditions satisfactory to the Administrative Agent and no more restrictive than the terms and conditions of the Multicurrency Facility (and all documents requested by the Administrative Agent in connection with the making of such determination shall have been provided to the Administrative Agent) (a "PERMITTED MULTICURRENCY REFINANCING");

                  (n) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of its incurrence;

                  (o) unsecured Indebtedness in respect of obligations owed to an Affiliate of the Parent (other than a Borrower or Borrower Subsidiary) approved by the Administrative Agent and created in connection with the transfer of accrued liabilities of the Borrowers and the Borrower Subsidiaries in respect of transferred self-insured risk to the extent such self-insurance is permitted under SECTION 8.05;

                  (p) unsecured Indebtedness pursuant to the ING Working Capital Line; and

                  (q) in addition to the Indebtedness permitted by CLAUSES (A) THROUGH (P) above, other unsecured Indebtedness, in an aggregate principal amount not to exceed $15,000,000 at any time outstanding;

provided, however, that further incurrences of the Indebtedness described in CLAUSES (d) and (g) above shall be prohibited if either (A) a Default or an Event of Default shall have occurred and be continuing at the time of such incurrence or would result therefrom or (B) such Indebtedness is prohibited under the terms of any Indebtedness of any Borrower or Borrower Subsidiary.



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

                  9.02. SALES OF ASSETS. No Borrower shall, or shall permit any Borrower Subsidiary to, sell, assign, transfer, lease, convey or otherwise dispose of any Property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

                  (a) the sale of Inventory in the ordinary course of business (including sales of such Property among any of the Borrowers and the Borrower Subsidiaries);

                  (b) the sale of Property for consideration not less than the Fair Market Value thereof and (i) with respect to sales not covered by CLAUSES
(ii) through (v) below, having an aggregate Fair Market Value not in excess of $10,000,000 in any Fiscal Year; (ii) in connection with the closure or relocation of any facilities; (iii) such sale is of the assets or the Capital Stock of the Australian Subsidiaries or the NMHG Mauritius Entities; (iv) such sale is of the assets of NMHG Distribution or of the assets or the Capital Stock of NMHG Distribution's Subsidiaries (other than of any Australian Subsidiary) (collectively, the "DISTRIBUTION PROPERTY"), PROVIDED, that, in the case of any sale of any Distribution Property of NMHG Distribution (other than Capital Stock of a Subsidiary thereof), if such Distribution Property includes any Receivables or Inventory, upon consummation of such sale, an Availability Reserve shall become effective with respect to the Domestic Borrowing Base in an amount equal to ten percent (10%) of the positive difference between (A) the portion of the total consideration for such sale of Distribution Property attributable to such Receivables and Inventory and (B) the portion of the Domestic Borrowing Base attributable to such Receivables and Inventory, in each case as determined in good faith by the Domestic Borrowers and the Administrative Agent; or (v) plants and/or Property described on SCHEDULE 9.02-B; PROVIDED, HOWEVER, that (w) none of the Property subject to sales permitted by CLAUSES (i), (ii) or (v) above shall constitute Collateral, (x) any non-cash consideration resulting from such sale (which shall be limited to not more than twenty-five percent (25.0%) of the total consideration for such sale) shall, to the extent received by a Credit Party, be pledged or assigned to the Administrative Agent pursuant to the applicable Security Documents to which it is a party, (y) such Borrower complies with the mandatory prepayment provisions set forth in SECTION 3.01(b) and the conditions to the release of Collateral described in SECTION 12.09(c) and (z) before and after giving effect to such sale, no Default or Event of Default shall have occurred and be continuing;

                  (c) the transfer of Property from any Borrower Subsidiary to any Credit Party, among any of the Credit Parties, or among any Borrower Subsidiaries not constituting Credit Parties, in each case, otherwise in accordance with the Loan Documents;

                  (d) the sale of Investments in Cash Equivalents permitted pursuant to SECTION 9.04(a);

                  (e) (i) sales of Inventory or Receivables by NACCO Materials Handling S.R.L. to the UK Borrower pursuant to any agreement in form and substance satisfactory to the Administrative Agent, and (ii) sales and assignments of Receivables by the Netherlands Borrower to the UK Borrower pursuant to the Receivables Sale Agreements, provided, that all actions under the applicable Requirements of Law required to perfect the UK Borrower's ownership of such Receivables and Inventory, if applicable, shall have been taken;



                                     -129-
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                  (f) the sale of Property permitted pursuant to SECTION 9.10 or in connection with transactions permitted in SECTION 9.09; and

                  (g) additional dispositions of Property other than Inventory and Receivables of the Credit Parties which may be approved by the Administrative Agent in its sole discretion and which result in Net Cash Proceeds of not more than $5,000,000 in the aggregate and $2,000,000 in any Fiscal Year.

                  9.03. LIENS. No Borrower shall, or shall permit any Borrower Subsidiary to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective Property or assets (including the Capital Stock of each Borrower Subsidiary) except:

                  (a) Liens created by the Loan Documents;

                  (b) Permitted Existing Liens;

                  (c) Customary Permitted Liens;

                  (d) Purchase Money Liens and Liens securing Indebtedness permitted by SECTION 9.01(d), provided, that such Purchase Money Liens and other Liens are created within 90 days after the incurrence of the related Indebtedness;

                  (e) extensions, renewals, refundings and replacements of Liens referred to in CLAUSES (a) and (b) of this SECTION 9.03; provided that any such extension, renewal, refunding or replacement of a Lien referred to in CLAUSE (b) shall be limited to the Property covered by the Lien extended, renewed, refunded or replaced and that the obligations secured by any such extension, renewal, refunding or replacement Lien shall be in an amount not greater than the amount of the obligations then secured by the Lien extended, renewed, refunded or replaced;

                  (f) certain statutory and contractual rights of retention on the Inventory of the Multicurrency Borrowers and their Subsidiaries located outside of the United States which are subordinate to the Administrative Agent's security interest therein;

                  (g) Liens arising from judgments, decrees or attachments under circumstances that do not otherwise result in an Event of Default;

                  (h) Liens arising from precautionary UCC-1 financing statement filings regarding Operating Leases covering only the Property subject thereto; and

                  (i) any Lien approved by the Administrative Agent in connection with an Acquisition permitted under SECTION 9.04(f) on or affecting any Property (other than Capital Stock) acquired by a Borrower or a Borrower Subsidiary or Property of any acquired Borrower Subsidiary or Person which becomes a Borrower Subsidiary after the date of this Agreement; PROVIDED, that
(i) such Lien is created prior to the date on which such Person becomes a Borrower Subsidiary, (ii) the Lien was not created in contemplation of such Acquisition, (iii) such Lien secures Indebtedness permitted hereunder and the principal amount thereof has not increased in contemplation of or since such Acquisition and (iv) such Lien is removed or



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discharged within ninety (90) days of such Property being acquired or such
Person becoming a Borrower Subsidiary, as the case may be.

                  9.04. INVESTMENTS. No Borrower shall, or shall permit any Borrower Subsidiary to, directly or indirectly make or own any Investment except:

                  (a) Investments in cash and Cash Equivalents (including, without limitation, Cash Collateral) (i) pledged to the Administrative Agent or deposited in the Lockboxes, the Collection Accounts and the Cash Collateral Accounts in accordance with the provisions of this Agreement and the other Loan Documents and (ii) on deposit in the Disbursement Accounts or other operating or payroll accounts of the Borrower; provided, that the aggregate amount in the Disbursement Accounts identified on SCHEDULE 9.04 on an overnight basis shall not exceed for any consecutive two Business Days, $20,000,000; provided further, that the aggregate amount in such other disbursement or other accounts (excluding payroll accounts and bank errors) on an overnight basis shall not exceed at any time $15,000,000;

                  (b) Permitted Existing Investments;

                  (c) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (d) Investments in the form of advances to employees in the ordinary course of business for moving, relocation and travel expenses; and other loans to employees for any lawful purpose, provided that (i) each loan permitted under this CLAUSE (D) shall be evidenced by a promissory note and (ii) the aggregate principal amount of all such advances and loans at any time outstanding shall not exceed $1,500,000 and (iii) no such advances or loans outstanding at any time to any one Person shall exceed $500,000;

                  (e) (i) Investments by Credit Parties in other Credit Parties;
(ii) Investments by Borrower Subsidiaries that are not Credit Parties in Pledged Entities or Credit Parties; (iii) Investments by Pledged Entities in other Pledged Entities; (iv) Investments among Borrower Subsidiaries that are not Credit Parties or Pledged Entities; or (v) Investments by Credit Parties and Pledged Entities in Borrower Subsidiaries that are not Credit Parties or Pledged Entities which, with Indebtedness permitted pursuant to SECTION 9.01(g)(v) and Accommodation Obligations permitted pursuant to SECTION 9.05(f)(v) but without duplication, does not exceed $55,000,000;

                  (f) Investments in connection with the merger with, consolidation with, or acquisition of all or substantially all of the assets or Capital Stock of, or any other combination with or acquisition of any other Person (each a "ACQUISITION") so long as (i) the Administrative Agent has received at least thirty (30) Business Days' prior written notice of such Acquisition and, prior to the consummation thereof, has consented in writing to such Acquisition, (ii) the purchase price payable in cash and non-cash consideration does not exceed $5,000,000 in any one Acquisition or $15,000,000 in the aggregate in any Fiscal Year, (iii) both before and after giving effect to such Acquisition, (A) aggregate Availability under the Credit Facilities will be in excess of $35,000,000, or (B) if the Multicurrency Facility has been refinanced pursuant to

                  SECTION 9.01(m), aggregate Availability under the Domestic Facility is in excess of $25,000,000 and Cumulative Availability is in excess of $35,000,000, (iv) no Default or Event of Default has occurred and is continuing or would result after giving effect to such Acquisition, (v) to the extent applicable, the requirements of SECTION 9.07 and SECTION 9.09 have been satisfied, (vi) to the extent any Lien is required pursuant to SECTION 9.07, the Administrative Agent has been granted such a first priority secured Lien (subject only to Customary Permitted Liens and Liens permitted pursuant to SECTION 9.03(i)) in all Property (other than Property excluded from the definition of Collateral) acquired in such Acquisition, and the Borrowers and the target of such Acquisition shall have executed all documents and taken all actions as may be required by the Administrative Agent in connection therewith,
(vii) the board of directors of the target of such Acquisition shall have approved such Acquisition and such Acquisition shall otherwise be consensual,
(viii) the Indebtedness acquired in connection with such Acquisition, if any, is otherwise permitted pursuant to SECTION 9.01, and (ix) the Borrowers shall have delivered all financial reports and other documents requested by the Administrative Agent in connection with such Acquisition; provided, that any Inventory or Receivables acquired in connection with such Acquisition shall not constitute Eligible Inventory or Eligible Receivables until the Administrative Agent has received an audit satisfactory to the Administrative Agent and has otherwise approved such Property for inclusion in Eligible Inventory or Eligible Receivables, as applicable; and

                  (g) Investments permitted in connection with Accommodation Obligations permitted under SECTION 9.05(e).

                  9.05. ACCOMMODATION OBLIGATIONS. No Borrower shall or shall permit any of its Subsidiaries to directly or indirectly create or become or be liable with respect to any Accommodation Obligation, except:

                  (a) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of its business;

                  (b) Permitted Existing Accommodation Obligations and any extensions, renewals or replacements thereof, provided that the aggregate Indebtedness under any such extension, renewal or replacement is not greater than the Indebtedness under, and shall be on terms no less favorable to the Borrower or such Subsidiary than the terms of, the Permitted Existing Accommodation Obligation so extended, renewed or replaced;

                  (c) Accommodation Obligations (i) arising under the Loan Documents, (ii) with respect to the Indebtedness permitted under SECTIONS 9.01(d) so long as such Accommodation Obligations are unsecured and the remedies thereunder only arise after a default has occurred or is continuing under such related Indebtedness or (iii) otherwise in respect of the Indebtedness permitted under SECTION 9.01(a), (h), (i), (m) or (q);

                  (d) Accommodation Obligations of the Domestic Credit Parties with respect to the Senior Notes;

                  (e) Accommodation Obligations of the Credit Parties with respect to Lift Truck Financing Guarantees;

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

                  (f) Accommodation Obligations (i) of Credit Parties with respect to Indebtedness of Credit Parties; (ii) of Borrower Subsidiaries not constituting Credit Parties with respect to Indebtedness of Credit Parties or Pledged Entities; (iii) of Pledged Entities with respect to Indebtedness of Pledged Entities; (iv) of Borrower Subsidiaries not constituting Credit Parties with respect to Indebtedness of Borrower Subsidiaries not constituting Credit Parties; and (v) of Credit Parties with respect to Indebtedness of Borrower Subsidiaries not constituting Credit Parties in an aggregate amount, together with Indebtedness permitted pursuant to SECTION 9.01(g)(v) and Investments permitted pursuant to SECTIONS 9.04(e)(v) but without duplication, not to exceed $55,000,000; and

                  (g) in addition to the Accommodation Obligations permitted by CLAUSES (a) through (f) above, other unsecured Accommodation Obligations in an aggregate amount not to exceed $15,000,000 at any time outstanding.

                  9.06. RESTRICTED PAYMENTS.

                  (a) RESTRICTION ON DIVIDENDS.

                  (i) From the Closing Date and through December 31, 2002, NMHG Holding may not make any cash dividend or other distribution, direct or indirect, on account of any shares of, or interests in, any class of Capital Stock of NMHG Holding (a "DIVIDEND"); and

                  (ii) NMHG Holding may not make a Dividend after December 31, 2002, unless (A) the aggregate Dividends made in any Fiscal Year do not exceed $5,000,000, (B) as of the end of the most recent fiscal quarter, the Leverage Ratio is less than or equal to 3.0x, (C) after giving effect to such Dividend, (1) aggregate Availability under the Credit Facilities exceeds $50,000,000, or (2) if the Multicurrency Facility has been refinanced pursuant to SECTION 9.01(m), aggregate Availability under the Domestic Facility is in excess of $35,000,000 and Cumulative Availability is in excess of $50,000,000, (D) a Default or Event of Default has not occurred nor is continuing, and after giving effect to such Dividend, no Default or Event of Default would occur or be continuing, and (E) no Bankruptcy Event with respect to the Parent has occurred and is continuing.

                  (b) OTHER RESTRICTED PAYMENTS. Except as set forth in SECTION 9.06(a) above, no Borrower shall or shall permit any Borrower Subsidiary to otherwise declare or make any Restricted Payment, except:

                  (i) regularly scheduled payments of principal and interest by NMHG Holding on the Senior Notes;

                  (ii) cash dividends on the Capital Stock of any Borrower to any other Borrower paid and declared in any Fiscal Year;

                  (iii) dividends or distributions to the Parent consistent with past practices (A) to pay franchise taxes and other amounts allocable to such Borrower or Borrower Subsidiary required by the Parent to maintain its corporate existence, (B) to pay for all operating and overhead expenses of the Parent allocable to such Borrower or Borrower Subsidiary (including, without limitation, salaries and other compensation of employees, and directors' fees and expenses) incurred by the Parent in the ordinary course of its business, (C) to pay the Parent fees for services provided by the Parent to such Borrower or Borrower Subsidiary that would otherwise have been performed by third parties and (D) to reimburse the Parent for the payment of amounts relating to travel and entertainment expenses and legal, consulting, software, accounting and other similar services provided by third parties on any Borrower or Borrower Subsidiary's behalf; provided, however, that such aggregate dividends or other distributions by all Borrowers and Borrower Subsidiaries pursuant to CLAUSE (B) of this SECTION 9.06(b)(iii) shall not exceed in any Fiscal Year an aggregate of $3,000,000;

                  (iv) payments or repayments of advances to the Parent pursuant to the Tax Sharing Agreement to the extent consistent with past practices;

                  (v) cash dividends (or other distributions) paid solely to a Borrower or Borrower Subsidiary by any of such Person's Subsidiaries;

                  (vi) payments of intercompany Indebtedness (A) by any Borrower Subsidiary (other than a Borrower) to any Credit Party, (B) by any Borrower Subsidiary (other than a Credit Party) to any other Borrower Subsidiary, and (C) by any Credit Party to any Borrower Subsidiary, in each case, to the extent such Indebtedness is permitted by SECTION 9.01(g) and 9.01(O); and

                  (vii) payments of Indebtedness permitted by SECTION 9.01(p);

provided, however, that the Restricted Payments described in CLAUSES (iii)(b),
(vi)(c) and (vii) above shall not be permitted if either (A) a Default or an Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom or (B) such Restricted Payment is prohibited under the terms of any Indebtedness or Capital Stock of any Borrower or Borrower Subsidiary; provided, further, however, that the Restricted Payments described in CLAUSE (vii) above shall not be subject to the limitations set forth in this paragraph following the refinancing of the Multicurrency Facility in accordance with SECTION 9.01(m).

                  9.07. CONDUCT OF BUSINESS; SUBSIDIARIES; ACQUISITIONS.

                  (a) No Borrower shall, or shall permit any Borrower Subsidiary to, engage in any business other than the businesses engaged in by it on the date hereof and any business or activities which are substantially similar, related or incidental thereto.

                  (b) No Borrower shall, or shall permit any Borrower Subsidiary to, create, capitalize or acquire any Subsidiary after the date hereof except with the prior written consent of the Administrative Agent and so long as:

                  (i) with respect to any Domestic Subsidiary created, capitalized or acquired after the Closing Date, (A) the Capital Stock of such Subsidiary has been pledged to the Administrative Agent as security for the Obligations pursuant a Pledge Agreement, (B) such Subsidiary has guaranteed the Obligations pursuant to a Multicurrency Borrower Guaranty and a Domestic Borrower Guaranty, and
         (C) such Subsidiary has granted to the Administrative Agent as security for the Obligations a security interest in all of its assets pursuant to a Domestic Security Agreement (and a Trademark Security Agreement, if applicable);

                  (ii) with respect to any first tier Foreign Subsidiary of any Domestic Borrower created, capitalized or acquired after the Closing Date, (A) sixty-five percent (65.0%) of the Capital Stock of such Subsidiary has been pledged to the Administrative Agent as security for the Obligations pursuant to a Pledge Agreement and (B) and if such Subsidiary owns directly, or indirectly, Capital Stock of a Multicurrency Borrower, (1) such Subsidiary has granted to the Administrative Agent as security for the Multicurrency Obligations a security interest in all of its assets pursuant to a Foreign Security Agreement, (2) such Subsidiary has guaranteed the Multicurrency Obligations pursuant to a Foreign Guaranty and (3) such Subsidiary has pledged the Capital Stock of each of its Foreign Subsidiaries as security for the Multicurrency Obligations pursuant to a Pledge Agreement; provided, however, that until the earlier of (x) the consummation of the Australian Reorganization and (y) July 31, 2002 (which date, in the sole discretion of the Administrative may be extended to September 30, 2002) the Australian Subsidiaries shall not be subject to this CLAUSE (iii);

                  (iii) with respect to any Subsidiary of any Foreign Credit Party created, capitalized or acquired after the Closing Date, (A) the Capital Stock of such Subsidiary has been pledged to the Administrative Agent as security for the Multicurrency Obligations pursuant to a Pledge Agreement, (B) such Subsidiary has guaranteed the Multicurrency Obligations pursuant to a Foreign Guaranty, and (C) such Subsidiary has granted to the Administrative Agent as security for the Multicurrency Obligations a security interest in all of its assets pursuant to a Foreign Security Agreement (and a Trademark Security Agreement, if applicable) and (D) such Subsidiary has pledged the Capital Stock of each of its Foreign Subsidiaries as security for the Multicurrency Obligations, except that if the total assets of such Subsidiary do not exceed $5,000,000, the foregoing CLAUSE (III) shall not apply until such time as such Subsidiary's total assets are in excess of such amount; and

                  (iv) with respect to an Acquisition, such Acquisition is otherwise permitted pursuant to SECTION 9.04(f).

                  (c) No Borrower shall permit any Domestic Subsidiary, first tier Foreign Subsidiary of a Domestic Borrower, or Subsidiary of a Foreign Credit Party to have total assets in excess of $5,000,000 unless (i) all of (or if subject to the following paragraph, sixty-five percent (65.0%) of) the Capital Stock of such Subsidiary has been pledged to the Administrative Agent as security for the Obligations (or, with respect to a Subsidiary of a Multicurrency Borrower, for the Multicurrency Obligations only) pursuant to a Pledge Agreement, (ii) with respect to any Domestic Subsidiary, such Subsidiary has guaranteed the Obligations pursuant to a Multicurrency Borrower Guaranty and a Domestic Borrower Guaranty and has granted to the Administrative Agent as security for the Obligations a security interest in all of its assets pursuant to a Domestic Security Agreement (and a Trademark Security Agreement, if applicable), and (iii) with respect to any Subsidiary of a Foreign Credit Party, such Subsidiary has guaranteed the Multicurrency Obligations pursuant to a Foreign Guaranty and has granted to the Administrative Agent as security for the Obligations a security interest in all of its assets pursuant to a Foreign Security Agreement (and a Trademark Security Agreement, if applicable).

Notwithstanding anything to the contrary in the foregoing paragraphs (b) and
(c), if any Borrower Subsidiary is a controlled foreign corporation within the meaning of United States Treasury Regulations Section 1.956-2(c)(1), then no more than 65.0% of the Capital Stock of such Subsidiary shall be required to be pledged to the Administrative Agent as security for the Domestic Obligations.

                  9.08. TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES. No Borrower shall, or shall permit any Borrower Subsidiary to, directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of more than five percent (5%) of any class of equity Securities of any Borrower, or with any other Affiliate of any Borrower which is not its Subsidiary:

                  (a) on terms that are less favorable to such Borrower or such Borrower Subsidiary, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate;

                  (b) if such Affiliate transaction involves an amount in excess of $10,000,000, unless the terms of which are set forth in writing and a majority of the members of such Borrower or Borrower Subsidiary's board of directors disinterested with respect to such Affiliate transaction have determined in good faith that the criteria set forth in CLAUSE (a) are satisfied and have approved the relevant Affiliate transaction as evidenced by a resolution of such board of directors; provided, that for purposes of this paragraph only, in the event of any Affiliate transaction involving the Parent, those members of the board of directors of the applicable Borrower or Borrower Subsidiary who are not Permitted Holders and are members of the board of directors of the Parent shall be deemed disinterested; or

                  (c) if such Affiliate transaction involves an amount in excess of (i) $10,000,000 in the case of any Affiliate transaction between the Parent, on the one hand, and any Borrower or any Borrower Subsidiary, on the other hand, or (ii) $20,000,000 in the case of any other Affiliate transaction, unless the board of directors of the applicable Borrower or Borrower Subsidiary shall also have received a written opinion from an Independent Qualified Party to the effect that such Affiliate transaction is fair, from a financial standpoint, to NMHG Holding and its Subsidiaries and the applicable Borrower or Borrower Subsidiary or not less favorable to NMHG Holding and its Subsidiaries and the applicable Borrower or Borrower Subsidiary than could reasonably be expected to be obtained at the time in an arm's-length transaction with a Person who was not an Affiliate.

Nothing contained in this SECTION 9.08 shall prohibit (w) any transaction expressly permitted by SECTIONS 9.01, 9.02, 9.04, 9.05 and 9.06; (x) increases in compensation and benefits for officers and employees of any Borrower or any Borrower Subsidiary which are customary in the industry or consistent with the past business practice of such Borrower or such Subsidiary, provided that no Event of Default or Default has occurred and is continuing; (y) payment of customary directors' fees and indemnities; or (z) performance of any obligations arising under the Loan Documents.

                  9.09. RESTRICTION ON FUNDAMENTAL CHANGES. No Borrower shall, or shall permit any Borrower Subsidiary to, enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of such Person's business or Property, whether now or hereafter acquired, except:

                  (a) in connection with transactions permitted under SECTION 9.02;

                  (b) for a merger of (i) a Domestic Credit Party into a Domestic Borrower or a Foreign Credit Party into a Multicurrency Borrower, (ii) a Guarantor into another Guarantor, or (iii) any other Borrower Subsidiary into another Borrower Subsidiary, provided that if the non-surviving entity was a Pledged Entity, the Capital Stock of such surviving entity shall be pledged to the Administrative Agent in accordance with SECTION 9.07 as if such surviving entity is a newly acquired entity; provided that the documents governing such merger are satisfactory to the Administrative Agent; and

                  (c) in connection with the Australian Reorganization, provided that the Capital Stock of each first tier Subsidiary of a Domestic Borrower in existence upon consummation thereof (whether previously existing, newly formed or as the surviving entity of a merger), shall be pledged to the Administrative Agent in accordance with SECTION 9.07 as if such surviving Australian Subsidiary is a newly acquired entity.

                  9.10. SALE AND LEASEBACK TRANSACTIONS; OPERATING LEASES.

                  (a) Except with respect to the Property identified on SCHEDULE
9.10 attached hereto, no Borrower shall, or shall permit any Borrower Subsidiary to, become liable, directly, by assumption or by Accommodation Obligation, with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real or personal or mixed) which it or any of its Subsidiaries
(i) sold or transferred or is to sell or transfer to any other Person, or (ii) intends to use for substantially the same purposes as any other Property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person, in either instance, in connection with such lease.

                  (b) None of the Borrowers or the Borrower Subsidiaries shall become liable in any way, whether directly or by assignment or by Accommodation Obligation, for the obligations of a lessee under any Operating Lease unless (i) such Operating Lease is entered into pursuant to a Lease Finance Transaction;
(ii) such Operating Lease is with respect to rental equipment, whether or not reflected on the balance sheet of the applicable Borrower or Borrower Subsidiary as Inventory (a "RENTAL EQUIPMENT OPERATING LEASE") and, immediately after giving effect to the incurrence of liability with respect to such Rental Equipment Operating Lease, either (A) aggregate Availability under the Credit Facilities is equal to or greater than $40,000,000 and the Impairment Adjustment with respect to all Rental Equipment Operating Leases for the immediately preceding fiscal quarter is less than $2,000,000, or (B) aggregate

Availability under the Credit Facilities is less than $40,000,000 and the Impairment Adjustment with respect to all Rental Equipment Operating Leases for the immediately preceding fiscal quarter is less than $1,000,000; or (iii) such Operating Lease is with respect to Property not constituting Collateral (a "NON-COLLATERAL OPERATING LEASE"), and, immediately after giving effect to the incurrence of liability with respect to such Non-Collateral Operating Lease, the aggregate amount of all rents (whether paid or accrued (without duplication)) in any Fiscal Year under such Non-Collateral Operating Leases of the Borrowers and the Borrower Subsidiaries in any Fiscal Year (determined in conformity with GAAP) is not in excess of $25,000,000.

                  9.11. MARGIN REGULATIONS; SECURITIES LAWS. No Borrower shall, or shall permit any Borrower Subsidiary to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry Margin Stock or to violate the Securities Exchange Act or the Securities Act, provided, however, that proceeds of any credit extended hereunder that are distributed to Parent in accordance with SECTION 9.06 may be used by the Parent to purchase and retire its own Capital Stock; provided, further, however, that neither the Borrower nor any Borrower Subsidiary shall at any time own any Margin Stock.

                  9.12. ERISA. No Borrower shall, or shall permit any Borrower Subsidiary to:

                  (a) engage, or permit any of its Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                  (b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

                  (c) fail, or permit any ERISA Affiliate who is a Borrower or a Borrower Subsidiary to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                  (d) terminate, or permit any ERISA Affiliate who is a Borrower or Borrower Subsidiary to terminate, any Benefit Plan which would result in any liability of Borrower or any ERISA Affiliate under Title IV of ERISA;

                  (e) fail to make any contribution or payment to any Multiemployer Plan which Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                  (f) fail, or permit any ERISA Affiliate who is a Borrower or Borrower Subsidiary to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment;

                  (g) amend, or permit any ERISA Affiliate who is a Borrower or a Borrower Subsidiary to amend, a Benefit Plan resulting in an increase in current liability for the plan year such that the Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Internal Revenue Code;

                  (h) permit any further unfunded liabilities with respect to any Foreign Pension Plan which would trigger a requirement to make a material increase in contributions to fund any such liabilities; or

                  (i) fail, or permit any of its Subsidiaries to fail, to pay any required contributions or payments to a Foreign Pension Plan on or before the due date for such required installment or payment.

                  9.13. CONSTITUENT DOCUMENTS. Other than in connection with a transaction permitted pursuant to SECTION 9.09, (a) no Borrower shall, or shall permit any Credit Party or Pledged Entity to, amend, modify or otherwise change any of the terms or provisions in any of their respective Constituent Documents as in effect on the Closing Date, except that any Credit Party may change its name in accordance with the applicable Domestic Security Agreement or Foreign Security Agreement, and (b) no Borrower shall permit any Borrower Subsidiary that is not a Credit Party or Pledged Entity to amend, modify or otherwise change in any material respect any of the terms or provisions in any of their respective Constituent Documents as in effect on the Closing Date.

                  9.14. FISCAL YEAR. No Borrower or Borrower Subsidiary shall change its Fiscal Year for accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year.

                  9.15. CANCELLATION OF DEBT; PREPAYMENT OF INDEBTEDNESS; CERTAIN AMENDMENTS. No Borrower shall, or shall permit any Borrower Subsidiary to, (i) cancel any material claim or debt or amend or modify the terms thereof, except in the ordinary course of its business or pursuant to the exercise of reasonable business judgment; (ii) except for regularly scheduled payments as expressly permitted pursuant to the terms of the Loan Documents, prepay, redeem, purchase, repurchase, defease or retire any Indebtedness or the Senior Notes;
(iii) terminate, amend, supplement or otherwise modify the terms of the Senior Notes or the Senior Note Indenture; or (iv) permit the Constituent Documents of any Borrower Subsidiary which is a limited liability company, or any document or instrument evidencing a membership interest in such limited liability company, to provide that membership interests in such Subsidiary are securities governed by Article 8 of the Uniform Commercial Code as in effect in any applicable jurisdiction.

                  9.16. ENVIRONMENTAL MATTERS. Neither NMHG Holding, nor NMHG, nor any of NMHG's Subsidiaries shall become subject to any Liabilities and Costs which would have a Material Adverse Effect and which arise out of or relate to
(a) exposure to or the Release or threatened Release to, from or at any location of any Contaminant, or any Remedial Action in response thereto, or (b) any violation of any Environmental, Health and Safety Requirements of Law.

                  9.17. CASH MANAGEMENT. No Borrower shall, or shall permit any Borrower Subsidiary to, (a) open any deposit or payroll account or securities account except in accordance with SECTION 3.06 or (b) authorize or direct any Person to take any action with respect to amounts deposited in the Lockboxes, the Collection Accounts, the Cash Collateral Accounts, or the Domestic Concentration Account in contravention of the provisions hereof.

                  9.18. NO RESTRICTIONS ON SUBSIDIARY DIVIDENDS. Except to the extent that any such agreement may be contained in the Loan Documents or the Senior Notes, no Borrower will agree, or permit any Borrower Subsidiary to agree, to create or otherwise permit to exist any consensual encumbrance or restriction of any kind on the ability of any Borrower Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owing to, any Borrower or any other Borrower Subsidiary.

                                   ARTICLE X
                               FINANCIAL COVENANTS

                  Each of the Borrowers covenants and agrees that so long as any Commitment is outstanding and thereafter until Payment In Full of all of the Obligations, unless the Requisite Lenders (or, with respect to SECTION 10.01, all Lenders) shall otherwise give prior written consent thereto:

                  10.01. EXCESS AVAILABILITY. The Borrowers shall at all times maintain aggregate Availability of $15,000,000 under the Credit Facilities.

                  10.02. MAXIMUM LEVERAGE RATIO. NMHG Holding and its Subsidiaries shall maintain a Leverage Ratio, as determined as of the last day of each fiscal quarter of NMHG Holding set forth below, of not more than the ratio set forth below opposite such periods:

                  Period                                    Ratio
                  ------                                    -----
                  June 30, 2002                             6.60x

                  September 30, 2002                        6.25x

                  December 31, 2002                         5.25x

                  March 31, 2003                            4.25x

                  June 30, 2003                             3.50x

                  September 30, 2003                        3.50x

                  December 31, 2003                         3.50x

                  March 31, 2004 and every
                           fiscal quarter thereafter        3.25x

                  10.03. MINIMUM FIXED CHARGE COVERAGE RATIO. NMHG Holding and its Subsidiaries shall maintain a Fixed Charge Coverage Ratio on a consolidated basis, as of the last day of each fiscal quarter set forth below for the four-fiscal-quarter period then ending (or (i) with respect to the fiscal quarter ending on June 30, 2002, for the two-fiscal-quarter period then ending or (ii) with respect to the fiscal quarter ending on September 30, 2002, for the three-fiscal-quarter period then ending) of at least the ratio set forth below opposite such determination date:

                  Fiscal Quarter Ending                      Ratio
                  ---------------------                      -----
                  June 30, 2002                              0.50x

                  September 30, 2002                         0.50x

                  December 31, 2002                          0.65x

                  March 31, 2003                             0.70x

                  June 30, 2003                              0.80x

                  September 30, 2003                         1.00x

                  December 31, 2003                          1.10x

                  March 31, 2004                             1.20x

                  June 30, 2004                              1.30x

                  September 30, 2004                         1.40x

                  December 31, 2004 and every
                           fiscal quarter thereafter         1.50x

                  10.04. MAXIMUM CAPITAL EXPENDITURES. Capital Expenditures made or incurred by NMHG and its Subsidiaries on a consolidated basis shall not exceed the amounts set forth below during the Fiscal Years set forth below (or such portion thereof) opposite such amounts; provided, that fifty percent (50.0%) of the excess of the maximum specified above for such Fiscal Year over the Capital Expenditures made in such Fiscal Year may be carried over to the next succeeding Fiscal Year (such carry-over amount being available only for use in such succeeding Fiscal Year (or portion thereof) and being treated as the first amount spent in such succeeding Fiscal Year, in each case for purposes of applying this PROVISO to such Fiscal Year).

                  Period                              Capital Expenditures
                  ------                              --------------------
                  FYE December 31, 2002                $30,000,000

                  FYE December 31, 2003                $65,000,000

                  FYE December 31, 2004                $80,000,000

                  Through June 30, 2005                $80,000,000

                                   ARTICLE XI
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

                  11.01. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an Event of Default hereunder:

                  (a) FAILURE TO MAKE PAYMENTS WHEN DUE. Any Borrower shall fail to pay when due any of the Obligations.

                  (b) BREACH OF CERTAIN COVENANTS. Any Borrower shall fail to perform or observe duly and punctually any agreement, covenant or obligation binding on such Person under (i) SECTION 7.02, 7.03, 7.07, 7.11 (solely with respect to notices of defaults and nonpayments required pursuant to such section), 8.01, 8.02, 8.03, 8.04, 8.05 (solely with respect to the failure to pay insurance premiums which has the effect of terminating any insurance policy required to be maintained pursuant to such section), 8.06 or 8.12 or (ii)
ARTICLE IX or ARTICLE X.

                  (c) BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made or deemed made by any Borrower or any Borrower Subsidiary to the Administrative Agent, any Lender or Issuing Bank herein or in any other Loan Document or in any certificate at any time given by any such Person pursuant to any Loan Document shall be false or misleading in any material respect on the date made (or deemed made).

                  (d) OTHER DEFAULTS. Other than as covered by PARAGRAPHS (a),
(b) or (c) of this SECTION 11.01, any Borrower or any Borrower Subsidiary (where applicable) shall fail to perform or observe duly and punctually any agreement, covenant or obligation binding on such Person under (i) SECTION 7.05 and such default shall continue for two (2) Business Days after the occurrence thereof,
(ii) SECTION 7.06, 7.08 or 8.13(b), and such default shall continue for five (5) Business Days after the occurrence thereof, (iii) SECTION 7.01, 7.04, 7.09, 7.11, 8.05, 8.07, 8.08, 8.09, 8.10 or 8.13(a), and such default shall continue for ten (10) Business Days after the occurrence thereof, (iv) SECTION 7.10, 7.12, 7.13, or the non-monetary provisions of the Letter Agreement, and such default shall continue for fifteen (15) Business Days after the occurrence thereof, or (v) any other term contained herein (other than under SECTION 8.11) or in any other Loan Document, and such default shall continue for thirty (30) calendar days.

                  (e) DEFAULT AS TO OTHER INDEBTEDNESS. Any Borrower or Borrower Subsidiary shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) after any grace period applicable thereto with respect to the Senior Notes, or any other Indebtedness (other than an Obligation) in excess of $2,500,000 and, if (i) aggregate Availability under the Credit Facilities is greater than $30,000,000 or (ii) the Multicurrency Facility has been refinanced pursuant to SECTION 9.01(m), and aggregate Availability under the Domestic Facility is in excess of $25,000,000 and Cumulative Availability is in excess of $30,000,000, such default shall continue for three Business Days; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such, if the effect thereof is (or, with the giving of notice or lapse of time or both, would be) to cause an acceleration, mandatory redemption or other required repurchase of any such Indebtedness, or permit the holders of any such Indebtedness to accelerate the maturity of such Indebtedness or require the redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by any Borrower or any Borrower Subsidiary (other than by a regularly scheduled required prepayment, mandatory redemption or required repurchase) prior to the stated maturity thereof.

                  (f) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

                  (i) An involuntary case, proceeding or other action shall be commenced against any Borrower or any Borrower Subsidiary under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or seeking appointment of a receiver, administrative receiver, trustee, receiver-manager, liquidator, sequestrator, administrator, custodian or similar official for it or for all or any substantial part of its assets, which case, proceeding or other action results in entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for period of thirty (30) days; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Borrower or any Borrower Subsidiary in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

                  (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, receiver-manager, liquidator, administrative receiver, sequestrator, trustee, custodian or other officer having similar powers over any Borrower or any Borrower Subsidiary or over all or a substantial part of the Property of any Borrower or any Borrower Subsidiary shall be entered; or an interim receiver, trustee or other custodian of any Borrower or any Borrower Subsidiary or of all or a substantial part of the property of any Borrower or any Borrower Subsidiary shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the Property of any Borrower or any Borrower Subsidiary shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within thirty (30) days after entry, appointment or issuance.

                  (g) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. Any Borrower or any Borrower Subsidiary shall (i) commence any voluntary case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, receiver-manager, administrative receiver, liquidator, sequestrator, administrator, custodian or similar official for it or for all or any substantial part of its assets or (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, receiver-manager, liquidator, sequestrator, trustee or other custodian or other officer for all or a substantial part of its property, (iv) generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make any general assignment for the benefit of creditors or shall otherwise become insolvent under any relevant law, (v) take any other action to authorize any of the actions set forth in this paragraph (g), or (vi) any petition is presented by any Person for the appointment of an administrator of any Borrower or any Borrower Subsidiary.

                  (h) JUDGMENTS AND ATTACHMENTS.

                  (i) Any money judgment (other than a money judgment covered by insurance as to which the insurance company has acknowledged coverage), writ or warrant of attachment, distress or similar process against any Borrower or any Borrower Subsidiary or any of their respective assets involving in any case an amount in excess of $2,000,000 is entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; provided, however, if any such judgment, writ or warrant of attachment or similar process is in excess of $5,000,000, the entry thereof shall immediately constitute an Event of Default hereunder.

                  (ii) A federal tax Lien is filed against any Borrower, any Borrower Subsidiary or any Property of any Borrower or any Borrower Subsidiary which is not discharged of record, bonded over or otherwise secured to the satisfaction of the Administrative Agent within forty
         (40) days after the filing thereof or the date upon which the Administrative Agent receives actual knowledge of the filing thereof for an amount which equals or exceeds $2,000,000.

                  (iii) An Environmental Lien is filed against any Property of any Borrower or any Borrower Subsidiary with respect to Claims in an amount which equals or exceeds $2,000,000.

                  (i) DISSOLUTION. Any order, judgment or decree shall be entered against any Borrower or any Borrower Subsidiary, decreeing its involuntary dissolution, split up or other similar proceeding, and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days; or any Borrower or any Borrower Subsidiary shall otherwise dissolve or cease to exist except as specifically permitted hereby; or any corporate action or other steps shall be taken to wind-up, liquidate or dissolve NACCO Materials Handling S.R.L.

                  (j) LOAN DOCUMENTS; FAILURE OF SECURITY. At any time, for any reason, (i) any Loan Document ceases to be in full force and effect (except in accordance with its terms) or any Borrower or any Borrower Subsidiary party thereto seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any Borrower or any Borrower Subsidiary seeks to render such Liens, invalid or unperfected, or (ii) Liens in favor of the Administrative Agent, the Issuing Bank and/or the Lenders contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall be subordinated or shall not have the priority contemplated hereby or by the other Loan Documents.

                  (k) TERMINATION EVENT. Any Termination Event occurs which the Administrative Agent reasonably believes could subject any Borrower or any ERISA Affiliate to a liability in excess of $2,000,000.

                  (l) WAIVER OF MINIMUM FUNDING STANDARD. If the plan administrator of any Plan applies under Section 412(d) of the Internal Revenue Code for a waiver of the minimum funding standards of Section 412(a) of the Internal Revenue Code and the Administrative Agent believes that the substantial business hardship upon which the application for the waiver is based could subject any Borrower or any ERISA Affiliate to liability in excess of $2,000,000.

                  (m) MATERIAL ADVERSE CHANGE. An event shall exist or occur which has a Material Adverse Effect.

                  (n) CHANGE OF CONTROL. A Change of Control shall have occurred.

                  (o) AUSTRALIAN CREDIT FACILITY SUBLIMIT. The outstanding obligations of any Borrower or Borrower Subsidiary under the Australian Credit Facility shall exceed the Australian Credit Facility Sublimit for more than three Business Days after the Administrative Agent sends notice thereof to any Borrower or Borrower Subsidiary or any Borrower or Borrower Subsidiary otherwise has Knowledge thereof.

                  (p) HITFL CONTRACT. If the closing condition pursuant to
SECTION 5.01(n) shall have been satisfied pursuant to CLAUSE (iii) of such SECTION, the Borrower shall incur any obligations under the HITFL Contract unless prior to such incurrence, the conditions pursuant to SECTIONS 5.01(n)(i) or (ii) have been satisfied.

An Event of Default shall be deemed "continuing" until cured or waived in accordance with SECTION 14.07.

                  11.02. RIGHTS AND REMEDIES.

                  (a) ACCELERATION AND TERMINATION. Upon the occurrence of any Event of Default described in Sections 11.01(f) or 11.01(g), the Commitments shall automatically and immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Obligations and all accrued fees shall automatically become immediately due and payable, without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrowers; and upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent shall at the request, or may with the consent, of the Requisite Lenders, by written notice to the Borrowers, (i) declare that all or any portion of the Commitments are terminated, whereupon the Commitments and the obligation of each Lender to make any Loan hereunder and of each Lender or Issuing Bank to Issue or participate in any Letter of Credit not then Issued shall immediately terminate, and/or (ii) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Obligations to be, and the same shall thereupon be, immediately due and payable, without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrowers.

                  (b) DEPOSIT FOR LETTERS OF CREDIT. In addition, after the occurrence and during the continuance of an Event of Default, (i) with respect to Letter of Credit Obligations under the Domestic Facility, the Domestic Borrowers jointly and severally agree, and (ii) with respect to Letter of Credit Obligations under the Multicurrency Facility, the Multicurrency Borrowers jointly and severally agree, promptly upon demand by the Administrative Agent (given upon the written instructions of the Requisite Lenders or, in the absence of such instructions, in its sole discretion), to deliver to the Administrative Agent, Cash Collateral in such form as requested by the Administrative Agent for deposit in the applicable Cash Collateral Account, together with such endorsements, and execution and delivery of such documents and instruments as the Administrative Agent may reasonably request in order to perfect or protect the Administrative Agent's Lien with respect thereto, in an aggregate principal amount equal to 105% of the then outstanding Letter of Credit Obligations under the applicable Letter of Credit Facility.

                  (c) RESCISSION. If at any time after termination of the Commitments and/or acceleration of the maturity of the Loans, the Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations under the applicable Credit Facility which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to SECTION 14.07, then upon the written consent of the Requisite Lenders and written notice to the Borrowers, the termination of the Commitments and/or the acceleration and the consequences of such termination and/or acceleration may be rescinded and annulled; but such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuing Bank to a decision which may be made at the election of the Requisite Lenders; they are not intended to benefit the Borrowers and do not give any Borrower the right to require the Lenders to rescind or annul any termination of the aforesaid obligations of the Lenders or the Issuing Bank or any termination of the aforesaid obligations of the Lenders or the Issuing Bank or any acceleration hereunder, even if the conditions set forth herein are met.

                  (d) ENFORCEMENT. The Borrowers acknowledge that in the event any Borrower or any Borrower Subsidiary fails to perform, observe or discharge any of its respective obligations or liabilities hereunder or under any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent, the Issuing Bank and the Lenders; therefore, each Borrower agrees that the Administrative Agent, the Issuing Bank and the Lenders shall be entitled after the occurrence and during the continuance of an Event of Default to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  11.03. CASH COLLATERAL. The Administrative Agent may, at any time after an Event of Default has occurred and is continuing, and otherwise consistent with the Uniform Commercial Code (or any applicable Requirements of Law in any other relevant jurisdiction), sell or cause to be sold any Cash Equivalents being held by the Administrative Agent as Cash Collateral (in any Cash Collateral Account, or otherwise) at any broker's board or at public or private sale, in one or more sales or lots, at such price as the Administrative Agent may deem best, without assumption of any credit risk, and the purchaser of any or all such Cash Equivalents so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Administrative Agent, any of the Lenders and the Issuing Bank may, in its own name or in the name of a designee or nominee, buy such Cash Equivalents at any public sale and, if permitted by applicable law, buy such Cash Equivalents at any private sale. The Administrative Agent shall apply the proceeds of any such sale, net of any expenses incurred in connection therewith, and any other funds deposited in (x) the Domestic Cash Collateral Accounts, to the payment of the Domestic Obligations in accordance with this Agreement and (y) the Multicurrency Cash Collateral Account to the payment of the Multicurrency Obligations in accordance with this Agreement. Each Borrower agrees that (a) each sale of Cash Equivalents shall be conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to such Cash Equivalents and shall be deemed to be commercially reasonable and (b) any requirement of reasonable notice shall be met if such notice is received by NMHG at its notice address on the signature pages hereto at least ten (10) Business Days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is waived to the extent permitted by law. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  11.04. LICENSE FOR USE OF SOFTWARE AND OTHER INTELLECTUAL PROPERTY. Unless expressly prohibited by the licensor thereof, if any, the Administrative Agent is hereby granted a license to use, without charge, the computer programs, software, printouts and other computer materials, technical knowledge or processes, data bases, materials, trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, patents, patent applications, trade names, industrial designs, rights of use of any name, labels, fictitious names, inventions, designs, trade secrets, goodwill, registrations, copyrights, copyright applications, Permits, licenses, franchises, customer lists, credit files, correspondence, and advertising materials or any Property of a similar nature of any Credit Party or Borrower Subsidiary, in each case, as it pertains to the Collateral owned by such Person, or any rights to any of the foregoing, in completing production of, advertising for sale, and selling any of such Collateral, and such Person's rights under all licenses and franchise agreements shall inure to the benefit of the Administrative Agent. The Administrative Agent agrees not to use any such license prior to the occurrence of an Event of Default without giving prior notice to the applicable Credit Party or Subsidiary thereof.

                                  ARTICLE XII
                            THE ADMINISTRATIVE AGENT

                  12.01. APPOINTMENT.

                  (a) Each Domestic Lender, Issuing Bank, and Multicurrency Lender hereby designates and appoints CNAI as the Administrative Agent hereunder (and as security trustee or security agent under each Foreign Security Agreement, in each case on and subject to the terms thereunder), and each such Person hereby irrevocably authorizes the Administrative Agent to execute such documents (including, without limitation, the Loan Documents to which the Administrative Agent is a party) and to take such other action on such Person's behalf under the provisions hereof and of the other Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are reasonably incidental thereto. As to any matters not expressly provided for hereby (including, without limitation, enforcement or collection of the Notes or any amount payable under any provision of ARTICLE III when due) or the other Loan Documents, the Administrative Agent shall not be required to exercise any discretion or take any action. Notwithstanding the foregoing, the Administrative Agent shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or, where required by the express terms hereof, a different proportion of the Lenders) and such instructions shall be binding upon all Lenders, Issuing Bank and Holders; provided, however, the Administrative Agent shall not be required to take any action which (i) the Administrative Agent reasonably believes shall expose it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders with respect to such action or (ii) is contrary hereto, to the other Loan Documents or applicable law. The Administrative Agent agrees to act as such on the express conditions contained in this ARTICLE XII.

                  (b) The provisions of this ARTICLE XII are solely for the benefit of the Administrative Agent, the Lenders and Issuing Bank, and no Borrower nor any Affiliate of any Borrower shall have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in SECTIONS 12.07 and 12.09). In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent of the Lenders and the Issuing Bank and does not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for any Borrower or any Affiliate of any Borrower. The Administrative Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its respective agents or employees.

                  12.02. NATURE OF DUTIES. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein or in the Loan Documents. The duties of the Administrative Agent shall be mechanical and administrative in nature. The Administrative Agent shall not have by reason hereof a fiduciary relationship in respect of any Holder. Nothing herein or in any of the Loan Documents, expressed or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect hereof or any of the Loan Documents except as expressly set forth herein or therein. Each Lender and each Issuing Bank shall make its own independent investigation of the financial condition and affairs of the Borrowers and their Subsidiaries in connection with the making and the continuance of the Loans hereunder and with the issuance of the Letters of Credit and shall make its own appraisal of the creditworthiness of the Borrowers and their Subsidiaries initially and on a continuing basis, and the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information with respect thereto (except for reports required to be delivered by the Administrative Agent under the terms hereof). If the Administrative Agent seeks the consent or approval of any of the Lenders to the taking or refraining from taking of any action hereunder, the Administrative Agent shall send notice thereof to each Lender. The Administrative Agent shall promptly notify each Lender at any time that the Lenders so required hereunder have instructed the Administrative Agent to act or refrain from acting pursuant hereto.

                  12.03. RIGHTS, EXCULPATION, ETC.

                  (a) LIABILITIES; RESPONSIBILITIES. None of the Administrative Agent, any Affiliate of the Administrative Agent, nor any of their respective officers, directors, employees or agents shall be liable to any Holder for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection therewith, except for damages caused by such Person's gross negligence or willful misconduct, as determined in a judgment by a court of competent jurisdiction. The Administrative Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to
SECTION 3.02(b), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Holder to whom payment was due, but not made, shall be to recover from other Holders any payment in excess of the amount to which they are determined to have been entitled. The Administrative Agent shall not be responsible to any Holder for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency hereof or of any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any Borrower or any Borrower's Affiliates. The Administrative Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions hereof or of any of the Loan Documents or the financial condition of any Borrower or any Affiliate of any Borrower, or the existence or possible existence of any Default or Event of Default.

                  (b) RIGHT TO REQUEST INSTRUCTIONS. The Administrative Agent may at any time request instructions from the applicable Lenders with respect to any actions or approvals which, by the terms of any of the Loan Documents, the Administrative Agent is permitted or required to take or to grant, and the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from those Lenders from whom the Administrative Agent is required to obtain such instructions for the pertinent matter in accordance with the Loan Documents. Without limiting the generality of the foregoing, no Holder shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under the Loan Documents in accordance with the instructions of the Requisite Lenders or, where required by the express terms hereof, a greater proportion of the Lenders.

                  12.04. RELIANCE. The Administrative Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining hereto or to any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it.

                  12.05. INDEMNIFICATION. To the extent that the Administrative Agent is not reimbursed and indemnified by the Borrowers, the Lenders shall reimburse and indemnify the Administrative Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents, in proportion to such Lender's Pro Rata Share of all Credit Facilities; provided, however, such Lenders shall have no obligation to the Administrative Agent with respect to the matters indemnified pursuant to this SECTION 12.05 resulting from the willful misconduct or gross negligence of the Administrative Agent, as determined in a judgment by a court of competent jurisdiction. The obligations of such Lenders under this SECTION 12.05 shall survive the Payment In Full of the Loans, the Reimbursement Obligations and all other Obligations and the termination hereof.

                  12.06. CNAI INDIVIDUALLY. With respect to their respective Pro Rata Shares of the Commitments hereunder, if any, and the Loans made by it, if any, CNAI shall have and may exercise the same rights and powers hereunder and are subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender under the applicable Credit Facility. The terms "Lenders", "Domestic Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CNAI in its individual capacity as a Lender, a Domestic Lender or as one of the Requisite Lenders. CNAI and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with NMHG or any of its Subsidiaries as if CNAI were not acting as Administrative Agent pursuant hereto.

                  12.07. SUCCESSOR ADMINISTRATIVE AGENTS; RESIGNATION OF ADMINISTRATIVE AGENTS.

                  (a) RESIGNATION. The Administrative Agent may resign from the performance of its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Borrowers and the Lenders. The resignation of the Administrative Agent shall take effect upon the acceptance by a successor Administrative Agent of appointment pursuant to this
SECTION 12.07.

                  (b) APPOINTMENT BY REQUISITE LENDERS. Upon any such notice of resignation by the Administrative Agent, the Requisite Lenders shall have the right to appoint a successor Administrative Agent selected from among the Lenders, which appointment shall be subject to the prior written approval of the Borrowers (which may not be unreasonably withheld, and shall not be required upon the occurrence and during the continuance of an Event of Default).

                  (c) APPOINTMENT BY RETIRING ADMINISTRATIVE AGENT. If a successor Administrative Agent shall not have been appointed within the thirty
(30) Business Day period provided in PARAGRAPH (a) of this SECTION 12.07, the retiring Administrative Agent, with the consent of any Borrower (which may not be unreasonably withheld, and shall not be required upon the occurrence and during the continuance of an Event of Default), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent until such time, if any, as the Requisite Lenders appoint a successor Administrative Agent as provided above.

                  (d) RIGHTS OF THE SUCCESSOR AND RETIRING ADMINISTRATIVE AGENTS. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder thereafter to be performed. After the resignation of any Administrative Agent hereunder, the provisions of this ARTICLE XII shall inure to such Persons' benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent hereunder.

                  12.08. RELATIONS AMONG LENDERS. Each Lender and each Issuing Bank agrees that it shall not take any legal action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder or with respect to any Collateral without the prior written consent of the Requisite Lenders. Without limiting the generality of the foregoing, no Lender may accelerate or otherwise enforce its portion of the Obligations, or terminate its Commitments except in accordance with SECTION 11.02(a) or a setoff permitted under SECTION 14.05.

                  12.09. CONCERNING THE COLLATERAL AND THE LOAN DOCUMENTS.

                  (a) PROTECTIVE ADVANCES. The Administrative Agent may from time to time, from and after the occurrence and during the continuance of a Default or an Event of Default, make such disbursements and advances to or for the account of any Borrower pursuant to the Loan Documents which the Administrative Agent in its sole discretion, deems necessary or desirable to preserve or protect the Collateral under the applicable Credit Facility or any portion thereof or to enhance the likelihood or maximize the amount of repayment of the Loans and other Obligations up to an amount not in excess of the lesser of (i) an amount equal to (A) the aggregate Commitments under all Credit Facilities less (B) the sum of the aggregate Credit Facility Outstandings and
(ii) $5,000,000 in the aggregate for all Credit Facilities with respect to advances made by the Administrative Agent ("PROTECTIVE ADVANCES"). The Administrative Agent shall notify the Borrowers and each Lender in writing of each such Protective Advance, which notice shall include a description of the purpose of such Protective Advance. The Domestic Borrowers jointly and severally agree and the Multicurrency Borrowers jointly and severally agree to pay the Administrative Agent, upon demand, the principal amount of all outstanding Protective Advances under the applicable Credit Facility, together with interest thereon at the rate from time to time applicable to Floating Rate Loans under such Credit Facility from the date of such Protective Advance until the outstanding principal balance thereof is paid in full. If the applicable Borrower(s) fail to make payment in respect of any Protective Advance within one
(1) Business Day after the date such Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall, unless the notice in SECTION 2.03(b) has been given, promptly notify each Lender under the applicable Credit Facility and such Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share under the applicable Credit Facility of such Protective Advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent's demand therefor, the Administrative Agent shall be entitled to recover any such amount from such Lender together with interest thereon at the interest rate applicable to the Loans for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent such Pro Rata Share of any such Protective Advance shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share under the applicable Credit Facility of such Protective Advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent. All outstanding principal of, and interest on, Protective Advances shall constitute Obligations secured by the Collateral until paid in full by the applicable Borrower(s).

                  (b) AUTHORITY. Each Lender and each Issuing Bank authorizes and directs the Administrative Agent to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders and the Issuing Bank. Each Lender and each Issuing Bank agrees that any action taken by the Administrative Agent or the Requisite Lenders (or, where required by the express terms hereof, a different proportion of the Lenders) in accordance with the provisions hereof or of the other Loan Documents, and the exercise by the Administrative Agent or the Requisite Lenders (or, where so required, such different proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders and Issuing Bank. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to
(i) act as the disbursing and collecting agent for the Lenders and the Issuing Bank under the Credit Facilities with respect to all payments and collections arising in connection herewith and with the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by any Credit Party; (iii) act as collateral agent for the Lenders and the Issuing Bank for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, the Administrative Agent hereby appoints, authorizes and directs each Lender and each Issuing Bank to act as collateral sub-agent for the Administrative Agent, the Lenders and the Issuing Bank for purposes of the perfection of all security interests and Liens with respect to the Property at any time in the possession of such Lender or the Issuing Bank, including, without limitation, the Credit Parties' respective deposit accounts maintained with, and cash and Cash Equivalents held by, such Lender or such Issuing Bank; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Loan Documents; and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent, the Lenders or the Issuing Bank with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

                  (c) RELEASE OF COLLATERAL.

                  (i) Each of the Lenders and the Issuing Bank hereby directs the Administrative Agent to release any Lien held by the Administrative Agent for the benefit of the Administrative Agent, the Lenders, the Issuing Bank and the other Holders:

                  (A) against all of the Collateral, upon final Payment In Full of the Obligations and termination of the Commitments and this Agreement;

                  (B) against any part of the Collateral sold or disposed of by any Borrower or any Borrower Subsidiary, if such sale or disposition is permitted by SECTION 3.06, 9.02 or 9.06 and certified to the Administrative Agent by such Borrower in an Officer's Certificate (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by such Section) or, if not pursuant to such sale or disposition, against any part of the Collateral, if such release is consented to by Lenders whose aggregate Pro Rata Shares under all Credit Facilities, in the aggregate, are equal to 100%; and

                  (C) against the Foreign Collateral if the Multicurrency Commitments have been terminated and permanently reduced to zero and the Multicurrency Obligations have been Paid in Full.

                  (ii) Each of the Lenders and the Issuing Bank hereby directs the Administrative Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this SECTION 12.09(c) promptly upon the effectiveness of any such release.

                  (d) NO OBLIGATION. Without limiting the generality of SECTION 12.03, the Administrative Agent shall not have any obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists, is owned by any Credit Party, is cared for, protected or insured or has been encumbered or that the Liens granted to the Administrative Agent herein or pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent in this
SECTION 12.09 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent's own interests in the Collateral as one of the Lenders and that the Administrative Agent shall not have any duty or liability whatsoever to any Lender, the Issuing Bank or any other Holder; provided, however, that the Administrative Agent shall not be relieved of any liability imposed by law for gross negligence or willful misconduct.

                  (e) DUTCH PLEDGES. For the purpose of the Dutch Pledges only:

                  (i) In connection with the Obligations of each Borrower towards any Lender, any Issuing Bank or any Holder (each an "OBLIGEE" and collectively the "OBLIGEES"), each of the parties to this Agreement agrees that CNAI shall, to the extent CNAI is not a creditor itself in respect of such Obligations, be a "joint and several co-creditor" with such Obligee in respect of such Obligations. Accordingly, CNAI shall be entitled to demand as a creditor performance in full of such Obligations by the relevant Borrower owing the same, whereby satisfaction of such Obligations owed to one creditor (either CNAI or the relevant Obligee) shall release such Borrower from its obligations to the other creditor.

                  (ii) If and to the extent that, notwithstanding SECTION 14.14, Dutch law applies to this SECTION 12.09(e), this Agreement constitutes a management agreement

         (beheersregeling) within the meaning of Section 3:168 of the Dutch Civil Code among CNAI and the Obligees; CNAI and the Obligees exclude among them to the greatest extent possible, the applicability of title 7 of book 3 of the Dutch Civil Code with respect to the Obligations.

                  (iii) The rights of pledge created or to be created by the Dutch Pledges are granted by the applicable Credit Parties to CNAI, as Administrative Agent. Such rights of pledge are therefore not held among the Obligees and CNAI in a community of property (gemeenschap) within the meaning of Section 3:166 of the Dutch Civil Code.

                                  ARTICLE XIII
                             CO-BORROWER PROVISIONS

                  13.01. DOMESTIC BORROWERS. Each of the Domestic Borrowers hereby irrevocably designates, appoints and authorizes each other Domestic Borrower as its agent and attorney-in-fact to take actions under this Agreement and the other Loan Documents, together with such powers as are reasonably incidental thereto. The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to rely, and shall be fully protected in relying, upon any communication from or to any Domestic Borrower as having been delivered by or to all Domestic Borrowers. Any action taken by one Domestic Borrower under this Agreement and the other Loan Documents shall be binding upon the other Domestic Borrowers. Each Domestic Borrower agrees that it is jointly and severally liable to the Administrative Agent, the Issuing Bank and the Lenders for the payment of the Domestic Obligations and that such liability is independent of the Obligations of the other Borrowers and whether such Obligations become unenforceable against any other Borrower.

                  13.02. MULTICURRENCY BORROWERS. Each of the Multicurrency Borrowers hereby irrevocably designates, appoints and authorizes each other Multicurrency Borrower as its agent and attorney-in-fact to take actions under this Agreement and the other Loan Documents, together with such powers as are reasonably incidental thereto. The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to rely, and shall be fully protected in relying, upon any communication from or to any Multicurrency Borrower as having been delivered by or to all Multicurrency Borrowers. Any action taken by one Multicurrency Borrower under this Agreement and the other Loan Documents shall be binding on the other Multicurrency Borrowers. Each Multicurrency Borrower agrees that it is jointly and severally liable to the Administrative Agent, the Issuing Bank and the Lenders for the payment of the Multicurrency Obligations and that such liability is independent of the Multicurrency Obligations of the other Multicurrency Borrowers and whether such Multicurrency Obligations become unenforceable against the other Multicurrency Borrowers.

                  13.03. SEPARATE ACTIONS. A separate action or actions may be brought and prosecuted against any Borrower whether such action is brought against any other Borrower or whether any other Borrower is joined in such action or actions. Each Borrower authorizes the Administrative Agent and the Lenders to release the other Borrowers without in any manner or to any extent affecting the liability of such Borrower hereunder or under the Loan Documents. Each Borrower waives any defense arising by reason of any disability or other defense of any other Borrower, or the cessation for any reason whatsoever of the liability of any other Borrower



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with respect to any of the Obligations, or any claim that any Borrower's liability hereunder exceeds or is more burdensome than the liability of any other Borrower or Borrowers.

                  13.04. OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. Each Borrower hereby agrees that its Obligations hereunder and under the Loan Documents shall be unconditional, irrespective of:

                  (a) the validity, enforceability, avoidance or subordination of any of the Obligations or any of the Loan Documents as to any other Borrower;

                  (b) the absence of any attempt by, or on behalf of, the Administrative Agent, the Issuing Bank or any of the Lenders to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any Borrower or any other Person liable for such Obligations;

                  (c) the election of any remedy available under the Loan Documents or applicable Requirements of Law by, or on behalf of, the Administrative Agent, the Issuing Bank or any of the Lenders with respect to all or any part of the Obligations;

                  (d) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Administrative Agent, the Issuing Bank or any of the Lenders with respect to any provision of any of the Loan Documents;

                  (e) the failure of the Administrative Agent, the Issuing Bank or any of the Lenders to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

                  (f) the election by, or on behalf of, the Administrative Agent, the Issuing Bank or any of the Lenders, in any proceeding which constitutes a Bankruptcy Event, involving any other Borrower of any right which is comparable to the rights set forth in Section 1111(b)(2) of the Bankruptcy Code;

                  (g) any borrowing or grant of a security interest by any other Borrower, or any receiver or assignee following the occurrence of a Bankruptcy Event, pursuant to any provision of applicable law comparable to Section 364 of the Bankruptcy Code;

                  (h) the disallowance, under any provision of applicable law comparable to Section 502 of the Bankruptcy Code, of all or any portion of the claims against any Borrower held by any of the Lenders, the Issuing Bank or the Administrative Agent, for repayment of all or any part of the Obligations;

                  (i) the insolvency of any other Borrower; and

                  (j) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower (other than Payment In Full of the Obligations).



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

                  13.05. WAIVERS AND ACKNOWLEDGEMENTS.

                  (a) Except as otherwise expressly provided under any provision of the Loan Documents or as required by any mandatory provision of applicable Requirements of Law, each Borrower hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership, insolvency or bankruptcy of any Borrower or any other Person, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement and the other Loan Documents, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on any other Borrower as a condition precedent to such other Borrower's Obligations hereunder), and covenants that this Agreement (and the joint and several liability of each Domestic Borrower under SECTION 13.01 and the joint and several liability of each Multicurrency Borrower under SECTION 13.02) will not be discharged, except by Payment In Full of the Obligations. Each Borrower further waives all notices of the existence, creation or incurring of new or additional Indebtedness, arising either from additional loans extended to any other Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other Guarantor of all or any part of the Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or Collateral given to the Administrative Agent, the Issuing Bank or any of the Lenders to secure payment of all or any part of the Obligations.

                  (b) The Administrative Agent, the Issuing Bank and/or the Lenders are hereby authorized, without notice or demand and without affecting the liability of the Borrowers hereunder, from time to time, (i) to accept partial payments on all or any part of the Obligations; (ii) to take and hold security or Collateral for the payment of all or any part of the Obligations, this Agreement, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrowers, and (iii) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Agreement, any guaranty of all or any part of the Obligations, and, subject to the terms of the relevant Security Documents, any security or Collateral for the Obligations or for any such guaranty, irrespective of the effect on the contribution or subrogation rights of the Borrowers. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of each Borrower hereunder.

                  13.06. CONTRIBUTION AMONG BORROWERS.

                  (a) The Domestic Borrowers agree as between themselves and without limiting any liability of any Domestic Borrower hereunder to the Administrative Agent, the Issuing Bank or the Domestic Lenders, that to the extent any payment of the Obligations of the Domestic Borrowers is required to be made under this Agreement, each Domestic Borrower shall be responsible for a portion of such payment equal to the product of (a) a fraction, the numerator of which is the net worth (determined in accordance with GAAP) of such Domestic Borrower on the date of such payment and the denominator of which is the aggregate net worth (computed as aforesaid) of the Domestic Borrowers, MULTIPLIED BY (b) the amount of such payment (such product being such Domestic Borrower's "DB CONTRIBUTION AMOUNT"). To the extent that any

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Domestic Borrower (the "PAYING DOMESTIC BORROWER") shall make a payment in respect of the Obligations of the Domestic Borrowers under this Agreement in excess of its DB Contribution Amount, the other Domestic Borrowers shall reimburse the Paying Domestic Borrower in an amount equal to the excess of such payment over the Paying Domestic Borrower's DB Contribution Amount, PRO RATA based on the respective net worths of such other Domestic Borrowers at the date enforcement under this Agreement is sought.

                  (b) The Multicurrency Borrowers agree as between themselves and without limiting any liability of any Multicurrency Borrower hereunder to the Administrative Agent, the Issuing Bank or the Multicurrency Lenders, that to the extent any payment of the Obligations of the Multicurrency Borrowers is required to be made under this Agreement, each Multicurrency Borrower shall be responsible for a portion of such payment equal to the product of (a) a fraction, the numerator of which is the net worth (determined in accordance with GAAP) of such Multicurrency Borrower on the date of such payment and the denominator of which is the aggregate net worth (computed as aforesaid) of the Multicurrency Borrowers, MULTIPLIED BY (b) the amount of such payment (such product being such Multicurrency Borrower's "MB CONTRIBUTION AMOUNT"). To the extent that any Multicurrency Borrower (the "PAYING MULTICURRENCY BORROWER") shall make a payment in respect of the Obligations of the Multicurrency Borrowers under this Agreement in excess of its MB Contribution Amount, the other Multicurrency Borrowers shall reimburse the Paying Multicurrency Borrower in an amount equal to the excess of such payment over the Paying Multicurrency Borrower's MB Contribution Amount, PRO RATA based on the respective net worths of such other Multicurrency Borrowers at the date enforcement under this Agreement is sought.

                  13.07. SUBROGATION. Until the Obligations shall have been Paid In Full, each Borrower hereby agrees that it (i) shall have no right of subrogation with respect to such Obligations (under contract, Section 509 of the Bankruptcy Code or any comparable provision of any other applicable law, or otherwise) or any other right of indemnity, reimbursement or contribution, and
(ii) hereby waives any right to enforce any remedy which the Administrative Agent, any of the Lenders or the Issuing Bank now have or may hereafter have against the other Borrowers, any endorser or any other Guarantor of all or any part of the Obligations or any other Person, and each Borrower hereby waives any benefit of, and any right to participate in, any security or Collateral given to the Administrative Agent, the Lenders and the Issuing Bank to secure the payment or performance of all or any part of the Obligations or any other liability of the other Borrowers to the Administrative Agent, the Lenders and the Issuing Bank.

                  13.08. SUBORDINATION. Each Borrower agrees that any and all claims of such Borrower against the other Borrowers, any Guarantors or any endorser or other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations. Notwithstanding any right of any Borrower to ask for, demand, sue for, take or receive any payment from the other Borrowers, all rights and Liens of such Borrower, whether now or hereafter arising and howsoever existing, in any assets of the other Borrowers (whether constituting part of the Collateral or otherwise) shall be and hereby are subordinated to the rights of the Administrative Agent, the Issuing Bank or the Lenders in those assets. Such Borrower shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been Paid In Full and any Commitments of the Lenders and the Issuing Bank under, or in respect of,

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the Credit Facilities have terminated. If all or any part of the assets of any
Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower is dissolved or if substantially all of the assets of any Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any Indebtedness of any Borrower to any other Borrower ("INTER-BORROWER INDEBTEDNESS") shall be paid or delivered directly to the Administrative Agent for application to the applicable Obligations, due or to become due, until such Obligations shall have first been Paid In Full and all Commitments of the Lenders and the Issuing Bank under, or in respect of, each Credit Facility, have terminated. Each Borrower irrevocably authorizes and empowers the Administrative Agent, and each of the Lenders and the Issuing Bank to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Borrower such proofs of claim and take such other action, in the Administrative Agent's, such Lender's or Issuing Bank's own name or in the name of such Borrower or otherwise, as the Administrative Agent, any Lender or the Issuing Bank may deem reasonably necessary or reasonably advisable for the enforcement of this Agreement. After the occurrence and during the continuance of an Event of Default, each Lender and the Issuing Bank may vote, with respect to the Obligations owed to it, such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Except as permitted under SECTION 9.06(b), should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower upon or with respect to the Inter-Borrower Indebtedness prior to the Payment In Full of all of the Obligations and the termination of all Commitments, such Borrower shall receive and hold the same in trust, as trustee, for the benefit of the Administrative Agent, the Issuing Bank and the Lenders and shall forthwith deliver the same to the Administrative Agent in precisely the form received (accompanied by the endorsement or assignment of such Borrower where necessary), for application to the Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Borrower as the property of the Administrative Agent, the Issuing Bank and the Multicurrency Lenders. After the occurrence and during the continuance of an Event of Default, if any Borrower fails to make any such endorsement or assignment to the Administrative Agent, the Issuing Bank or the Lenders, the Administrative Agent, the Issuing Bank or the Lenders (or any of their respective officers or employees) are hereby irrevocably authorized to make the same. Each Borrower agrees that until the Obligations have been Paid In Full and all Commitments of the Lenders and the Issuing Bank under or in respect of each Credit Facility have terminated, such Borrower will not assign or transfer to any Person any claim such Borrower has or may have against any other Borrower (other than in favor of the Administrative Agent pursuant to the Loan Documents).

                                  ARTICLE XIV
                                  MISCELLANEOUS

                  14.01. LENDER ASSIGNMENTS AND PARTICIPATIONS.

                  (a) GENERAL. No assignments or participations of any Lender's rights or obligations hereunder shall be made except in accordance with this
SECTION 14.01.

                  (b) LIMITATIONS ON ASSIGNMENTS. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Revolving Loans and the Letters of Credit) in accordance with the provisions of this SECTION 14.01. Each assignment by a Lender shall be subject to the following conditions: (i) each assignment (other than to a Lender, an Affiliate of a Lender or an Approved Fund) shall be approved by the Administrative Agent and the Borrowers, which approval shall not be unreasonably withheld or delayed;
(ii) each such assignment shall be to an Eligible Assignee (for the sake of clarity, no Person shall be considered an Eligible Assignee under any Credit Facility solely because of its Affiliation with any other Person to whom an assignment is concurrently being made with respect to the other Credit Facility) and in the case of an assignment of a Lender's Multicurrency Commitment, the Administrative Agent shall be satisfied with such assignee's (or its Affiliates') ability to fund in the Specified Foreign Currencies; (iii) each assignment of a Lender's Commitment shall be an assignment of the assigning Lender's (and, where applicable, its Affiliates') Commitments in each Credit Facility in which such Lender (and, if applicable, its Affiliates) then hold Commitments and shall be allocated to such Credit Facilities as determined by such Lender (and, if applicable, its Affiliates) and consented to by the Administrative Agent; (iv) each assignment shall be in an amount such that, after giving effect to such assignment, the Eligible Assignee (and, if applicable, its Affiliates) shall hold aggregate Commitments in an amount at least equal to $5,000,000 (provided, that more than one Lender (and, if applicable, its Affiliates) may be the assigning Lender under any such assignment) except if the Eligible Assignee is a Lender, an Affiliate of a Lender, or an Approved Fund or if such assignment shall constitute all the assigning Lender's interest hereunder; and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and, if such Eligible Assignee is not then a Lender, an Administrative Questionnaire, for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date specified in each Assignment and Acceptance and agreed to by the Administrative Agent and NMHG, (x) the assignee thereunder shall, in addition to any rights and obligations hereunder held by it immediately prior to such effective date, if any, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as if it were an original Lender hereunder and (y) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations hereunder (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations hereunder, the assigning Lender shall cease to be a party hereto). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such

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Lender of a participation in such rights and obligations in accordance with
PARAGRAPH (h) of this SECTION 14.01.

                  (c) THE REGISTER. The Administrative Agent, acting solely for this purpose as an agent for the Borrowers, shall maintain at its address in effect pursuant to SECTION 14.08 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of the Lenders under each Credit Facility, the principal amount of the Loans under each Credit Facility owing to each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment and Acceptance. The Register shall include an account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest or fees due and payable or to become due and payable from each Borrower to each Lender hereunder or under the Notes, and (iv) the amount of any sum received by the Administrative Agent from NMHG Holding, NMHG or any Guarantor hereunder and each Lender's share thereof. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and NMHG and each of its Subsidiaries, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes hereof. The Register shall be available for inspection by NMHG or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) FEE. Upon its receipt of an Assignment and Acceptance executed by the assigning Lender and an Eligible Assignee and (unless waived by the Administrative Agent) a processing and recordation fee of $3,500 (payable by the assigning Lender or the assignee, as shall be agreed between them), the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in compliance herewith and in substantially the form of EXHIBIT B hereto,
(i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to NMHG and the other Lenders.

                  (e) INFORMATION REGARDING NMHG. Any Lender may, in connection with any assignment or proposed assignment pursuant to this SECTION 14.01, disclose to the assignee or proposed assignee any information relating to NMHG Holding, NMHG or any of NMHG's Subsidiaries furnished to such Lender by the Administrative Agent or by or on behalf of any Borrower; provided that, prior to any such disclosure, such assignee or proposed assignee shall agree (for the Borrowers' benefit) to preserve in accordance with SECTION 14.20 the confidentiality of any confidential information described therein.

                  (f) LENDERS' CREATION OF SECURITY INTERESTS. Notwithstanding any other provision set forth herein, any Lender may at any time create a security interest in all or any portion of its rights hereunder to secure obligations of such Lender, including without limitation, in favor of any Federal Reserve bank in accordance with Regulation A; provided, however, such creation of a security interest shall not release such assigning Lender from any of its obligations hereunder or substitute such holder of a security interest for such Lender as a party hereto.

                  (g) ASSIGNMENTS BY AN ISSUING BANK. If the Issuing Bank (or its Affiliate) ceases to be a Lender hereunder by virtue of any assignment made pursuant to this SECTION 14.01 and another Issuing Bank is obligated to Issue Letters of Credit or will become so obligated after such assignment becomes effective, then, as of the effective date of such cessation, such Issuing Bank's obligations to Issue Letters of Credit pursuant to SECTION 2.02 shall terminate and such Issuing Bank shall be an Issuing Bank hereunder only with respect to outstanding Letters of Credit Issued prior to such date.

                  (h) PARTICIPATIONS. Each Lender may sell participations to one or more other financial institutions in or to all or a portion of its rights and obligations under and in respect of any and all facilities hereunder (including, without limitation, all or a portion of any or all of its Commitments hereunder and the Loans owing to it and its undivided interest in the Letters of Credit) to any Person (the "PARTICIPANT"); provided, however, that (i) such Lender's obligations hereunder (including, without limitation, its Commitments hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) NMHG Holding, the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder and (iv) such Participant's rights to agree or to restrict such Lender's ability to agree to the modification, waiver or release of any of the terms of the Loan Documents or to the release of any Collateral covered by the Loan Documents, to consent to any action or failure to act by any party to any of the Loan Documents or any of their respective Subsidiaries or Affiliates, or to exercise or refrain from exercising any powers or rights which any Lender may have under or in respect of the Loan Documents or any Collateral, shall be limited to the right to consent to (A) reduction of the principal of, or rate or amount of interest on the Loans(s) subject to such participation (other than by the payment or prepayment thereof), (B) postponement of any scheduled date for any payment of principal of, or interest on, the Loan(s) subject to such participation (except with respect to any modifications of the applicable provisions relating to the prepayments of Loans and other Obligations) and (C) release of any guarantor of the Obligations or all or any substantial portion of the Collateral except for any such release provided in SECTION 12.09(c). No holder of a participation in all or any part of the Loans shall be a "Lender" or a "Holder" for any purposes hereunder by reason of such participation; provided, however, that each holder of a participation shall have the rights and obligations of a Lender (including any right to receive payment) under SECTIONS 3.04, 3.05, 4.01(f), 4.02(c), 4.02(e), 12.05,
14.02 and 14.05; provided, however, that all requests for any payments pursuant to such Sections shall be made by a Participant through the Lender granting such participation. The right of each holder of a participation to receive payment under SECTIONS 3.04, 3.05, 4.01(f), 4.02(c), 4.02(e), 12.05, 14.02 and, provided such Participant agrees to be subject to SECTION 14.06 as though it were a Lender, 14.05 shall be limited to the lesser of (i) the amounts actually incurred by such holder for which payment is provided under said Sections and
(ii) the amounts that would have been payable under said Sections by the Borrowers to the Lender granting the participation in respect of the participated interest to such holder had such participation not been granted. Each Lender shall promptly notify the Administrative Agent of the identity of any holder of a participation.

                  (i) PAYMENT TO PARTICIPANTS. Anything herein to the contrary notwithstanding, in the case of any participation, all amounts payable by the Borrowers under the Loan

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Documents shall be calculated and made in the manner and to the parties required hereby as if no such participation had been sold.

                  14.02. EXPENSES.

                  (a) GENERALLY. The Borrowers jointly and severally agree upon demand to pay, or reimburse the Administrative Agent for, all of the Administrative Agent's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of the Administrative Agent's counsel, Sidley, Austin Brown & Wood LLP, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisers, and other consultants and agents), incurred by the Administrative Agent in connection with (i) the Administrative Agent's audit and investigation of the Borrowers and their Subsidiaries in connection with the preparation, negotiation, and execution of the Loan Documents and the Administrative Agent's periodic audits of the Borrowers and their Subsidiaries; (ii) the preparation, negotiation, execution and interpretation hereof (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in ARTICLE V), the other Loan Documents and any proposal letter or commitment letter issued in connection therewith and the making of the Loans hereunder; (iii) the creation, perfection or protection of the Liens under the Loan Documents (including, without limitation, any reasonable fees and expenses for local counsel in various jurisdictions); (iv) the ongoing administration hereof and of the Loans, including consultation with attorneys in connection therewith and with respect to the Administrative Agent's rights and responsibilities hereunder and under the other Loan Documents; (v) the protection, collection or enforcement of any of the Obligations or the enforcement of any of the Loan Documents; (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, the Property, any Borrower or any Borrower's Subsidiaries, this Agreement or any of the other Loan Documents; (vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, the Property, any Borrower or any Borrower's Subsidiaries, this Agreement or any of the other Loan Documents; and
(H) any amendments, consents, waivers, assignments, restatements, or supplements to any of the Loan Documents and the preparation, negotiation, and execution of the same.

                  (b) AFTER DEFAULT. The Borrowers further jointly and severally agree to pay or reimburse the Administrative Agent, the Issuing Bank and the Lenders upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent, the Issuing Bank or any Lender (i) in enforcing any Loan Document or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of any Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, the Property, any Borrower or any Borrower's Subsidiaries and related to or arising out of the transactions contemplated hereby or by any of the other Loan Documents; and

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(iv) in taking any other action in or with respect to any suit or proceeding
(bankruptcy or otherwise) described in CLAUSES (I) through (III) above.

                  14.03. INDEMNITY. Each Domestic Borrower further jointly and severally agrees, and each Multicurrency Borrower further jointly and severally agrees, to defend, protect, indemnify, and hold harmless the Administrative Agent, each and all of the Domestic Lenders (in the case of the Domestic Borrowers only), each and all of the Multicurrency Lenders (in the case of the Multicurrency Borrowers only) and the Issuing Bank and each of their respective Affiliates, and each of such Administrative Agent's, Lender's, Issuing Bank's or Affiliate's respective officers, directors, employees, attorneys, advisors, representatives and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in ARTICLE V) (collectively, the "INDEMNITEES"), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees)(including in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of or in connection with (a) this Agreement, the Commitment Letter, the other Loan Documents, or any act, event or transaction related or attendant thereto, whether or not any such Indemnitee is a party thereto and whether or not such transactions are consummated, the making of the Loans, the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, the execution, delivery and/or performance of Currency Agreements or Interest Rate Contracts, or any of the other transactions contemplated by the Loan Documents, or (b) any Liabilities and Costs under Environmental, Health or Safety Requirements of Law arising from or in connection with this Agreement, the Commitment Letter, the other Loan Documents, or an act, event or transaction attendant thereto, the past, present or future operations of any Credit Party or any Borrower Subsidiary or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective Property of any Credit Party or any Borrower Subsidiary, the Release or exposure to or presence or suspected Release, exposure to, or presence of any Contaminant at, on or from any respective current or former Property of any Credit Party or any Borrower Subsidiary, or other property of third parties (collectively, the "INDEMNIFIED MATTERS"); provided, however, the Borrowers shall have no obligation to an Indemnitee hereunder with respect to Indemnified Matters to the extent resulting from the willful misconduct or gross negligence of such Indemnitee as determined in a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each applicable Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. Each Domestic Borrower jointly and severally agrees, and each Multicurrency Borrower jointly and severally agrees, not to assert any claim against any Indemnitee on any theory of liability for special, indirect, consequential or punitive damages arising out of, or in any way in connection with, the Commitments, the Obligations or any other matters governed by this Agreement and/or the other Loan Documents.

                  14.04. CHANGE IN ACCOUNTING PRINCIPLES. If any change in the accounting principles used in the preparation of the most recent Financial Statements is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by NMHG Holding with the agreement of its independent certified public accountants and such change results in a change in the method of calculation of any of the covenants, standards or terms found in ARTICLE IX and ARTICLE X, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants, standards and terms by NMHG Holding shall be the same after such change as if such change had not been made; provided, however, no change in GAAP that would affect the method of calculation of any of the covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Requisite Lenders and NMHG Holding, so to reflect such change in accounting principles.

                  14.05. SETOFF. In addition to any Liens granted under the Loan Documents and any rights now or hereafter granted under applicable law, upon the occurrence and during the continuance of any Event of Default, each Lender, each Issuing Bank and any Affiliate of any Lender or Issuing Bank is hereby authorized by each Borrower at any time or from time to time, without notice to any Person (any such notice being hereby expressly waived) to combine accounts or to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured (but not including trust accounts)) and any other Indebtedness at any time held or owing by such Lender, Issuing Bank or any of their Affiliates to or for the credit or the account of such Borrower against and on account of the Obligations of any Borrowers to such Lender, Issuing Bank or any of their Affiliates, including, but not limited to, all Loans and Letters of Credit and all claims of any nature or description arising out of or in connection herewith, irrespective of whether or not (i) such Lender or Issuing Bank shall have made any demand hereunder or (ii) the Administrative Agent, at the request or with the consent of the Requisite Lenders, shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by ARTICLE XI and even though such Obligations may be contingent or unmatured. Each Lender shall give the applicable Borrower notice of any action taken pursuant to this SECTION 14.05 promptly upon the occurrence thereof provided that any failure to do so shall not limit any right of a Lender to take such action. Each Lender and the Issuing Bank agrees that it shall not, without the express consent of the Requisite Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Requisite Lenders, exercise its setoff rights hereunder against any accounts of any Credit Party or any Borrower Subsidiary now or hereafter maintained with such Lender, Issuing Bank or any Affiliate of such Lender or Issuing Bank.

                  14.06. RATABLE SHARING. The Lenders and the Issuing Bank agree among themselves that, except as otherwise expressly provided in any Loan Document,

                  (a) with respect to all amounts received by a Domestic Lender, an Issuing Bank or a Multicurrency Lender, as the case may be, which are applicable to the payment of the Obligations (excluding (x) the fees described in SECTIONS 2.02(g), 3.04, 3.05, 4.01(f) and 4.02 and (y) and amounts so received in respect of Currency Agreements and/or Interest Rate Contracts) equitable adjustment shall be made so that, in effect, (i) all such amounts with respect to the Domestic Obligations shall be shared among the Domestic Lenders and the Issuing Bank ratably in accordance with their Pro Rata Shares of the Domestic Facility and (ii) all such amounts with respect to the Multicurrency Obligations shall be shared among the Multicurrency Lenders and the Issuing Bank ratably in accordance with their Pro Rata Shares of the Multicurrency Facility, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or cross-action or by the enforcement of any or all of such Obligations (excluding (x) the fees described in SECTIONS 2.02(g), 3.04, 3.05, 4.01(f) and 4.02 and (y) and amounts so received in respect of Currency Agreements and/or Interest Rate Contracts) or the Collateral, and

                  (b) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of such Obligations held by it which is greater than the amount which such Lender is entitled to receive hereunder, the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participation shall be returned to such party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery.

Each Borrower agrees that any Lender purchasing a participation from another Lender pursuant to this SECTION 14.06 may, to the fullest extent permitted by law, exercise all its rights of payment (including, subject to SECTION 14.05, the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. The Administrative Agent, the Domestic Lenders and the Issuing Bank further agree and acknowledge that in no event shall proceeds of the Collateral of the Multicurrency Borrowers, more than sixty-five percent (65.0%) of the Capital Stock of any Multicurrency Borrower or its Subsidiaries or amounts received from any Multicurrency Borrower as described herein be shared with any Domestic Lender or Issuing Bank for application on any of the Domestic Obligations.

                  14.07. AMENDMENTS AND WAIVERS.

                  (a) GENERAL PROVISIONS. Unless otherwise provided for or required in this Agreement, no amendment or modification of any provision hereof shall be effective without the written agreement of the Requisite Lenders (which the Requisite Lenders shall have the right to grant or withhold in their sole discretion) and the Borrowers, and no termination or waiver of any provision of this Agreement or any of the Loan Documents, or consent to any departure by the Borrowers therefrom, shall be effective without the written concurrence of the Requisite Lenders, which the Requisite Lenders shall have the right to grant or withhold in their sole discretion. All amendments, modifications, waivers and consents not specifically reserved to the Lenders, the Issuing Bank and the Administrative Agent in SECTION 14.07(b), SECTION 14.07(c) and in any other provisions of this Agreement shall require only the approval of the Requisite Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

                  (b) AMENDMENTS, CONSENTS AND WAIVERS BY ALL AFFECTED LENDERS. Notwithstanding the foregoing, any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only by a written agreement, signed by each Lender or Issuing Bank affected thereby:

                  (i) waiver of any of the conditions specified in SECTION 5.01 or 5.02 (except with respect to a condition based upon another provision this Agreement, the waiver of which requires only the concurrence of the Requisite Lenders),

                  (ii) increase in the amount of any of the Commitments of such Lender,

                  (iii) reduction of the principal of, rate or amount of interest on the Loans, the Reimbursement Obligations, or any fees or other amounts payable to such Lender (other than by the payment or prepayment thereof),

                  (iv) except as provided in SECTION 11.02(c), extension of the Termination Date or postponement of any date on which any payment of principal of, or interest on, the Loans, the Reimbursement Obligations, any fees or other amounts payable to such Lender or Issuing Bank would otherwise be due,

                  (v) change in the definitions of Commitments, Domestic Commitments or Multicurrency Commitments (other than as set forth in CLAUSE (c)(vi) below),

                  (vi) the orders of priority set forth in SECTION 3.01, CLAUSES THIRD and FOURTH of SECTION 3.02(b)(i)(B), CLAUSE SECOND of SECTION 3.02(b)(i)(B) or CLAUSES (D) through (J) of SECTION 3.02(b)(ii), and

                  (vii) amendment of SECTION 3.01(d).

                  (c) AMENDMENTS, CONSENTS AND WAIVERS BY ALL LENDERS. Any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only by a written agreement, signed by each Lender:

                  (i) release of any guarantor of the Obligations or all or any substantial portion of the Collateral (except as provided in SECTION 12.09(c)),

                  (ii) change in the (A) definition of Requisite Lenders or (B) the aggregate Pro Rata Share of the Lenders which shall be required for the Lenders or any of them to take action under this Agreement or the other Loan Documents,

                  (iii) amendment of SECTIONS 12.09(c), 14.01, 14.02, 14.06 or this SECTION 14.07,

                  (iv) assignment of any right or interest in or under this Agreement or any of the other Loan Documents by any Borrower,

                  (v) waiver of any Event of Default described in SECTIONS 11.01(a), (f), (g), (i) and (n),

                  (vi) amendment to the definition of Commitments, Domestic Commitments or Multicurrency Commitments with respect to the maximum aggregate amounts set forth in such defined terms, and

                  (vii) amendment or waiver of SECTION 10.01.

                  (d) ADMINISTRATIVE AGENT AUTHORITY. The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Notwithstanding anything to the contrary contained in this SECTION 14.07, no amendment, modification, waiver or consent shall affect the rights or duties of the Administrative Agent hereunder or under the other Loan Documents, including this ARTICLE XIII, unless made in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action; and the order of priority set forth in CLAUSES FIRST and SECOND and the second CLAUSE FIRST of SECTION 3.02(b)(i)(B) and CLAUSES (a), (b) AND (c) of
SECTION 3.02(b)(ii). Notwithstanding anything herein to the contrary, in the event that a Borrower shall have requested, in writing, that any Lender agree to an amendment, modification, waiver or consent with respect to any particular provision or provisions hereof, and such Lender shall have failed to state, in writing, that it either agrees or disagrees (in full or in part) with all such requests (it being understood that any such statement of agreement may be subject to satisfactory documentation and other conditions specified in such statement) within thirty (30) days of receipt of such request (or such other time period as may be designated in such amendment, modification, waiver or consent), then such Lender shall be deemed to have disagreed with such request. Furthermore, in the event that any Lender fails to agree to any amendment, modification, waiver or consent requiring the unanimous approval of the Lenders pursuant to SECTION 14.07(c), at the joint request of any Borrower and the Administrative Agent, the Lenders who have so agreed shall have the right (but not the obligation) to, or to cause an Eligible Assignee to, purchase from such Lender (at the face amount thereof) all Obligations and Commitments held by such Lender. Each Lender agrees the if the Administrative Agent or any Borrower exercises its option hereunder, it shall promptly execute and deliver all agreements and documentation necessary to effectuate such assignment as set forth in SECTION 14.01. Any purchase of such Lender's Commitments and all other Obligations owing to it must (i) occur within 30 Business Days from the date that such Lender refuses to execute any amendment, waiver or consent which requires the written consent of all of the Lenders and to which the Administrative Agent, the other Lenders and the Borrowers have agreed and (ii) include an amount payable to such Lender which is sufficient to compensate such Lender for any loss, expense or liability as a result of any such purchase under this SECTION 14.07(d) which arises out of, or is in connection with, any funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Fixed Rate Loan.

                  14.08. NOTICES.

                  (a) Unless otherwise specifically provided herein, any notice, consent or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, sent by e-mail, or sent by courier service or the United States mails (or with respect to the Multicurrency Borrowers, the mails of their country of residence) and shall be deemed to have been given (i) four
(4) days following deposit in the United States mails (or with respect to the Multicurrency Borrowers, the mails of its country of residence), with proper postage prepaid, (ii) upon delivery thereof to a courier service, (iii) when delivered in person or (iv) upon confirmation of receipt of a telecopy or of an email; provided, that no notices with respect to a request for a new, or conversion of an existing, Borrowing or other extension of credit or providing notice of any Default or Event of Default may be delivered by e-mail. Notices to the Administrative Agent pursuant to ARTICLE II, III or IV shall not be effective until received by the Administrative Agent. For the purposes hereof, the addresses, telecopy numbers and, if so specified, e-mail addresses of the parties hereto (until notice of a change thereof is delivered as provided in this SECTION 14.08) shall be as set forth below each party's name on the signature pages hereof or the signature page of any applicable Assignment and Acceptance, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties to this Agreement. The Administrative Agent may refer the relevant Persons (by fax, letter, telecopy, or, if so specified, e-mail) to a web site (including "e-Disclosure", the Administrative Agent's delivery system that is part of SSB Direct, Global Fixed Income's primary web portal) and to the location of the relevant information on such web site in discharge of such notification or delivery obligation provided that such notification or delivery obligation shall not be discharged by the Administrative Agent referring a Person to a web site if such Person has previously provided written notice to the Administrative agent that it does not wish to receive notices via a web site. Each Borrower acknowledges that although such web sites may be secured with a dual firewall and a user identification/password authorization system, and secured through a single user per deal authorization method whereby each user may access such web site only on a deal-by-deal basis, distribution of material through an electronic medium is not necessarily secure and there are confidentiality and other risks associated with such distribution.

                  (b) The Domestic Borrowers jointly and severally agree, and the Multicurrency Borrowers jointly and severally agree, to indemnify and hold harmless each Indemnitee (with respect to the applicable Credit Facility) from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including, without limitation, reasonable fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in any manner relating to or arising out of any action taken or omitted by such Indemnitee in good faith in reliance on any notice or other written communication in the form of a telecopy or facsimile purporting to be from a Borrower; provided that no Borrower shall have any obligation under this SECTION 14.08(b) to an Indemnitee with respect to any indemnified matter caused by or resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction.

                  14.09. SURVIVAL OF WARRANTIES AND AGREEMENTS. All representations and warranties made herein and all obligations of the Borrowers in respect of taxes, indemnification and expense reimbursement shall survive the execution and delivery of this Agreement and of the other Loan Documents, the making and repayment of the Loans, the issuance and discharge of Letters of Credit hereunder, the termination of this Agreement and the termination of the Commitments hereunder and shall not be limited in any way by the passage of time or occurrence of any event and shall expressly cover time periods when the Administrative Agent, the Issuing Bank or any of the Lenders may have come into possession or control of any of the Borrowers' or their Subsidiaries' Property.

                  14.10. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent, any Lender or the Issuing Bank in the exercise of any power, right or privilege under any of the Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under the Loan Documents are cumulative to and not exclusive of any rights or remedies otherwise available.

                  14.11. MARSHALING; PAYMENTS SET ASIDE. None of the Administrative Agent, any Lender or the Issuing Bank shall be under any obligation to marshal any assets in favor of the Borrowers or any other party or against or in payment of any or all of the Obligations. To the extent that a Borrower makes a payment or payments to the Administrative Agent, the Lenders or the Issuing Bank or any of such Persons receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  14.12. SEVERABILITY. In case any provision in or obligation hereunder or under the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  14.13. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

                  14.14. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  14.15. LIMITATION OF LIABILITY. No claim may be made by any Borrower, any Lender, the Issuing Bank, the Administrative Agent or any other Person against the Administrative Agent, the Issuing Bank or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Borrower, each Lender, the Issuing Bank and the Administrative Agent hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  14.16. SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Administrative Agent, the Lenders and the Issuing Bank. The rights hereunder and the interest herein of the Borrowers may not be assigned or otherwise transferred without the written consent of all Lenders. Any attempted assignment without such written consent shall be void. Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided herein and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  14.17. CERTAIN CONSENTS AND WAIVERS.

                  (a) PERSONAL JURISDICTION.

                  (i) EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUING BANK, AND THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWERS IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS PROCESS AGENT (THE "PROCESS AGENT") FOR SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUING BANK, AND THE BORROWERS AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE BORROWERS WAIVES IN ALL DISPUTES ANY

         OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                  (ii) EACH OF THE BORROWERS AGREES THAT THE ADMINISTRATIVE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH PERSON OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER. EACH BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING BANK TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING BANK. EACH OF THE BORROWERS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

                  (b) SERVICE OF PROCESS. EACH OF THE BORROWERS IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PROCESS AGENT (IN THE CASE OF ANY BORROWER) OR THE RELEVANT BORROWER'S NOTICE ADDRESS SPECIFIED PURSUANT TO
SECTION 14.08, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH OF THE BORROWERS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE LENDERS, AND THE BORROWERS IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ANY OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK, OR THE BORROWERS ARISING OUT OF OR RELATED TO THE TRANSACTIONS

CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. ANY SUCH PERSON MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  14.18. COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against NMHG Holding, the Borrowers, each Lender, each Issuing Bank and the Administrative Agent on the date hereof. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern.

                  14.19. LIMITATION ON AGREEMENTS. All agreements between the Borrowers, the Administrative Agent, each Lender and the Issuing Bank in the Loan Documents are hereby expressly limited so that in no event shall any of the Loans or other amounts payable by the Borrower under any of the Loan Documents be directly or indirectly secured (within the meaning of Regulation U) by Margin Stock.

                  14.20. CONFIDENTIALITY. Subject to SECTION 14.01(e), the Administrative Agent, the Lenders and the Issuing Bank shall hold all nonpublic information obtained pursuant to the requirements hereof and identified as such by any Borrower in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree, transferee or assignee (or Participant) in connection with the contemplated transfer (or participation), or as required or requested by any Governmental Authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors who shall be informed of the confidential nature of such information, and shall require any such offeree or assignee (or Participant) to agree (and require any of its offerees, assignees or Participants to agree) to comply with this SECTION 14.20. In no event shall the Administrative Agent, any Lender or the Issuing Bank be obligated or required to return any materials furnished by any Borrower or any Borrower Subsidiary; provided, however, each offeree shall be required to agree that if it does not become an assignee, transferee (or Participant) it shall return all materials furnished to it by such Borrower or Subsidiary thereof in connection herewith. In the event the Administrative Agent or any Lender or Issuing Bank is requested or required by law to disclose any of such information, the Administrative Agent or such Lender or Issuing Bank agrees to provide NMHG with prompt notice thereof; provided, however, the Administrative Agent or such Lender or Issuing Bank may, without restriction hereunder, including the providing of such notice, provide any and all of such information to any of the agencies or other governmental entities which regularly regulate its ability to engage in any of its businesses under state or federal law. Any and all confidentiality agreements entered into between the Administrative Agent, and Lender or the Issuing Bank and any Borrower shall survive this Agreement.

                  14.21. CURRENCY CONVERSIONS.

                  (a) PLACE AND CURRENCY OF PAYMENT. If any Obligation is payable in a currency other than Dollars (a "NON-USD CURRENCY") and/or at a place other than the United States, and such payment is not made as and when agreed, the applicable Borrowers, jointly and severally, will, upon the request of the applicable Lender or Issuing Bank, or the Administrative Agent, on behalf of such Lender or Issuing Bank, either (i) make payment in such Non-USD Currency and at the place where such Obligation is payable, or (ii) pay the Administrative Agent, for the benefit of such Lender or Issuing Bank, in Dollars at the address of the Administrative Agent pursuant to SECTION 14.08 hereof. In the event of a payment pursuant to clause (ii) above, the applicable Borrowers will pay the Administrative Agent, for the benefit of such Lender or Issuing Bank, the equivalent of the amount of such Obligation in Dollars calculated at the rate of exchange at which, in accordance with normal banking procedures, the Administrative Agent or such Lender or Issuing Bank may buy such Non-USD Currency in New York, New York on the date any applicable Borrower makes such payment.

                  (b) JUDGMENT CURRENCY.

                  (i) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under the Notes in any currency (the "ORIGINAL CURRENCY") to another currency (the "OTHER CURRENCY"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the Spot Rate on the second Business Day preceding that on which judgment is given.

                  (ii) The obligation of each Borrower in respect of any sum due in the Original Currency from it to any Lender, the Issuing Bank or the Administrative Agent hereunder or under any Note held by any Lender, as applicable, shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender, Issuing Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such Other Currency, such Lender, Issuing Bank or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Lender, Issuing Bank or the Administrative Agent (as the case may be) in the Original Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, Issuing Bank or the Administrative Agent (as the case may be) against any loss resulting from such purchase or from the inability to effect such purchase, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Lender, Issuing Bank or the Administrative Agent (as the case may be) in the Original Currency, such Lender, Issuing Bank or the Administrative Agent (as the case may be) agrees to remit to such Borrower such excess.

                  14.22. ENTIRE AGREEMENT. This Agreement, taken together with all of the other Loan Documents embodies the entire agreement and understanding among the parties hereto and supersedes the Commitment Letter (except for provisions therein specifically referred to herein) and all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                  14.23. ADVICE OF COUNSEL. The Borrowers and each Lender and the Issuing Bank understand that the Administrative Agent's counsel represents only the Administrative Agent's and its Affiliates' interests and that the Borrowers, other Lenders and other Issuing Bank (if any) are advised to obtain their own counsel. The Borrowers represent and warrant to the Administrative Agent and the other Holders that it has discussed this Agreement with its counsel.

                  14.24. JOINT ARRANGERS, JOINT BOOKRUNNERS AND SYNDICATION AGENT. This Loan Agreement places no duties on the Joint Arrangers, Joint Bookrunners or Syndication Agent in their capacities as such.

                  14.25. TERMINATION OF THE MULTICURRENCY FACILITY. Upon the Payment in Full of the Multicurrency Obligations and the permanent reduction to zero and termination of the Multicurrency Commitments by the Multicurrency Borrowers in accordance with SECTION 3.01 and as permitted pursuant to SECTION 9.01(m), (a) all references herein to Multicurrency Borrowers, Multicurrency Commitments, Foreign Guarantors, Multicurrency Loans, Overdraft Loans, Euro Loans, the Euro Subfacility, Sterling Loans, the Sterling Subfacility and any other defined terms in which "Multicurrency", "Euro", "Overdraft" or "Sterling" is part of such defined term's name and all derivations thereof shall have no effect except to the extent specifically referenced to survive such Payment in Full of the Obligations, (b) the Multicurrency Borrowers shall continue to constitute "Borrower Subsidiaries" for the purposes of this Agreement and the other Loan Documents but shall no longer constitute "Foreign Credit Parties", "Credit Parties", "Borrowers" or "Guarantors", as applicable, (c) the Foreign Collateral shall be released in accordance with SECTION 12.02(i)(C), (d) the Multicurrency Borrower Guaranties and Foreign Guaranties shall be terminated except to the extent specifically referenced to survive such Payment in Full of the Obligations, and shall no longer constitute "Loan Documents" and the Foreign Guarantors shall no longer constitute "Guarantors" or "Foreign Credit Parties", and (e) the Multicurrency Borrower Guaranty shall remain in effect for any Obligations which survive such Payment in Full.

                            [signature pages follow]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                 NMHG HOLDING CO.



                                 By: /s/ Jeffrey C. Mattern
                                    -----------------------------------
                                 Name: Jeffrey C. Mattern
                                 Title: Treasurer

                                 Notice Address:
                                 ---------------
                                 c/o NACCO Materials Handling Group, Inc.
                                 650 NE Holladay Street, Suite 1600
                                 Portland, Oregon 97232 USA
                                 Attention: General Counsel
                                 Phone: (503) 721-6000
                                 Telecopier: (503) 721-6059
                                 E-Mail:  cpglewis@nmhg.com

                                 NACCO MATERIALS HANDLING GROUP, INC.



                                 By: /s/ Jeffrey C. Mattern
                                    -----------------------------------
                                 Name: Jeffrey C. Mattern
                                 Title: Treasurer

                                 Notice Address:
                                 --------------
                                 650 NE Holladay Street, Suite 1600
                                 Portland, Oregon 97232 USA
                                 Attention: General Counsel
                                 Phone: (503) 721-6000
                                 Telecopier: (503) 721-6059
                                 E-Mail:  cpglewis@nmhg.com

                                 NMHG DISTRIBUTION CO.



                                 By: /s/ Jeffrey C. Mattern
                                    -----------------------------------
                                 Name: Jeffrey C. Mattern
                                 Title: Treasurer

                                Notice Address:
                                ---------------
                                c/o NACCO Materials Handling Group, Inc.
                                650 NE Holladay Street, Suite 1600
                                Portland, Oregon 97232 USA
                                Attention: General Counsel
                                Phone: (503) 721-6000
                                Telecopier: (503) 721-6059
                                E-Mail:  cpglewis@nmhg.com



                                NACCO MATERIALS HANDLING LIMITED



                                 By: /s/ Jeffrey C. Mattern
                                    -----------------------------------
                                 Name: Jeffrey C. Mattern
                                 Title: Treasurer

                                 Notice Address:
                                 ---------------
                                 c/o NACCO Materials Handling Group, Inc.
                                 650 NE Holladay Street, Suite 1600
                                 Portland, Oregon 97232 USA
                                 Attention: General Counsel
                                 Phone: (503) 721-6000
                                 Telecopier: (503) 721-6059
                                 E-Mail:  cpglewis@nmhg.com

                                NACCO MATERIALS HANDLING B.V.

                                By: NACCO MATERIALS HANDLING GROUP, LTD.,
                                its Managing Director





                                By: /s/ Jeffrey C. Mattern
                                   ------------------------------------------
                                   Name: Jeffrey C. Mattern
                                   Title: Treasurer

                                 Notice Address:
                                 ---------------
                                 c/o NACCO Materials Handling Group, Inc.
                                 650 NE Holladay Street, Suite 1600
                                 Portland, Oregon 97232 USA
                                 Attention: General Counsel
                                 Phone: (503) 721-6000
                                 Telecopier: (503) 721-6059
                                 E-Mail:  cpglewis@nmhg.com

                             CITICORP NORTH AMERICA, INC., as Administrative
                             Agent



                             By: /s/ Keith R. Karako
                               ------------------------------------------------
                                 Name:  Keith R. Karako
                                 Title:  Managing Director and Vice President


                             Notice Address:
                             ---------------
                             388 Greenwich Street, 19th Floor
                             New York, New York 10013
                             Attention: David Jaffe
                             Telecopier No.: (212) 816-2613
                             Confirmation No.: (212) 816-2329
                             E-Mail: david.jaffe@citi.com




                             CITICORP USA, INC., as a Domestic Lender and as Swing Loan Bank

                             By: /s/ Keith R. Karako
                               ----------------------------------------------
                                 Name: Keith R. Karako
                                 Title: Managing Director and Vice President


                             Notice Address:
                             ---------------
                             388 Greenwich Street, 19th Floor
                             New York, New York 10013
                             Attention: David Jaffe
                             Telecopier No.: (212) 816-2613
                             Confirmation No.:  (212) 816-2329
                             E-Mail: david.jaffe@citi.com

                               CITIBANK, N.A., as a Multicurrency Lender and as Overdraft Line Bank





                                By: /s/ Keith R. Karako
                                   -------------------------------------------
                                   Name:  Keith R. Karako
                                   Title: Managing Director and Vice President


                                Notice Address:
                                ---------------
                                c/o Citicorp USA, Inc.
                                388 Greenwich Street, 19th Floor
                                New York, New York 10013
                                Attention: David Jaffe
                                Telecopier No.: (212) 816-2613
                                Confirmation No.:  (212) 816-2329
                                E-Mail: david.jaffe@citi.com


                                Fixed Rate Lending Office:
                                -------------------------
                                Citibank, N.A.
                                European Loans Agency
                                68 Molesworth Street
                                Lewisham
                                London, England SE13 7EU
                                Attention:  Cliff Posner
                                Telecopier No.: 011-44-207-500-4484
                                Confirmation No.: 011-44-207-500-4247
                                E-Mail: cliff.posner@citicorp.com

                             CITIBANK, N.A., as Issuing Bank


                             By: /s/ Keith R. Karako
                                -------------------------------------------
                                 Name:  Keith R. Karako
                                 Title: Managing Director and Vice President


                             Notice Address:
                             ---------------
                             388 Greenwich Street, 19th Floor
                             New York, New York 10013
                             Attention: David Jaffe
                             Telecopier No.: (212) 816-2613
                             Confirmation No.:  (212) 816-2329
                             E-Mail: david.jaffe@citi.com

                                  FOOTHILL CAPITAL CORPORATION, as a Domestic
                                   Lender





                                  By: /s/ Sanat Amladi
                                     ----------------------------
                                     Name: Sanat Amladi
                                     Title: AVP


                                  Notice Address:
                                  ---------------
                                  2450 Colorado Avenue, Suite 3000
                                  Santa Monica, California 90404
                                  Attention: Mike Baranowski
                                  Telecopier No.: (310) 453-7447
                                  Confirmation No.:  (310) 453-7308
                                  E-Mail: mikeb@foothillcapital.com

                                        NATIONAL CITY COMMERCIAL FINANCE INC.,
                                        as a Domestic Lender





                                        By: /S/ Thomas R. Poe
                                           --------------------------------
                                           Name: Thomas R. Poe
                                           Title: President/CEO


                                        Notice Address:
                                        ---------------
                                        1965 E. 6th Street, Suite 400
                                        Locator 3049
                                        Cleveland, Ohio 44114
                                        Attention: Kate George
                                        Telecopier No.: (216) 222-9555
                                        Confirmation No.:  (216) 222-2951

                                   CREDIT SUISSE FIRST BOSTON, as a
                                   Domestic Lender





                                   By: /s/ Kristin Lepri   /s/ Bill O'Daly
                                      -------------------------------------
                                     Name: Kristin Lepri       Bill O'Daly
                                     Title: Associate          Director


                                   Notice Address:
                                   ---------------
                                   11 Madison Avenue, 10th Floor
                                   New York, New York 10010-3629
                                   Attention: Kristin Lepri
                                   Telecopier No.: (212) 325-8309
                                   Confirmation No.:  (212) 325-9058
                                   E-Mail: kristin.lepri@csfb.com


                                   CREDIT SUISSE FIRST BOSTON, as a
                                   Multicurrency Lender





                                   By: /s/ Kristin Lepri   /s/ Bill O'Daly
                                      -------------------------------------
                                     Name: Kristin Lepri       Bill O'Daly
                                     Title: Associate          Director


                                   Notice Address:
                                   ---------------
                                   11 Madison Avenue, 10th Floor
                                   New York, New York 10010-3629
                                   Attention: Kristin Lepri
                                   Telecopier No.: (212) 325-8309
                                   Confirmation No.:  (212) 325-9058
                                   E-Mail: Kristin.lepri@csfb.com

                                U.S. BANK NATIONAL ASSOCIATION,
                                as a Domestic Lender




                                By: /s/ Scott J. Bell
                                   -----------------------------------
                                    Name:  Scott J. Bell
                                    Title:  Vice President


                                Notice Address:
                                ---------------
                                National Corporate Banking Division
                                U.S. Bank National Association
                                555 S.W. Oak Street, Suite 400
                                Portland, Oregon 97204
                                Attention: Scott J. Bell
                                Telecopier No.: (503) 275-5428
                                Confirmation No.:  (503) 275-4809
                                E-Mail: scott.bell@usbank.com


                                U.S. BANK NATIONAL ASSOCIATION,
                                as a Multicurrency Lender





                                By: /s/ Scott J. Bell
                                   -----------------------------------
                                    Name:  Scott J. Bell
                                    Title:  Vice President


                                Notice Address:
                                ---------------
                                National Corporate Banking Division
                                U.S. Bank National Association
                                555 S.W. Oak Street, Suite 400
                                Portland, Oregon 97204
                                Attention: Scott J. Bell
                                Telecopier No.: (503) 275-5428
                                Confirmation No.:  (503) 275-4809
                                E-Mail: scott.bell@usbank.com

                              KEY CORPORATE CAPITAL INC.,
                              as a Domestic Lender


                              By: /s/ J. Eric Stropkay
                                 --------------------------------
                                 Name: /s/ J. Eric Stropkay
                                 Title: Vice President


                              Notice Address:
                              ---------------
                              127 Public Square OH-01-27-0600
                              Cleveland, Ohio 44114
                              Attention: Chris Diorio
                              Telecopier No.: (216) 689-3298
                              Confirmation No.:  (216) 689-4404



                              Fixed Rate Lending Office:
                              -------------------------
                              127 Public Square
                              Cleveland, Ohio 44114
                              Attention: Tony Simenic
                              Telecopier No.: (216) 689-0255
                              Confirmation No.: (216) 689-5206

                                    GMAC BUSINESS CREDIT, LLC, as a
                                    Domestic Lender and a
                                    Multicurrency Lender





                                    By: /s George Grieco
                                       --------------------------------
                                       Name: George Grieco
                                       Title: Director


                                    Notice Address:
                                    ---------------
                                    3000 Town Center, Suite 280
                                    Southfield, Michigan 48075
                                    Attention: Gwen Julin
                                    Telecopier No.: (248) 356-8978
                                    Confirmation No.:  (248) 263-6206
                                    E-Mail: gjulin@gmacbc.com

                                       KEY CORPORATE CAPITAL INC., as a
                                       Multicurrency Lender





                                       By: /s/ J. Eric Stropkay
                                          -----------------------------------
                                         Name: J. Eric Stropkay
                                         Title: Vice President


                                       Notice Address:
                                       ---------------
                                       127 Public Square OH-01-27-0600
                                       Cleveland, Ohio 44114
                                       Attention: Chris Diorio
                                       Telecopier No.: (216) 689-3298
                                       Confirmation No.:  (216) 689-4404



                                       Fixed Rate Lending Office:
                                       -------------------------
                                       127 Public Square
                                       Cleveland, Ohio 44114
                                       Attention: Tony Simenic
                                       Telecopier No.: (216) 689-0255
                                       Confirmation No.: (216) 689-5206

                                    STATE OF CALIFORNIA PUBLIC EMPLOYEES'
                                    RETIREMENT SYSTEM, as a Domestic Lender





                                    By: /s/ Thomas McDonagh
                                       --------------------------------
                                       Name: Thomas McDonagh
                                       Title: Portfolio Manager


                                    Notice Address:
                                    ---------------
                                    400 P Street
                                    Sacramento, California 95814
                                    Attention: Thomas McDonagh
                                    Telecopier No.: (916) 326-3330
                                    Confirmation No.:  (916) 326-3425/326-3396